PRELIMINARY COPY


                                  SCHEDULE 14C

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Check the appropriate box:

                      |_| Preliminary Information Statement
     |_| Confidential, For Use of the Commission Only (as Permitted by Rule
                                  14c-5(d)(2))
                      |X| Definitive Information Statement

                           NETWORTH TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

               Payment of filing fee (Check the appropriate box):

                              |X| No fee required.
             |_| Fee computed on table below per Exchange Act Rules
                             14a-6(I)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: common stock

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction: $

(5) Total fee paid: $

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed: June 23, 2006

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     INFORMATION STATEMENT............................................................................................1

     SUMMARY OF THE MERGER WITH SOLUTION TECHNOLOGY INTERNATIONAL, INC................................................2

              Summary Description of the Merger with Solution Technology International, Inc. ("STI")..................2

              Contact Information.....................................................................................2

              Business Conducted by NetWorth..........................................................................3

     THE BUSINESS OF STI..............................................................................................3

              Overview ...............................................................................................3

              The Insurance and Reinsurance Industry..................................................................3

              STI's Solution to the Current Inefficiency of Reinsurance Administration................................3

              STI's Charter Client....................................................................................4

              Market Analysis.........................................................................................5

                                Size of Insurance Industry............................................................5
                                Industry Characteristics and Trends...................................................5
                                Critical Needs and Extent to Which Those Needs Are Currently Met......................5
                                Purchasing Decision Makers and Influencers............................................5
                                Major Customer Groups.................................................................6
                                Target Markets........................................................................6
              Sales Process...........................................................................................6

                                Phase I...............................................................................6
                                Phase II..............................................................................6
                                Phase III.............................................................................6
              Competition.............................................................................................7

              Sales and Marketing.....................................................................................7

                                Marketing Strategy....................................................................7
                                Distribution channels.................................................................7
     RISK FACTORS.....................................................................................................8

     RISKS RELATED TO STI'S BUSINESS..................................................................................8

     RISKS RELATED TO CORNELL CAPITAL................................................................................12

     WARNING ABOUT FORWARD LOOKING STATEMENTS........................................................................15

     THE MERGER WITH SOLUTION TECHNOLOGY INTERNATIONAL, INC..........................................................16

              Background of the Merger...............................................................................16

              The Merger Agreement...................................................................................17

                       General  .....................................................................................17
                       Change in the Board and Management............................................................17
                       Indemnification...............................................................................17
                       Conditions to the Merger......................................................................17

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                                TABLE OF CONTENTS
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              Termination............................................................................................18

              Recent Corrections to NetWorth's Certificate of Incorporation..........................................19

              Accounting Treatment of the Merger.....................................................................19

              Prior Relationship Among Cornell Capital, Montgomery Equity Partners and NetWorth......................20

              Prior Relationship Among Cornell Capital, Montgomery Equity Partners and STI...........................21

              New Agreements Between Cornell Capital and NetWorth....................................................21

                                Standby Equity Distribution Agreement................................................21
                                Amended and Restated Convertible Debenture...........................................22
                                Convertible Compensation Debenture...................................................22
                                Assignment and Assumption Agreement..................................................22
                                Amended and Restated Registration Rights Agreement...................................22
                                Warrant..............................................................................23
                                Security Agreement...................................................................23
                                Pledge and Escrow Agreement..........................................................24
                                Irrevocable Transfer Agent Instructions Agreement....................................24
                                Securities Purchase Agreement........................................................23
                                Subsidiary Security Agreement........................................................24
                                Guaranty.............................................................................24
                                Intercreditor Agreement..............................................................24

              Regulatory Approvals...................................................................................24

              Reports, Opinions, Appraisals..........................................................................24

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AFTER PROPOSALS ARE EFFECTIVE ...................24

     FINANCIAL CONDITION AND RESULTS OF OPERATIONS...................................................................26

              Overview ..............................................................................................26

              Financial Condition and Changes in Financial Condition.................................................28

              Liquidity and Capital Resources........................................................................28
     PROPOSAL 1 - AMENDMENT OF NETWORTH'S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF
              STI'S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF 1-FOR-150............................36

              Overview ..............................................................................................36

              Reasons for the Reverse Split..........................................................................36

              Principal Effects of the Reverse Split.................................................................37

              Federal Income Tax Consequences........................................................................37

     PROPOSAL 2 - AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF NETWORTH TECHNOLOGIES, INC.
              TO SOLUTION TECHNOLOGY INTERNATIONAL, INC..............................................................38
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                                TABLE OF CONTENTS
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     PROPOSAL 3 - AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO DELETE CERTAIN PROVISIONS THAT ARE NOT AUTHORIZED
              UNDER DELAWARE LAW.....................................................................................32

     PROPOSAL 4 - ADOPTION OF A NEW 2005 STOCK INCENTIVE PLAN TO REPLACE OUR CURRENT 2002 NONQUALIFIED STOCK OPTION
              AND STOCK INCENTIVE PLAN...............................................................................32

              Summary of 2005 Stock Incentive Plan...................................................................33

                       History ......................................................................................33
                       Administration................................................................................33
                       Eligibility...................................................................................33
                       Terms of Options..............................................................................33
                       Amendment and Termination of the 2001 Plan....................................................34
              Federal Tax Aspects....................................................................................35
                       Incentive Stock Options.......................................................................35
                       Alternative Minimum Tax.......................................................................35
                       Non-statutory Stock Options...................................................................35
                       Stock Appreciation Rights.....................................................................35
                       Restricted Stock..............................................................................35
                       Restricted Stock Units........................................................................35
                       Tax Effect on STI.............................................................................36

              Purpose and Effect of the Proposed Amendment...........................................................36

              Anti-Takeover Provisions...............................................................................36

              Certificate of Incorporation and Bylaws................................................................36

     VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS....................................................................37

     DIRECTORS AND OFFICERS..........................................................................................37

     COMMITTEES OF THE BOARD OF DIRECTORS............................................................................38

     DIRECTOR AND OFFICER COMPENSATION...............................................................................39

              Director Compensation..................................................................................39

              Executive Compensation.................................................................................39

     NEW DIRECTORS AND OFFICERS......................................................................................40

              Persons Entitled to Notice.............................................................................41

     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.........................................................41

     SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING...............................................................41

     APPENDICES......................................................................................................42

              Appendix A - Amended and Restated Standby Equity Distribution Agreement................................43

              Appendix B - Amended and Restated Secured Convertible Debenture........................................44

              Appendix C - Assignment and Assumption Agreement.......................................................45

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          Appendix D - Amended and Restated Registration Rights Agreement........................................46

          Appendix E - Security Agreement........................................................................47

          Appendix F - Pledge and Escrow Agreement...............................................................48

          Appendix G - Irrevocable Transfer Agent Instructions Agreement.........................................49

          Appendix H - Securities Purchase Agreement.............................................................50

          Appendix I - Subsidiary Security Agreement.............................................................51

          Appendix J - Warrant (Montgomery)......................................................................51

          Appendix K - Amended and Restated Investor Registration Rights Agreement...............................51

          Appendix L - Guaranty..................................................................................51

          Appendix M - Convertible Compensation Debenture........................................................51

          Appendix N - Release Ageement..........................................................................52

          Appendix O - Warrant...................................................................................53

          Appendix P - Amended and Restated Certificate of Incorporation.........................................54

          Appendix Q - NetWorth Technologies, Inc. 2005 Stock Incentive Plan.....................................54

          Appendix R - NetWorth Technologies, Inc. and Solution Technology International, Inc. Unaudited Pro Forma
                   Combined Financial Statements.................................................................56

          Appendix S - Solution Technology International, Inc. Financial Statements for the Years Ended
                   December 31, 2005 and 2004....................................................................61
                   Report of Independent Registered Accounting Firm..............................................61
                   Balance Sheet.................................................................................61
                   Statement of Operations.......................................................................61
                   Statements of Changes in Stockholders' (Deficit)..............................................61
                   Statement of Cash Flows.......................................................................61
                   Notes to Financial Statements.................................................................61
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                           NETWORTH TECHNOLOGIES, INC.
                               101 SW 11th Avenue
                            Boca Raton, Florida 33486

                              INFORMATION STATEMENT

                                 June 23, 2006

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTION, DEFINED BELOW, HAS ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF NETWORTH TECHNOLOGIES, INC. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

GENERAL

This Information Statement is first being furnished on or about June 26, 2006 to shareholders of record as of the close of business on January 16, 2006 (the "Record Date") of the common stock, $.01 par value per share, of NetWorth Technologies, Inc. ("NetWorth" or the "Company") in connection with the following (the "Proposals"):

            Proposal 1:      Amendment of Our Certificate of Incorporation to
                             Approve a 1-For-150 Reverse Stock Split of the
                             Issued and Outstanding Shares.

            Proposal 2:      Amendment of Our Certificate of Incorporation to
                             Change the Name of NetWorth Technologies, Inc. to
                             Solution Technology International, Inc.

            Proposal 3:      Amendment of Our Certificate of Incorporation to
                             Delete Certain Provisions That Are Not Authorized
                             Under Delaware Law.

            Proposal 4:      Adoption of a New 2005 Stock Incentive Plan to
                             Replace Our Current 2001 Nonqualified Stock Option
                             Plan.


The Board of Directors has approved, and a majority of the shareholders (the "Consenting Shareholders") representing not less than 218,578,082 shares or 67% of the 325,017,160 shares outstanding of NetWorth's common stock as of the Record Date have consented in writing to the Proposals. The members of NetWorth's Board of Directors, Anthony Joffe, Lawrence Van Etten and Robert Gigliotti, consented to the Proposals along with STI's former shareholders. Such approval and consent constitute the approval and consent of a majority of the total number of shares of NetWorth's outstanding common stock and are sufficient under the Delaware General Corporation Law and NetWorth's Bylaws to approve the Proposals. Accordingly, the Proposals will not be submitted to the other shareholders of NetWorth for a vote and this Information Statement is being furnished to shareholders to provide them with certain information concerning the Proposals in accordance with the requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including Regulation 14C.

NetWorth will pay all costs associated with the distribution of the Information Statement, including the costs of printing and mailing. NetWorth will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of NetWorth's common stock.

The principal executive office of NetWorth is located at 101 SW 11th Avenue, Boca Raton, Florida 33486.

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       SUMMARY OF THE MERGER WITH SOLUTION TECHNOLOGY INTERNATIONAL, INC.

SUMMARY DESCRIPTION OF THE MERGER WITH SOLUTION TECHNOLOGY INTERNATIONAL, INC. ("STI")

Pursuant to an agreement and plan of merger dated May 19, 2005 by and among NetWorth, STI, and STI Acquisition Corp., NetWorth agreed to issue shares equal to 90% of its fully diluted outstanding shares at June 20, 2005 for 100% of the fully diluted outstanding shares of STI. STI paid no cash to NetWorth but agreed to assume certain of NetWorth's liabilities, namely the convertible debenture that NetWorth issued to Advantage Capital Development Corp. and Cornell Capital Partners, LP ("Cornell Capital") in the amount of $625,000 and payment of certain accounts payable in an amount not to exceed $150,000. The merger between STI and STI Acquisition Corp. became effective on June 20, 2005 when the certificate of merger was filed and accepted by the Delaware Secretary of State. After Proposal 1 regarding the 1-for-150 reverse stock split becomes effective the STI shareholders will receive 90% of NetWorth's fully diluted outstanding shares in accordance with the terms of the merger agreement. Since the merger became effective on June 20, 2005 under Delaware law, NetWorth has been concentrating on the business conducted by STI.

                                   TERM SHEET

o a change in control of NetWorth following the merger becoming effective upon filing the certificate of merger (for a more complete description of the merger agreement, see "The Merger Agreement" page 17 of this proxy statement);

o an exchange of the outstanding shares of NetWorth for 90% of the fully diluted outstanding shares of NetWorth to be distributed to NetWorth shareholders, warrant holders and option holders (for a more complete description see "The Merger with Solution Technology International," pages 16-19 of this proxy statement);

o appointment of Dan L. Jonson, Dan F. Knise, Michael B. Shor and Mark Spaeth to the board of directors of NetWorth and of Dan L. Jonson as the President and CEO of NetWorth and resignation of NetWorth's current officers and directors (Anthony Q. Joffe, President and Chairman of the Board and directors Robert S. Gigliotti and Lawrence R. Van Etten) following compliance with Section 14(f) of the Securities Exchange Act of 1934 (see "The Merger with Solution Technology International," and "New Directors and Officers" pages 16-19 and 39-40, respectively, of this proxy statement for a more complete description of the new directors and this aspect of the merger agreement);

o total outstanding shares of NetWorth's common stock prior to the merger:
19,322,645;

o outstanding shares of NetWorth's common stock after the merger following the November 2005 correction of NetWorth's Certificate of Incorporation to increase the authorized shares of common stock to 650,000,000 and the amendment of NetWorth's certificate of incorporation to effect a reverse stock split of 1-for-150 (see "Proposal 1 - Amendment of NetWorth's Certificate of Incorporation to Effect a Reverse Split of STI's Issued and Outstanding Shares of Common Stock by a Ratio of 1-for-150," pages 29-31 of this proxy statement for a more complete description of the reverse split): 48,657,737;

o total shares of NetWorth's common stock held by the existing shareholders of NetWorth following adoption of the Proposals: 4,865,773;

o total shares of NetWorth's common stock held by the former STI shareholders, warrant holders and option holders following adoption of the Proposals:
43,791,964.

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CONTACT INFORMATION

The contact information for NetWorth is Anthony Q. Joffe, President, 101 SW 11th Avenue, Boca Raton, Florida 33486. The telephone number is (561) 392-6010. Following the appointment of the new officers of STI after the Proposals are effective, its new contact information will be STI's contact information: Dan L. Jonson, President, 5210 Chairmans Court, Suite 3, Frederick, MD 21703. STI's telephone number is (301) 668-9600.

BUSINESS CONDUCTED BY NETWORTH

From August 20, 2004 when NetWorth merged with NetWorth Systems, Inc. until June 20, 2005 when NetWorth sold NetWorth Systems to three of its shareholders in accordance with its obligation to do so under the merger agreement, NetWorth was an information technology company that provided services and products to small to mid-size companies in the areas of business intelligence, networking, information technology outsourcing, asset management and security and auditing. Since NetWorth has merged with STI, its business is licensing software for reinsurance administration.

                               THE BUSINESS OF STI

OVERVIEW

STI was incorporated in the State of Delaware on April 27, 1993 as Dan L. Jonson Associates, Inc. On June 22, 1994 it changed its name to Solution Technology International, Inc. STI launched professional service activities in January 1997 and concluded technical research and development of its enterprise software solution in June 2001.

STI markets a web-based, multi-language, multi-currency software solution (the "SurSITE(R)") to the domestic and international insurance and reinsurance industry designed to solve one of the well-known and costly predicaments in the industry, i.e., handling of complex technical accounting methods and transactions. Technical accounting is the tedious record keeping of (i) each individual premium and claim transaction gathered over a specific period of time from a policyholder's insurance policy to the primary insurer, (ii) the reinsurers assuming a portion of the hazards and risk exposure from the primary insurer by means of a collection of reinsurance contracts and (iii) the ultimate creation of claim notifications, loss recovery notices and statements of account for each such contract and the participating reinsurer.

Version 1 of the SurSITE(R) product for reinsurance administration was designed and developed by STI between 2001 and 2002 with the deployment of the product at its charter client (discussed below) occurring in December 2002. This has allowed SurSITE(R) to be built using real world scenarios rather than theoretical ones. Industry leaders, in addition to its charter client that participated in this process, included professionals from Swiss Re, Aon, and PartnerRe who contributed their industry expertise to ensure that the SurSITE(R) solution adhered to the technical accounting standards of the insurance and reinsurance industry.

THE INSURANCE AND REINSURANCE INDUSTRY

Insurance is the second largest segment of the U.S. economy. Insurance and health combined represent a quarter of the U.S. GDP. STI is targeting its products and services at the two-and-a-half trillion dollar global insurance industry and its 6,500 primary providers, approximately 2,500 captive insurance companies and numerous specialty insurance pools.

For the primary insurer, reinsurance is a form of insurance and serves to spread risks more widely as well as increase the amount of insurance coverage that can be written for individual clients and thereby decrease its loss exposure. It covers part of the risks assumed by the primary insurers, thereby reducing their exposure to liquidity problems or even the threat of financial ruin resulting from a major loss. Since risks with high sums insured and high exposures can be reinsured, primary insurers can achieve more homogenous portfolios to reduce their exposure to severe losses. The underwriting capacity of primary insurers is strengthened since the reinsurer assumes a share of the risk, making part of the required insurance coverage available. Further, available equity capital is increased because reinsurance frees this risk-bound capital.

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STI'S SOLUTION TO THE CURRENT INEFFICIENCY OF REINSURANCE ADMINISTRATION

For decades, lack of automation coupled with older legacy information systems of many global insurance and reinsurance organizations have made it difficult to accurately manage complex technical accounting methods causing losses from hard-to-detect errors around premiums received and payable, claims and risk allocation, unnecessary operating expenses and reduced investment income as a result of delayed claims recovery. Frequently, these shortcomings have been amplified by fragmented business processes, many repetitive manual paper-based processes, untimely and incomplete collection of data and lack of access to intelligence embedded in an insurance company's own data to facilitate favorable business decisions. In addition, it is difficult for many organizations to maintain reinsurance contract knowledge caused by staff turnover, since losses may be reported years after a reinsurance contract has been put in place.

STI's proprietary reinsurance software for reinsurance administration solves the costly problems described above. It manages complex reinsurance contract combinations throughout the entire reinsurance contract workflow, from the primary insurance policy to the portions of the primary insurance policy that are reinsured.

STI's management believes that its SurSITE(R) solution is distinguished from its competition by an "industry-first" Technical Accounting Transaction Engine that automates both reinsurance assumed as a fixed percentage of a potential loss subject to a maximum amount (referred to in the insurance industry as "proportional") and risks shared according to different thresholds of reinsurance exposure (referred to in the insurance industry as "non-proportional") contract calculations and generates transactions for premiums, commissions, and claims based on events and transactions at the original insurance policy level. STI's SurSITE(R) solution also generates statements of account, reinsurance recovery notices and claims notifications.

STI's management believes that the SurSITE(R) reinsurance software solution improves the quality, consistency, and accuracy of work performed, and positions top management to significantly and measurably reduce operating expenses and reduce errors.

Since its SurSITE(R) software automates the entire reinsurance technical accounting workflow, from the primary insurance policy to business that is reinsured, there is no need to engage employees to manually manage and allocate premiums and losses to each reinsurance contract combination throughout an organization, particularly with a fleet of insurance companies. Further, one web-based SurSITE(R) installation can support a user's multiple divisions and branches worldwide, which eliminates the need for redundant interim reinsurance reports and related information technology staff expenses.

In addition to its software product, STI offers consulting services to its customers with complete requirements studies, data migration, data integration tools, system integration, and other related professional services.

STI's objective is to establish its reinsurance solution as the industry leading software solution in managing complex reinsurance contract combinations throughout the entire reinsurance contract workflow. In this regard, it intends during the next two years to enhance its technological leadership by adding support for new and evolving premium and claims recovery methods for both the property and casualty and life insurance businesses; functionality for trend analysis, capacity utilization, and exposure control; and providing the software and services necessary to conduct safe and reliable technical accounting transactions over the Internet. STI anticipates that the costs of these improvements will be approximately $2,000,000. In addition to traditional license agreements, STI plans to offer its solutions as an Application Service Provider, reducing the cost of STI's product for smaller insurance companies.

STI'S CHARTER CLIENT

STI's initial multi-million dollar deployment and charter client is an insurance and reinsurance consortium based in Zurich, Switzerland consisting of 26 European insurance and reinsurance companies. STI selected SPL as a partner to assist STI in the development phase and initial release of STI's SurSITE(R) reinsurance software since the consortium and its member companies offered the most inclusive insurance and reinsurance workflow environment available to STI. The member companies are using STI's software platform to generate primary insurance business and manage the reinsurance transactions associated with the primary insurance business. STI's management believed that this environment was critical to the validation of its automated solution for reinsurance administration and has enabled it to provide a solution that can be configured to meet the needs of a single insurance company, a fleet of insurance companies or other similar consortia. Additionally, it believed that the opportunity existed for it to target the individual members of the consortium as future clients.

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SPL purchased a license for use by 22 of the 26 members to produce insurance business and its 26 members to conduct the related reinsurance administration for the entire consortium. The initial agreement with SPL consisted of a $2,000,000 fee for the purchase of a perpetual license and a $1,250,000 five-year technical support and maintenance agreement. The fees did not include client specific enhancements which were requested by the customer. Those fees resulted in additional professional service fees of approximately $1,000,000.

The consortium accounted for approximately 98% of STI's revenue in the fiscal year ended December 31, 2003 and 99% of its revenue in the fiscal year ended December 31, 2002. The revenue consisted of license fees and maintenance and support services. STI did not receive any revenue from SPL in fiscal 2004, largely as a result of the delay in concluding the process of becoming a publicly traded company, that delayed its receipt of funding by Cornell Capital to allow STI to provide the support and maintenance services required by SPL. Although STI was forced to scale back the technical support and maintenance services it provided to the consortium, the consortium has continued to use its product under the terms of the license agreement. STI's management expects to reengage SPL and its individual members in 2006 once it has secured the necessary financial resources to do so.

MARKET ANALYSIS

Size of Insurance Industry: Of the $2.5 trillion dollars in global premiums written in 2004 (of which approximately 45% or $1.2 trillion is U.S. business) approximately 80% or approximately $2 trillion dollars was reinsured. The insurance industry's IT spending has historically equaled 3% of net premium written which is projected to grow to 6-7% by 2010. Thus, the current IT spending in the United States alone of approximately $42 billion dollars is expected to reach over $80 billion by 2010 according to recent studies by Price Waterhouse Coopers and Lloyds of London.

Industry Characteristics and Trends: STI's management believes that September 11, 2001 was a wakeup call for the industry. STI's management further believes that 9/11 illustrated the shortcomings of existing legacy systems in providing the necessary information required to manage an insurance company's capacity utilization and risk accumulation. The concentration of capital at risk discovered by most insurance and reinsurance companies after the World Trade Center attack made it clear that new and more efficient support systems were needed. This was further amplified by the impact of the stringent Sarbanes-Oxley

Section 404 (SOX) compliance requirements. As a result, many companies ended up in receivership, were forced to stop writing new business and manage their existing portfolio of insurance until such policies expired (such a status known in the insurance industry as "run-off") or became unwilling acquisition targets by healthier competitors. For the first time insurance executives identified and expressed the urgent need to have the most critical back office processes streamlined and automated to provide the critical real-time information required for underwriting risks identifying the impact of and recovery of large reinsured losses in a timely manner. Hurricanes Katrina and Rita further stressed the importance of expediting and identifying the financial impact of large losses to Wall Street and other stakeholders.

Critical Needs and Extent to Which Those Needs Are Currently Met: The most critical need for every insurance and reinsurance company, STI's management believes, is the ability to aggregate enterprise-wide technical accounting transactions, e.g., premium, claims and loss reserve details at the original policy level. This data must be aggregated from all subsidiary companies by line of business to an overall parent company book-of-business. This aggregation allows real-time evaluation and determination of a group's financial results after factoring in the amount of reinsurance protection to immediately determine a company's "net loss" after a catastrophic loss event such as a hurricane, earthquake, tornado, terrorist attack or any other major event where a company experiences numerous claims related to one occurrence. Many companies do not have the IT infrastructure to accommodate this task in a timely manner due to fragmented, paper-based and manual backroom operations, i.e., lack of automation which makes it difficult to effectuate timely loss recoveries with loss of income as a result. This predicament is an industry-wide problem.

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Purchasing Decision Makers and Influencers: Due to the nature of the problem, executive level decision makers and especially CFOs are increasingly engaged in purchasing decisions for any IT solution. Major influencers in this regard are the client company's independent auditors and reinsurance brokers. This outside influence is being driven in part by the need for regulatory compliance, specifically, the ability to validate internal and management controls over financial reporting of technical accounting transactions. Hence, selective alliances with major global auditing firms represents an important business opportunity for STI and its SurSITE(R) offerings. Another significant advocate for STI's solution is the global reinsurance intermediary community. The intermediary market places 80% of all global reinsurance. STI's management believes that its solution will expedite and streamline premium and claim negotiations among all participants, thus increasing the margins realized for reinsurance commission.

Major Customer Groups: STI's focus and selection criteria of potential clients is based on an insurance company's level of reinsurance utilization, an above industry expense ratio and enterprise-wide requirements to comply with SOX.

Target Markets: STI's defined target market consists of five leading segments of major companies and other insurance entities that would greatly benefit from deploying its reinsurance solution.

Each segment has distinguishing characteristics based on complexity, size and life cycle:

o Large Insurance Groups (Fleet of Companies): This segment of STI's target market represents the largest opportunity for its software products. STI has identified 275 target companies in the North American market of the approximately 6,500 companies that represent the global insurance industry.

o Captive Insurance Companies: There are approximately 2,500 captive insurance and reinsurance companies, many domiciled in the U.S. and the Bermuda markets., that are potential STI clients.

o Reinsurance Companies: STI is focusing on the top 75 international reinsurance companies. Each such large reinsurer represents multiple sales and licensing opportunities since they have operations and subsidiaries around the world.

o Insurance and Reinsurance Consortia (Pools): STI is actively prospecting both U.S. and international insurance pools and already has experience with such groups from its charter client, SPL, that is a pool of international insurance companies.

o Run-off and Commutation: Divestitures and insolvencies have created this niche market that has grown tremendously over the past five years. In conjunction with one of STI's alliance partners, STI believes that it can obtain several clients within this market segment.

SALES PROCESS

Cycle: STI adheres to a three-phase purchasing and engagement cycle. The first is a comprehensive consulting engagement to define the project and determine the vision and scope. The second phase is the solution implementation, based on the prioritized needs as identified in Phase I. The third phase is the inception of the five year mandatory technical support and maintenance contract.

Phase I: An initial six to eight week engagement is used for requirements and information gathering. From this, STI will generate a formal detailed "As-Is, To-Be, and Benefit based proposal. In discussion with the client STI then proceed to a "go/no-go" decision for the project as a whole. Based on its experience, STI expects to reach a Phase I commitment in two to six months from the first meeting with the prospective client.

Phase II: This phase may entail either a single subsidiary/business unit or a full scale global implementation for an insurance group. During this phase the specific client installation is customized, delivered, and integrated. A single site implementation can take from six to nine months depending on the scope of the initial deployment. An enterprise-wide deployment throughout a global organization with multiple site licenses can easily be spread over a 60 month period due to the complexity of integration requirements.

Phase III: Once each deployment has been completed, tested, and accepted, the system enters the maintenance phase of the software lifecycle. The initial period is a five-year maintenance contract with an annual cost of 17.50% to 20% of the aggregate license fee.

COMPETITION

STI competes against a number of different companies in the area of reinsurance contract management. A smaller subset of those competitors offer an enterprise-wide solution needed to partially support automation of complex technical accounting methods and claims recovery processes.

Although management believes STI competes primarily with reinsurance contract management providers, it also believes that it may now, or in the future, compete with companies in the following groups:

o internal Information Technology departments

o reinsurance product providers such as CSC, SAP, Siebel and Sungard

o professional service organizations such as IBM, Accenture, Deloitte Consulting, EDS, BearingPoint and Cap Gemini Ernst & Young

o other potential competitors, including industry led initiatives

Today, CSC's SICS/NT software solution constitutes STI's primary competition among professional reinsurers and large insurance groups with offerings from Xchanging/RebusIS in the European, and Freedom Group and Siebel in the U.S. market. In addition, SAP is trying to extend its offerings to the reinsurance market. The significant differences between these offerings and STI's SurSITE(R) solution are an incomplete solution, lack of market uniformity, and lean eBusiness architecture. In many cases, available systems do not meet the future needs of giants like Allianz, AXA, Hanover Re, Munich Re, Partner Re, Swiss Re, Winterthur, and XL Capital because they do not offer automation of both proportional and non-proportional technical accounting transactions. In comparison to STI, however, their greater financial resources and longer presence in the market have allowed them to generate more sales than STI.

Management believes that STI has one of the most complete visions for integrated reinsurance administration and technical accounting required by reinsurance and insurance providers. In making future sales, it intends to rely on references from its customers attesting to its efforts to establish the unique and powerful appeal of its solution.

SALES AND MARKETING

Marketing Strategy: STI has developed a two-pronged approach to maximize market penetration. It will market its solution through direct sales to end-users and indirect sales through global alliance partners. STI's primary business development effort will be generated by highly experienced sales professionals. This approach will be supported by the utilization of independent consultants with extensive reinsurance experience and effective networking channels. Further, STI will draw on the long-term relationships held by its Board of Directors through their decades of industry experience. In order to maximize its effectiveness, STI has prioritized and qualified its key prospects. STI is preparing to launch the European and Asian sales channels during the first quarter of 2006. STI expects to establish its non-U.S. sales channels in partnership with reinsurance professionals who are well established in each such market.

Distribution channels: STI expects to establish sales offices in four geographic regions that will cover the following markets:

o SurSITE(R) North America

o United States of America

o Canada

o Bermuda (U.S. interests)

o SurSITE(R) Europe

o Europe

o Bermuda (UK interests)

o SurSITE(R) Asia

o Southeast Asia

o China

o Pacific Rim

o Africa

o SurSITE(R) Japan

STI has initiated its SurSite North American sales through the services of two former Marsh & McLennan employees.

                                  RISK FACTORS

STI Is Subject to Various Risks That May Materially Harm Its Business, Financial Condition and Results of Operations, If Any of These Risks or Uncertainties Actually Occur, Its Business, Financial Condition or Operating Results Could Be Materially Harmed. Additional Risks That It Currently Does Not Know About or That STI Currently Believes to be Immaterial May Also Impair Its Business Operations.

                         RISKS RELATED TO STI'S BUSINESS

STI Is An Early-Stage Company With An Unproven Business Model, A New and Unproven Software Technology Model and a Short Operating History, Which Makes It Difficult to Evaluate Its Current Business and Future Prospects.

STI has only a limited operating history upon which to base an evaluation of its current business and future prospects. Although it was founded in 1993, it began offering its SurSITE software products in 2003. It was subsequently forced to scale back its sales efforts due to its limited capital and, as a result, experienced a corresponding loss of sales. STI's limited operating history makes an evaluation of its business and prospects very difficult. You must consider its business and prospects in light of the risks and difficulties it encounters as an early-stage company in the rapidly evolving market of reinsurance contract management. These risks and difficulties include, but are not limited to, the following:

o its new and unproven business and software models;

o a limited number of service offerings and risks associated with developing new product and service offerings;

o the difficulties it faces in managing rapid growth in personnel and operations;

o a failure of its physical infrastructure or internal systems caused by a denial of service, third-party attack, employee error or malfeasance, or other causes;

o a general failure of the Internet that impairs its ability to deliver STI's service;

o a loss or breach of confidentiality of customer data;

o the negative impact on its brand, reputation or trustworthiness caused by any significant unavailability of its service;

o the systematic failure of a core component of STI's service from which it would be difficult for it to recover;

o the timing and success of new service introductions and new technologies by its competitors; and

o STI's ability to build brand awareness in a highly competitive market.

STI may not be able to successfully address any of these risks or others. Failure to adequately do so could seriously harm its business, damage its ability to retain existing customers or obtain new customers and cause its operating results to suffer.

STI Has Historically Lost Money and Losses May Continue In the Future, Which Means That STI May Not Be Able to Continue Operations Unless It Obtains Additional Funding.

STI has historically lost money. In the nine months ended September 30, 2005, it sustained net losses of $1,623,139. In the years ended December 31, 2005 and December 31, 2004, it sustained net losses of $2,329,333 and $1,738,094 , respectively. Future losses are likely to occur. Accordingly, STI may experience liquidity and cash flow problems if it is not able to raise additional capital as needed and on acceptable terms. No assurances can be given that it will be successful in reaching or maintaining profitable operations.

STI has a limited operating history upon which to evaluate its business plan and prospects. If STI is unable to find alternative financing on commercially reasonable terms, or generate revenue from the sales of its products and services, it could be forced to curtail or cease its operations.

STI has generated limited revenue from operations. If it does not begin generating more revenue, it may have to cease operations. At December 31, 2004, it had an accumulated deficit of $2,633,871. In order to become profitable, STI will need to generate revenues to offset its cost of research and development and general and administrative expenses. It may not achieve or sustain its revenue or profit objectives and its losses may increase in the future and ultimately, it may have to cease operations.

STI's operating results are impossible to predict because it has limited operations. As a result, it cannot determine if it will be successful in its proposed plan of operation. Accordingly, it cannot determine what the future holds for its proposed plan of business. As such an investment in STI's business is extremely risky and could result in the entire loss of its investment.

STI WILL NEED TO RAISE ADDITIONAL CAPITAL TO CONTINUE ITS OPERATIONS.

Unless STI can become profitable with the existing access of funds it has available and its sales efforts, it will require additional capital to sustain operations and STI may need access to additional capital or additional debt financing to expand its business. In addition, to the extent that is has a working capital deficit and cannot offset the deficit from profitable operations it may have to raise capital to repay the deficit and provide more working capital to permit growth in revenues. Management cannot assure you that financing, whether from external sources or related parties, will be available if needed or on favorable terms. STI's inability to obtain adequate financing will result in the need to reduce the pace of business operations. Any of these events could be materially harmful to its business and may result in a lower stock price.

There Is Substantial Doubt About STI's Ability to Continue As a Going Concern Due to Recurring Losses and Working Capital Shortages, Which Means That It May Not Be Able to Continue Operations Unless It Obtains Additional Funding.

The report of its independent accountants on its December 31, 2005 and 2004 and financial statements, as noted in Note 1, included an explanatory paragraph indicating that there is substantial doubt about its ability to continue as a going concern due to its recurring losses from operations.

STI's Limited Operating History May Impede Acceptance of Its Service By Medium-Sized and Large Customers and Therefore Its Ability to Generate Revenue.

STI's ability to increase revenue and achieve profitability depends, in large part, on widespread acceptance of its service by medium-sized and large businesses. Its efforts to sell to these customers may not be successful. In particular, because STI is a relatively new company with a limited operating history, these target customers may have concerns regarding its viability and may prefer to purchase critical software applications from one of its larger, more established competitors. Even if STI is able to sell its service to these types of customers, they may insist on additional assurances from management that it will be able to provide adequate levels of service, which could harm its business. STI's prospective customers have expressed such concerns in the past, and its inability to address their concerns has hampered its growth. Additionally, each successive failure to deliver the desired services, or delay in delivering services to customers, further undermines its credibility in the marketplace and ability to sell its software. Delays also allow STI's customers to erode any technological lead it may have in its product.

As More of STI's Sales Efforts Are Targeted At Larger Enterprise Customers, Its Sales Cycle May Become More Time-Consuming and Expensive, Potentially Diverting Resources and Harming Its Business.

As STI targets more of its sales efforts at larger enterprise customers, it will face greater costs, longer sales cycles and less predictability in completing some of its sales. In this market segment, the customer's decision to use its service may be an enterprise-wide decision and, if so, these types of sales would require management to provide greater levels of education to prospective customers regarding the use and benefits of STI's service. In addition, larger customers may demand more customization, integration services and features. As a result of these factors, these sales opportunities may require management to devote greater sales support and professional services resources to individual sales, driving up costs and time required to complete sales and diverting sales and professional services resources to a smaller number of larger transactions.

STI's Future Financial Performance May Be Hurt to the Extent That Cannot Introduce and Gain Customers Acceptance of Enhanced Editions of Its Service.

STI's future financial performance will depend on its ability to develop and introduce new features to, and new editions of, its service. The success of new features and editions depends on several factors, including the timely completion, introduction and market acceptance of the feature or edition. Failure in this regard may significantly impair its revenue growth. In addition, the market for its service may be limited if prospective customers, particularly large customers, require customized features or functions that are incompatible with STI's application delivery model. If management is unable to develop new features or enhanced editions of its service that achieve widespread levels of market acceptance, its sales and reputation could suffer, particularly if STI has been successful in meeting management's goal of establishing its products as market leaders. If prospective customers require customized features or functions, its costs could increase and its reputation and sales could be harmed.

If STI Were to Lose the Services of Dan L. Jonson, It May Not Be Able to Execute Its Business Strategy.

Until STI broadens its executive team, its future success depends almost completely upon the continued service of Dan L. Jonson, its Chief Executive Officer, President and sole executive officer. Mr. Jonson is critical to the overall management of STI's company as well as the development of its software, its sales and marketing and its strategic direction. Mr. Jonson is an at-will employee who is working without an employment contract. Further, STI does not maintain any key-person life insurance policies. The loss of Mr. Jonson would likely seriously harm STI's business.

IF STI FAILS TO DEVELOP ITS BRAND COST-EFFECTIVELY, ITS BUSINESS MAY SUFFER.

Management believes that developing and maintaining awareness of STI's brand in a cost-effective manner is critical to achieving widespread acceptance of its existing and future services, is an important element in attracting new customers and is critical to its goal of being perceived as a market leader. Furthermore, management believes that the importance of brand recognition will increase as competition in STI's market develops. Successful promotion of STI's brand will depend largely on the effectiveness of its marketing efforts and on its ability to provide reliable and useful services at competitive prices. In the past, STI's efforts to build its brand have involved significant expense. Brand promotion activities may not yield increased revenue, and even if they do, any increased revenue may not offset the expenses it incurred in building its brand. If management fails to successfully promote and maintain STI's brand, or incur substantial expenses in an unsuccessful attempt to promote and maintain its brand, it may fail to attract enough new customers or retain its existing customers to the extent necessary to realize a sufficient return on STI's brand-building efforts, and its financial results could suffer.

Any Failure to Adequately Expand STI's Direct Sales Force Will Impede Its Growth and Its Ability to Generate Sales.

Management expects to be substantially dependent on a direct sales force to obtain new customers, particularly large enterprise customers, and to manage STI's customer base. Management believes that there is significant competition for direct sales personnel with the advanced sales skills and technical knowledge it needs. Its ability to achieve significant growth in revenue in the future will depend, in large part, on STI's success in recruiting, training and retaining sufficient direct sales personnel. New hires require significant training and may, in some cases, take more than a year before they achieve full productivity. Its recent hires and planned hires may not become as productive as management would like, and STI may be unable to hire sufficient numbers of qualified individuals in the future in the markets where it does business. If it is unable to hire and develop sufficient numbers of productive sales personnel, sales of STI's service will suffer. Additionally, its financial resources have limited its ability to recruit employees, partners and customers. Many of its potential employees, partners and customers have expressed the same reluctance to join STI's company until such time as its financial resources are more secure. Until it begins generating significant revenue from customer contracts, management believes this problem will persist.

Sales to Customers Outside the United States Expose STI to Risks Inherent In International Sales.

Sales in Europe represented almost all of STI's total revenue in fiscal years 2003 and 2002. Management intends to expand its domestic and international sales efforts. As a result, STI will be subject to risks and challenges that it would otherwise not face if it conducted its business only in the United States. These risks and challenges include:

o laws and business practices favoring local competitors;

o more established competitors with greater resources;

o compliance with multiple, conflicting and changing governmental laws and regulations, including tax, privacy and data protection laws and regulations;

o different pricing environments;

o difficulties in staffing and managing foreign operations;

o longer accounts receivable payment cycles and other collection difficulties;
and

o regional economic and political conditions.

These factors could harm STI's future international sales.

STI May Not Be Able to Effectively Protect STI's Intellectual Property Rights, Which Could Harm Its Business By Making It Easier for STI's Competitors to Duplicate Its Services.

STI's success depends on its ability to protect its proprietary rights to the technologies used to implement and operate its software in the United States and in foreign countries. In the event that a third party breaches the confidentiality provisions or other obligations in one or more of its agreements or misappropriates or infringes on STI's intellectual property or the intellectual property licensed to it by third parties, its business would be seriously harmed. To protect its proprietary rights, STI relies on a combination of trade secrets, confidentiality agreements and other contractual provisions and agreements, copyright and trademark laws, which afford it limited protection. The measures management takes to protect its proprietary rights may not be adequate.

STI May Not Effectively Manage the Growth Necessary to Execute Its Business Plan, Which Could Adversely Affect the Quality of Its Operations, Its Costs and Its Ability to Generate Profits.

In order to achieve the critical mass of business activity necessary to successfully execute STI's business plan, STI must significantly increase the number of strategic partners and customers that use its software. This growth will place significant strain on its personnel, systems and resources. Management also expects that STI will continue to hire employees, including technical, management-level employees, and sales staff for the foreseeable future. This growth will require it to improve management, technical, information and accounting systems, controls and procedures. STI may not be able to maintain the quality of its operations, control its costs, continue complying with all applicable regulations and expand its internal management, technical information and accounting systems in order to support its desired growth. Management cannot be sure that STI will manage its growth effectively, and its failure to do so could cause it to reduce or cease operations.

STI depends on recruiting and retaining qualified personnel and its inability to do so would seriously harm its business. Because of the technical nature of STI's services and the market in which it competes, its success depends on the continued services of its current executive officers and its ability to attract and retain qualified personnel with significant expertise. New employees generally require substantial training, which requires significant resources and management attention. Even if STI invests significant resources to recruit, train and retain qualified personnel, it may not be successful in its efforts.

                        RISKS RELATED TO CORNELL CAPITAL

New Shareholders Will Experience Significant Dilution from NetWorth's Sale of Shares Upon Conversion of Cornell Capital's Convertible Debentures and There Could Be a Change In Control of NetWorth.

Secured Convertible Debenture. NetWorth entered into a secured convertible debenture in the principal amount of $1,000,000 dated April 4, 2006 and due April 4, 2008. The debenture carries an interest rate of 8%. NetWorth has an option to redeem a portion or all amounts outstanding under the amended and restated convertible debenture upon three days advance written notice provided that the closing bid price of NetWorth's common stock is less than $.005 (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review). Cornell Capital has a right to convert the debenture into shares of NetWorth common stock based upon a quotient obtained by dividing (i) the outstanding amount of the convertible debenture by the (ii) the conversion price which is equal to the lesser of $.005 (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review) or 80% of the lowest closing bid price of NetWorth's common stock during the thirty trading days immediately prior to the conversion date. In the event NetWorth does not have enough shares of common stock authorized or listed or quoted on the OTCBB or it cannot timely satisfy the conversion sought by Cornell Capital, then Cornell Capital can demand cash equal to the product of the outstanding principal amount to be converted plus any interest due provided by the conversion price and multiplied by the highest closing price of the stock from the date of the conversion notice until the date that such cash payment is made. Cornell Capital cannot convert the debenture or receive shares of NetWorth common stock if it would beneficially own in excess of 4.9% of NetWorth's issued and outstanding shares of common stock at the time of such conversion, such determination to be made by Cornell Capital.

Second Amended and Restated Secured Convertible Debenture. NetWorth entered into a second amended and restated convertible debenture in the principal amount of $642,041 dated April 4, 2006. NetWorth has assumed the obligations of STI to Cornell Capital under two secured debentures each in the amount of $300,000 issued on June 29, 2004 and August 23, 2004, respectively plus accrued interest of $42,041. Interest payments are to be paid monthly in arrears commencing April 4, 2006 and continuing for the first day of each calendar month thereafter that any amounts due under the convertible debenture are due and payable. The interest includes a redemption premium of 20% in addition to interest set at an annual rate of 8%.

NetWorth has an option to redeem a portion or all amounts outstanding under the amended and restated convertible debenture upon three days advance written notice. Cornell Capital has a right to convert the debenture into shares of NetWorth common stock based upon a quotient obtained by dividing (i) the outstanding amount of the convertible debenture by the (ii) the conversion price which is equal to the lesser of $.005 (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review) or 80% of the lowest closing bid price of NetWorth's common stock during the thirty trading days immediately prior to the conversion date. In the event NetWorth does not have enough shares of common stock authorized or listed or quoted on the OTCBB or it cannot timely satisfy the conversion sought by Cornell Capital, then Cornell Capital can demand cash equal to the product of the outstanding principal amount to be converted plus any interest due divided by the conversion price and multiplied by the highest closing price of the stock from the date of the conversion notice until the date that such cash payment is made. Cornell Capital cannot convert the debenture or receive shares of NetWorth common stock if it would beneficially own in excess of 4.9% of our issued and outstanding shares of common stock at the time of such conversion, such determination to be made by Cornell Capital.

Amended and Restated Convertible Compensation Debenture. On April 4, 2006 NetWorth entered into an amended and restated convertible compensation debenture in the amount of $400,000 due April 4, 2008. The debenture is for a fee to be paid to Cornell Capital in connection with the now terminated stand by equity distribution agreement. This debenture has similar redemption, conversion and remedies upon an event of default as the second amended and restated secured convertible debenture described above. STI entered into a convertible compensation debenture in the amount of $400,000 payable to Cornell Capital and dated June 29, 2004 that was assigned by STI and assumed by NetWorth on December 20, 2005 under the assignment and assumption agreement dated December 20, 2005. The terms of the secured convertible debenture are the same as the secured convertible debentures described above.

Cornell Capital may convert its convertible debentures totaling $2,088,798 in principal amount into shares of NetWorth's common stock. The subsequent sale of such shares by Cornell Capital could cause significant downward pressure on the price of its common stock. This is especially the case if the shares being placed into the market exceed the market's demand for its common stock. As the stock price of NetWorth's common stock declines, Cornell Capital will be entitled to receive an increasing number of shares under the standby equity distribution agreement and convertible debentures. The sale of such increasing number of shares by Cornell Capital could cause further downward pressure on the stock price to the detriment and dilution of existing investors, as well as investors in this offering. For example, if the price of NetWorth's common stock were $0.10 per share, conversion of $3,000,000 of convertible debenture would result in NetWorth issuing to Cornell Capital and registering for sale 30,000,000 shares of its common stock. If the price of STI's common stock is $0.01 per share, STI would have to issue and register 300,000,000 shares of its common stock.

Further, there is no maximum number of shares NetWorth might be required to issue with market-price based conversion or exercise prices, such as securities issued in connection with the convertible debentures, except for the limitation on Cornell Capital's ownership interest in NetWorth at any one time. The convertible debentures prohibit Cornell Capital from exercising the conversion feature of the convertible debentures if the conversion would result in Cornell Capital beneficially owning more than 4.99% of NetWorth's stock. That prohibition may be waived by written notice to NetWorth, with such notice being effective 61 days after the date of such notice. However, over time, Cornell Capital may acquire and sell a number of shares that far exceeds this limit, through the continual purchase and sale of NetWorth's shares. As a result, there could be a change of control of NetWorth through successive sales by Cornell Capital of a substantial block of its shares of common stock to a stockholder or stockholders acting as a group who could accumulate a sufficient number of shares to elect his or their own directors, as an example.

NetWorth's Stockholders May Experience Significant Dilution If Future Equity Offerings Are Used To Fund Operations or Acquire Businesses.

NetWorth has executed several convertible debentures described above with Cornell Capital.

If working capital or future acquisitions are financed through the issuance of equity securities, such as through with Cornell Capital, NetWorth stockholders could experience significant dilution. In addition, securities issued in connection with future financing activities or potential acquisitions may have rights and preferences senior to the rights and preferences of the NetWorth shares of common stock. Further, the conversion of outstanding debt obligations into equity securities, such as the debentures held by Cornell Capital, could have a dilutive effect on NetWorth shareholders.

NetWorth may issue a substantial number of shares of its common stock without investor approval. Any such issuance of our securities in the future could reduce an investor's ownership percentage and voting rights in NetWorth and further dilute the value of a shareholder's investment.

If Cornell Capital Sells Part or All of Its Shares of NetWorth Common Stock In the Market, Such Sales May Cause NetWorth's Stock Price to Decline.

NetWorth is required to register the shares issuable to Cornell Capital upon conversion under the terms of the NetWorth convertible debentures. If and when that registration statement were to be declared effective by the SEC, Cornell Capital would be permitted to sell in the public market common stock issuable to it pursuant to the convertible debentures. Such sales may cause NetWorth's stock price to decline.

If Cornell Capital Were to Sell a Material Amount of Common Stock, the Significant Downward Pressure On the Price of NetWorth's Stock Caused by Those Sales Could Encourage Short Sales by Third Parties, Which Could Contribute to the Further Decline of Its Stock Price.

In many circumstances registering shares upon conversion of debt to equity under the terms of convertible debentures for companies that are traded on the OTCBB has the potential to cause a significant downward pressure on the price of common stock. This is especially true if the shares being placed into the market exceed the ability of the market to absorb the increased stock or if NetWorth has not performed in such a manner to show that the equity funds raised will be used to grow NetWorth. This could result in further downward pressure on the price of NetWorth's common stock.

The outstanding debentures are convertible at a discount to the market price of NetWorth's common stock. As a result, the opportunity exists for short sellers and others to contribute to the future decline of its stock price. Persons engaging in short sales, sell shares that they do not own, and at a later time purchase shares to cover the previous sales. To the extent the stock price declines between the time the person sells the shares and subsequently purchases the shares, the person engaging in short sales will profit from the transaction, and the greater the decline in the stock, the greater the profit to the person engaging in such short-sales. By contrast, a person owning a long position in a stock, such as an investor purchasing shares in this offering, first purchases the shares at the then prevailing market price. If the stock price declines while the person owns the shares, then upon the sale of such shares the person maintaining the long position will incur a loss, and the greater the decline in the stock price, the greater the loss which is incurred by the person owning a long-position in the stock. If there are significant short sales of stock, the price decline that would result from this activity will cause the share price to decline more, which in turn may cause long holders of the stock to sell their shares, thereby contributing to sales of stock in the market. If there is an imbalance on the sell side of the market for the stock, the price will decline. It is not possible to predict the circumstances whereby short sales could materialize or to what extent the share price could drop.

NetWorth's Stockholders May Experience Significant Dilution If Future Equity Offerings Are Used To Fund Operations or Acquire Businesses.

Following the merger with STI, NetWorth has executed an assignment and assumption agreement dated December 20, 2005 under which NetWorth has assumed the rights and obligations of STI under the standby equity distribution agreement dated June 29, 2004 that are described in more detail on pages 21-24 of this proxy statement.

                    WARNING ABOUT FORWARD LOOKING STATEMENTS

Some of the information contained in, or incorporated by reference into, this proxy statement, including in the sections entitled "Risk Factors," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," contains forward-looking statements that involve risks and uncertainties. These statements relate to, among other things, future financial and operating results of the combined company. In many cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential," or "continue," or the negative of these terms and other comparable terminology. Actual results could differ materially from those anticipated in these statements as a result of a number of factors, including those set forth in the sections of this proxy statement listed above or elsewhere in this proxy statement.

STI is not under any obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. You should carefully consider the possibility that actual results may differ materially from forward-looking statements in this proxy statement before making a decision about voting on the proposals submitted for your consideration.

             THE MERGER WITH SOLUTION TECHNOLOGY INTERNATIONAL, INC.

BACKGROUND OF THE MERGER

In April 2005 NetWorth's President, Joshua Eikov, received a telephone call from Robert Press, Portfolio Manager, Montgomery Equity Partners, an affiliate of Cornell Capital, suggesting that NetWorth seriously consider a merger between NetWorth and STI. NetWorth, in light of its financial difficulties, notified its board of directors of the discussion with Mr. Press. The board of directors met on April 21, 2005 and authorized the Chairman of the Board, Anthony Q. Joffe, to negotiate a letter of intent with STI. At the time, Advantage Capital, an affiliate of Cornell Capital and Montgomery Equity Partners, held a convertible note that was in default and its decision to convert that note in the amount of $625,000 would result in a change in control of NetWorth. In the interest of not having Advantage Capital exercise the convertible debenture and on the basis of NetWorth's' net operating losses and inability to obtain additional capital, the board determined that it was in the best interests of its shareholders to proceed with the merger with STI. At that meeting, the board authorized its Chairman, Anthony Q. Joffe, to negotiate the letter of intent to merge STI with NetWorth.

In April 2005, Dan L. Jonson, President of STI, discussed with Cornell Capital the possibility of merging with NetWorth, an existing portfolio company of Montgomery Equity Partners. STI had attempted to register its shares of common stock that it would sell to Cornell Capital under the standby equity distribution agreement between Cornell Capital and STI through a spin off by one of Cornell Capital's portfolio companies that was already public. STI had filed a registration statement in August 2004 and withdrew it in March 2005 as a result of concerns raised by the SEC with the spin off approach. In an effort to become a public company and register its shares of common stock that it would sell to Cornell Capital under the standby equity distribution agreement, STI had approached, without success, a number of potential merger candidates that were public shell companies. The attraction to STI of working with NetWorth was (i) that it was a portfolio company of Cornell Capital so Cornell Capital would approve STI choosing it as a merger partner, (ii) the willingness of NetWorth to have STI assume certain liabilities and not to require a cash payment as part of the consideration for its purchase since STI did not have cash available except through financings since it was in the process of making sales of its software products and, (iii) bridge funding being provided in the amount of $250,000 by Montgomery Equity Partners to allow STI to employ salespeople.

STI received a letter of intent from NetWorth in late April 2005. The letter of intent provided that STI shareholders would receive 90% of the fully diluted outstanding shares of NetWorth common stock in return for assuming repayment of the $625,000 convertible debenture issued to Advantage Capital Development Corp. and $150,000 of certain accounts payable. STI had insisted on ownership of not less than 90% of NetWorth's fully diluted outstanding common stock on the basis of its recent experience in negotiating with OTCBB companies that wanted to enter a new line of business and the NetWorth debts that it was assuming. STI communicated this term of the proposed merger through Mr. Press who presented STI with the amount of debts that NetWorth wanted STI to assume. Mr. Press later presented the NetWorth letter of intent to STI. STI's board of directors reviewed the letter of intent and determined that the merger was in the best interests of STI and its shareholders and authorized Dan L. Jonson to execute it.

On May 18, 2005 NetWorth's board of directors met to review the merger documents and determined that the merger with STI was in the best interests of its shareholders and approved the agreement and plan of merger. The 1 for 10 reverse split reduced only the issued and outstanding shares of common stock, not the authorized shares of common stock as well.

STI's board of directors reviewed the agreement and plan of merger and recommended approval of the merger to STI's shareholders on May 18, 2005. STI's shareholders approved the merger on May 18, 2005.

THE MERGER AGREEMENT

General. Under the terms of the merger agreement, STI shareholders exchanged their fully-diluted outstanding shares of STI capital stock for 90% of the fully-diluted outstanding shares of NetWorth common stock. The separate corporate existence of STI Acquisition Corp. ceased and STI continued as the surviving corporation.

The merger of STI Acquisition Corp and STI became effective upon the filing of the certificate of merger on June 20, 2005 with the Secretary of State of the State of Delaware. Under the terms of the merger agreement, the filing of the certificate of merger on June 20, 2005 resulted in the cancellation of all STI issued and outstanding shares of common stock. In addition, the officers and directors of STI were authorized to select the NetWorth board of directors.

After STI assumed control of NetWorth, and following the NetWorth transfer agent issuing shares of NetWorth common stock to STI shareholders, STI discovered that the NetWorth certificate of incorporation only authorized 65 million rather than 650 million shares of common stock. STI had understood, and NetWorth had represented, that there were only 20 million shares outstanding and 650 million shares authorized, which would have allowed STI to receive the necessary number of NetWorth shares to obtain 90% ownership of NetWorth. NetWorth's transfer agent also believed that NetWorth had 650 million shares of common stock authorized. NetWorth had authorized a 1 for 10 reverse stock split that was effective December 1, 2004 and its Board of Directors believed, incorrectly, that the 1:10 reverse split reduced only the issued and outstanding shares of common stock, not the authorized shares of common stock as well. STI was able to void the unauthorized 1 for 10 reverse split by filing a series of four certificates of correction to NetWorth's certificate of incorporation in November 2005. As a result of unwinding the illegal 1 for 10 reverse stock split and reinstating the 650 million authorized shares of NetWorth common stock, STI shareholders received 173,130,510 shares of NetWorth common stock or 48% of the total issued and outstanding shares of NetWorth common stock as of the date of the merger on June 20, 2005. The remaining shares of NetWorth common stock to be issued to the former STI shareholders will be received only after the Proposals are effective which will be 20 days after this proxy statement is sent to NetWorth shareholders in accordance with the proxy rules under the Securities and Exchange Act of 1934. STI failed to file a Form 8-K containing the financial information required by Item 9.01 in connection with the merger since it was uncertain about its ability to correct the issues it discovered with the NetWorth charter and prior reverse split.

STI's officers and directors decided not to change the existing NetWorth Board of Directors following the discovery of the charter authorizing only 65 million rather than 650 million shares of common stock since they wanted to have assistance with the investigation of the validity of the 1 for 10 reverse stock split that reduced the authorized shares of NetWorth's common stock. STI spent several months locating former employees and advisors of NetWorth, reviewing numerous documents and discussing with Delaware counsel how the 1 for 10 reverse split was instituted by NetWorth shareholders and, once the 1:10 reverse split was determined to be unauthorized, how to void the reverse split.

The merger of STI Acquisition Corp. and STI became effective upon the filing of the certificate of merger on June 20, 2005 with the Secretary of State of the State of Delaware.

Pursuant to the merger agreement, each party agreed to provide the other party, and its accountants, counsel and other representatives, reasonable access to (i) all of its respective properties, books, contracts, commitments and records, and
(ii) all other information concerning its business, properties and personnel as such party may reasonably request.

Change in the Board and Management. Following compliance with Section 14(f) of the Securities Exchange Act of 1934, Anthony Q. Joffe will resign as President and Dan L. Jonson will be appointed as NetWorth's President, CEO, and Secretary. NetWorth's current board members, Anthony Q. Joffe, Robert S. Gigliotti and Lawrence R. Van Etten, will resign and will appoint Dan L. Jonson, Dan F. Knise, Michael B. Shor and Mark Spaeth as members of NetWorth's board of directors. None of the former officers and directors of NetWorth will have any management positions with NetWorth following their resignations as officers and directors of NetWorth.

Indemnification. STI agreed to indemnify, defend and hold NetWorth and ST Acquisition Corp. and its officers and directors, employees and agents, harmless from and against any and all claims, actions, causes of action, suits or other proceedings, losses, liabilities and damages, and expenses in connection therewith, including, without limitations, reasonable fees and disbursements of counsel incurred by any of them as a result of, or arising out of, or relating to, any failure of any representation or warranty set forth in Section 3 of the merger agreement to be true and correct when made or any failure by STI to comply with its covenants or agreements set forth in the merger agreement. NetWorth and STI Acquisition Corp. agreed to indemnify, defend and hold STI and its respective officers and directors, employees and agents, harmless from and against any and all claims, actions, causes of action, suits or other proceedings, losses, liabilities and damages, and expenses in connection therewith, including, without limitation, reasonable fees and disbursements of counsel incurred by any of them as a result of, or arising out of, or relating to any failure of any representation or warranty set forth in Section 4 of the merger agreement to be true and correct when made or any failure by each of NetWorth and STI Acquisition Corp. to comply in any material respect with any of their covenants or agreements set forth in this agreement.

In addition, subject to the terms and conditions of the merger agreement, each of the parties agreed (i) to keep confidential all information furnished in connection with the merger, and (ii) to use reasonable best efforts to effectuate the merger.

Conditions to the Merger. The obligations of each party to effect the merger were subject to the satisfaction or waiver on or prior to the closing of a number of conditions, including but not limited to the following:

(i) STI has been satisfied by NetWorth's efforts in making the necessary amendments to its certificate of incorporation as proposed in this proxy statement to satisfy the requirement that its shareholders issue a sufficient number of shares of its common stock to allow STI's shareholders, option holders and warrant holders to own 90% of the fully diluted issued and outstanding shares of NetWorth common stock, which it cannot do until 20 days after this proxy statement is sent to NetWorth's shareholders in accordance with the proxy rules under the Securities Exchange Act of 1934 since it only has 650 million authorized shares of common stock and 325,017,160 shares issued which would require it to issue over 6.5 billion shares to STI's shareholders. Consequently, STI shareholders received only 173,130,150 shares of NetWorth's common stock once the outstanding shares of common stock and shares of common stock reserved for issuance for outstanding convertible securities were deducted from NetWorth's authorized shares of common stock. STI shareholders will receive the remaining shares of NetWorth common stock only after the Proposals are effective;

(ii) NetWorth also was required to divest itself of NetWorth Systems, its wholly owned subsidiary, a transaction that it completed effective June 20, 2005;.

(iii) NetWorth and STI Acquisition Corp. were required to receive all requisite approvals by government agencies and authorities and all consents and approvals of third parties necessary for the consummation of the merger;

(iv) STI was required to provide audited December 31, 2004 financial statements which it has done;

(v) Each of the parties' representations and warranties were required to be true and correct as of the closing;

(vi) the merger had to be approved by the STI shareholders; and

(vii) the purchase of the NetWorth shares of common stock by the STI stockholders was required to be exempt under Rule 506 of Regulation D and
Section 4(2) of the Securities Act of 1933, as amended.

NetWorth's accounts payable as of January 12, 2006 were $156,826. STI has agreed to assume these liabilities and waive the term of the merger agreement that limited its commitment to assume no more than $150,000 in NetWorth accounts payable.

Termination. The merger agreement may be terminated and the merger abandoned at any time prior to the effective time, notwithstanding any requisite approval and adoption of the merger agreement and the transactions contemplated thereby, as follows:

(i) by the parties, following mutual written consent duly authorized by the boards of directors of each of the parties;

(ii) by either party if the closing shall not have occurred by August 1, 2005 by reason of the failure of any condition precedent under Section 6.1 or 6.2 of the merger agreement, discussed above under "Conditions to the Merger";

(iii) by STI, following discovery of: (a) information that, in the reasonable discretion of STI, may be material and adverse to either NetWorth or STI Acquisition Corp. or their respective businesses, or constitutes a material adverse change on a going forward basis; or (b) a breach of any representation or warranty made by NetWorth or STI Acquisition Corp. contained in Article 4 of the merger agreement; or

(iv) by NetWorth (on its own behalf and on behalf of STI Acquisition Corp.) following discovery of: (a) information that, in the reasonable discretion of NetWorth, may be material and adverse to STI or the STI's business, or constitutes a material adverse change on a going forward basis; or (b) a breach of any representation or warranty made by STI contained in Article 3 of the merger agreement.

In the event of the termination of the merger agreement, the merger agreement shall be null and void and there shall be no liability under the merger agreement on the part of any party or of their respective officers and directors; provided that the obligations surviving termination include the liability of any party for breach of the agreement, the obligations related to pre-approval of press releases and announcements and each party's obligation to bear its own fees and expenses in connection with the preparation and negotiation of the merger agreement and transactions contemplated under it.

The foregoing is a summary of the material terms of the merger agreement described above and elsewhere in this proxy statement, and is qualified in its entirety by reference to this agreement, a copy of which has been attached to Form 10-QSB filed June 6, 2005 and is incorporated by reference into this proxy statement.

RECENT CORRECTIONS TO NETWORTH'S CERTIFICATE OF INCORPORATION

NetWorth's Board of Directors discovered after the execution of the merger agreement that NetWorth's Certificate of Incorporation authorized only 65 million shares of stock as a result of a 1-for-10 reverse split that was effective December 1, 2004. NetWorth's Board had been under the impression that there were 650 million shares of NetWorth authorized common stock since the current Board members believed the reverse split reduced only the outstanding common stock rather than the authorized common stock. Upon review of the circumstances surrounding the reverse split, it was determined that the reverse split was unauthorized on the basis that the requisite shareholder approval was not obtained under Delaware law. Accordingly, NetWorth filed four certificates of correction with the Delaware Secretary of State of November 4, 2005 and November 22, 2005 to unwind the reverse split. NetWorth now has restored the 650 million shares of authorized common stock that it had prior to the unauthorized reverse split. The outstanding shares of common stock were increased as well by the distribution of nine shares of common stock for every one share of common stock outstanding, increasing the outstanding common stock from 33,501,716 to 325,017,160. No shareholder approval was required under Delaware law for the filing of the certificates of correction or the stock distribution.

In connection with voiding the 1-for-10 reverse split by NetWorth in December 2004, NetWorth executed a release agreement dated January 11, 2006 among STI and the former STI shareholders. Under the terms of the release agreement, warrants for 6,568,794,540 shares of NetWorth common stock (or 43,791,964 shares post 1-for-150 reverse split) will be issued to STI's common stockholders, option holders and warrant holders. The warrants will automatically convert into the right to receive the number of shares of NetWorth common stock for which each warrant is exercisable after Proposal 1 is effective (20 days after this proxy statement is mailed to NetWorth's shareholders), and when added to the shares of NetWorth common stock already issued to STI shareholders, will allow STI shareholders, option holders and warrant holders to own 90% of NetWorth's fully diluted outstanding common stock. The release agreement also requires that NetWorth submit to its shareholders for approval an amendment to its certificate of incorporation to effect the 1-for-150 reverse stock split. Under the terms of the release agreement, the parties executed mutual releases in connection with NetWorth's breach of its representations and warrants in the merger agreement.

The foregoing is a summary of the material terms of the release agreement and warrants and is qualified in its entirety by reference to those agreements, copies of which have been attached to this proxy statement as Appendix N and Appendix O, respectively, and are incorporated by reference into this document.

ACCOUNTING TREATMENT OF THE MERGER

The merger of NetWorth with STI as of June 20, 2005 has been accounted for as a purchase and treated as a reverse merger since the former owners of STI will control over 50% of the total outstanding shares of NetWorth common stock immediately following the merger. On this basis, the historical financial statements have been restated to be those of the accounting acquirer, STI. The historical stockholders' equity prior to the reverse merger has been retroactively restated (a recapitalization) for the equivalent number of shares received in the acquisition after giving effect to any difference in par value of the issuer's and acquirer's stock. The original 19,322,645 shares of common stock outstanding and 1,315,831 shares of preferred stock prior to the reorganization have been reflected as an addition to the stockholders' equity account of STI on June 20, 2005. The financial statements for the Company reflect a liability of $3,272,721 for the shares of common stock the NetWorth was obligated to issue to the former shareholders of STI in under the terms of the merger agreement between NetWorth and STI.

The management of NetWorth believes that the merger is exempt from any federal income taxes and there are no federal tax consequences to NetWorth.

The Board of Directors of NetWorth approved the merger. No shareholder approval was required by Delaware law. The majority shareholders and the board of directors of STI approved the merger.

Prior Relationship Among Cornell Capital, Montgomery Equity Partners and
NetWorth

NetWorth entered into a $10,000 000 standby equity distribution agreement with Cornell Capital on March 9, 2004 that was terminated on December 20, 2005. NetWorth never registered any of its shares of common stock under the standby equity distribution agreement.

NetWorth issued to Montgomery Equity Partners, an affiliate of Cornell Capital sharing the same General Partner, and Advantage Capital Development Corp., a business development corporation funded by Cornell Capital, in November and December 2004 a total of $400,000 of debentures and, in January 2005 to certain additional lenders an additional $225,000 of debentures that are convertible into shares of its common stock at a price equal to either (i) an amount equal to 120% of the closing bid price of its common stock as of the closing date or
(ii) an amount equal to 80% of the lowest volume weighted average price of the common stock for the thirty trading days immediately preceding the conversion date. The convertible debentures were secured by all of NetWorth's assets under the terms of a security agreement. The convertible debentures were issued under the terms of a securities purchase agreement under which NetWorth made certain representations regarding its status and agreed to execute several documents, including an investor registration rights agreement providing for registration of Montgomery Equity Partners and Advantage Capital Development Corp. shares of NetWorth common stock should either investor convert its shares under the debentures, a warrant exercisable for two years at a price of $.30 per share with the number of NetWorth shares of common stock to be issued calculated on a ratio of 10,000 shares per $50,000 investment, an escrow agreement for purposes of transferring money to NetWorth and receipt of NetWorth's shares of common stock and irrevocable transfer agent instructions appointing Olde Monmouth as transfer agent for any NetWorth shares acquired by Montgomery Equity Partners and Advantage Capital Development Corp. under the debentures and warrants.

The foregoing is a summary of the material terms of the debentures, the security agreement, the securities purchase agreement, the investor registration rights agreement, the warrants, the irrevocable transfer agent instructions and the escrow agreement described above and is qualified in its entirety by reference to these agreements, copies of which have been attached to Form 8-K filed November 24, 2004 and are incorporated by reference into this proxy statement.

PRIOR RELATIONSHIP AMONG CORNELL CAPITAL, MONTGOMERY EQUITY PARTNERS AND STI

STI entered into a standby equity distribution agreement with Cornell Capital on June 29, 2004 and the following documents that were assigned by STI and assumed by NetWorth under an assignment and assumption agreement dated December 20, 2005: four secured convertible debentures totaling $1,250,000 in principal amount, a securities purchase agreement, an investor registration right agreement, a placement agent agreement, a security agreement, a registration rights agreement, an irrevocable transfer agent instruction, and an intercreditor agreement among Crosshill Georgetown Capital, L.P. and Cornell, descriptions of which are qualified in their entirety by reference to these agreements and copies of which have been attached to Form 10-QSB filed September 20, 2005 and which are incorporated by reference into this proxy statement.


In April 2006 NetWorth entered into a $1,000,000 convertible debenture with Cornell Capital Partners, LP ("Cornell Capital") and amended certain other outstanding agreements in connection with prior convertible debentures totaling $600,000 in principal amount with Cornell Capital and $250,000 with Montgomery Equity Partners, Ltd. ("Montgomery), an affiliate of Cornell Capital.

Secured Convertible Debenture. NetWorth entered into a secured convertible debenture in the principal amount of $1,000,000 dated April 4, 2006 and due April 4, 2008. The debenture carries an interest rate of 8%. NetWorth has an option to redeem a portion or all amounts outstanding under the amended and restated convertible debenture upon three days advance written notice provided that the closing bid price of NetWorth's common stock is less than $.005 (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review). Cornell Capital has a right to convert the debenture into shares of NetWorth common stock based upon a quotient obtained by dividing (i) the outstanding amount of the convertible debenture by the (ii) the conversion price which is equal to the lesser of $.005 (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review) or 80% of the lowest closing bid price of NetWorth's common stock during the thirty trading days immediately prior to the conversion date. In the event NetWorth does not have enough shares of common stock authorized or listed or quoted on the OTCBB or it cannot timely satisfy the conversion sought by Cornell Capital, then Cornell Capital can demand cash equal to the product of the outstanding principal amount to be converted plus any interest due provided by the conversion price and multiplied by the highest closing price of the stock from the date of the conversion notice until the date that such cash payment is made. Cornell Capital cannot convert the debenture or receive shares of NetWorth common stock if it would beneficially own in excess of 4.9% of NetWorth's issued and outstanding shares of common stock at the time of such conversion, such determination to be made by Cornell Capital.

Under the terms of the convertible debenture so long as any principal amount or interest is owed, NetWorth cannot, without the prior consent of Cornell Capital
(i) issue or sell any common or preferred stock with or without consideration,
(ii) issue or sell any preferred stock, warrant, option, right, contract or other security or instrument granting the holder thereof the right to acquire common stock with or without consideration, (iii) enter into any security instrument granting the holder of security interest in any of NetWorth's assets or (iv) file any registration statement on Form S-8. Under the terms of the convertible debenture there are a series of events of default, including failure to pay principal and interest when due, NetWorth's common stock ceasing to be quoted for trading or listing on the OTCBB and shall not again be quoted or listed for trading within five trading days of such listing, NetWorth being in default of any other debentures that NetWorth has issued to Cornell Capital. Following an event of default and while the event of default is not cured, Cornell Capital may accelerate all amounts due and payable in cash or elect to convert such amounts to common stock having a conversion price of the lower of $.005 per share or the lowest closing bid price during the thirty days immediately preceding the conversion date.

Termination Agreement. The standby equity distribution agreement, registration rights agreement, escrow agreement and placement agent agreement, each dated December 20, 2005, were cancelled. Cornell Capital, however, retained the $400,000 Compensation Debenture in connection with the standby equity distribution agreement, the material terms of which are the same as the amended and restated secured convertible debenture described below.

Second Amended and Restated Secured Convertible Debenture. NetWorth entered into a second amended and restated convertible debenture in the principal amount of $642,041 dated April 4, 2006. NetWorth has assumed the obligations of STI to Cornell Capital under two secured debentures each in the amount of $300,000 issued on June 29, 2004 and August 23, 2004, respectively plus accrued interest of $42,041. Interest payments are to be paid monthly in arrears commencing April 4, 2006 and continuing for the first day of each calendar month thereafter that any amounts due under the convertible debenture are due and payable. The interest includes a redemption premium of 20% in addition to interest set at an annual rate of 8%. Monthly principal payments are to commence April 4, 2006 with any outstanding principal and interest to be paid in full no later than April 4, 2006.

NetWorth has an option to redeem a portion or all amounts outstanding under the amended and restated convertible debenture upon three days advance written notice. Cornell Capital has a right to convert the debenture into shares of NetWorth common stock based upon a quotient obtained by dividing (i) the outstanding amount of the convertible debenture by the (ii) the conversion price which is equal to the lesser of $.005 (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review) or 80% of the lowest closing bid price of NetWorth's common stock during the thirty trading days immediately prior to the conversion date. In the event NetWorth does not have enough shares of common stock authorized or listed or quoted on the OTCBB or it cannot timely satisfy the conversion sought by Cornell Capital, then Cornell Capital can demand cash equal to the product of the outstanding principal amount to be converted plus any interest due divided by the conversion price and multiplied by the highest closing price of the stock from the date of the conversion notice until the date that such cash payment is made. Cornell Capital cannot convert the debenture or receive shares of NetWorth common stock if it would beneficially own in excess of 4.9% of our issued and outstanding shares of common stock at the time of such conversion, such determination to be made by Cornell Capital.

Under the terms of the convertible debenture so long as any principal amount or interest is owed, NetWorth cannot, without the prior consent of Cornell Capital
(i) issue or sell any common or preferred stock with or without consideration,
(ii) issue or sell any preferred stock, warrant, option, right, contract or other security or instrument granting the holder thereof the right to acquire common stock with or without consideration, (iii) enter into any security instrument granting the holder of security interest in any of NetWorth's assets or (iv) file any registration statement on Form S-8. Under the terms of the convertible debenture there are a series of events of default, including failure to pay principal and interest when due, the common stock ceasing to be quoted for trading or listing on the OTCBB and not again being quoted or listed for trading within five trading days of such listing, or if NetWorth being in default of any other debentures issued by NetWorth to Cornell Capital. Following an event of default, and while the event of default is not cured, Cornell Capital may accelerate all amounts due and payable in cash or elect to convert such amounts to common stock having a conversion price of $.01 per share.

Amended and Restated Investor Registration Rights Agreement. On April 4, 2006 NetWorth entered into an amended and restated registration rights agreement with Cornell Capital. Under the terms of the registration rights agreement NetWorth is obligated to register on Form SB-2 or any other applicable form the shares of its common stock issuable to Cornell Capital upon conversion of the $1,000,000 convertible debenture, the warrant shares to be issued under the warrant to Cornell Capital described above, the $642,041 convertible debenture issued to Cornell Capital, the $256,757 debenture issued to Montgomery and the warrant shares to be issued under the warrant to Montgomery. NetWorth will pay all expenses in connection with such registration. NetWorth is required to file with the SEC in a timely manner all reports or other documents required under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended to allow Cornell Capital and Montgomery to take advantage of Rule 144 under the Securities Act of 1933 (as amended).

Amended and Restated Security Agreement. NetWorth entered into a security agreement dated April 4, 2006 with Cornell Capital and Montgomery. Under the terms of the security agreement, NetWorth provided a blanket lien to Cornell Capital and Montgomery to secure its obligations under the convertible debentures issued to Cornell Capital and Montgomery, respectively. Under the terms of the security agreement NetWorth is not allowed to permit any debts or liens against NetWorth's property other than the lien previously granted by STI to Crosshill Georgetown Capital under the terms of a loan agreement for $750,000 plus interest between STI and Crosshill Georgetown Capital that NetWorth has assumed following the merger between NetWorth and STI.

Amended and Restated Pledge and Escrow Agreement. NetWorth entered into a pledge and escrow agreement dated April 4, 2006 with Cornell Capital, Montgomery, Dan
L. Jonson and David Gonzales, Esq., acting as escrow agent. Under the terms of the pledge and escrow agreement, Dan L. Jonson, President and CEO of STI, pledged his shares of NetWorth to secure NetWorth's obligations under the convertible debenture issued to Cornell Capital and to Montgomery under the securities purchase agreement between NetWorth and Montgomery. Mr. Jonson's shares are being held by David Gonzales, Esq., who is a principal with Cornell Capital. In the event of default under the pledge and escrow agreement, that includes failure of Montgomery or STI to comply with any of the agreements between themselves and either Montgomery or Cornell Capital, Mr. Jonson's pledged shares can be sold to cover any of the obligations owed by NetWorth or STI to Cornell Capital and Montgomery under the various financing agreements discussed here. The pledged shares shall be returned to Mr. Jonson upon payment in full of all amounts owed to Cornell Capital and Montgomery under the convertible debentures.

Irrevocable Transfer Agent Instructions Agreement. NetWorth entered into an irrevocable transfer agent instructions agreement dated April 4, 2006 among NetWorth's transfer agent, Olde Montmouth Stock Transfer Company, Cornell Capital and David Gonzales, Esq., as escrow agent. Under the terms of the irrevocable transfer agent instructions, NetWorth's common stock to be issued upon conversion of the convertible debentures for $1,000,000 and $400,000 and any interest and liquidated damages to be converted into shares of NetWorth's common stock, Olde Monmouth is required to issue those shares to Cornell Capital upon receiving a duly executed conversion notice described in the irrevocable transfer instructions. NetWorth confirmed under the terms of the irrevocable transfer agent instructions that the conversion shares shall be freely transferable on our books and records and not bear any legend restricting transfer. The transfer agent has agreed to reserve for issuance to Cornell Capital sufficient shares of common stock should Cornell Capital elect to convert any of NetWorth's obligations under the convertible debenture into shares of NetWorth's common stock.

Warrant. NetWorth issued a warrant dated April 4, 2006 for 639,834 shares of its common stock (subject to adjustment for stock splits, stock dividends and recapitalizations) to Montgomery at an exercise price of $.01 per share. The warrant is exercisable until December 20, 2008. Montgomery cannot exercise the warrant if doing so would cause it to beneficially own in excess of 4.99% of the total issued and outstanding shares of NetWorth common stock unless the exercise is made within sixty days prior to December 20, 2008. The shares issued upon excise of the warrant have piggyback and demand registration rights set forth in the registration rights agreement described above.

Securities Purchase Agreement. NetWorth entered into a securities purchase agreement dated April 4, 2006 with Cornell Capital. The securities purchase agreement relates to the $1,000,000 secured convertible debenture described above. In accordance with the securities purchase agreement, NetWorth agreed to enter into (i) an amended and restated investor registration rights agreement to provide registration rights under the Securities Act of 1933, as amended, for shares of NetWorth common stock that could be issued upon conversion of the amounts owed for principal and interest under the convertible debentures described above, (ii) an amended and restated security agreement to provide a blanket lien against our property as described above, (iii) an amended and restated pledge and escrow agreement under which Mr. Jonson pledged his shares of NetWorth's common stock to Cornell and Montgomery, (iv) a second amended and restated security agreement among NetWorth, Cornell Capital, Montgomery and STI and (v) an irrevocable transfer agent instructions letter agreement described above. Under the securities purchase agreement NetWorth agreed to preserve an adequate number of shares to effect any right of conversion exercised by Cornell Capital under the warrant and the convertible debenture described above. NetWorth also agreed to pay Yorkville Advisors Management, LLC, a company affiliated with Montgomery and Cornell Capital, a fee equal to 10% of the purchase price or $100,000 and a structuring fee to Yorkville Advisors Management, LLC of $10,000.

Second Amended and Restated Subsidiary Security Agreement. STI entered into a second amended and restated subsidiary security agreement dated April 4, 2006. The material terms of the second amended and restated subsidiary security agreement are the same as the security agreement that NetWorth executed with Cornell Capital described above.

Amended and Restated Guaranty. STI entered into an amended and restated guaranty dated April 4, 2006 with Cornell Capital under which it guaranteed as a direct obligor NetWorth's payment and performance under the $1,000,000 convertible debenture described above, the $400,000 convertible debenture described above, and the $642,041 and the $256,757 convertible debenture issued by NetWorth to Montgomery, including all collection fees incurred by Cornell Capital and Montgomery should they have to seek enforcement of their rights under the amended and restated guaranty.

Amended and Restated Secured Convertible Debenture. NetWorth entered into amended and restated secured convertible debenture with Montgomery in the amount of $256,754 due April 4, 2008. This debenture has similar redemption, conversion and remedies upon an event of default as the second amended and restated secured convertible debenture described above.

Amended and Restated Convertible Compensation Debenture. NetWorth entered into an amended and restated convertible compensation debenture in the amount of $400,000 due April 4, 2008. The debenture is for a fee to be paid to Cornell Capital in connection with the now terminated stand by equity distribution agreement. This debenture has similar redemption, conversion and remedies upon an event of default as the second amended and restated secured convertible debenture described above. STI entered into a convertible compensation debenture in the amount of $400,000 payable to Cornell Capital and dated June 29, 2004 that was assigned by STI and assumed by NetWorth on December 20, 2005 under the assignment and assumption agreement dated December 20, 2005. The terms of the secured convertible debenture are the same as the secured convertible debentures described above.

The foregoing is a summary of the secured convertible debenture, the termination agreement, the second amended and restated secured convertible debenture, the amended and restated investor registration rights agreement, the amended and restated pledge and escrow agreement, the amended and restated security agreement, the irrevocable transfer agent instructions agreement, the warrant, the securities purchase agreement, the second amended and restated subsidiary security agreement, the amended and restated guaranty, the amended and restated secured convertible debenture and the amended and restated convertible compensation debenture and is qualified in its entirety by reference to these agreements, copies of which are attached as Exhibits to our Form 8-K filed April 11, 2006 and incorporated by reference into this Form 10-KSB.

REGULATORY APPROVALS

The Board of Directors of NetWorth and the Board of Directors and the majority shareholders of STI approved the merger. No other approvals were required.

REPORTS, OPINIONS, APPRAISALS.

No report, opinion or appraisal was obtained by NetWorth with respect to the merger.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


The following table sets forth, as of May 30, 2006, the stock ownership of all persons known to own beneficially more than five percent of NetWorth's common stock voting stock and all directors and officers of NetWorth, individually and as a group. Each person has sole voting and investment power over the shares indicated, except as noted. Unless otherwise stated in the notes to the table, each person named below has sole authority to vote and dispose of the shares shown. Under Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, in calculating percentage ownership, each person named below is deemed to beneficially own securities that such person has the right to acquire within 60 days through the exercise of any option or warrant or through the conversion of any security. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage of the person holding such options or warrant, but are not deemed outstanding for purposes of computing the percentage of any other person. As of January 16, 2006, there were 325,017,160 shares of common stock issued and outstanding.



    -------------------------------------------------------------------------------------------------------
      NAME AND ADDRESS                            AMOUNT AND NATURE OF BENEFICIAL          PERCENTAGE OF
    OF BENEFICIAL OWNER                                   OWNERHSIP                           CLASS
    -------------------------------------------------------------------------------------------------------
    Dan L. Jonson                                           53,123,340 (1)                     16.3%
    5210 Chairmans Court, Suite 3
    Frederick, MD 21703
    -------------------------------------------------------------------------------------------------------
    Subhash Bhatia                                          23,833,737 (2)                      7.3%
    5210 Chairmans Court, Suite 3
    Frederick, MD 21703
    -------------------------------------------------------------------------------------------------------
    Anthony Q. Joffe                                        17,231,010                          5.3%
    101 Southwest 11th Avenue
    Boca Raton, FL  33486
    -------------------------------------------------------------------------------------------------------
    Lawrence R. Van Etten                                   15,985,650                          4.9%
    1601 North 15th Terrace
    Hollywood, FL  33020
    -------------------------------------------------------------------------------------------------------
    Robert S. Gigliotti                                     13,197,500                          4.0%
    901 Wilshire Drive, Suite 400
    Troy, MI  48084
    -------------------------------------------------------------------------------------------------------
    All directors and executive officers as a               99,537,500                         30.6%
    group (4 persons)
    -------------------------------------------------------------------------------------------------------


(1) Includes 36,707,304 shares of NetWorth common stock and warrants that automatically convert into 159,175 shares of NetWorth common stock under the release agreement and includes 16,243,278 shares owned by Mr. Jonson's wife, Birgitta Jonson, and warrants that automatically convert into 13,583 shares of NetWorth common stock under the release agreement.

(2) Includes 23,812,717 shares of NetWorth common stock and warrants that automatically convert into 21,020 shares of NetWorth common stock under the release agreement.

            PRO FORMA SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                  AND MANAGEMENT AFTER PROPOSALS ARE EFFECTIVE

The following table sets forth certain information as of the Record Date after giving pro forma effect to the Proposals regarding NetWorth's common stock beneficially owned (under the assumption that this proxy statement is effective so that all Proposals can be implemented) for (i) each shareholder we know to be the beneficial owner of more than 5% of our outstanding common stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. Unless otherwise noted, the address of the following persons is 5210 Chairmans Court, Suite 3, Frederick, MD 21703. As of the Record Date, assuming all Proposals were effective, 48,657,730 shares of NetWorth's common stock would be outstanding.


    -----------------------------------------------------------------------------------------------------
                Name and Address                          Beneficially Owned       Percentage of Class
    -----------------------------------------------------------------------------------------------------
    Dan L. Jonson                                           14,933,060 (1)               30.6%%
    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------
    Crosshill Georgetown Capital, LP                         8,451,849 (2)               17.4%
    1000 Wilson Blvd., Suite 1850
    Arlington, VA  22209
    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------
    Michael B. Shor                                          1,532,719 (3)                3.2%
    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------
    Subhash Bhatia                                           3,153,021 (4)                6.5%
    One Stagecoach Ln.
    Huntington Station, NY 11746

    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------
    Mark Spaeth                                                   0                      0.00%
    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------
    Dan F. Knise                                                  0                      0.00%
    -----------------------------------------------------------------------------------------------------

    -----------------------------------------------------------------------------------------------------
    All directors and executive officers as a group         16,465,779                   33.8%
    (4 persons)
    -----------------------------------------------------------------------------------------------------


(1) Includes 244,715 shares of NetWorth common stock and warrants that automatically convert into 12,586,331 shares of NetWorth common stock under the release agreement for himself and 108,289 shares of NetWorth common stock and 1,993,725 warrants that automatically convert into shares of NetWorth common stock under the release agreement for his wife, Birgitta Jonson.

(2) Crosshill Georgetown Capital, L.P. has warrants exercisable at $.01 per share to acquire these shares of NetWorth common stock. The natural persons with voting and investment control over these shares are Steven Graham and Stuart Yarborough.

(3) Mr. Shor has an option to acquire these shares of NetWorth common stock.

(4) Includes 2,678,824 shares of NetWorth common stock and warrants that automatically convert into 474,197 shares of NetWorth common stock under the release agreement.

                   STI MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                  FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following is a discussion and analysis of our results of operations and financial position for the two years ended December 31, 2005 and the factors that could affect our future financial condition and results of operations. Historical results may not be indicative of future performance.

Overview

NetWorth merged with STI on May 19, 2005 in a transaction that for accounting purposes is treated as a reverse merger by the accounting acquirer, STI. STI is a development stage company that designs, develops, markets and supports a web-based, multi-language, multi-currency software solution ("SurSITE(R)") used by insurance and reinsurance companies to facilitate and support their most critical back-office business processes. STI's reinsurance application is proprietary software for reinsurance management of complex reinsurance contract combinations throughout the entire reinsurance contract workflow, from ceded and assumed to retroceded business.

What distinguishes STI's SurSITE(R) solution from its competition is an "industry-first" Technical Accounting Transaction Engine ("TATE") application that automates calculations and generates transactions for premiums, commissions, and claims based on events and transactions at the original insurance policy level; it also manages statements of account, reinsurance recovery notices, and claims notifications. To further enhance the applicability of the SurSITE(R) software, STI is currently designing extensive support for facultative reinsurance used to insure very large risks that cannot be insured by a single insurance company like property and liability insurance for multinational corporations, airlines and aerospace, cargo, energy, engineering, manufacturers, ocean hull, etc. In addition to its software product, the Company provides its customers with complete requirements studies, data migrations, data integration tools, system integrations and other related professional services.

STI plans to market and sell its products worldwide, at the outset by utilizing a network of international industry contacts developed by senior management and indirectly through third parties. As part of the planned scaling of the organization, STI will establish an international sales force by hiring experienced professionals with well-established track records and contacts throughout the insurance and reinsurance industry. STI plans to establish a presence in the European market since it is the global center of reinsurance trading. During the Summer 2005, STI established the first of three planned sales teams with responsibility for the North American market. The U.S. team is managed by two re/insurance professionals, both former insurance brokers who have commenced discussions with U.S. and Bermuda based insurance and reinsurance prospects.

STI's initial multi-million dollar deployment and charter client, won in competition against Computer Science Corporation, is an insurance and reinsurance consortium based in Zurich, Switzerland consisting of 26 well-known member companies, including, among others, Allianz, Partner Re, Swiss Re, Winterthur Insurance Company and Zurich Insurance Group. The member companies are using STI's software platform to produce direct insurance business and manage the reinsurance transactions of the produced direct insurance business.

For decades, lack of automation coupled with fragmented information systems of many global insurance and reinsurance organizations have made it difficult to accurately managing complex technical accounting methods causing losses from hard-to-detect errors involving premiums received and payable, claims and risk allocation, unnecessary operating expenses and reduced investment income from the negative impact of delayed claims recovery. Frequently, these shortcomings have been amplified by fragmented business processes, many repetitive, manual paper-based processes, untimely and incomplete collection of data and lack of access to intelligence embedded in an insurance company's own data to facilitate making the correct business decisions. In addition, it is difficult for many organizations to maintain reinsurance contract knowledge as a result of staff turnover since losses may be reported years after a reinsurance contract has been initiated.

STI's reinsurance software enables an organization to overcome the limitations of fragmented business processes and gain control of mission-critical reinsurance administration. The Technical Accounting Transaction Engine, which has been tested by some of the most experienced reinsurance industry professionals, provides the solution that addresses the many problems associated with accurately managing complex technical accounting methods, timely loss recoveries, and error prone business processes. STI's software products allow companies to leverage their substantial investments in existing IT infrastructures while exploiting the many benefits offered by automation of technical accounting transactions. STI believes that the SurSITE(R) reinsurance software solution improves the quality, consistency, and accuracy of work performed and positions management to significantly and measurably reduce operating expenses and reduce errors.

STI's objective is to establish its reinsurance solution as the industry standard in managing complex reinsurance contract combinations throughout the entire reinsurance contract workflow. To achieve this goal STI intends to enhance its technological leadership by adding support for new and evolving premium and claims recovery methods; functionality for trend analysis, capacity utilization and exposure control; accelerating the acceptance of its products by leveraging strategic partnerships; and providing the software and services necessary to conduct safe and reliable technical accounting transactions over the Internet.

Financial Condition and Changes in Financial Condition

COMPARISON OF FISCAL YEAR ENDED DECEMBER 31, 2005 TO 2004

Revenues for 2005 were $0 as compared to $6,900 for 2004. The revenues generated in 2004 were from consulting fees earned on a contract that STI had which was non-recurring in nature.

Cost of revenue for 2005 was $96,123 compared to $119,556 for 2004. The decrease in cost of revenue is due to the development costs incurred under the SPL contract in 2004, that the Company did not incur in 2005.

Operating expenses for 2005 were $1,856,864 as compared to $1,435,553 in 2004, an increase of approximately $420,000 due in large part to the expense associated with the issuance of common stock for services in 2005 versus 2004. Additionally, STI incurred a substantial amount of professional fees in 2005 for services rendered in connection with its merger with NetWorth.

Other income (expense) was $(376,346) for 2005 compared to $(189,885) for 2004. The major difference between the two periods was the interest expense incurred in connection with the increase in the Company's borrowings, particularly the convertible debentures.

New Accounting Pronouncements

In December 2004, the FASB issued SFAS No. 123 (Revised 2004), "Share-Based Payment" ("SFAS No. 123R"). SFAS No. 123R requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. The scope of SFAS No. 123R includes a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights and employee share purchase plans. SFAS No. 123R replaces SFAS No. 123, "Accounting for Stock-Based Compensation," and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees." SFAS No. 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that Statement permitted entities the option of continuing to apply the guidance in APB No. 25, as long as the footnotes to the financial statements disclosed what net income would have been had the preferable fair-value-based method been used. The adoption of SFAS No. 123R will not have any affect on the Company's financial position or results of operations.

Inflation

Our monetary assets, consisting primarily of cash and receivables, and our non-monetary assets, consisting primarily of intangible assets and goodwill, are not affected significantly by inflation. We believe that replacement costs of equipment, furniture and leasehold improvements will not materially affect our operations. However, the rate of inflation affects our expenses, such as those for employee compensation and costs of network services, which may not be readily recoverable in the price of services offered by us.

                                  RISK FACTORS

STI Is Subject to Various Risks That May Materially Harm Its Business, Financial Condition and Results of Operations, If Any of These Risks or Uncertainties Actually Occur, Its Business, Financial Condition or Operating Results Could Be Materially Harmed. Additional Risks That It Currently Does Not Know About or That STI Currently Believes to be Immaterial May Also Impair Its Business Operations.

                         RISKS RELATED TO STI'S BUSINESS

STI Is An Early-Stage Company With An Unproven Business Model, A New and Unproven Software Technology Model and a Short Operating History, Which Makes It Difficult to Evaluate Its Current Business and Future Prospects.

STI has only a limited operating history upon which to base an evaluation of its current business and future prospects. Although it was founded in 1993, it began offering its SurSITE software products in 2003. It was subsequently forced to scale back its sales efforts due to its limited capital and, as a result, experienced a corresponding loss of sales. STI's limited operating history makes an evaluation of its business and prospects very difficult. You must consider its business and prospects in light of the risks and difficulties it encounters as an early-stage company in the rapidly evolving market of reinsurance contract management. These risks and difficulties include, but are not limited to, the following:

o its new and unproven business and software models;

o a limited number of service offerings and risks associated with developing new product and service offerings;

o the difficulties it faces in managing rapid growth in personnel and operations;

o a failure of its physical infrastructure or internal systems caused by a denial of service, third-party attack, employee error or malfeasance, or other causes;

o a general failure of the Internet that impairs its ability to deliver STI's service;

o a loss or breach of confidentiality of customer data;

o the negative impact on its brand, reputation or trustworthiness caused by any significant unavailability of its service;

o the systematic failure of a core component of STI's service from which it would be difficult for it to recover;

o the timing and success of new service introductions and new technologies by its competitors; and

o STI's ability to build brand awareness in a highly competitive market.

STI may not be able to successfully address any of these risks or others. Failure to adequately do so could seriously harm its business, damage its ability to retain existing customers or obtain new customers and cause its operating results to suffer.

STI Has Historically Lost Money and Losses May Continue In the Future, Which Means That STI May Not Be Able to Continue Operations Unless It Obtains Additional Funding.

STI has historically lost money. In the years ended December 31, 2005 and December 31, 2004, it sustained net losses of $2,329,333 and $1,738,094, respectively. Future losses are likely to occur. Accordingly, STI may experience liquidity and cash flow problems if it is not able to raise additional capital as needed and on acceptable terms. No assurances can be given that it will be successful in reaching or maintaining profitable operations.

STI has a limited operating history upon which to evaluate its business plan and prospects. If STI is unable to find alternative financing on commercially reasonable terms, or generate revenue from the sales of its products and services, it could be forced to curtail or cease its operations.

STI has generated limited revenue from operations. If it does not begin generating more revenue, it may have to cease operations. At December 31, 2005, it had an accumulated deficit of $8,594,426. In order to become profitable, STI will need to generate revenues to offset its cost of research and development and general and administrative expenses. It may not achieve or sustain its revenue or profit objectives and its losses may increase in the future and ultimately, it may have to cease operations.

STI's operating results are impossible to predict because it has limited operations. As a result, it cannot determine if it will be successful in its proposed plan of operation. Accordingly, it cannot determine what the future holds for its proposed plan of business. As such an investment in STI's business is extremely risky and could result in the entire loss of its investment.

STI Will Need to Raise Additional Capital to Continue Its Operations.

Unless STI can become profitable with the existing access of funds it has available and its sales efforts, it will require additional capital to sustain operations and STI may need access to additional capital or additional debt financing to expand its business. In addition, to the extent that is has a working capital deficit and cannot offset the deficit from profitable operations it may have to raise capital to repay the deficit and provide more working capital to permit growth in revenues. Management cannot assure you that financing, whether from external sources or related parties, will be available if needed or on favorable terms. STI's inability to obtain adequate financing will result in the need to reduce the pace of business operations. Any of these events could be materially harmful to its business and may result in a lower stock price.

There Is Substantial Doubt About STI's Ability to Continue As a Going Concern Due to Recurring Losses and Working Capital Shortages, Which Means That It May Not Be Able to Continue Operations Unless It Obtains Additional Funding.

The report of its independent registered accounting firm on its December 31, 2005 and 2004 financial statements, as noted in Note 1, included an explanatory paragraph indicating that there is substantial doubt about its ability to continue as a going concern due to its recurring losses from operations.

STI's Limited Operating History May Impede Acceptance of Its Service By Medium-Sized and Large Customers and Therefore Its Ability to Generate Revenue.

STI's ability to increase revenue and achieve profitability depends, in large part, on widespread acceptance of its service by medium-sized and large businesses. Its efforts to sell to these customers may not be successful. In particular, because STI is a relatively new company with a limited operating history, these target customers may have concerns regarding its viability and may prefer to purchase critical software applications from one of its larger, more established competitors. Even if STI is able to sell its service to these types of customers, they may insist on additional assurances from management that it will be able to provide adequate levels of service, which could harm its business. STI's prospective customers have expressed such concerns in the past, and its inability to address their concerns has hampered its growth. Additionally, each successive failure to deliver the desired services, or delay in delivering services to customers, further undermines its credibility in the marketplace and ability to sell its software. Delays also allow STI's customers to erode any technological lead it may have in its product.

As More of STI's Sales Efforts Are Targeted At Larger Enterprise Customers, Its Sales Cycle May Become More Time-Consuming and Expensive, Potentially Diverting Resources and Harming Its Business.

As STI targets more of its sales efforts at larger enterprise customers, it will face greater costs, longer sales cycles and less predictability in completing some of its sales. In this market segment, the customer's decision to use its service may be an enterprise-wide decision and, if so, these types of sales would require management to provide greater levels of education to prospective customers regarding the use and benefits of STI's service. In addition, larger customers may demand more customization, integration services and features. As a result of these factors, these sales opportunities may require management to devote greater sales support and professional services resources to individual sales, driving up costs and time required to complete sales and diverting sales and professional services resources to a smaller number of larger transactions.

STI's Future Financial Performance May Be Hurt to the Extent That Cannot Introduce and Gain Customers Acceptance of Enhanced Editions of Its Service.

STI's future financial performance will depend on its ability to develop and introduce new features to, and new editions of, its service. The success of new features and editions depends on several factors, including the timely completion, introduction and market acceptance of the feature or edition. Failure in this regard may significantly impair its revenue growth. In addition, the market for its service may be limited if prospective customers, particularly large customers, require customized features or functions that are incompatible with STI's application delivery model. If management is unable to develop new features or enhanced editions of its service that achieve widespread levels of market acceptance, its sales and reputation could suffer, particularly if STI has been successful in meeting management's goal of establishing its products as market leaders. If prospective customers require customized features or functions, its costs could increase and its reputation and sales could be harmed.

If STI Were to Lose the Services of Dan L. Jonson, It May Not Be Able to Execute Its Business Strategy.

Until STI broadens its executive team, its future success depends almost completely upon the continued service of Dan L. Jonson, its Chief Executive Officer, President and sole executive officer. Mr. Jonson is critical to the overall management of STI's company as well as the development of its software, its sales and marketing and its strategic direction. Mr. Jonson is an at-will employee who is working without an employment contract. Further, STI does not maintain any key-person life insurance policies. The loss of Mr. Jonson would likely seriously harm STI's business.

If STI Fails to Develop Its Brand Cost-Effectively, Its Business May Suffer.

Management believes that developing and maintaining awareness of STI's brand in a cost-effective manner is critical to achieving widespread acceptance of its existing and future services, is an important element in attracting new customers and is critical to its goal of being perceived as a market leader. Furthermore, management believes that the importance of brand recognition will increase as competition in STI's market develops. Successful promotion of STI's brand will depend largely on the effectiveness of its marketing efforts and on its ability to provide reliable and useful services at competitive prices. In the past, STI's efforts to build its brand have involved significant expense. Brand promotion activities may not yield increased revenue, and even if they do, any increased revenue may not offset the expenses it incurred in building its brand. If management fails to successfully promote and maintain STI's brand, or incur substantial expenses in an unsuccessful attempt to promote and maintain its brand, it may fail to attract enough new customers or retain its existing customers to the extent necessary to realize a sufficient return on STI's brand-building efforts, and its financial results could suffer.

Any Failure to Adequately Expand STI's Direct Sales Force Will Impede Its Growth and Its Ability to Generate Sales.

Management expects to be substantially dependent on a direct sales force to obtain new customers, particularly large enterprise customers, and to manage STI's customer base. Management believes that there is significant competition for direct sales personnel with the advanced sales skills and technical knowledge it needs. Its ability to achieve significant growth in revenue in the future will depend, in large part, on STI's success in recruiting, training and retaining sufficient direct sales personnel. New hires require significant training and may, in some cases, take more than a year before they achieve full productivity. Its recent hires and planned hires may not become as productive as management would like, and STI may be unable to hire sufficient numbers of qualified individuals in the future in the markets where it does business. If it is unable to hire and develop sufficient numbers of productive sales personnel, sales of STI's service will suffer. Additionally, its financial resources have limited its ability to recruit employees, partners and customers. Many of its potential employees, partners and customers have expressed the same reluctance to join STI's company until such time as its financial resources are more secure. Until it begins generating significant revenue from customer contracts, management believes this problem will persist.

Sales to Customers Outside the United States Expose STI to Risks Inherent In International Sales.

Sales in Europe represented almost all of STI's total revenue in fiscal years 2003 and 2002. Management intends to expand its domestic and international sales efforts. As a result, STI will be subject to risks and challenges that it would otherwise not face if it conducted its business only in the United States. These risks and challenges include:

o laws and business practices favoring local competitors;

o more established competitors with greater resources;

o compliance with multiple, conflicting and changing governmental laws and regulations, including tax, privacy and data protection laws and regulations;

o different pricing environments;

o difficulties in staffing and managing foreign operations;

o longer accounts receivable payment cycles and other collection difficulties;
and

o regional economic and political conditions.

These factors could harm STI's future international sales.

STI May Not Be Able to Effectively Protect STI's Intellectual Property Rights, Which Could Harm Its Business By Making It Easier for STI's Competitors to Duplicate Its Services.

STI's success depends on its ability to protect its proprietary rights to the technologies used to implement and operate its software in the United States and in foreign countries. In the event that a third party breaches the confidentiality provisions or other obligations in one or more of its agreements or misappropriates or infringes on STI's intellectual property or the intellectual property licensed to it by third parties, its business would be seriously harmed. To protect its proprietary rights, STI relies on a combination of trade secrets, confidentiality agreements and other contractual provisions and agreements, copyright and trademark laws, which afford it limited protection. The measures management takes to protect its proprietary rights may not be adequate.

STI May Not Effectively Manage the Growth Necessary to Execute Its Business Plan, Which Could Adversely Affect the Quality of Its Operations, Its Costs and Its Ability to Generate Profits.

In order to achieve the critical mass of business activity necessary to successfully execute STI's business plan, STI must significantly increase the number of strategic partners and customers that use its software. This growth will place significant strain on its personnel, systems and resources. Management also expects that STI will continue to hire employees, including technical, management-level employees, and sales staff for the foreseeable future. This growth will require it to improve management, technical, information and accounting systems, controls and procedures. STI may not be able to maintain the quality of its operations, control its costs, continue complying with all applicable regulations and expand its internal management, technical information and accounting systems in order to support its desired growth. Management cannot be sure that STI will manage its growth effectively, and its failure to do so could cause it to reduce or cease operations.

STI depends on recruiting and retaining qualified personnel and its inability to do so would seriously harm its business. Because of the technical nature of STI's services and the market in which it competes, its success depends on the continued services of its current executive officers and its ability to attract and retain qualified personnel with significant expertise. New employees generally require substantial training, which requires significant resources and management attention. Even if STI invests significant resources to recruit, train and retain qualified personnel, it may not be successful in its efforts.

                        RISKS RELATED TO CORNELL CAPITAL

New Shareholders Will Experience Significant Dilution from NetWorth's Sale of Shares Upon Conversion of Cornell Capital's Convertible Debentures and There Could Be a Change In Control of NetWorth.

Secured Convertible Debenture. NetWorth entered into a secured convertible debenture in the principal amount of $1,000,000 dated April 4, 2006 and due April 4, 2008. The debenture carries an interest rate of 8%. NetWorth has an option to redeem a portion or all amounts outstanding under the amended and restated convertible debenture upon three days advance written notice provided that the closing bid price of NetWorth's common stock is less than $.005 (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review). Cornell Capital has a right to convert the debenture into shares of NetWorth common stock based upon a quotient obtained by dividing (i) the outstanding amount of the convertible debenture by the (ii) the conversion price which is equal to the lesser of $.005 (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review) or 80% of the lowest closing bid price of NetWorth's common stock during the thirty trading days immediately prior to the conversion date. In the event NetWorth does not have enough shares of common stock authorized or listed or quoted on the OTCBB or it cannot timely satisfy the conversion sought by Cornell Capital, then Cornell Capital can demand cash equal to the product of the outstanding principal amount to be converted plus any interest due provided by the conversion price and multiplied by the highest closing price of the stock from the date of the conversion notice until the date that such cash payment is made. Cornell Capital cannot convert the debenture or receive shares of NetWorth common stock if it would beneficially own in excess of 4.9% of NetWorth's issued and outstanding shares of common stock at the time of such conversion, such determination to be made by Cornell Capital.

Second Amended and Restated Secured Convertible Debenture. NetWorth entered into a second amended and restated convertible debenture in the principal amount of $642,041 dated April 4, 2006. NetWorth has assumed the obligations of STI to Cornell Capital under two secured debentures each in the amount of $300,000 issued on June 29, 2004 and August 23, 2004, respectively plus accrued interest of $42,041. Interest payments are to be paid monthly in arrears commencing April 4, 2006 and continuing for the first day of each calendar month thereafter that any amounts due under the convertible debenture are due and payable. The interest includes a redemption premium of 20% in addition to interest set at an annual rate of 8%.

NetWorth has an option to redeem a portion or all amounts outstanding under the amended and restated convertible debenture upon three days advance written notice. Cornell Capital has a right to convert the debenture into shares of NetWorth common stock based upon a quotient obtained by dividing (i) the outstanding amount of the convertible debenture by the (ii) the conversion price which is equal to the lesser of $.005 (or the market price upon the completion of a 150:1 reverse stock split by NetWorth as proposed in its Schedule 14C now under SEC review) or 80% of the lowest closing bid price of NetWorth's common stock during the thirty trading days immediately prior to the conversion date. In the event NetWorth does not have enough shares of common stock authorized or listed or quoted on the OTCBB or it cannot timely satisfy the conversion sought by Cornell Capital, then Cornell Capital can demand cash equal to the product of the outstanding principal amount to be converted plus any interest due divided by the conversion price and multiplied by the highest closing price of the stock from the date of the conversion notice until the date that such cash payment is made. Cornell Capital cannot convert the debenture or receive shares of NetWorth common stock if it would beneficially own in excess of 4.9% of our issued and outstanding shares of common stock at the time of such conversion, such determination to be made by Cornell Capital.

Amended and Restated Convertible Compensation Debenture. On April 4, 2006 NetWorth entered into an amended and restated convertible compensation debenture in the amount of $400,000 due April 4, 2008. The debenture is for a fee to be paid to Cornell Capital in connection with the now terminated stand by equity distribution agreement. This debenture has similar redemption, conversion and remedies upon an event of default as the second amended and restated secured convertible debenture described above. STI entered into a convertible compensation debenture in the amount of $400,000 payable to Cornell Capital and dated June 29, 2004 that was assigned by STI and assumed by NetWorth on December 20, 2005 under the assignment and assumption agreement dated December 20, 2005. The terms of the secured convertible debenture are the same as the secured convertible debentures described above.

Cornell Capital may convert its convertible debentures totaling $2,088,798 in principal amount into shares of NetWorth's common stock. The subsequent sale of such shares by Cornell Capital could cause significant downward pressure on the price of its common stock. This is especially the case if the shares being placed into the market exceed the market's demand for its common stock. As the stock price of NetWorth's common stock declines, Cornell Capital will be entitled to receive an increasing number of shares under the standby equity distribution agreement and convertible debentures. The sale of such increasing number of shares by Cornell Capital could cause further downward pressure on the stock price to the detriment and dilution of existing investors, as well as investors in this offering. For example, if the price of NetWorth's common stock were $0.10 per share, conversion of $3,000,000 of convertible debenture would result in NetWorth issuing to Cornell Capital and registering for sale 30,000,000 shares of its common stock. If the price of STI's common stock is $0.01 per share, STI would have to issue and register 300,000,000 shares of its common stock.

Further, there is no maximum number of shares NetWorth might be required to issue with market-price based conversion or exercise prices, such as securities issued in connection with the convertible debentures, except for the limitation on Cornell Capital's ownership interest in NetWorth at any one time. The convertible debentures prohibit Cornell Capital from exercising the conversion feature of the convertible debentures if the conversion would result in Cornell Capital beneficially owning more than 4.99% of NetWorth's stock. That prohibition may be waived by written notice to NetWorth, with such notice being effective 61 days after the date of such notice. However, over time, Cornell Capital may acquire and sell a number of shares that far exceeds this limit, through the continual purchase and sale of NetWorth's shares. As a result, there could be a change of control of NetWorth through successive sales by Cornell Capital of a substantial block of its shares of common stock to a stockholder or stockholders acting as a group who could accumulate a sufficient number of shares to elect his or their own directors, as an example.

NetWorth's Stockholders May Experience Significant Dilution If Future Equity Offerings Are Used To Fund Operations or Acquire Businesses.

NetWorth has executed several convertible debentures described above with Cornell Capital.

If working capital or future acquisitions are financed through the issuance of equity securities, such as through with Cornell Capital, NetWorth stockholders could experience significant dilution. In addition, securities issued in connection with future financing activities or potential acquisitions may have rights and preferences senior to the rights and preferences of the NetWorth shares of common stock. Further, the conversion of outstanding debt obligations into equity securities, such as the debentures held by Cornell Capital, could have a dilutive effect on NetWorth shareholders.

NetWorth may issue a substantial number of shares of its common stock without investor approval. Any such issuance of our securities in the future could reduce an investor's ownership percentage and voting rights in NetWorth and further dilute the value of a shareholder's investment.

If Cornell Capital Sells Part or All of Its Shares of NetWorth Common Stock In the Market, Such Sales May Cause NetWorth's Stock Price to Decline.

NetWorth is required to register the shares issuable to Cornell Capital upon conversion under the terms of the NetWorth convertible debentures. If and when that registration statement were to be declared effective by the SEC, Cornell Capital would be permitted to sell in the public market common stock issuable to it pursuant to the convertible debentures. Such sales may cause NetWorth's stock price to decline.

If Cornell Capital Were to Sell a Material Amount of Common Stock, the Significant Downward Pressure On the Price of NetWorth's Stock Caused by Those Sales Could Encourage Short Sales by Third Parties, Which Could Contribute to the Further Decline of Its Stock Price.

In many circumstances registering shares upon conversion of debt to equity under the terms of convertible debentures for companies that are traded on the OTCBB has the potential to cause a significant downward pressure on the price of common stock. This is especially true if the shares being placed into the market exceed the ability of the market to absorb the increased stock or if NetWorth has not performed in such a manner to show that the equity funds raised will be used to grow NetWorth. This could result in further downward pressure on the price of NetWorth's common stock.

The outstanding debentures are convertible at a discount to the market price of NetWorth's common stock. As a result, the opportunity exists for short sellers and others to contribute to the future decline of its stock price. Persons engaging in short sales, sell shares that they do not own, and at a later time purchase shares to cover the previous sales. To the extent the stock price declines between the time the person sells the shares and subsequently purchases the shares, the person engaging in short sales will profit from the transaction, and the greater the decline in the stock, the greater the profit to the person engaging in such short-sales. By contrast, a person owning a long position in a stock, such as an investor purchasing shares in this offering, first purchases the shares at the then prevailing market price. If the stock price declines while the person owns the shares, then upon the sale of such shares the person maintaining the long position will incur a loss, and the greater the decline in the stock price, the greater the loss which is incurred by the person owning a long-position in the stock. If there are significant short sales of stock, the price decline that would result from this activity will cause the share price to decline more, which in turn may cause long holders of the stock to sell their shares, thereby contributing to sales of stock in the market. If there is an imbalance on the sell side of the market for the stock, the price will decline. It is not possible to predict the circumstances whereby short sales could materialize or to what extent the share price could drop.


Item 7.  Financial Statements

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                        CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                        Page(s)
                                                                        -------

Report of Independent Registered Public Accounting Firm                   F-1

Balance Sheet as of December 31, 2005                                     F-2

Statements of Operations for the Years Ended
   December 31, 2005 and 2004                                             F-3

Statements of Changes in Stockholders' Equity (Deficit) for the
   Years Ended December 31, 2005 and 2004                                 F-4

Statements of Cash Flows for the Years Ended
    December 31, 2005 and 2004                                            F-5

Notes to Consolidated Financial Statements                            F-6 - F-24

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Networth Technologies, Inc.
Fredrick, Maryland

We have audited the accompanying consolidated balance sheet of Networth Technologies, Inc. (the "Company") as of December 31, 2005 and the related statements of operations, changes in stockholders' (deficit), and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinions.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Networth Technologies, Inc. as of December 31, 2005 and 2004, and the results of its statements of operations, changes in stockholders' equity (deficit), and cash flows for the years ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained operating losses and capital deficits that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.


/s/ Wheeler, Herman, Hopkins & Lagor, P.A.

Tampa, Florida

April 14, 2006

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 2005


                         ASSETS
                         ------

Current Assets:
  Cash and cash equivalents                                          $      --
                                                                     -----------

    Total Current Assets                                                    --
                                                                     -----------

Fixed Assets, Net of Depreciation                                         13,583
                                                                     -----------

Other Assets:
  Intangible assets, net                                                 480,614
  Security deposits                                                        7,065
                                                                     -----------

    Total Other Assets                                                   487,679
                                                                     -----------

TOTAL ASSETS                                                         $   501,262
                                                                     ===========

         LIABILITIES AND STOCKHOLDERS' DEFICIT
         -------------------------------------

LIABILITIES
Current Liabilities:
  Current portion of notes payable                                   $   985,000
  Bank overdraft                                                             422
  Notes payable - bank                                                   216,500
  Notes payable - related parties                                        509,786
  Convertible debentures                                               1,376,115
  Derivative liability                                                   547,683
  Current portion of obligations under capital lease                       2,337
  Liability for stock to be issued                                     3,272,721
  Accrued compensation                                                   801,077
  Accounts payable and accrued expenses                                  969,047
                                                                     -----------

      Total Current Liabilities                                        8,680,688
                                                                     -----------
Long-term Liabilities:
  Notes payable, net of current portion                                  415,000
                                                                     -----------

      Total Long-term Liabilities                                        415,000
                                                                     -----------

      Total Liabilities                                                9,095,688
                                                                     -----------

STOCKHOLDERS' DEFICIT
  Preferred stock, $.01 Par Value; 8,000,000 shares authorized
    and 0 shares issued and outstanding                                     --
  Class A Preferred stock, $.01 Par Value; 2,000,000 shares
    authorized and 1,114,831 shares issued and outstanding                11,148
  Common stock, $.01 Par Value; 650,000,000 shares authorized
    and 32,501,716 shares issued and 32,313,745 shares outstanding       325,017
  Treasury stock, 187,971 shares, at cost                                (18,797)
  Additional paid-in capital                                          14,951,129
  Accumulated deficit                                                (23,862,923)
                                                                     -----------

      Total Stockholders' Deficit                                     (8,594,426)
                                                                     -----------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                          $   501,262
                                                                     ===========

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 FOR THE YERAS ENDED DECEMBER 31, 2005 AND 2004




                                                   2005            2004
                                               ------------    ------------

OPERATING REVENUES
  Sales                                        $       --      $      6,900
                                               ------------    ------------

COST OF SALES
   Development costs                                   --            23,433
   Amortization of intangible assets                 96,123          96,123
                                               ------------    ------------
       Total Cost of Sales                           96,123         119,556
                                               ------------    ------------

GROSS (LOSS)                                        (96,123)       (112,656)
                                               ------------    ------------

OPERATING EXPENSES
   Compensation expense                             732,212         475,773
   Professional and consulting fees                 914,402         689,356
   Rent expense                                      94,640          90,536
   Other general and administrative expenses         97,544         145,326
   Depreciation                                      18,066          34,562
                                               ------------    ------------
       Total Operating Expenses                   1,856,864       1,435,553
                                               ------------    ------------

LOSS BEFORE OTHER INCOME (EXPENSE)               (1,952,987)     (1,548,209)

OTHER INCOME (EXPENSE)
   Other income (expense)                           (37,064)       (120,000)
   Gain (loss) on debt extinguishment                  --            83,245
Amortization of debt extinguishment                 (83,245)           --
   Interest income                                       23             181
   Interest expense                                (256,060)       (153,311)
                                               ------------    ------------
       Total Other Income (Expense)                (376,346)       (189,885)
                                               ------------    ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES       (2,329,333)     (1,738,094)
Provision for Income Taxes                             --              --
                                               ------------    ------------

NET LOSS APPLICABLE TO COMMON SHARES           $ (2,329,333)   $ (1,738,094)
                                               ============    ============

NET LOSS PER BASIC AND DILUTED SHARES          $      (0.10)   $      (0.04)
                                               ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                           23,716,609      41,620,628
                                               ============    ============

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                   NETWORTH TECHNOLOGIES INC. AND SUBSIDIARIES
          CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004


                                                                Preferred Stock                  Common Stock
                                                                                         ----------------------------
                                                            Shares          Amount         Shares           Amount
                                                         ----------------------------    ------------    ------------

Balance December 31, 2003                                   1,406,531    $     14,065     123,773,963    $  1,237,740

Shares issued for services rendered by
 employees and directors                                           --              --         616,700           6,167

Shares issued for services rendered by
 employees and directors                                           --              --         514,500           5,145

Cancellation of issuable shares                                    --              --         (33,000)           (330)

Shares issued for services rendered by
 employees and directors                                           --              --         470,000           4,700

Exercise of options to purchase common stock                       --              --         547,500           5,475

Shares issued to employees, consultants and attorneys              --              --       7,684,190          76,842

Shares issued in reverse merger of Networth
 Systems, Inc. (a recapitalization)                                --              --      75,000,002         750,000

Shares issued to directors in connection
 with reverse merger                                               --              --       6,500,000          65,000

Shares issued  under director and
 officer compensation plan                                         --              --       6,704,000          67,040

1 for 10 reverse stock split                                       --              --    (207,839,580)     (2,078,397)

Net loss for the year                                              --              --              --              --
                                                         --------------------------------------------------------------

Balance December 31, 2004                                   1,406,531          14,065      13,938,275         139,382

Issuance of common stock under convertible
 debenture agreement                                               --              --         639,891           6,399

Shares issued for financial printing services                      --              --         450,000           4,500

Shares issued to directors for services rendered                   --              --       5,062,450          50,625

Shares issued in reverse merger of Solution Technology
 International, Inc. (a recapitalization)                          --              --       9,494,100          94,941

Conversion of preferred shares into common shares            (291,700)         (2,917)      2,917,000          29,170

Liability for stock to be issued                                   --              --              --      (3,272,721)

Net loss for the year                                              --              --              --              --
                                                         --------------------------------------------------------------

Balance December 31, 2005                                   1,114,831    $     11,148      32,501,716    $    325,017
                                                         ==============================================================


                                                                           Additional
                                                             Treasury        Paid-in       Accumulated
                                                              Stock          Capital         Deficit          Total
                                                           ------------    ------------    ------------    ------------

Balance December 31, 2003                                  $    (18,797)   $ 16,246,787    $(19,795,496)   $ (2,296,904)

Shares issued for services rendered by
 employees and directors                                             --           8,193              --          14,360

Shares issued for services rendered by
 employees and directors                                             --           5,145              --          10,290

Cancellation of issuable shares                                      --            (370)             --            (700)

Shares issued for services rendered by
 employees and directors                                             --           4,700              --           9,400

Exercise of options to purchase common stock                         --          (5,475)             --              --

Shares issued to employees, consultants and attorneys                --          13,667              --          90,509

Shares issued in reverse merger of Networth
 Systems, Inc. (a recapitalization)                                  --        (750,000)             --              --

Shares issued to directors in connection
 with reverse merger                                                 --         (65,000)             --              --

Shares issued  under director and
 officer compensation plan                                           --          67,040              --         134,080

1 for 10 reverse stock split                                         --       2,078,397              --              --

Net loss for the year                                                --              --      (1,738,094)     (1,738,094)
                                                         --------------------------------------------------------------

Balance December 31, 2004                                       (18,797)     17,603,084     (21,533,590)     (3,795,856)

Issuance of common stock under convertible
 debenture agreement                                                 --          57,590              --          63,989

Shares issued for financial printing services                        --          40,500              --          45,000

Shares issued to directors for services rendered                     --         643,870              --         694,495

Shares issued in reverse merger of Solution Technology
 International, Inc. (a recapitalization)                            --         (94,941)             --              --

Conversion of preferred shares into common shares                    --         (26,253)             --              --

Liability for stock to be issued                                     --      (3,272,721)

Net loss for the year                                                --              --      (2,329,333)     (2,329,333)
                                                         --------------------------------------------------------------

Balance December 31, 2005                                  $    (18,797)   $ 14,951,129    $(23,862,923)   $ (8,594,426)
                                                         ==============================================================


                 NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004


                                                                                   2005            2004
                                                                                -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES
   Net loss                                                                     $(2,329,333)   $(1,738,094)
                                                                                -----------    -----------

   Adjustments to reconcile net loss to net cash
     used in operating activities:
     Depreciation and amortization                                                  114,189        130,685
     (Gain) loss from derivative liability on convertible debenture                  48,798           --
     Common stock issued for consulting services                                    376,500        150,000
     Convertible debenture issued for consulting services                              --          400,000
     (Gain) loss on debt extinguishment                                                --          (83,245)
     Warrant expense                                                                 43,000          7,200
     Amortization of debt extinguishment                                             83,245         12,785

  Changes in assets and liabilities
     Decrease in accounts receivable                                                   --           11,055
     Increase in accrued compensation                                               592,508        239,409
     Increase (decrease) in accounts payable and
       and accrued expenses                                                         570,929        103,356
                                                                                -----------    -----------
     Total adjustments                                                            1,829,169        971,245
                                                                                -----------    -----------

     Net cash (used in) operating activities                                       (500,164)      (766,849)
                                                                                -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITES
    Proceeds from note payable - bank                                                16,500        200,000
    Increase in bank overdraft                                                          422           --
    Payments of notes payable                                                          --         (145,000)
    Proceeds from notes payable - related parties, net                              234,843        100,000
    Proceeds from convertible debentures                                            250,000        600,000
    Payments of obligations under capital lease                                      (2,053)        (8,583)
                                                                                -----------    -----------

       Net cash provided by financing activities                                    499,712        746,417
                                                                                -----------    -----------

NET (DECREASE) IN
    CASH AND CASH EQUIVALENTS                                                          (452)       (20,432)

CASH AND CASH EQUIVALENTS -
    BEGINNING OF PERIOD                                                                 452         20,884
                                                                                -----------    -----------

CASH AND CASH EQUIVALENTS - END OF PERIOD                                       $      --      $       452
                                                                                ===========    ===========

CASH PAID DURING THE YEAR FOR:
    Interest expense                                                            $    35,716    $   119,555
                                                                                ===========    ===========

SUPPLEMENTAL DISCLOSURE OF NONCASH INFORMATION:

    Common stock issued for consulting services                                 $   376,500    $      --
                                                                                ===========    ===========


    Reclassification of deferred compensation to note payable - related party   $   150,000    $      --
                                                                                ===========    ===========

    Liabilities assumed in reverse merger
      Convertible debentures - prior owner                                      $   625,000    $      --
                                                                                ===========    ===========
      Accounts payable                                                          $   150,000    $      --
                                                                                ===========    ===========

               The accompanying notes are an integral part of the
                       consolidated financial statements.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2005 AND 2004

NOTE 1-     ORGANIZATION AND BASIS OF PRESENTATION

            On May 19, 2005, Networth Technologies, Inc. (the "Company"), Solution Technology International, Inc. ("STI") and STI Acquisition Company Corp., a newly formed Delaware corporation, entered into an Agreement and Plan of Merger pursuant to which the Company was required to issue shares equal to 90% of its outstanding shares at the date of the merger for 100% of the outstanding shares of STI. As a result of the Agreement, the transaction will be treated for accounting purposes as a reverse merger by STI being the accounting acquirer. The merger was effective June 20, 2005. At this time, STI cancelled all of its certificates and will receive in excess of 173,000,000 shares of common stock of the Company. June 20, 2005 is the date in which consideration is deemed to be paid for the STI shares. STI received 9,494,100 of these shares in the quarter ended September 30, 2005.

            Solution Technology International, Inc. (the "Company") incorporated in Delaware on April 27, 1993, is a software product company based in Frederick, Maryland offering an enterprise solution for the global insurance and reinsurance industry. The Company has created complex reinsurance algorithms and methodologies to support automation of complex technical accounting methods and claims recovery processes. The Company has also developed sophisticated expert underwriting methods and trend analysis tools that support the insurance and reinsurance industries.

            Going Concern

            As shown in the accompanying financial statements the Company has had recurring losses of $2,329,333 and $1,738,094 for the years ended December 31, 2005 and 2004, respectively, and has a working capital deficiency of $8,680,688 as of December 31, 2005. The Company is overdue on their debt obligations, and has generated very little revenue. There is no guarantee that the Company will be able to raise enough capital or generate revenues to sustain its operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period.

            Management believes that the Company's capital requirements will depend on many factors including the success of the Company's stock post-merger with Solution Technology, International, Inc. which occurred in May 2005, as well as its sales efforts. The Company has borrowed additional amounts from lending sources as well as related parties to fund its operations, until the Company can file a registration statement with the Securities and Exchange Commission in order to raise 12 million dollars, which the Company has received a term sheet, to enable the Company to expand and carry out its business plan. The Company's ability to continue as a going concern for a reasonable period is dependent upon management's ability to raise additional interim capital and, ultimately, achieve profitable operations. There can be no assurance that management will be able to raise sufficient capital, under terms satisfactory to the Company, if at all.

            The consolidated financial statements do not include any adjustments relating to the carrying amounts of recorded assets or the carrying amounts and classification of recorded liabilities that may be required should the Company be unable to continue as a going concern.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 2-      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

            Principles of Consolidation

            The condensed consolidated financial statements include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

            Use of Estimates

            The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an on-going basis, the Company evaluates its estimates, including, but not limited to, those related to bad debts, income taxes and contingencies. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates.

            Cash and Cash Equivalents

            The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

            Intangible Assets

            Intangible assets consist of software and related technology is carried at cost and is amortized over the period of benefit, ten years, generally on a straight-line basis. These intangible assets are also used as security under the Loan and Security Agreement and an Intellectual Property Agreement entered into with Crosshill (see
            Note 4).

            Costs incurred in creating products are charged to expense when incurred as research and development until technological feasibility is established upon completion of a working model. Thereafter, all software production costs are capitalized and carried at cost. Capitalized costs are amortized based on straight-line amortization over the remaining estimated economic life of the product - ten years. Amortization included in cost of sales is $96,123 and $96,123 for the years ended December 31, 2005 and 2004, respectively.

            In accordance with SFAS No. 2, "Accounting for Research and Development Costs", SFAS No. 68, "Research and Development Arrangements", and SFAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed", technological feasibility for the product was established on January 1, 2001 with completion of the working model.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            Intangible Assets (Continued)

            All costs subsequent to this date have been capitalized. Management on an annual basis determines if there is further impairment on their intangible assets. All costs capitalized occurred from 2001 through 2002. At that point the software and related technology was deemed completed.

            Identified intangible assets are regularly reviewed to determine whether facts and circumstances exist which indicate that the useful life is shorter than originally estimated or the carrying amount of assets may not be recoverable. The Company assesses the recoverability of its identifiable intangible assets by comparing the projected discounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets.

                                                          As of December 31, 2005
                                                   Gross
                                                  Carrying      Accumulated
                                                   Amount       Amortization       Net
                                                 ---------      ------------    ---------
Amortized Intangible Assets:
       Software and related technology           $ 961,229       $ 480,614      $ 480,615
                                                 =========       =========      =========

Amortization Expense:
       For the year ended December 31, 2005                      $  96,123
       For the year ended December 31, 2004                         96,123


Estimated Amortization Expense:

       For the year ended December 31, 2006                      $  96,123
       For the year ended December 31, 2007                         96,123
       For the year ended December 31, 2008                         96,123
       For the year ended December 31, 2009                         96,123
       For the year ended December 31, 2010                         96,123
                                                                 ---------
                    Total                                        $ 480,615
                                                                 =========

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            Revenue Recognition

            When a software license arrangement requires us to provide significant production, customization or modification of the software, or when the customer considers these services essential to the functionality of the software product, the fees for the product license, implementation services and maintenance and support are recognized using the percentage of completion method. Under percentage of completion accounting, these revenues are recognized as work progresses based upon cost incurred. Any expected losses on contracts in progress are expensed in the period in which the losses become probable and reasonably estimable. If an arrangement includes acceptance criteria, revenue is not recognized until we can objectively demonstrate that the software or service can meet the acceptance criteria, or the acceptance period lapses, whichever occurs earlier.

            Other elements of our software arrangements are services that do not involve significant production, modification or customization of the Company's software as defined in SOP 97-2. These components do not constitute a significant amount of the revenue generated currently, and did not during the early years of the post technological feasibility period. These components are recognized as the services are performed based on the accrual method of accounting.

            Income Taxes

            The Company accounts for income taxes utilizing the liability method of accounting. Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

            Fair Value of Financial Instruments (other than Derivative Financial Instruments)

            The carrying amounts reported in the consolidated balance sheet for cash and cash equivalents, and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments. For the notes payable, the carrying amount reported is based upon the incremental borrowing rates otherwise available to the Company for similar borrowings. For the convertible debentures, fair values were calculated at net present value using the Company's weighted average borrowing rate for debt instruments without conversion features applied to total future cash flows of the instruments.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            Convertible Instruments

            The Company reviews the terms of convertible debt and equity securities for indications requiring bifurcation, and separate accounting, for the embedded conversion feature. Generally, embedded conversion features where the ability to physical or net-share settle the conversion option is not within the control of the Company are bifurcated and accounted for as a derivative financial instrument. (See Derivative Financial Instruments below). Bifurcation of the embedded derivative instrument requires allocation of the proceeds first to the fair value of the embedded derivative instrument with the residual allocated to the debt instrument. The resulting discount to the face value of the debt instrument is amortized through periodic charges to interest expense using the Effective Interest Method.

            Derivative Financial Instruments

            The Company generally does not use derivative financial instruments to hedge exposures to cash-flow or market risks. However, certain other financial instruments, such as warrants or options to acquire common stock and the embedded conversion features of debt and preferred instruments that are indexed to the Company's common stock, are classified as liabilities when either (a) the holder possesses rights to net-cash settlement or (b) physical or net share settlement is not within the control of the Company. In such instances, net-cash settlement is assumed for financial accounting and reporting, even when the terms of the underlying contracts do not provide for net-cash settlement. Such financial instruments are initially recorded at fair value and subsequently adjusted to fair value at the close of each reporting period. Fair value for option-based derivative financial instruments is determined using the Black-Scholes Valuation Method. These derivative financial instruments are indexed to an aggregate of 54,973,481 shares of the Company's common stock as of December 31, 2004 and 98,723,481 as of December 31, 2005 and are carried at fair value. The embedded conversion feature amounted to $501,455 at December 31, 2004, and $547,683 at December 31, 2005 and the Company recognized a fair value adjustment during the year ended December 31, 2005 of $48,798.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            Advertising Costs

            The Company expenses the costs associated with advertising as incurred. Advertising expenses are included in the condensed consolidated statements of operations for the years ended December 31, 2005 and 2004.

            Fixed Assets

            Fixed assets are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

            When assets are retired or otherwise disposed of, the costs and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized. Deduction is made for retirements resulting from renewals or betterments.

            Accounts Receivable

            The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances.

            Impairment of Long-Lived Assets

            Long-lived assets, primarily fixed assets and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. The Company does not perform a periodic assessment of assets for impairment in the absence of such information or indicators. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets to be held and used, the Company recognizes an impairment loss only if its carrying amount is not recoverable through its undiscounted cash flows and measures the impairment loss based on the difference between the carrying amount and estimated fair value.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            (Loss) Per Share of Common Stock

            Basic net (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

            The following is a reconciliation of the computation for basic and diluted EPS:

                                             December 31,    December 31,
                                                 2005            2004
                                             ------------    ------------


            Net loss                         $ (2,329,333)   $ (1,738,094)
                                             ------------    ------------

            Weighted-average common shares
            Outstanding (Basic)                23,716,609      41,620,628

            Weighted-average common stock
            Equivalents
                 Stock options
                 Warrants
                                             ------------    ------------

            Weighted-average common shares
            Outstanding (Diluted)              23,716,609      41,620,628
                                             ============    ============

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 2-     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

            Stock-Based Compensation

            The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees and common stock issuances are less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period. In each of the periods presented, the vesting period was the period in which the options were granted. All options were expensed to compensation in the period granted rather than the exercise date.

            The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services". The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company's common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty's performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

            Recent Accounting Pronouncements

            On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised 2004), "Share-Based Payment" ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R, as amended, are effective for small business issuers beginning as of the first interim period after December 15, 2005.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 3-     FIXED ASSETS

            Fixed assets as of December 31, 2005 were as follows:

                                             Estimated Useful
                                              Lives (Years)
                                              -------------
            Furniture and fixtures                  7          $23,268
            Machinery and equipment                3-7          80,016
            Leasehold improvements                  6           11,870
            Vehicles                                5           26,908
                                                                ------

                                                               142,062
            Less: accumulated depreciation                     128,479
                                                               -------
            Property and equipment, net                       $ 13,583
                                                              ========

            Included in machinery and equipment is $11,298 in equipment held under capital lease. The accumulated depreciation on this equipment as of December 31, 2005 is $8,299. There was $18,066 and $29,324
            charged to operations for depreciation expense for the years ended December 31, 2005 and 2004, respectively.

NOTE 4-     NOTES PAYABLE

            The Company entered into an agreement with the Swiss Pool for Aviation Insurance ("SPL") whereby SPL advanced the Company under their Master SurSITE Agreement, a license/hosting fee and associated professional service fees. Advanced fees were recognized as both revenue to the Company for achieving certain benchmarks in accordance with the agreement, and certain fees were advances to be repaid due to contractual obligations to SPL. The original terms were for the advances to be repaid in a period not to exceed five years, no interest. In 2004, interest started accruing at 2.5% annually. The Company originally was advanced $700,000 from June 2002 through October 2002, and credited one quarterly maintenance fee of $35,000 in 2002 and two quarterly maintenance fees totaling $70,000 in 2003. Additionally, SPL advanced another $200,000 in 2003 at 9% interest annually of which $45,000 was repaid in June 2004. Interest expense for the years ended December 31, 2005 and 2004 were $18,750 and $18,049, respectively. The note payable balance due at December 31, 2005 was $750,000. All amounts are included as current liabilities due to the fact that these amounts are due on demand.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 4-     NOTES PAYABLE  (CONTINUED)

            The Company entered into a revolving promissory note agreement (the "Agreement") with Crosshill Georgetown Capital, L.P. ("Crosshill") on January 10, 2003. Pursuant to the Agreement, Crosshill loaned the Company $750,000 which matures upon the earlier of the Company closing on an equity raise of not less than $2,000,000 or July 10, 2003, which has been amended on various occasions through December 31, 2004. The note accrued interest at 12% annually. This note was converted to long-term debt on July 1, 2004. The Company had $650,000 outstanding at December 31, 2005. Interest expense for the years ended December 31, 2005 and 2004 was $48,750 and $87,792 due to added interest payments due to late payments made by the Company. In accordance with EITF 96-16, "Debtor's Accounting for a Modification or Exchange of Debt Instruments," the Company has recognized a gain of $83,245 due to a substantial modification to the terms of the note agreement. As of December 31, 2005 all $83,245 has been amortized into expense.

            The amounts are secured by a Loan and Security Agreement and an Intellectual Property Security Agreement which includes the Company's software and related technology. In addition, the Company issued 18,604,900 warrants to CrossHill for inducement to enter into the Agreement. In accordance with the third amendment which established March 31, 2004 as the new maturity date, these warrants increase 1,200,000 per month effective April 2004 through June 2004, should the Company fail to repay the note. The value of the warrants utilizing the relative fair value of the instrument amounted to $35,000.


            Notes payable at December 31, 2005 consists of the following:

            Installment note payable to SPL through
            September 2008, principal payment of $50,000 due
            quarterly commencing January 1, 2005 for 15 quarters
            with an annual interest rate of 2.5%.                     $ 750,000

            Installment note payable to Crosshill due through
            April 2007, principal payments of $65,000 payable
            quarterly commencing October 1, 2004 (extended to
            January 1, 2007) interest at 7.5% (with an effective
            interest rate of 12%) due monthly                           650,000
                                                                      ----------

            Total notes payable                                       1,400,000
            Less current maturities                                     985,000
                                                                      ----------

            Notes payable - net of current maturities                 $ 415,000
                                                                      ==========

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 4-     NOTES PAYABLE  (CONTINUED)

            The approximate aggregate amount of all note payable maturities for the next three periods ending December 31, 2005 is as follows:

                      2006                        $   985,000
                      2007                            295,000
                      2008                            120,000
                                                  ------------

                                                  $ 1,400,000
                                                  ============

NOTE 5-     NOTES PAYABLE - BANK

            On September 29, 2005, the Company increased their lines of credit to $216,500 from $200, with two banks. The Company would borrow funds from time to time for working capital needs. Interest on the lines of credit were variable at prime rate plus 2.5% (9.75% at December 31, 2005). The balance at December 31, 2005 was $216,500. Interest for the years ended December 31, 2005 and 2004 was $18,142 and $2,957, respectively.

NOTE 6-     NOTES PAYABLE - RELATED PARTIES

            The Company has notes payable due to three related parties:

            Two unsecured notes payable in the aggregate amount of $50,000 to a director of the organization, due June 2005 or upon obtaining an equity line of credit whichever is earlier, with interest payable at 8%. Interest expense for the years ended December 31, 2005 and 2004 was $4,000 and $1,333, respectively. As of December 2005, the Company provides the director an update on the status of the repayment of the note. The Company recorded the issuance of 4,000,000 warrants in connection with these notes at $8,000 and that amount is included in additional paid-in capital.

            An unsecured note payable in the amount of $50,000 to an officer of the Company, due December 31, 2004, which has been extended until the Company obtains an equity line of credit, with interest payable at 6.5% and increased to amounts up to $100,000. The balance outstanding at December 31, 2005 is $50,850. Interest expense for the years ended December 31, 2005 and 2004 was $6,348 and $1,286, respectively. As of December 2005, the Company provides the director an update on the status of the repayment of the note.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 6-     NOTES PAYABLE - RELATED PARTIES (CONTINUED)

            The Company on March 24, 2005 settled with a former officer/employee of the Company who was owed back pay. The settlement was for $166,943, $16,943 due at the signing of the settlement agreement and the remaining $150,000 in the form of a promissory note due August 22, 2005 in one lump payment. The note was not paid in August 2005, and extended by the parties until the filing of the disclosure statement with the Securities and Exchange Commission. The Company paid $21,250 in the quarter ended December 31, 2005. Balance due at December 31, 2005 is $128,750.

            An unsecured $10,000 note payable to a director of the organization, due March 2006 or upon obtaining an equity line of credit, whichever is earlier, with interest payable at 10%. Interest expense for the year ended December 31, 2005 was $792.

            An unsecured $20,000 note payable to a director of the organization, due March 2006 or upon obtaining an equity line of credit, whichever is earlier, with interest payable at 10%. Interest expense for the year ended December 31, 2005 was $1,557.

            On March 25, 2005, the Company and a director entered into a promissory note agreement for $17,000 due the earlier of one year or upon the availability of a $750,000 commercial line of credit. The Company entered into additional notes with this director totaling $131,251. The notes bear interest at 10% per annum. Interest expense for the year ended December 31, 2005 was $3,194.

            On June 24, 2005, the Company and a director entered into a convertible promissory note agreement for $100,000, replacing a promissory note entered into January 7, 2005, due the earlier of one year or upon the availability of a $750,000 commercial line of credit. The note bears interest at 10% per annum. Interest expense for the year ended December 31, 2005 was $5,167.


NOTE 7-     CONVERTIBLE DEBENTURES

            On June 28, 2004, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners. Under the Securities Purchase Agreement, Cornell Capital Partners was obligated to purchase $600,000 of secured convertible debentures from the Company. The Company also entered into a $400,000 convertible debenture which was utilized for payment of consulting services. This debenture has a maturity date of June 29, 2007, is non-interest bearing, and convertible into 19,121,211 shares of common stock.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 7-     CONVERTIBLE DEBENTURES (CONTINUED)

            On June 29, 2004, Cornell Capital Partners purchased $300,000 of convertible debentures and purchased $300,000 additional debentures on August 26, 2004. These debentures accrue interest at a rate of 5% per year. The debentures are convertible into the Company's common stock at the holders' option any time up to maturity at an agreed-upon conversion price. The assets of the Company in accordance with an Inter-creditor Agreement secure the debentures. At maturity, the Company has the option to either pay the holder the outstanding principal balance and accrued interest or to convert the debentures into shares of common stock at an agreed-upon conversion price. The convertible debentures meet the definition of hybrid instruments, as defined in SFAS 133, Accounting for Derivative Instruments and Hedging Activities (SFAS No. 133). The hybrid instruments are comprised of a i) a debt instrument, as the host contract and ii) an option to convert the debentures into common stock of the Company, as an embedded derivative. The embedded derivative derives its value based on the underlying fair value of the Company's common stock. The Embedded Derivative is not clearly and closely related to the underlying host debt instrument since the economic characteristics and risk associated with this derivative are based on the common stock fair value. The Company has separated the embedded derivative from the hybrid instrument based on an independent valuation of $501,455 as of December 31, 2004 and classified the Embedded Derivative as a current liability with an offsetting debit to debt discount, which will be amortized over the term of the debenture based on the effective interest method.

            The embedded derivative does not qualify as a fair value or cash flow hedge under SFAS No. 133. Accordingly, changes in the fair value of the embedded derivative are immediately recognized in earnings and classified as a gain or loss on the embedded derivative financial instrument in the accompanying statements of operations. There was a loss of $48,798 recognized for the year ended December 31, 2005.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 7-     CONVERTIBLE DEBENTURES (CONTINUED)

            On June 6, 2005 the Company issued a secured debenture to Montgomery Equity Partners, Ltd. in the principal amount of $250,000 with interest to accrue at the rate of 12% per year on the unpaid principal balance. Under the terms of the convertible debenture, all principal and accrued interest is payable at the Company's election on the third year anniversary of June 6, 2007 or may be converted by Montgomery Equity Partners at its election at a conversion price equal to the lesser of (i) an amount equal to 110% of the initial bid price of the Company's common stock submitted on Form 211 by a registered market maker to an approved by the NASD or (ii) an amount equal to 80% of the lowest closing bid price of the Company's common stock as quoted by Bloomberg, LP for the five trading days immediately preceding the conversion date. The Company has the right to redeem a portion of all the outstanding principal at a price of 120% of the amount redeemed plus accrued interest. If the Company exercises its right of redemption it must issue a warrant to Cornell Capital to purchase 50,000 shares of the Company's common stock for every $100,000 redeemed. The Company must register any shares of its common stock received by Cornell Capital through conversion or under the warrant should the Company exercise its right of redemption.

            On July 5, 2004, the Company entered into an agreement with Knightsbridge Capital ("Knightsbridge"), whereby Knightsbridge would help the Company obtain capital financing. Upon raising $500,000, Knightsbridge is entitled to common stock equal to 4.99% of the then fully diluted common stock outstanding. The agreement contains an anti-dilution clause which guarantees Knightsbridge cannot be diluted below this percentage for a period of six months from July 5, 2004. In February 2005, the Company issued Knightsbridge 639,891 shares of common stock value at $63,989. The value was included in discount on convertible debentures and is being amortized over the term of the debentures.

            In January 2005, the Company issued an additional $225,000 of convertible debentures for a total of $625,000 of debentures that are convertible into shares of common stock at a price equal to either (a) an amount equal to one hundred twenty percent (120%) of the closing bid price of the common stock as of the closing date or
            (b) an amount equal to eighty percent (80%) of the lowest volume weighted average price of the common stock for the thirty trading days immediately preceding the conversion date. The convertible debentures mature in August 2005 and have full registration rights.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 7-     CONVERTIBLE DEBENTURES (CONTINUED)

            Interest expense on the convertible debentures was $90,063 and $5,229 for the years ended December 31, 2005 and 2004, respectively. Accrued interest at December 31, 2005 is $49,095. $48,798 was converted from accrued interest ot additional debentures on December 31, 2005.

NOTE 8-     COMMITMENTS AND CONTINGENCIES

            Capital Lease Obligations

            The Company is the lessee of computer equipment and office equipment under capital leases expiring during 2006 in the amount of $11,298. The leases are collateralized by the equipment.

            Minimum lease payments under capital leases at December 31, 2005, are as follows:

                           2006                               $    2,976

                  Less: amounts representing interest               (639)
                  Less: current portion                           (2,337)
                                                              ----------

                           Long-term portion                  $        -
                                                              ==========


            Operating Lease

            The Company has a facility lease for office space and equipment leases with various expiration dates through 2006. Monthly payments for all leases range from $99 to $7,625 per month.

            Minimum lease payments under operating leases at December 31, 2005, are as follows:

                     2006                               $  60,759

            Rent expense for the years ended December 31, 2005 and 2004 was $94,640 and $90,536, respectively.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004


NOTE 9-     STOCKHOLDERS' DEFICIT

            Preferred Stock

            On May 14, 2002, the Company's Board of Directors adopted a certificate for 1,000,000 shares (amended on April 17, 2003 to 2,000,000 shares) of the 10,000,000 shares of preferred stock authorized by the shareholders at the Annual Meeting (the "Certificate of Designation"). The Certificate of Designation designated 2,000,000 shares as "Class A Non-Voting, Convertible Preferred Stock" (the "Class A Preferred Stock"). The holder of shares of the Class A Preferred Stock will be entitled to all dividends declared by the Board of Directors at a rate per share 10 times that paid per share of common stock, and will be entitled to convert each share of Class A Preferred Stock for 10 shares of common stock (subject to adjustment upon the occurrence of certain events as specified in the Certificate of Designation), but only to the extent that the aggregate number of shares of common stock held by the holder (and any other person with whom the holder must aggregate shares for purposes of Commission Rule 144) is less than 5% of the Company's outstanding common stock so that the holder will not be deemed to have "control" within the meaning of Commission Rule 405.

            The Certificate of Designation further provides: (1) for liquidation rights that treat one share of Class A Preferred Stock as if it were 1000 shares of common stock in the event of the liquidation, dissolution or winding up of the Company; (2) that the Class A Preferred Stock will have no voting rights; and (3) that no holder of Class A Preferred Stock may serve as an officer or director of the Company, or serve in any capacity with the Company that would render such person a "control person" within the meaning of the Securities Exchange Act.

            The Company at December 31, 2005 has 1,114,831 of the Class A Preferred Shares issued and outstanding.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 9-     STOCKHOLDERS' DEFICIT (CONTINUED)

            Common Stock

            As of December 31, 2005, the Company has 650,000,000 shares of common stock authorized and 32,501,716 shares issued and 32,313,745 shares outstanding. The par value of the common stock is $.01.

            During the year ended December 31, 2005, the Company issued:

            9,494,100 shares were issued to Solution Technology, Inc. shareholders in the share exchange. This represents a partial issuance.

            2,917,000 shares of common stock in conversion of 291,700 Class A Preferred Shares.

            639,891 shares of common stock to Knightsbridge as noted in Note 7 under the convertible debenture agreement.

            450,000 shares of common stock for services rendered valued at $45,000.

            5,062,450 shares of common stock valued at $694,495 (ranging from $.05 per share to $.10 per share) for director fees.

            Stock Options and Warrants

            If compensation expense for the Company's stock-based compensation plans had been determined consistent with SFAS 123, amended by SFAS 148, the Company's net income and net income per share including pro forma results would have been the amounts indicated below:

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 9-     STOCKHOLDERS' DEFICIT (CONTINUED)

            Stock Options and Warrants (Continued)



                                                       Years Ended December 31,
                                                        2005              2004
                                                    -------------    -------------
Net loss:
  As reported                                       $  (2,329,333)   $  (1,738,094)
  Add: Stock-based employee compensation expense
included in reported net loss, net of related tax
effects                                                      --               --
  Less: Total stock-based employee compensation
     expense determined under fair value based
     method for all awards, net of related tax
effects                                                     (--)             (--)
                                                    -------------    -------------
   Pro forma                                        $  (2,329,333)   $  (1,738,094)
Net loss per share:
   As reported:
      Basic                                         $       (0.10)   $       (0.04)
      Diluted                                       $       (0.10)   $       (0.04)
   Pro forma:
      Basic                                         $       (0.10)   $       (0.04)
      Diluted                                       $       (0.10)   $       (0.04)


NOTE 10-    PROVISION FOR INCOME TAXES

            Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company's assets and liabilities. Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company's tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

            At December 31, 2005, deferred tax assets consist of the following:

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2005 AND 2004

NOTE 10-    PROVISION FOR INCOME TAXES (CONTINUED)

                                                        2005
                                                    ------------
            Net operating losses                    $ 8,113,394
            Amortization of intangible assets           (24,030)
                                                    ------------

                                                      8,089,364

            Valuation allowance                      (8,089,364)
                                                    ------------

                                                    $         -
                                                    ============

            At December 31, 2005, the Company had a net operating loss carryforward in the approximate amount of $23,862,923, available to offset future taxable income through 2025. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

            A reconciliation of the Company's effective tax rate as a percentage of income before taxes and federal statutory rate for the years ended December 31, 2005 and 2004 is summarized as follows:


                                               --------    --------
                                                 2005        2004
                                               --------    --------

            Federal statutory rate              (34.0)%     (34.0)%


            State income                          3.3         3.3
            taxes, net of federal benefits
            Valuation allowance                  30.7        30.7
                                               --------    --------

                                                    0%          0%
                                               ========    ========

NOTE 11-    LITIGATION

            The Company is, from time to time, involved in various legal and other proceedings which arise in the ordinary course of operating its business. In the opinion of management, the amount of ultimate liability, if any, with respect to these actions will not materially affect the consolidated financial position or consolidated results of operations of the Company.

NOTE 12 -   SUBSEQUENT EVENTS

            In April 2006 the Company entered into a $1,000,000 convertible debenture with Cornell Capital Partners, LP ("Cornell Capital") and amended certain other outstanding agreements in connection with prior convertible debentures totaling $600,000 in principal amount with Cornell Capital and $250,000 with Montgomery Equity Partners, Ltd. ("Montgomery).

            Secured Convertible Debenture. The Company entered into a secured convertible debenture in the principal amount of $1,000,000 dated April 4, 2006 and due April 4, 2008. The debenture carries an interest rate of 8%. NetWorth has an option to redeem a portion or all amounts outstanding under the amended and restated convertible debenture upon three days advance written notice provided that the closing bid price of the Company's common stock is is less than

            $.005 (or the market price upon the completion of a 150:1 reverse stock split by the Company as proposed in its Schedule 14C now under SEC review). Cornell Capital has a right to convert the debenture into shares of the Company's common stock based upon a quotient obtained by dividing (i) the outstanding amount of the convertible debenture by the (ii) the conversion price which is equal to the lesser of $.005 (or the market price upon the completion of a 150:1 reverse stock split by the Company as proposed in its Schedule 14C now under SEC review) or 80% of the lowest closing bid price of the Company's common stock during the thirty trading days immediately prior to the conversion date. In the event the Company does not have enough shares of common stock authorized or listed or quoted on the OTCBB or it cannot timely satisfy the conversion sought by Cornell Capital, then Cornell Capital can demand cash equal to the product of the outstanding principal amount to be converted plus any interest due provided by the conversion price and multiplied by the highest closing price of the stock from the date of the conversion notice until the date that such cash payment is made. Cornell Capital cannot convert the debenture or receive shares of the Company's common stock if it would beneficially own in excess of 4.9% of the Company's issued and outstanding shares of common stock at the time of such conversion, such determination to be made by Cornell Capital.

            Under the terms of the convertible debenture so long as any principal amount or interest is owed, the Company cannot, without the prior consent of Cornell Capital (i) issue or sell any common or preferred stock with or without consideration, (ii) issue or sell any preferred stock, warrant, option, right, contract or other security or instrument granting the holder thereof the right to acquire common stock with or without consideration, (iii) enter into any security instrument granting the holder of security interest in any of the Company's assets or (iv) file any registration statement on Form S-8. Under the terms of the convertible debenture there are a series of events of default, including failure to pay principal and interest when due, the Company's common stock ceasing to be quoted for trading or listing on the OTCBB and shall not again be quoted or listed for trading within five trading days of such listing, the Company being in default of any other debentures that the Company has issued to Cornell Capital. Following an event of default and while the event of default is not cured, Cornell Capital may accelerate all amounts due and payable in cash or elect to convert such amounts to common stock having a conversion price of the lower of $.005 per share or the lowest closing bid price during the thirty days immediately preceding the conversion date.

            Termination Agreement. The standby equity distribution agreement, registration rights agreement, escrow agreement and placement agent agreement, each dated December 20, 2005, were cancelled. Cornell Capital, however, retained the $400,000 Compensation Debenture in connection with the standby equity distribution agreement, the material terms of which are the same as the amended and restated secured convertible debenture described below.

            Second Amended and Restated Secured Convertible Debenture. The Company entered into a second amended and restated convertible debenture in the principal amount of $642,041 dated April 4, 2006. The Company has assumed the obligations of STI to Cornell Capital under two secured debentures each in the amount of $300,000 issued on June 29, 2004 and August 23, 2004, respectively plus accrued interest of $42,041. Interest payments are to be paid monthly in arrears commencing April 4, 2006 and continuing for the first day of each calendar month thereafter that any amounts due under the convertible debenture are due and payable. The interest includes a redemption premium of 20% in addition to interest set at an annual rate of 8%. Monthly principal payments are to commence April 4, 2006 with any outstanding principal and interest to be paid in full no later than April 4, 2006.

            The Company has an option to redeem a portion or all amounts outstanding under the amended and restated convertible debenture upon three days advance written notice. Cornell Capital has a right to convert the debenture into shares of the Company's common stock based upon a quotient obtained by dividing (i) the outstanding amount of the convertible debenture by the (ii) the conversion price which is equal to the lesser of $.005 (or the market price upon the completion of a 150:1 reverse stock split by the Company as proposed in its Schedule 14C now under SEC review) or 80% of the lowest closing bid price of the Company's common stock during the thirty trading days immediately prior to the conversion date. In the event the Company does not have enough shares of common stock authorized or listed or quoted on the OTCBB or it cannot timely satisfy the conversion sought by Cornell Capital, then Cornell Capital can demand cash equal to the product of the outstanding principal amount to be converted plus any interest due divided by the conversion price and multiplied by the highest closing price of the stock from the date of the conversion notice until the date that such cash payment is made. Cornell Capital cannot convert the debenture or receive shares of the Company's common stock if it would beneficially own in excess of 4.9% of our issued and outstanding shares of common stock at the time of such conversion, such determination to be made by Cornell Capital.

            Under the terms of the convertible debenture so long as any principal amount or interest is owed, the Company cannot, without the prior consent of Cornell Capital (i) issue or sell any common or preferred stock with or without consideration, (ii) issue or sell any preferred stock, warrant, option, right, contract or other security or instrument granting the holder thereof the right to acquire common stock with or without consideration, (iii) enter into any security instrument granting the holder of security interest in any of the Company's assets or (iv) file any registration statement on Form S-8. Under the terms of the convertible debenture there are a series of events of default, including failure to pay principal and interest when due, the common stock ceasing to be quoted for trading or listing on the OTCBB and not again being quoted or listed for trading within five trading days of such listing, or if the Company being in default of any other debentures issued by the Company to Cornell Capital. Following an event of default, and while the event of default is not cured, Cornell Capital may accelerate all amounts due and payable in cash or elect to convert such amounts to common stock having a conversion price of $.01 per share.

            Amended and Restated Investor Registration Rights Agreement. On April 4, 2006 the Company entered into an amended and restated registration rights agreement with Cornell Capital. Under the terms of the registration rights agreement the Company is obligated to register on Form SB-2 or any other applicable form the shares of its common stock issuable to Cornell Capital upon conversion of the $1,000,000 convertible debenture, the warrant shares be to be issued under the warrant to Cornell Capital described above, the $642,041 convertible debenture issued to Cornell Capital, the $256,757 debenture issued to Montgomery and the warrant shares to issued under the warrant to Montgomery. The Company will pay all expenses in connection with such registration. The Company is required to file with the SEC in a timely manner all reports or other documents required under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended to allow Cornell Capital and Montgomery to take advantage of Rule 144 under the Securities Act of 1933 (as amended).

            Amended and Restated Security Agreement. The Company entered into a security agreement dated April 4, 2006 with Cornell Capital and Montgomery. Under the terms of the security agreement, the Company provided a blanket lien to Cornell Capital and Montgomery to secure its obligations under the convertible debentures issued to Cornell Capital and Montgomery, respectively. Under the terms of the security agreement the Company is not allowed to permit any debts or liens against the Company's property other than the lien previously granted by STI to Crosshill Georgetown Capital under the terms of a loan agreement for $750,000 plus interest between STI and Crosshill Georgetown Capital that the Company has assumed following the merger between the Company and STI.

            Amended and Restated Pledge and Escrow Agreement. The Company entered into a pledge and escrow agreement dated April 4, 2006 with Cornell Capital, Montgomery, Dan L. Jonson and David Gonzales, Esq., acting as escrow agent. Under the terms of the pledge and escrow agreement, Dan L. Jonson, President and CEO of STI, pledged his shares of the Company to secure the Company's obligations under the convertible debenture issued to Cornell Capital and to Montgomery under the securities purchase agreement between the Company and Montgomery. Mr. Jonson's shares are being held by David Gonzales, Esq., who is a principal with Cornell Capital. In the event of default under the pledge and escrow agreement, that includes failure of Montgomery or STI to comply with any of the agreements between themselves and either Montgomery or Cornell Capital, Mr. Jonson's pledged shares can be sold to cover any of the obligations owed by the Company or STI to Cornell Capital and Montgomery under the various financing agreements discussed here. The pledged shares shall be returned to Mr. Jonson upon payment in full of all amounts owed to Cornell Capital and Montgomery under the convertible debentures.

            Irrevocable Transfer Agent Instructions Agreement. The Company entered into an irrevocable transfer agent instructions agreement dated April 4, 2006 among the Company's transfer agent, Olde Montmouth Stock Transfer Company, Cornell Capital and David Gonzales, Esq., as escrow agent. Under the terms of the irrevocable transfer agent instructions, the Company's common stock to be issued upon conversion of the convertible debentures for $1,000,000 and $400,000 and any interest and liquidated damages to be converted into shares of the Company's common stock, Olde Monmouth is required to issue those shares to Cornell Capital upon receiving a duly executed conversion notice described in the irrevocable transfer instructions. The Company confirmed under the terms of the irrevocable transfer agent instructions that the conversion shares shall be freely transferable on our books and records and not bear any legend restricting transfer. The transfer agent has agreed to reserve for issuance to Cornell Capital sufficient shares of common stock should Cornell Capital elect to convert any of The Company's obligations under the convertible debenture into shares of the Company's common stock.

            Warrant. The Company issued a warrant for 639,834 shares of its common stock (subject to adjustment for stock splits, stock dividends and recapitalizations) to Montgomery at an exercise price of $.01 per share. The warrant is exercisable until December 20, 2008. Montgomery cannot exercise the warrant if doing so would cause it to beneficially own in excess of 4.99% of the total issued and outstanding shares of the Company's common stock unless the exercise is made within sixty days prior to December 20, 2008. The shares issued upon excise of the warrant have piggyback and demand registration rights set forth in the registration rights agreement described above.

            Securities Purchase Agreement. The Company entered into a securities purchase agreement dated April 4, 2006 with Cornell Capital. The securities purchase agreement relates to the $1,000,000 secured convertible debenture described above. In accordance with the securities purchase agreement, the Company agreed to enter into (i) an amended and restated investor registration rights agreement to provide registration rights under the Securities Act of 1933, as amended, for shares of the Company's common stock that could be issued upon conversion of the amounts owed for principal and interest under the convertible debentures described above, (ii) an amended and restated security agreement to provide a blanket lien against our property as described above, (iii) an amended and restated pledge and escrow agreement under which Mr. Jonson pledged his shares of the Company's common stock to Cornell and Montgomery, (iv) a second amended and restated security agreement among the Company, Cornell Capital, Montgomery and STI and (v) an irrevocable transfer agent instructions letter agreement described above. Under the securities purchase agreement the Company agreed to preserve an adequate number of shares to effect any right of conversion exercised by Cornell Capital under the warrant and the convertible debenture described above. The Company also agreed to pay Yorkville Advisors Management, LLC, a company affiliated with Montgomery and Cornell Capital, a fee equal to 10% of the purchase price or $100,000 and a structuring fee to Yorkville Advisors Management, LLC of $10,000.

            Second Amended and Restated Subsidiary Security Agreement. STI entered into a second amended and restated subsidiary security agreement dated April 4, 2006. The material terms of the second amended and restated subsidiary security agreement are the same as the security agreement that the Company executed with Cornell Capital described above.

            Amended and Restated Guaranty. STI entered into an amended and restated guaranty dated April 4, 2006 with Cornell Capital under which it guaranteed as a direct obligor the Company's payment and performance under the $1,000,000 convertible debenture described above, the $400,000 convertible debenture described above, and the $642,041 and the $256,757 convertible debenture issued by the Company to Montgomery, including all collection fees incurred by Cornell Capital and Montgomery should they have to seek enforcement of their rights under the amended and restated guaranty.

            Amended and Restated Secured Convertible Debenture. The Company entered into amended and restated secured convertible debenture with Montgomery in the amount of $256,754 due April 4, 2008. This debenture has similar redemption, conversion and remedies upon an event of default as the second amended and restated secured convertible debenture described above.

            Amended and Restated Convertible Compensation Debenture. The Company entered into an amended and restated convertible compensation debenture in the amount of $400,000 due April 4, 2008. The debenture is for a fee to be paid to Cornell Capital in connection with the now terminated stand by equity distribution agreement. This debenture has similar redemption, conversion and remedies upon an event of default as the second amended and restated secured convertible debenture described above. STI entered into a convertible compensation debenture in the amount of $400,000 payable to Cornell Capital and dated June 29, 2004 that was assigned by STI and assumed by the Company on December 20, 2005 under the assignment and assumption agreement dated December 20, 2005. The terms of the secured convertible debenture are the same as the secured convertible debentures described above.

Item 8. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

Item 8A. Controls and Procedures

Evaluation of Disclosure Controls and Procedures:

We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to our management, including our chief executive officer and chief financial officer, as appropriate, to allow timely decisions regarding required disclosure. In designing and evaluating the disclosure controls and procedures, they are designed to provide reasonable assurance of achieving the objectives.

As of December 31, 2005 we completed an evaluation, under the supervision and with the participation of our management, including our chief executive officer and chief financial officer, of the effectiveness of the design and operation of our disclosure controls and procedures. Based on the foregoing, our chief executive officer and chief financial officer concluded that the Company's disclosure controls and procedures were effective at the reasonable assurance level.

We filed a Current Report on Form 8-K on March 22, 2006 advising that our financial statements for June 30, 2005 and September 30, 2005 should not be relied upon as a result of material liabilities associated with (i) imbedded derivatives in the Cornell Capital convertible debenture, and (ii) shares of our common stock to be issued to the former STI shareholders under the terms of the merger agreement with STI. These changes were made based upon discussions with the SEC staff and our independent registered accounting firm, Wheeler, Herman, Hopkins & Lagore, P.A., on issues that we believe are unrelated to the quality of our internal controls and are more the result of accounting issues that involve facts independent of recording, processing, summarizing and reporting our daily financial activities.

Changes in Internal Controls:

There have not been any significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

  PROPOSAL 1 - AMENDMENT OF NETWORTH'S CERTIFICATE OF INCORPORATION TO EFFECT A
          REVERSE STOCK SPLIT OF STI'S ISSUED AND OUTSTANDING SHARES OF
                      COMMON STOCK BY A RATIO OF 1-FOR-150

OVERVIEW

Upon filing of an amendment to STI's Certificate of Incorporation with the Secretary of State of the State of Delaware, the reverse stock split will be effective in accordance with such amendment.

REASONS FOR THE REVERSE SPLIT

In connection with the merger agreement among, NetWorth, STI and STI Acquisition Corp., NetWorth was required to issue to STI's shareholders, option holders and warrant holders 90% of the shares of NetWorth's common stock as of June 20, 2005. NetWorth was required to issue 6,568,794,540 shares to STI's shareholders, option holders and warrant holders under the terms of the merger agreement. That number of shares far exceeds the number of shares authorized under NetWorth's Certificate of Incorporation. In light of NetWorth having only 650,000,000 authorized shares of common stock, STI shareholders, option holders and warrant holders have received warrants for 6,395,664,030 shares of NetWorth common stock which, combined with the 173,130,510 shares of NetWorth common stock already distributed to STI shareholders, equals the number of NetWorth shares of common stock required to be held by STI's shareholders under the terms of the merger agreement. To allow STI shareholders, option holders and warrant holders to hold 90% of NetWorth's fully diluted outstanding common stock and to have no more than 650,000,000 shares of common stock outstanding under the limits of its authorized shares of common stock, NetWorth must effect a reverse stock split.

Two additional reasons for implementing a reverse split are to increase the per share price of NetWorth common stock and have more shares available for issuance in connection with the new 2005 stock incentive plan and possible acquisitions although no acquisition targets have been discussed by the Board of Directors of NetWorth or STI. The Board of Directors anticipates that a reverse split, if implemented, will have the effect of increasing, proportionately or at least to some extent, the per share trading price of NetWorth common stock, which could result in a share price high enough to comply with the minimum price requirement on selected markets or exchanges.


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

There can be no assurances, however, if a reverse split were implemented, that the market price of NetWorth common stock immediately after such a reverse split would be maintained for any period of time. Moreover, there can be no assurance that the market price of NetWorth common stock after a reverse split would adjust to reflect the conversion ratio (e.g., if the market price is $0.02 before a reverse split and the ratio is one (1) share for every one hundred fifty (150) shares outstanding there can be no assurance that the market price for such share immediately after the reverse split would be $3.00 (150 x $0.02)); or that the market price following a reverse split would either exceed or remain in excess of the then current market price. The likelihood of a proportionate increase in the per share trading price of NetWorth common stock, which on December 15, 2005 had a bid price of $.03 per share, is reduced as a result of the large number of potential shares of NetWorth common stock to be registered for resale by Cornell Capital and its affiliates including Montgomery Equity Partners, under the SEDA and the various convertible debentures that STI and NetWorth have issued to them.

PRINCIPAL EFFECTS OF THE REVERSE SPLIT

Each outstanding share of NetWorth's common stock is immediately and automatically changed, as of the effective date of the reverse split, into the proportionate number of shares of NetWorth common stock and the number of shares of NetWorth common stock subject to outstanding options and warrants issued by NetWorth would be reduced proportionately and the respective exercise prices will be increased proportionately.

Fractional shares of NetWorth's common stock will not be issued by NetWorth in connection with a reverse split. Fractional shares otherwise issuable to holders of NetWorth common stock pursuant to the reverse split will be aggregated into whole shares and sold by NetWorth with the expectation that each shareholder otherwise entitled to receive a fractional share as a result of the reverse stock split will be entitled to receive a share of the cash proceeds from such sale in lieu of fractional shares. Holders of NetWorth's common stock who receive a fractional share of NetWorth common stock will be aggregated and sold by NetWorth with the expectation that each shareholder receiving fractional shares pursuant to the reverse split will receive cash in lieu of the fractional shares.

The par value of NetWorth common stock will remain as $0.01 per share, and the number of authorized shares of NetWorth common stock will remain unchanged.

The Record Date for the reverse split is December 15, 2005. If additional shares of NetWorth common stock are issued or redeemed prior to the effective date of the reverse split, the actual number of shares issued and outstanding before and after the reverse split will increase or decrease accordingly.

Because the reverse split applies to all issued and outstanding shares of NetWorth common stock and outstanding rights to purchase NetWorth common stock or to convert other securities into NetWorth common stock, the reverse split will not alter the relative rights and preferences of existing stockholders.

Stockholders have no right under Delaware law or NetWorth's Certificate of Incorporation or By-Laws to dissent from a reverse stock split or to dissent from the payment of cash upon NetWorth's sale of certain shareholders' fractional shares.

Shareholder approval of the reverse split means that NetWorth will have more shares of common stock available for issuance. Shareholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing shareholders.

FEDERAL INCOME TAX CONSEQUENCES

The following description of the material federal income tax consequences of a reverse split is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable Treasury Regulations promulgated there under, judicial authority and current administrative rulings and practices as in effect on the date of this Proxy Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. NetWorth has not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of a reverse split. This discussion is for general information only and does not discuss the tax consequences which may apply to special classes of taxpayers (e.g., non-resident aliens, broker/dealers or insurance companies). The state and local tax consequences of a reverse split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. Stockholders are urged to consult their own tax advisors to determine the particular consequences to them.


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In general, the federal income tax consequences of a reverse split will vary among stockholders depending upon whether they receive cash for fractional shares or solely a reduced number of shares of NetWorth common stock in exchange for their old shares of NetWorth common stock. NetWorth believes that because a reverse split would not be part of a plan to increase periodically a stockholder's proportionate interest in NetWorth's assets or earnings and profits, the reverse split would likely have the following federal income tax effects:

A stockholder who receives solely a reduced number of shares of NetWorth's common stock would not recognize gain or loss. In the aggregate, such a stockholder's basis in the reduced number of shares of NetWorth's common stock would equal the stockholder's basis in its old shares of NetWorth's common stock.

A stockholder who receives cash in lieu of a fractional share as a result of the reverse split would generally be treated as having received the payment as a distribution in redemption of the fractional share, as provided in Section 302(a) of the Code, which distribution would be taxed as either a distribution under Section 301 of the Code or an exchange to such stockholder, depending on that stockholder's particular facts and circumstances. Generally, a stockholder receiving such a payment should recognize gain or loss equal to the difference, if any, between the amounts of cash received and the stockholder's basis in the fractional share. In the aggregate, such a stockholder's basis in the reduced number of shares of NetWorth's common stock will equal the stockholder's basis in its old shares of NetWorth's common stock decreased by the basis allocated to the fractional share for which such stockholder is entitled to receive cash.

NetWorth will not recognize any gain or loss as a result of a reverse split.

      PROPOSAL 2 - AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO CHANGE
               THE NAME OF NETWORTH TECHNOLOGIES, INC. TO SOLUTION
                         TECHNOLOGY INTERNATIONAL, INC.

NetWorth will change its name in the amended and restated Certificate of Incorporation from "NetWorth Technologies, Inc." to "Solution Technology International, Inc." since the business of the combined company will be the historical business of STI. NetWorth's board has concluded that the name "NetWorth Technologies, Inc." has no bearing on the current business and that the name of STI more clearly reflects its new focus and future prospects and will help build a brand identity. Accordingly, NetWorth's board has concluded that is in the best interests of the company and its shareholders to amend its charter to change its name to "Solution Technology International, Inc."

      PROPOSAL 3 - AMENDMENT OF OUR CERTIFICATE OF INCORPORATION TO DELETE
          CERTAIN PROVISIONS THAT ARE NOT AUTHORIZED UNDER DELAWARE LAW

NetWorth's Restated Certificate of Incorporation provides in ARTICLE XI as follows:

                                   ARTICLE XI

                 AMENDMENTS OF CERTIFICATE BY BOARD OF DIRECTORS

The corporation's Board of Directors is hereby authorized, without further stockholder approval, to amend this Certificate from time to time, in order to:

A. Effect splits or reverse splits of the corporation's common or preferred stocks;

B. Increase corporation's authorized capital;


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C. Decrease the corporation's authorized capital, provided that such decrease may not affect any issued and outstanding shares; and

D. Change the name of the corporation.

Our Board of Directors on January 10, 2006 adopted a resolution, subject to shareholder approval that was received on January 16, 2006, to amend NetWorth's Restated Certificate of Incorporation to delete the provisions of Article XI since the actions stated in paragraphs A-D require the approval of the stockholders under Delaware law. Accordingly the Board of Director's of believes that it is in the best interests of the Company and of its stockholders to have its Certificate of Incorporation amended to remove these unlawful provisions. A copy of the Amended and Restated Certificate of Incorporation is attached as Appendix P.

     PROPOSAL 4 - ADOPTION OF A NEW 2005 STOCK INCENTIVE PLAN TO REPLACE OUR
         CURRENT 2002 NONQUALIFIED STOCK OPTION AND STOCK INCENTIVE PLAN

NetWorth currently has a non-qualified option and stock incentive plan (the "2002 Plan") under which it has 5,000,000 shares of common stock reserved, none of which has been issued. The board of directors on January 10, 2006 approved the adoption, subject to shareholder approval that was received on January 16, 2006, that a new 2005 stock incentive plan (the "2005 Plan") be adopted to replace the existing non-qualified option and stock incentive plan since the current plan limits the board of directors to granting incentive and non-qualified stock options other than the additional stock-based awards allowed under the 2005 Plan. The board of directors of NetWorth believes it is in the best interests of the Company and its shareholders to have additional stock-based awards available and to increase the number of shares reserved under the stock option plan to 30,000,000 shares of common stock.

The board believes that attracting and retaining executives, other key employees, non-employee directors and other service providers of high quality will be essential to NetWorth's growth and success. The board believes that this goal is best achieved with an equity incentive compensation plan that provides it with maximum flexibility. The 2005 Plan will allow the Board to implement a compensation program with different types of incentives for motivating employees and other leaders of the Company. The board believes that stock options, restricted stock and stock-related awards promote a closer identity of interests between the recipients of such awards and NetWorth's stockholders rather than annual incentive or performance based awards tied to specific performance objectives such as earnings goals. The board believes that NetWorth's ability to grant such awards will allow it to remain competitive and provide a strong incentive for each person granted an award to expend his or her maximum efforts for the success of NetWorth.

SUMMARY OF 2005 STOCK INCENTIVE PLAN

The following is a summary of the principal provisions of the 2005 Plan as proposed to be amended. This summary is qualified in its entirety by reference to the full text of the 2005 Plan, which is included as Appendix Q hereto, and incorporated by reference into this proxy statement.

History. On January 1, 2002, the Board of Directors and stockholders approved the 2002 Plan under which employees, officers, directors and consultants are eligible to receive grants of stock options. On January 10, 2006 the Board of Directors approved adoption of the 2005 Plan and the shareholders approved its adoption on January 16, 2006.

Administration. NetWorth's Compensation Committee (the "Committee") currently administers the 2005 Plan. The Committee determines the persons who are to receive awards, the number of shares subject to each such award and the terms and conditions of such awards. The Committee also has the authority to interpret the provisions of the 2005 Plan and of any awards granted there under and to modify awards granted under the 2005 Plan. The Committee may not, however, reprice options issued under the 2005 Plan without prior approval of NetWorth's stockholders.


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

Eligibility. The 2005 Plan provides that awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of NetWorth or of any parent, subsidiary or affiliate of NetWorth as the Committee may determine. As of January 10, 2005, four people were eligible to participate in the 2005 Plan. None of our named executive officers or directors have been granted options to purchase shares of common stock under the 2005 Plan. None of NetWorth's current employees has been granted options to purchase shares of common stock under the 2005 Plan. A person may be granted more than one award under the 2005 Plan.

Shares that are subject to issuance upon exercise of an option under the 2005 Plan but cease to be subject to such option for any reason (other than exercise of such option), and shares that are subject to an award granted under the 2005 Plan but are forfeited or repurchased by NetWorth at the original issue price, or that are subject to an award that terminates without shares being issued, will again be available for grant and issuance under the 2005 Plan.

Terms of Options. The Committee determines many of the terms and conditions of each option granted under the 2005 Plan, including whether the option is to be an incentive stock option ("ISO") or a non-qualified stock option ("NQSO"), the number of shares for which the option will be granted, and the exercise price of the option and the periods during which the option may be exercised. Each option is evidenced by a stock option agreement in such form as the Committee approves and is subject to the following conditions (as described in further detail in the 2005 Plan):

(a) Vesting and Exercisability: Options and restricted shares become vested and exercisable, as applicable, within such periods, or upon such events, as determined by the Committee in its discretion and as set forth in the related stock option or restricted stock agreement. The term of each option is also set by the Committee. However, no option may be exercisable after ten years from the date of grant, and no ISO granted to a 10% stockholder can be exercisable after five years from the date of grant.

(b) Exercise Price: Each stock option agreement states the related option exercise price, which may not be less than 100% of the fair market value of the NetWorth shares of common stock on the date of the grant. The exercise price of an ISO granted to a 10% stockholder may not be less than 110% of the fair market value of shares of NetWorth common stock on the date of grant. The exercise price for non-employee director option grants may not be less than 100% of the fair market value of the shares of NetWorth common stock on the date of grant. On January 11, 2006, the fair market value of NetWorth's common stock was $0.012 (or an aggregate market value of $360,000) for all shares subject to issuance under options authorized for issuance pursuant to the 2005 Plan).

(c) Method of Exercise: The option exercise price is typically payable in cash or by check, but may also be payable, at the discretion of the Committee, in a number of other forms of consideration.


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(d) Recapitalization; Change of Control: The number of shares subject to any award, and the number of shares issuable under the 2005 Plan, are subject to proportionate adjustment in the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change relating to the capital structure of NetWorth without consideration. In the event of a dissolution or liquidation of NetWorth, a merger or consolidation in which NetWorth does not survive (other than a merger with a wholly owned subsidiary or where there is no substantial change in the stockholders of the corporation and the options granted are assumed, converted or replaced by the successor corporation), a merger in which NetWorth is the surviving corporation, but after which the stockholders of NetWorth cease to own an equity interest in NetWorth, a sale of all or substantially all of NetWorth's assets or any other transaction that qualifies as a "corporate transaction" under Section 424(a) of the Code, all outstanding awards may be assumed, converted or replaced by the successor corporation, or the successor corporation may substitute equivalent awards or provide substantially similar consideration to participants as was provided to stockholders; provided that option grants to non-employee directors shall accelerate and be fully vested upon such merger, consolidation or corporate transaction. In the event the Board does not authorize or otherwise approve a change of control, then the vesting periods of any and all stock options and other awards granted and outstanding under the 2005 Plan shall be accelerated and all such stock options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all common stock subject to such stock options and awards on the terms set forth in the 2005 Plan and the respective agreements respecting such stock options and awards.

(e) Termination of Employment: If an optionee ceases to provide services as an employee, director, consultant, independent contractor or advisor to NetWorth, or a parent, subsidiary or affiliate of NetWorth (except in the case of death, disability, sick leave, military leave, or any other leave of absence approved by the Committee which does not exceed 90 days, or if reinstatement upon expiration of such leave is guaranteed by law), the optionee typically has three months to exercise any then-exercisable options except as may otherwise be provided.

(f) Other Provisions: The option grant and exercise agreements authorized under the 2005 Plan, which may be different for each option, may contain such other provisions as the Committee deems advisable, including without limitation, (i) restrictions upon the exercise of the option and (ii) a right of repurchase in favor of NetWorth to repurchase unvested shares held by an optionee upon termination of the optionee's employment at the original purchase price.

Amendment and Termination of the 2001 Plan. The Committee, to the extent permitted by law, and with respect to any shares at the time not subject to awards, may suspend or discontinue the 2005 Plan or amend the 2005 Plan in any respect; provided that the Committee may not, without approval of the stockholders, amend the 2005 Plan in a manner that requires stockholder approval.

FEDERAL TAX ASPECTS

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and Mobilepro of awards granted under the 2005 Plan. Tax consequences for any particular individual may be different. The participant must pay any taxes we are required to withhold at the time of the exercise or settlement.

Incentive Stock Options. No taxable income is recognized on grant of an incentive stock option nor on its exercise (unless the participant is subject to the alternative minimum tax ("AMT")). If the participant holds the stock acquired upon exercise of an incentive stock option (the "ISO Shares") for more than one year after the date the option was exercised and for more than two years after the date the option was granted, the participant generally will realize capital gain or loss (rather than ordinary income or loss) upon disposition of the ISO Shares. This gain or loss will be equal to the difference between the amount realized upon such disposition and the amount paid for the ISO Shares.

If the participant disposes of ISO Shares prior to the expiration of either required holding period described above (a "disqualifying disposition"), the gain realized upon such disposition, up to the difference between the fair market value of the ISO Shares on the date of exercise (or, if less, the amount realized on a sale of such shares) and the option exercise price, will be treated as ordinary income. Any additional gain will be long-term or short-term capital gain, depending upon the amount of time the ISO Shares were held by the participant.

Alternative Minimum Tax. The difference between the fair market value of the ISO Shares on the date of exercise and the exercise price is an adjustment to income for purposes of the AMT. The AMT (imposed to the extent it exceeds the taxpayer's regular tax) is 26% of an individual taxpayer's alternative minimum taxable income (28% in the case of alternative minimum taxable income in excess of $175,000). Alternative minimum taxable income is determined by adjusting regular taxable income for certain items, increasing that income by certain tax preference items (including the difference between the fair market value of the ISO Shares on the date of exercise and the exercise price) and reducing this amount by the applicable exemption amount ($58,000 in case of a joint return, and $40,250 in the case of an unmarried person, subject to reduction under certain circumstances). If a disqualifying disposition of the ISO Shares occurs in the same calendar year as exercise of the incentive stock option, there is no AMT adjustment with respect to those ISO Shares. Also, upon a sale of ISO Shares that is not a disqualifying disposition, alternative minimum taxable income is reduced in the year of sale by the excess of the fair market value of the ISO Shares at exercise over the amount paid for the ISO Shares.

Non-statutory Stock Options. No taxable income is reportable when a non-statutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Stock Appreciation Rights. No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock. A participant will not have taxable income upon grant unless he or she elects under Section 83(b) of the Code to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares received minus any amount paid for the shares.

Restricted Stock Units. A participant will not be taxable upon grant or upon vesting of a restricted stock unit. Instead, he or she will be taxed upon receipt of the shares or cash value of the shares at the time that the shares or cash is distributed to the participant. The participant may not make an election under Section 83(b) of the Code with respect to any restricted stock unit.

Tax Effect on NetWorth. We generally will be entitled to a tax deduction in connection with an award under the 2005 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a non-statutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four other most highly compensated executive officers. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2005 Plan, setting limits on the number of shares subject to awards that any individual may receive in a calendar year, and for awards other than certain stock options, establishing performance criteria that must be met before the award actually will vest or be paid. The 2005 Plan has been designed to permit the Committee to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m), thereby permitting us to continue to receive a federal income tax deduction in connection with such awards.


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PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

The proposed increase in the number of authorized shares of common stock and Preferred Stock is necessary in order to provide us with the flexibility to issue shares for general corporate purposes that may be identified in the future including, but not limited to, funding the acquisition of other companies, raising equity capital through the issuance of shares of common stock, Preferred Stock or debt or equity securities convertible or exercisable into shares of common stock, or in the case of common stock, adopting additional employee benefit plans or reserving additional shares for issuance under existing plans.

ANTI-TAKEOVER PROVISIONS

We are not introducing this proposal with the intent that it be utilized as a type of anti-takeover device. However, this action could, under certain circumstances, have an anti-takeover effect. For example, in the event of a hostile attempt to acquire control of NetWorth, we could seek to impede the attempt by issuing shares of common stock, which would effectively dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of NetWorth. Further, we could issue additional shares in a manner that would impede the efforts of stockholders to elect directors other than those nominated by the then-current board of directors. These potential effects of the proposed increase in the number of authorized shares could limit the opportunity for NetWorth stockholders to dispose of their shares at the higher price generally available in takeover attempts or to elect directors of their choice.

The following is a description of other anti-takeover provisions in our charter documents and other agreements. We have no current plans or proposals to enter into any other arrangement that could have material anti-takeover consequences.

Certificate of Incorporation and Bylaws. Other provisions of NetWorth's Certificate of Incorporation and bylaws may have the effect of deterring unsolicited attempts to acquire a controlling interest in NetWorth's or impeding changes in our management including the fact that, as a Delaware corporation, we are subject to Section 203 of the Delaware General Corporation Law, which may deter certain unsolicited attempts to acquire control of us. Additionally, we may issue the unissued authorized preferred stock in one or more series having the rights, privileges, and limitations, including voting rights, conversion rights, liquidation preferences, dividend rights and redemption rights, as may, from time to time, be determined by the Board of Directors. Preferred stock may be issued in the future in connection with acquisitions, financings, or other matters, as the board of directors deems appropriate. In the event that we determine to issue any shares of preferred stock, a certificate of designation containing the rights, privileges, and limitations of this series of preferred stock will be filed with the Secretary of State of the State of Delaware. The effect of this preferred stock designation power is that our board of directors alone, subject to Federal securities laws, applicable blue sky laws, and Delaware law, may be able to authorize the issuance of preferred stock which could have the effect of delaying, deferring, or preventing a change in control of NetWorth without further action by our stockholders, and may adversely affect the voting and other rights of the holders of our common stock.

Our Certificate of Incorporation does not provide our stockholders with cumulative voting rights. Our bylaws provide that only our President, our Board of Directors, the Chairman of our board of directors or stockholders holding shares in the aggregate entitled to cast at least 10% of the votes at that meeting may call a special meeting of stockholders.

We are not aware of any attempt to take control of NetWorth and are not presenting this proposal with the intent that it be utilized as a type of anti-takeover device. The proposal is being made at this time to provide us with greater flexibility to issue shares for general corporate purposes that may be identified in the future.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

NetWorth's common stock is the only class of equity securities that is currently outstanding and entitled to vote at a meeting of the Company's shareholders. Each share of common stock entitles the holder thereof to one vote. As of the Record Date, there were 325,017,160 shares of NetWorth's common stock outstanding.

NetWorth's current authorized capital stock consists of 650,000,000 shares of common stock, par value $.01 per share and 10,000,000 shares are designated as preferred stock, $.001 par value per share of which 1,000,000 shares of preferred stock has been designated Class A Non-Voting, Convertible Preferred Stock ("Class A Preferred"). The Class A Preferred holders are entitled to receive dividends of every kind declared by NetWorth's Board of Directors and paid to the holders of NetWorth's common stock at a rate per share one hundred times that paid per share of common stock and are entitled to convert such shares of Class A Preferred into shares of common stock on the basis of 10 shares of common for each share of Class A Preferred, subject to the limitation that such persons cannot hold 5% or more of NetWorth's outstanding common stock.

Each share of NetWorth common stock entitles the holder to one vote on each matter submitted to a vote of shareholders, including the election of directors. There is no cumulative voting. The holders of NetWorth common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the board of directors out of funds legally available therefore. Holders of NetWorth common stock have no preemptive, conversion or other subscription rights. There are no redemption or sinking fund provisions associated with NetWorth's shares of common stock. In the event of liquidation, dissolution or winding up of NetWorth, the holders of common stock are entitled to share ratably in all assets remaining after payment of liabilities. Additional information can be found in NetWorth's Certificate of Incorporation and bylaws, which is filed with the Securities and Exchange Commission.

There are no differences in the rights of security holders of NetWorth following the merger with STI.

                             DIRECTORS AND OFFICERS

The following table sets forth the names, positions and ages of NetWorth's current executive officers and directors. All of NetWorth's directors serve until the next annual meeting of shareholders or until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the board of directors. There is no family relationship between any director, executive officer or person nominated or chosen by NetWorth to become a director or executive officer.

       Name                       Age      Position                   Held Since
       ----                       ---      --------                   ----------
       Anthony Q. Joffe           63       Chairman of the Board,     1999
                                           President and CFO
       Robert S. Gigliotti        56       Director                   1997
       Lawrence R. Van Etten      68       Director                   2000


Anthony Q. Joffe is Chairman of the board of directors and has served as a member of our board of directors since January 12, 1999. In March 1999, Mr. Joffe was elected as chairman. He resigned as president and chief executive officer on May 14, 2001, but remained as Chairman of the Board and a director. In March of 2005 he replaced L. Joshua Eikov who was President and CFO. During the past five years, he has served as Managing Director of NorthStar Capital, an investment banking firm with offices in Stamford, Connecticut and Boca Raton, Florida that specializes in assisting small to mid-size private and publicly traded companies with business and financial planning, acquisition and divestiture, financial public relations and market position advice, and treasury services. He has also founded a boat financing company in 2001, currently known as USA Boating, for which he serves as President. Mr. Joffe holds a degree in Aeronautical Engineering Management from Boston University, Boston, Massachusetts.

Robert S. Gigliotti is a director and the sole member of the audit committee. He has served as our Secretary from November 10, 1997 until January 12, 1999, and has served as a member of our board of directors since December 11, 1997, and as a member of our audit committee since May 30, 2000. Mr. Gigliotti is currently with The Rehmann Group and prior to this firm he served as the managing tax partner of Perrin, Fordree & Company (with which he was associated since 1976). In 1970, Mr. Gigliotti received a bachelor's degree in business from Alma College, Alma, Michigan, and received his certified public accountant license in 1972.

Lawrence R. Van Etten is a director. Mr. Van Etten was elected as member of our board of directors on May 31, 2000. During the past five years, Mr. Van Etten has served as an executive with the following companies in the United States and
Canada: President, TechTel Communications, Inc., Pompano Beach, Florida, a CLEC service provider, 1998-1999, Vice President, International Digital Communications Systems, Inc., Miami, Florida, 1997-1998, Telecommunications Sales, 1996-1998. Much of Mr. Van Etten's recent work experience has dealt with business management systems, materials management, management development, personal computer application software and the Internet. From May 22, 2000 until December 22, 2000, Mr. Van Etten served as acting president and chief operating officer, and until June 13, 2001 as a member of the board of directors, of AmeriNet Group.com, Inc. (currently Park City Group, Inc.), a publicly traded Delaware corporation. He graduated from New York Military Academy, Cornwall-On-Hudson, New York in 1954 and attended Gettysburg College, Gettysburg, Pennsylvania from 1954 to 1956 and Marist College, Poughkeepsie, New York from 1981 to 1982.

                      COMMITTEES OF THE BOARD OF DIRECTORS

NetWorth is not a "listed company" under Securities and Exchange Commission rules and is therefore not required to have an audit committee comprised of independent directors. Nevertheless, NetWorth's audit committee is comprised solely of Mr. Gigliotti. The board of directors has determined that Mr. Gigliotti is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. Accordingly, the audit committee believes that its sole member has sufficient knowledge and experience necessary to fulfill the duties and obligations of an audit committee.

The Board does not have a standing compensation committee. The entire board of directors is responsible for determining the compensation of all executive officers of NetWorth. The board's objectives in its compensation decisions are to establish incentives for NetWorth's executive officers to achieve optimal short-term and long-term operating performance for NetWorth and to link executive and stakeholder interests.

                        DIRECTOR AND OFFICER COMPENSATION

DIRECTOR COMPENSATION

Directors received compensation of $300 for attendance at each meeting of the board of directors in 2005 and $25,000 for the annual meeting in December 2004. The Chairman of the Board received an additional $5,000 for serving as Chairman of the Board of Directors. In light of the limited cash available to NetWorth, the board of directors agreed in June 2005 to receive this compensation in the form of shares of NetWorth common stock at a per share price of $.02 prior to voiding the 1-for-10 reverse split in November 2005. In light of the corrections to NetWorth's Certificate of Incorporation in November 2005 that void the 1 or 10 reverse split in December 2004, the directors have 35,650,000 shares at a per share price of $.002.

EXECUTIVE COMPENSATION

The following table sets forth the compensation awarded by NetWorth for the fiscal years ended December 31, 2002, 2003and 2004 to its named executive officers.

                           SUMMARY COMPENSATION TABLE


                                           Annual Compensation                Long-Term Compensation
                                           ---------------------              -----------------------
                                                                                       Restricted
                                                                                          Stock       Securities
          Name and                                                            Other    Awards; LTIP    Underlying      All Other
      Principal Position              Year          Salary         Bonus      Annual      Payouts    Options/ SARs    Compensation

     L. Joshua Eikov                 2004          $82,000          -0-          -0-          -0-          -0-          -0-
     President and Chief                                                                                   --
     Financial Officer (1)                                                                                 --

     William O. White                2003          $49,200          -0-       10,157          -0-          -0-          -0-
     President, NetWorth LLC         2002          $61,200          -0-        8,197          -0-          -0-          -0-
     and PC Xperts! (2)



(1) Mr. Eikov assumed the duties of Chief Financial Officer beginning in February 2005 and resigned in April 2005.

(2) Mr. White resigned from the NetWorth Board of Directors on February 21,
2006.

No officer received perquisites which are in the aggregate, greater than or equal to the lesser of $50,000 or 10% of such officer's annual salary and bonus.

Other compensation consists of the cost of health insurance provided by NetWorth.

Mr. White served as President of the original company, PC Xperts, until the reorganization of that company in August 2004.

There were no option grants to any of NetWorth's named executive officers during the fiscal year ended December 31, 2004, and no options were exercised by any named executive officers during the fiscal year ended December 31, 2004.

                           NEW DIRECTORS AND OFFICERS

Under the terms of the merger agreement and not less than ten days after Form 14f-1 is sent to NetWorth's shareholders in compliance with Section 14(f) of the Securities Exchange, Messrs. Joffe, Gigliotti, and Van Etten, will resign their positions as directors of NetWorth. Thereafter, Messrs. Jonson, Knise, Shor and Spaeth will be appointed to NetWorth's board of directors and have consented to serve in such capacities.

Dan L. Jonson is the President and Chief Executive Officer of STI and a member of its Board of Directors and has been serving in those capacities since 1997, when the company became operational. Prior to launching STI, Mr. Jonson served between 1987 and 1996 as Senior Vice President of Strategic Business Development of Avemco Corporation, a publicly traded niche insurance group specializing in aviation, marine, and collateral protection for banks and the WINS software for the property and casualty insurance market through its fully owned subsidiary, The Wheatley Group Ltd. Between 1980 and 1987, Mr. Jonson served as Vice President of Underwriting of Avemco Insurance Company. Mr. Jonson's expertise in the insurance and reinsurance industry was developed over more than thirty years in various industry positions, with the Skandia Group in Stockholm, Sweden, Extended Reinsurance Group in New York and the Avemco Group based in Frederick, Maryland. Mr. Jonson also gained experience in underwriting at Skandia Group where he was responsible for underwriting, marketing and business development for the North American, Far East and Pacific Rim markets.

Dan F. Knise is currently President and CEO of Ames & Gough, an insurance brokerage and risk management consulting firm specializing in professional liability insurance for architects and engineers, contractors, law firms and managed care firms. Prior to joining Ames & Gough in 2005, Mr. Knise was working with an investment/consulting group to form new insurance entities. Among the insurance entities he formed was Restaurant Insurance Corp., a reinsurance company and underwriting manager, and consulting services for Palmer & Cay (now Wachovia Palmer & Cay). From 1998-2002, Mr. Knise lead the region-wide effort to win the right to host the 2012 Olympic and Paralympic Games in Washington, DC, Virginia, and Maryland. Prior to that he held various senior management positions for Marsh & McLennan and its predecessor firm, Johnson & Higgins. Previously, Mr. Knise also had senior executive roles for SJ Groves & Sons, a Minneapolis-based general contractor and for the Associated General Contractors of America in Washington, DC.

Michael B. Shor is a member of the STI board of directors and has been serving in that capacity since June 2004. Michael B. Shor has over 24 years of executive and sales experience in the insurance, banking, and the investment industries. Since November 2005, Mr. Shor has served as Managing Partner of Global Integrated Solutions, Ltd., an international commodity trading company. Mr. Shor served as Business Development Officer and Relationship Manager at SunTrust Corporation from July 2003 through November 2005. Immediately prior to joining SunTrust, Mr. Shor was serving as a Senior Vice President at Morgan Stanley from July 1999 until June 2003. He has also held Senior Vice President positions at First Union Securities and Wheat First Butcher and Singer. Active in the venture capital community for the past ten years, Mr. Shor has helped numerous private and public companies develop strategies for recognizing and achieving their goals. Among some of his other achievements, Mr. Shor is the founder of The Virginia Baseball Club, which has been working to bring Major League Baseball to Northern Virginia for over a decade. He has also served on the boards or Executive Committees of the Northern Virginia Technology Council, National Diabetes Foundation, Nation Leukemia Foundation, and the Northern Virginia American Lung Association.

Mark Spaeth is a member of the STI board of directors and has served in this capacity since 2002 and has served as Senior Vice President of Technology of STI since May 2005. Prior to joining STI, Mr. Spaeth had been serving as Chief Strategy Officer for Technium, Inc., a Chicago based software consulting firm for the last five years where he lead the company to develop packaged services through the implementation of robust delivery methodologies. During the last 18 years, Mr. Spaeth has worked primarily in technology based roles, including Chief Technology Officer and Software Architect across a wide variety of industries including manufacturing, healthcare, finance and insurance.

Michael Pollack will be the Chief Financial Officer of NetWorth following Messrs. Jonson, Knise, Shor and Spaeth being appointed to NetWorth's Board of Directors. Since April 2005, Mr. Pollack has been providing accounting services through his own company, Michael Pollack CPA. Prior to April 2005, Mr. Pollack was a partner at Bagell Josephs & Company, LLC, the independent accounting firm where he was the partner in charge of the STI account. Mr. Pollack is a graduate from the University of Maryland with a Bachelor of Arts in Economics. Mr. Pollack is a member of the American Institute of Certified Public Accountants.

PERSONS ENTITLED TO NOTICE

The Record Date for the determination of the shareholders entitled to notice of and to consent to the Proposals has been fixed as of the close of business on January 16, 2006. As of that date, there were outstanding 325,017160 shares of common stock. The Proposals have been duly approved by the Consenting Shareholders holding a majority of the outstanding common stock. Approval or consent of the remaining shareholders is not required and is not being solicited hereby or by any other means.

The Delaware General Corporation Law does not provide for dissenters' rights in connection with the adoption of the Proposals.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires NetWorth's directors and executive officers, and persons who own more than 10% of NetWorth's common stock, to file with the Securities and Exchange Commission certain reports of beneficial ownership of the common stock. Based solely on company records and other information, Messrs. Joffe, Gigliotti, White and Van Etten were late in filing Form 4s for transactions that occurred on October 15, 2005.

                SHAREHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Any shareholder proposal submitted pursuant to Security Exchange Act Rule 14a-8 and intended to be presented at the 2006 Annual Stockholders Meeting that is expected to take place on September 8, 2006 must be received in writing at NetWorth's principal executive offices on or before May 1, 2006 to be eligible for inclusion in the proxy statement and form or proxy to be distributed by NetWorth's board of directors in connection with that meeting. Any shareholder proposals intended to be presented at the 2006 Annual Meeting other than pursuant to Rule 14a-8, and any shareholder nominations, must also be received in writing at NetWorth's principal executive offices no later than May 1, 2006 together with all supporting documentation required by NetWorth's bylaws. Proxies solicited by NetWorth's board of directors will confer discretionary voting authority with respect to those proposals, subject to the SEC rules governing the exercise of this authority.


BY ORDER OF THE BOARD OF DIRECTORS

                                                     /s/ Anthony Q. Joffe
                                                     -----------------------
                                                     President and Secretary

                    APPENDICES

     Appendix A     Standby Equity Distribution Agreement
     Appendix B     Amended and Restated Secured Convertible Debenture
     Appendix C     Assignment and Assumption Agreement
     Appendix D     Amended and Restated Registration Rights Agreement
     Appendix E     Security Agreement
     Appendix F     Pledge and Escrow Agreement
     Appendix G     Irrevocable Transfer Agent Instructions Agreement
     Appendix H     Securities Purchase Agreement
     Appendix I     Subsidiary Security Agreement
     Appendix J     Warrant (Montgomery)
     Appendix K     Amended and Restated Investor Registration Rights Agreement
     Appendix L     Guaranty
     Appendix M     Convertible Compensation Debenture
     Appendix N     Release Agreement
     Appendix O     Warrant
     Appendix P     Amended and Restated Certificate of Incorporation
     Appendix Q     NetWorth Technologies, Inc. 2005 Stock Incentive Plan
     Appendix R     NetWorth Technologies, Inc. and Solution Technology
                    International, Inc. Unaudited Pro Forma Combined Financial
                    Statements
     Appendix S     Solution Technology International, Inc. Financial Statements
                    for the Years Ended December 31, 2004 and 2003
                    Report of Independent Registered Public Accounting Firm
                    Balance Sheet
                    Statement of Operations
                    Statements of Changes in Shareholders' (Deficit)
                    Statement of Cash Flows
                    Notes to Financial Statements

     APPENDIX A - AMENDED AND RESTATED STANDBY EQUITY DISTRIBUTION AGREEMENT

           AMENDED AND RESTATED STANDBY EQUITY DISTRIBUTION AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT dated as of the 20th day of December 2005 (the "Agreement") between CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor"), and NETWORTH TECHNOLOGIES, INC., a corporation organized and existing under the laws of the State of Delaware (the "Company").

WHEREAS, on or about June 29, 2004, Solution Technology International, Inc., a Delaware corporation ("STI"), entered that certain Standby Equity Distribution Agreement with the Investor. STI was subsequently acquired by the Company on May 19, 2005 (the "Acquisition"). The Company assumed STI's obligations to the Investor under the Standby Equity Distribution Agreement dated June 29, 2004 pursuant to the Assignment and Assumption Agreement of even date herewith (the "Assumption Agreement"). This Agreement shall amend and restate the Standby Equity Distribution Agreement dated June 29, 2004;

WHEREAS, the Escrow Agreement dated June 29, 2004 entered in connection with the Standby Equity Distribution Agreement dated June 29, 2004 is hereby expressly terminated pursuant to the Termination Agreement of even date herewith by and among the parties hereto and the David Gonzalez, Esq., the Escrow Agent;

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investor, from time to time as provided herein, and the Investor shall purchase from the Company up to Twelve Million Dollars ($12,000,000) of the Company's common stock, par value $0.01 per share (the "Common Stock");

WHEREAS, such investments will be made in reliance upon the provisions of Regulation D ("Regulation D") of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder;

WHEREAS, the Company has engaged Newbridge Securities Corporation (the "Placement Agent"), to act as the Company's exclusive placement agent in connection with the sale of the Company's Common Stock to the Investor hereunder pursuant to the Amended and Restated Placement Agent Agreement dated the date hereof by and among the Company, the Placement Agent and the Investor (the "Placement Agent Agreement");

NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I.
                               CERTAIN DEFINITIONS

Section 1.1. "Advance" shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice. Section 1.2. "Advance Date" shall mean the first (1st) Trading Day after expiration of the applicable Pricing Period for each Advance.

Section 1.3. "Advance Notice" shall mean a written notice in the form of Exhibit A attached hereto to the Investor executed by an officer of the Company and setting forth the Advance amount that the Company requests from the Investor.

Section 1.4. "Advance Notice Date" shall mean each date the Company delivers to the Investor an Advance Notice requiring the Investor to advance funds to the Company, subject to the terms of this Agreement. No Advance Notice Date shall be less than five (5) Trading Days after the prior Advance Notice Date.

Section 1.5. "Bid Price" shall mean, on any date, the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market or if the Common Stock is not traded on a Principal Market, the highest reported bid price for the Common Stock, as furnished by the National Association of Securities Dealers, Inc.

Section 1.6. "Closing" shall mean one of the closings of a purchase and sale of Common Stock pursuant to Section 2.3.

Section 1.7. "Commitment Amount" shall mean the aggregate amount of up to Twelve Million Dollars ($12,000,000) which the Investor has agreed to provide to the Company in order to purchase the Company's Common Stock pursuant to the terms and conditions of this Agreement.

Section 1.8. "Commitment Period" shall mean the period commencing on the earlier to occur of (i) the Effective Date, or (ii) such earlier date as the Company and the Investor may mutually agree in writing, and expiring on the earliest to occur of (x) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of Twelve Million Dollars ($12,000,000), (y) the date this Agreement is terminated pursuant to Section 2.4, or (z) the date occurring twenty-four (24) months after the Effective Date.

Section 1.9. "Common Stock" shall mean the Company's common stock, par value $0.01 per share.

Section 1.10. "Condition Satisfaction Date" shall have the meaning set forth in
Section 7.2.

Section 1.11. "Damages" shall mean any loss, claim, damage, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and costs and expenses of expert witnesses and investigation).

Section 1.12. "Effective Date" shall mean the date on which the SEC first declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in Section 7.2(a).

Section 1.13. Intentionally Omitted.

Section 1.14. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

Section 1.15. "Material Adverse Effect" shall mean any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement or the Registration Rights Agreement in any material respect.

Section 1.16. "Market Price" shall mean the lowest VWAP of the Common Stock during the Pricing Period.

Section 1.17. "Maximum Advance Amount" shall be Three Hundred Fifty Thousand Dollars ($350,000).

Section 1.18. "NASD" shall mean the National Association of Securities Dealers, Inc.

Section 1.19. "Person" shall mean an individual, a corporation, a partnership, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section 1.20. "Placement Agent" shall mean Newbridge Securities Corporation, a registered broker-dealer.

Section 1.21. "Pricing Period" shall mean the five (5) consecutive Trading Days after the Advance Notice Date.

Section 1.22. "Principal Market" shall mean the Nasdaq National Market, the Nasdaq SmallCap Market, the American Stock Exchange, the OTC Bulletin Board or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

Section 1.23. "Purchase Price" shall be set at ninety seven percent (97%) of the Market Price during the Pricing Period.

Section 1.24. "Registrable Securities" shall mean the shares of Common Stock to be issued hereunder (i) in respect of which the Registration Statement has not been declared effective by the SEC, (ii) which have not been sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") or (iii) which have not been otherwise transferred to a holder who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend.

Section 1.25. "Registration Rights Agreement" shall mean the Amended and Restated Registration Rights Agreement dated the date hereof, regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor.

Section 1.26. "Registration Statement" shall mean a registration statement on Form S-1 or SB-2 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement, and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section 1.27. "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

Section 1.28. "SEC" shall mean the Securities and Exchange Commission.

Section 1.29. "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

Section 1.30. "SEC Documents" shall mean Annual Reports on Form 10-KSB, Quarterly Reports on Form 10-QSB, Current Reports on Form 8-K and Proxy Statements of the Company as supplemented to the date hereof, filed by the Company for a period of at least twelve (12) months immediately preceding the date hereof or the Advance Date, as the case may be, until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

Section 1.31. "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

Section 1.32. "VWAP" shall mean the volume weighted average price of the Company's Common Stock as quoted by Bloomberg, LP.

                                   ARTICLE II.
                                    ADVANCES

Section 2.1. Advances.

Upon the terms and conditions set forth herein (including, without limitation, the provisions of Article VII hereof), the Company may request an Advance by the Investor by the delivery of an Advance Notice. The number of shares of Common Stock that the Investor shall purchase pursuant to each Advance shall be determined by dividing the amount of the Advance by the Purchase Price. No fractional shares shall be issued. Fractional shares shall be rounded to the next higher whole number of shares. The aggregate maximum amount of all Advances that the Investor shall be obligated to make under this Agreement shall not exceed the Commitment Amount.

Section 2.2. Mechanics.

(a) Advance Notice. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in Section 7.2; provided, however, the amount for each Advance as designated by the Company in the applicable Advance Notice shall not be more than the Maximum Advance Amount. The aggregate amount of the Advances pursuant to this Agreement shall not exceed the Commitment Amount. The Company acknowledges that the Investor may sell shares of the Company's Common Stock corresponding with a particular Advance Notice after the Advance Notice is received by the Investor. There shall be a minimum of five (5) Trading Days between each Advance Notice Date.

(b) Date of Delivery of Advance Notice. An Advance Notice shall be deemed delivered on (i) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 12:00 noon Eastern Time, or (ii) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 12:00 noon Eastern Time on a Trading Day or at any time on a day which is not a Trading Day. No Advance Notice may be deemed delivered on a day that is not a Trading Day.

Section 2.3. Closings. On each Advance Date (i) the Company shall deliver to the Investor such number of shares of the Common Stock registered in the name of the Investor as shall equal (x) the amount of the Advance specified in such Advance Notice pursuant to Section 2.1 herein, divided by (y) the Purchase Price and
(ii) upon receipt of such shares, the Investor shall deliver to the Company the amount of the Advance specified in the Advance Notice by wire transfer of immediately available funds. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to the other all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. The extent the Company has not paid the fees, expenses, and disbursements of the Investor in accordance with Section 12.4, the amount of such fees, expenses, and disbursements may be deducted by the Investor (and shall be paid to the relevant party) directly out of the proceeds of the Advance with no reduction in the amount of shares of the Company's Common Stock to be delivered on such Advance Date.

Section 2.4. Termination of Investment. The obligation of the Investor to make an Advance to the Company pursuant to this Agreement shall terminate permanently (including with respect to an Advance Date that has not yet occurred) in the event that (i) there shall occur any stop order or suspension of the effectiveness of the Registration Statement for an aggregate of fifty (50) Trading Days, other than due to the acts of the Investor, during the Commitment Period, or (ii) the Company shall at any time fail materially to comply with the requirements of Article VI and such failure is not cured within thirty (30) days after receipt of written notice from the Investor, provided, however, that this termination provision shall not apply to any period commencing upon the filing of a post-effective amendment to such Registration Statement and ending upon the date on which such post effective amendment is declared effective by the SEC.

Section 2.5. Agreement to Advance Funds. The Investor agrees to advance the amount specified in the Advance Notice to the Company after the completion of each of the following conditions and the other conditions set forth in this
Agreement:

(a) the execution and delivery by the Company, and the Investor, of this Agreement and the Exhibits hereto;

(b) The Investor shall have received the shares of Common Stock applicable to the Advance in accordance with Section 2.3. Such shares shall be free of restrictive legends.

(c) the Company's Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement shall have been declared effective by the SEC;

(d) the Company shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Registrable Securities, or shall have the availability of exemptions therefrom. The sale and issuance of the Registrable Securities shall be legally permitted by all laws and regulations to which the Company is subject;

(e) the Company shall have filed with the Commission in a timely manner all reports, notices and other documents required of a "reporting company" under the Exchange Act and applicable Commission regulations;

(f) the fees as set forth in Section 12.4 below shall have been paid or can be withheld as provided in Section 2.3; and

(g) the conditions set forth in Section 7.2 shall have been satisfied.

(h) the Company shall have provided to the Investor an acknowledgement, from the Company's independent certified public accountants as to its ability to provide all consents required in order to file a registration statement in connection with this transaction;

(i) The Company's transfer agent shall be DWAC eligible.

Section 2.6. Lock Up Period. On the date hereof, the Company shall obtain from each officer and director a lock-up agreement, as defined below, in the form annexed hereto as Schedule 2.6 agreeing to only sell in compliance with the volume limitation of Rule 144.

Section 2.7. Hardship. In the event the Investor sells shares of the Company's Common Stock after receipt of an Advance Notice and the Company fails to perform its obligations as mandated in Section 2.3, and specifically the Company fails to deliver to the Investor on the Advance Date the shares of Common Stock corresponding to the applicable Advance, the Company acknowledges that the Investor shall suffer financial hardship and therefore shall be liable for any and all losses, commissions, fees, or financial hardship caused to the Investor.

                                  ARTICLE III.
                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

Investor hereby represents and warrants to, and agrees with, the Company that the following are true and correct as of the date hereof and as of each Advance
Date:

Section 3.1. Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The undersigned has the right, power and authority to execute and deliver this Agreement and all other instruments (including, without limitations, the Registration Rights Agreement), on behalf of the Investor. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms.

Section 3.2. Evaluation of Risks. The Investor has such knowledge and experience in financial, tax and business matters as to be capable of evaluating the merits and risks of, and bearing the economic risks entailed by, an investment in the Company and of protecting its interests in connection with this transaction. It recognizes that its investment in the Company involves a high degree of risk.

Section 3.3. No Legal Advice From the Company. The Investor acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. The Investor is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

Section 3.4. Investment Purpose. The securities are being purchased by the Investor for its own account, and for investment purposes. The Investor agrees not to assign or in any way transfer the Investor's rights to the securities or any interest therein and acknowledges that the Company will not recognize any purported assignment or transfer except in accordance with applicable Federal and state securities laws. No other person has or will have a direct or indirect beneficial interest in the securities. The Investor agrees not to sell, hypothecate or otherwise transfer the Investor's securities unless the securities are registered under Federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such laws is available.

Section 3.5. Accredited Investor. The Investor is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D of the Securities Act.

Section 3.6. Information. The Investor and its advisors (and its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information it deemed material to making an informed investment decision. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Investor or its advisors, if any, or its representatives shall modify, amend or affect the Investor's right to rely on the Company's representations and warranties contained in this Agreement. The Investor understands that its investment involves a high degree of risk. The Investor is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Investor to obtain information from the Company in order to evaluate the merits and risks of this investment. The Investor has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to this transaction.

Section 3.7. Receipt of Documents. The Investor and its counsel have received and read in their entirety: (i) this Agreement and the Exhibits annexed hereto;

(ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-KSB for the year ended December 31, 2003 and Form 10-QSB for the period ended September 30, 2004; and (iv) answers to all questions the Investor submitted to the Company regarding an investment in the Company; and the Investor has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

t 6 0 Section 3.8. Registration Rights Agreement. The parties have entered into the Amended and Restated Registration Rights Agreement and the Escrow Agreement dated the date hereof.

Section 3.9. No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the shares of Common Stock offered hereby.

Section 3.10. Not an Affiliate. The Investor is not an officer, director or a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with the Company or any "Affiliate" of the Company (as that term is defined in Rule 405 of the Securities Act).

Section 3.11. Trading Activities. The Investor's trading activities with respect to the Company's Common Stock shall be in compliance with all applicable federal and state securities laws, rules and regulations and the rules and regulations of the Principal Market on which the Company's Common Stock is listed or traded. Neither the Investor nor its affiliates has an open short position in the Common Stock of the Company, the Investor agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock, provided that the Company acknowledges and agrees that upon receipt of an Advance Notice the Investor has the right to sell the shares to be issued to the Investor pursuant to the Advance Notice during the applicable Pricing Period.

                                   ARTICLE IV.
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as stated below, on the disclosure schedules attached hereto or in the SEC Documents (as defined herein), the Company hereby represents and warrants to, and covenants with, the Investor that the following are true and correct as of the date hereof:

Section 4.1. Organization and Qualification. The Company is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

Section 4.2. Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Registration Rights Agreement, the Placement Agent Agreement and any related agreements, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Placement Agent Agreement and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Registration Rights Agreement, the Placement Agent Agreement and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Registration Rights Agreement, the Placement Agent Agreement and assuming the execution and delivery thereof and acceptance by the Investor and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

Section 4.3. Capitalization. As of the date hereof the authorized capital stock of the Company consists of 650,000,000 shares of Common Stock, par value $0.01 per share and 10,000,000 shares of Preferred Stock, par value $0.001 ("Preferred Stock") of which 31,991,716 shares of Common Stock are outstanding and 1,265,840 shares of Preferred Stock are issued and outstanding All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents, no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities (iii) there are no outstanding registration statements other than on Form S-8 and (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein. The Company has furnished to the Investor true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

Section 4.4. No Conflict. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of the Principal Market on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any material property or asset of the Company or any of its subsidiaries is bound or affected and which would cause a Material Adverse Effect. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any material law, ordinance, regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any fact or circumstance which might give rise to any of the foregoing.

Section 4.5. SEC Documents; Financial Statements. Since January 1, 2003, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Exchange Act. The Company has delivered to the Investor or its representatives, or made available through the SEC's website at http://www.sec.gov, true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Section 4.6. 10b-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

Section 4.7. No Default. Except as disclosed in the SEC Documents, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it is or its property is bound and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement or any of the exhibits or attachments hereto will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under its Certificate of Incorporation, By-Laws, any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, or any statute, or any decree, judgment, order, rules or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, in each case which default, lien or charge is likely to cause a Material Adverse Effect on the Company's business or financial condition.

Section 4.8. Absence of Events of Default. Except for matters described in the SEC Documents and/or this Agreement, no Event of Default, as defined in the respective agreement to which the Company is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing, which would have a Material Adverse Effect on the Company's business, properties, prospects, financial condition or results of operations.

Section 4.9. Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all material trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

Section 4.10. Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

Section 4.11. Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable material foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

Section 4.12. Title. Except as set forth in the SEC Documents, the Company has good and marketable title to its properties and material assets owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

Section 4.13. Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

Section 4.14. Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

Section 4.15. Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

Section 4.16. No Material Adverse Breaches, etc. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

Section 4.17. Absence of Litigation. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would
(i) have a Material Adverse Effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a Material Adverse Effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.

Section 4.18. Subsidiaries. Except as disclosed in the SEC Documents, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

Section 4.19. Tax Status. Except as disclosed in the SEC Documents, the Company and each of its subsidiaries has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

Section 4.20. Certain Transactions. Except as set forth in the SEC Documents none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Section 4.21. Fees and Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

Section 4.22. Use of Proceeds. The Company shall use the net proceeds from this offering for general corporate purposes, including, without limitation, the payment of loans incurred by the Company. However, in no event shall the Company use the net proceeds from this offering for the payment (or loan to any such person for the payment) of any judgment, or other liability, incurred by any executive officer, officer, director or employee of the Company, except for any liability owed to such person for services rendered, or if any judgment or other liability is incurred by such person originating from services rendered to the Company, or the Company has indemnified such person from liability.

Section 4.23. Further Representation and Warranties of the Company. For so long as any securities issuable hereunder held by the Investor remain outstanding, the Company acknowledges, represents, warrants and agrees that it will maintain the listing of its Common Stock on the Principal Market.

Section 4.24. Opinion of Counsel. Investor shall receive an opinion letter from counsel to the Company on the date hereof.

Section 4.25. Opinion of Counsel. The Company will obtain for the Investor, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to sell the securities issuable hereunder without restriction.

Section 4.26. Dilution. The Company is aware and acknowledges that issuance of shares of the Company's Common Stock could cause dilution to existing shareholders and could significantly increase the outstanding number of shares of Common Stock.

                                   ARTICLE V.
                                 INDEMNIFICATION

The Investor and the Company represent to the other the following with respect to itself:

Section 5.1. Indemnification.

(a) In consideration of the Investor's execution and delivery of this Agreement, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its officers, directors, partners, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Investor Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Investor's other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, shareholders, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement, the Registration Rights Agreement, or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(c) The obligations of the parties to indemnify or make contribution under this
Section 5.1 shall survive termination.

                                   ARTICLE VI.
                            COVENANTS OF THE COMPANY

Section 6.1. Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

Section 6.2. Listing of Common Stock. The Company shall maintain the Common Stock's authorization for quotation on the National Association of Securities Dealers Inc.'s Over the Counter Bulletin Board.

Section 6.3. Exchange Act Registration. The Company will cause its Common Stock to continue to be registered under Section 12(g) of the Exchange Act, will file in a timely manner all reports and other documents required of it as a reporting company under the Exchange Act and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Exchange Act.

Section 6.4. Transfer Agent Instructions. Upon effectiveness of the Registration Statement the Company shall deliver instructions to its transfer agent to issue shares of Common Stock to the Investor free of restrictive legends on or before each Advance Date

Section 6.5. Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

Section 6.6. Notice of Certain Events Affecting Registration; Suspension of Right to Make an Advance. The Company will immediately notify the Investor upon its becoming aware of the occurrence of any of the following events in respect of a registration statement or related prospectus relating to an offering of Registrable Securities: (i) receipt of any request for additional information by the SEC or any other Federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the registration statement or related prospectus; (ii) the issuance by the SEC or any other Federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus of any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate; and the Company will promptly make available to the Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to the Investor any Advance Notice during the continuation of any of the foregoing events.

Section 6.7. Restriction on Sale of Capital Stock. During the Commitment Period, the Company shall not, without the prior written consent of the Investor, (i) issue or sell any Common Stock or Preferred Stock without consideration or for a consideration per share less than the Bid Price of the Common Stock determined immediately prior to its issuance, (ii) issue or sell any Preferred Stock warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's Bid Price determined immediately prior to its issuance, or (iii) file any registration statement on Form S-8. Notwithstanding the foregoing, the above restriction shall not apply to any issuance of capital stock to Montgomery Equity Partners, Ltd. under the Securities Purchase Agreement and convertible debentures issued thereto between Montgomery Equity Partners, Ltd. and the Company of even date herewith.

Section 6.8. Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all the assets of the Company to another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investor such shares of stock and/or securities as the Investor is entitled to receive pursuant to this Agreement.

Section 6.9. Issuance of the Company's Common Stock. The sale of the shares of Common Stock shall be made in accordance with the provisions and requirements of Regulation D and any applicable state securities law.

Section 6.10. Increase Authorized Capital Stock. The Company shall within sixty
(60) days of this Agreement increase its authorized capital stock to 650,000,000 shares of Common Stock.

                                  ARTICLE VII.
                CONDITIONS FOR ADVANCE AND CONDITIONS TO CLOSING

Section 7.1. Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and sell the shares of Common Stock to the Investor incident to each Closing is subject to the satisfaction, or waiver by the Company, at or before each such Closing, of each of the conditions set forth below.

(a) Accuracy of the Investor's Representations and Warranties. The representations and warranties of the Investor shall be true and correct in all material respects.

(b) Performance by the Investor. The Investor shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement and the Registration Rights Agreement to be performed, satisfied or complied with by the Investor at or prior to such Closing.

Section 7.2. Conditions Precedent to the Right of the Company to Deliver an Advance Notice and the Obligation of the Investor to Purchase Shares of Common Stock. The right of the Company to deliver an Advance Notice and the obligation of the Investor hereunder to acquire and pay for shares of the Company's Common Stock incident to a Closing is subject to the fulfillment by the Company, on (i) the date of delivery of such Advance Notice and (ii) the applicable Advance Date (each a "Condition Satisfaction Date"), of each of the following conditions:

(a) Registration of the Common Stock with the SEC. The Company shall have filed with the SEC a Registration Statement with respect to the resale of the Registrable Securities in accordance with the terms of the Registration Rights Agreement. As set forth in the Registration Rights Agreement, the Registration Statement shall have previously become effective and shall remain effective on each Condition Satisfaction Date and (i) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (ii) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist. The Registration Statement must have been declared effective by the SEC prior to the first Advance Notice Date.

(b) Authority. The Company shall have obtained all permits and qualifications required by any applicable state in accordance with the Registration Rights Agreement for the offer and sale of the shares of Common Stock, or shall have the availability of exemptions therefrom. The sale and issuance of the shares of Common Stock shall be legally permitted by all laws and regulations to which the Company is subject.

(c) Fundamental Changes. There shall not exist any fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post-effective amendment to the Registration Statement.

(d) Performance by the Company. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement (including, without limitation, the conditions specified in Section 2.5 hereof) and the Registration Rights Agreement to be performed, satisfied or complied with by the Company at or prior to each Condition Satisfaction Date.

(e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement.

(f) No Suspension of Trading in or Delisting of Common Stock. The trading of the Common Stock is not suspended by the SEC or the Principal Market (if the Common Stock is traded on a Principal Market). The issuance of shares of Common Stock with respect to the applicable Closing, if any, shall not violate the shareholder approval requirements of the Principal Market (if the Common Stock is traded on a Principal Market). The Company shall not have received any notice threatening the continued listing of the Common Stock on the Principal Market (if the Common Stock is traded on a Principal Market).

(g) Maximum Advance Amount. The amount of an Advance requested by the Company shall not exceed the Maximum Advance Amount. In addition, in no event shall the number of shares issuable to the Investor pursuant to an Advance cause the aggregate number of shares of Common Stock beneficially owned by the Investor and its affiliates to exceed nine and 9/10 percent (9.9%) of the then outstanding Common Stock of the Company. For the purposes of this section beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

(h) No Knowledge. The Company has no knowledge of any event which would be more likely than not to have the effect of causing such Registration Statement to be suspended or otherwise ineffective.

(i) Executed Advance Notice. The Investor shall have received the Advance Notice executed by an officer of the Company and the representations contained in such Advance Notice shall be true and correct as of each Condition Satisfaction Date.

                                  ARTICLE VIII.
         DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION

Section 8.1. Due Diligence Review. Prior to the filing of the Registration Statement the Company shall make available for inspection and review by the Investor, its advisors and representatives, and any underwriter participating in any disposition of the Registrable Securities on behalf of the Investor pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investor or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investor and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

Section 8.2. Non-Disclosure of Non-Public Information.

(a) The Company shall not disclose non-public information to the Investor, its advisors, or its representatives, unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investor, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require the Investor's advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investor.

(b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 8.2 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX.

                           CHOICE OF LAW/JURISDICTION

Section 9.1. Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, for the adjudication of any civil action asserted pursuant to this paragraph.

                                   ARTICLE X.
                             ASSIGNMENT; TERMINATION

Section 10.1. Assignment. Neither this Agreement nor any rights of the Company hereunder may be assigned to any other Person.

Section 10.2. Termination. The obligations of the Investor to make Advances under Article II hereof shall terminate twenty-four (24) months after the Effective Date.

                                   ARTICLE XI.
                                     NOTICES

Section 11.1. Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile, provided a copy is mailed by U.S. certified mail, return receipt requested; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one
(1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company, to:        Networth Technologies, Inc.
                                       6499 N.W. 9th Avenue - Suite 304
                                       Ft. Lauderdale, Florida 33309
                                       Attention:        Anthony Joffe
                                       Telephone:        (954) 670-2300
                                       Facsimile:        (561) 392-6070

         With a copy to:               Schiff Hardin LLP
                                       1101 Connecticut Avenue, N.W. - Suite 600
                                       Washington, D.C. 20036
                                       Attention:        Ernest M. Stern, Esq.
                                       Telephone:        (202) 778-6461
                                       Facsimile:        (202) 778-6460

         If to the Investor(s):        Cornell Capital Partners, LP
                                       101 Hudson Street -Suite 3700
                                       Jersey City, NJ 07302
                                       Attention:        Mark Angelo
                                                         Portfolio Manager
                                       Telephone:        (201) 985-8300
                                       Facsimile:        (201) 985-8266

         With a Copy to:               Troy Rillo, Esq.


101 Hudson Street - Suite 3700 Jersey City, NJ 07302 Telephone: (201) 985-8300
Facsimile: (201) 985-8266

Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

                                  ARTICLE XII.
                                  MISCELLANEOUS

Section 12.1. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof, though failure to deliver such copies shall not affect the validity of this Agreement.

Section 12.2. Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

Section 12.3. Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investor and the Company shall be required to employ any other reporting entity.

Section 12.4. Fees and Expenses. The Company hereby agrees to pay the following fees:

(a) Structuring Fees. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company will pay a structuring fee of Thirty Thousand Dollars ($30,000) to Yorkville Advisors Management, LLC, which has previously been paid. Subsequently on each advance date, the Company will pay Yorkville Advisors Management, LLC a structuring fee of Five Hundred Dollars ($500) directly out the proceeds of any Advances hereunder.

(b) Commitment Fees.

(i) On each Advance Date the Company shall pay to the Investor, directly from the gross proceeds of each Advance, an amount equal to five percent (5%) of the amount of each Advance. The Company hereby agrees that if such payment, as is described above, is not made by the Company on the Advance Date, such payment shall be made at the direction of the Investor as outlined and mandated by
Section 2.3 of this Agreement.

(ii) Upon the execution of this Agreement the Company shall issue to the Investor a convertible debenture (the "Compensation Debenture") in the amount of Four Hundred Thousand ($400,000), which shall be convertible into shares of Common Stock of the Company at a conversion price of $0.05 (the shares of Common Stock upon conversion of the Compensation Debenture shall be referred to as the "Investor's Shares").

(iii) Fully Earned. The Investor's Shares shall be deemed fully earned as of the date hereof.

(iv) Registration Rights. The Investor's Shares will have "piggy-back" registration rights.

Section 12.5. Brokerage. Each of the parties hereto represents that it has had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party. The Company on the one hand, and the Investor, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section 12.6. Confidentiality. If for any reason the transactions contemplated by this Agreement are not consummated, each of the parties hereto shall keep confidential any information obtained from any other party (except information publicly available or in such party's domain prior to the date hereof, and except as required by court order) and shall promptly return to the other parties all schedules, documents, instruments, work papers or other written information without retaining copies thereof, previously furnished by it as a result of this Agreement or in connection herein.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Standby Equity Distribution Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                    COMPANY:
                           NETWORTH TECHNOLOGIES, INC.


                                             By:  /s/ Anthony Joffe
                                             -----------------------------------
                                             Name:    Anthony Joffe
                                             Title: President


                                    INVESTOR:
                          CORNELL CAPITAL PARTNERS, LP


                           By: Yorkville Advisors, LLC
                               Its: General Partner


                                             By: /s/ Mark Angelo
                                             -----------------------------------
                                             Name: Mark Angelo
                                             Title:   Portfolio Manager

                                    EXHIBIT A

                                 ADVANCE NOTICE

                           NETWORTH TECHNOLOGIES, INC.

The undersigned, Anthony Joffe hereby certifies, with respect to the sale of shares of Common Stock of NETWORTH TECHNOLOGIES, INC. (the "Company"), issuable in connection with this Advance Notice and Compliance Certificate dated ___________________ (the "Notice"), delivered pursuant to the Standby Equity Distribution Agreement (the "Agreement"), as follows:

1. The undersigned is the duly elected President of the Company.

2. There are no fundamental changes to the information set forth in the Registration Statement which would require the Company to file a post effective amendment to the Registration Statement.

3. The Company has performed in all material respects all covenants and agreements to be performed by the Company and has complied in all material respects with all obligations and conditions contained in the Agreement on or prior to the Advance Notice Date, and shall continue to perform in all material respects all covenants and agreements to be performed by the Company through the applicable Advance Date.

4. The undersigned hereby represents, warrants and covenants that it has made all filings ("SEC Filings") required to be made by it pursuant to applicable securities laws (including, without limitation, all filings required under the Securities Exchange Act of 1934, which include Forms 10-Q, 10-K, 8-K, etc. All SEC Filings and other public disclosures made by the Company, including, without limitation, all press releases, analysts meetings and calls, etc. (collectively, the "Public Disclosures"), have been reviewed and approved for release by the Company's attorneys and, if containing financial information, the Company's independent certified public accountants. None of the Company's Public Disclosures contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5. The Advance requested is _____________________.

The undersigned has executed this Certificate this ____ day of ________________.

                           NETWORTH TECHNOLOGIES, INC.



                                             By:
                                             -----------------------------------
                                                Name:   Anthony Joffe
                                                Title:  President

                                  SCHEDULE 2.6

                           NETWORTH TECHNOLOGIES, INC.

The undersigned hereby agrees that for a period commencing on December ___, 2005 and expiring on the later of (a) the date that all amounts owed to Cornell Capital Partners, LP (the "Investor"), or any successors or assigns, under the Amended and Restated Convertible Debentures issued by NETWORTH TECHNOLOGIES, INC. (the "Company") to the Investor dated December __, 2005 have been paid or
(b) the termination of the Amended and Restated Standby Equity Distribution Agreement dated December ___, 2005 between the Company and the Investor (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities") except in accordance with the volume limitations set forth in Rule 144(e) of the General Rules and Regulations under the Securities Act of 1933, as amended.

In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned, and the undersigned hereby confirms the undersigned's investment in the Company.

Dated: _______________, 2005

Signature

Name: _____________________ Address:___________________________ City, State, Zip

Code:____________________

PRINT SOCIAL SECURITY NUMBER OR TAXPAYER I.D. NUMBER

             APPENDIX B - AMENDED AND RESTATED CONVERTIBLE DEBENTURE

Dated: December 20, 2005

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

NO. CCP-3 $642,041

                           NETWORTH TECHNOLOGIES, INC.

               AMENDED AND RESTATED SECURED CONVERTIBLE DEBENTURE

                               DUE MARCH 20, 2007

This Amended and Restated Secured Convertible Debenture (the "Debenture") is issued on December 20, 2005 by NETWORTH TECHNOLOGIES, INC., a Delaware corporation (the "Obligor"), to CORNELL CAPITAL PARTNERS, LP (the "Holder"), pursuant to that certain Amended and Restated Securities Purchase Agreement (the "Securities Purchase Agreement") dated June 29, 2004 between Solution Technology International, Inc. ("STI") and the Holder. STI issued to the Holder on June 29, 2004 a secured debenture in the principal amount of Three Hundred Thousand Dollars ($300,000) (the "June 2004 Debenture") and on August 23, 2004, a secured debenture in the amount of Three Hundred Thousand Dollars ($300,000) (the "August Debenture") (collectively referred to as the "Prior Debentures"). The obligations for STI under the Securities Purchase Agreement and the Prior Debentures issued thereto have been assumed by the Obligor pursuant to the Assignment and Assumption Agreement of even date herewith by and among the Obligor, the Holder and STI. This Debenture is being re-issued to the Holder to reflect the cancellation and consolidation of the Prior Debentures into this Debenture, plus accrued and unpaid interest on the Prior Debentures ($2,260.27 as and for interest on the June 2004 Debenture through August 23, 2004 and $39,780.82 as and for interest on both of the Prior Debentures from August 23, 2004 through the date hereof), for the total principal sum of Six Hundred Forty Two Thousand Forty One Dollars ($642,041).

FOR VALUE RECEIVED, the Obligor hereby promises to pay to the Holder or its successors and assigns the principal sum of Six Hundred Forty Two Thousand Forty One Dollars ($642,041), together with accrued but unpaid interest on or before March 20, 2007 (the "Maturity Date") in accordance with the following terms:

Payments. Interest on the outstanding principal balance hereof shall be due and payable monthly, in arrears, commencing on May 1, 2006 and shall continue on the first day of each calendar month thereafter that any amounts under this Debenture are due and payable (each, an "Interest Payment Date"). Interest payable on the initial Interest Payment Date shall include accrued interest form the date hereof up to an including the date the payment is made. Payments of principal shall be paid monthly. The amount of each monthly payment of principal shall be equal to the amount of the total outstanding principal divided by the number of months remaining to the Maturity Date (as such term is defined herein), plus accrued interest and a redemption premium equal to 12% ("Redemption Premium") of each such installment or the highest rate permitted by applicable law, if lower. The monthly installments of principal shall be due and payable commencing on January 1, 2006 ("Principal Payment Date") until the outstanding principal balance is paid in full; however, all outstanding principal and interest shall be paid in full no later than the Maturity Date. All payments in respect of the indebtedness evidenced hereby shall be made in collected funds, and shall be applied to principal, accrued interest and charges and expenses owing under or in connection with this Debenture in such order as the Holder elects, except that payments shall be applied to accrued interest before principal. Notwithstanding the foregoing, this Debenture shall become due and immediately payable, including all accrued but unpaid interest, upon the closing of a Funding Event (as defined in Section 4 hereof) or pursuant to an Event of Default (as defined in Section 2 hereof).

So long as this Debenture is held by Cornell Capital Partners, LP or its affiliates (as defined in Rule 144 promulgated under the Securities Act) the Company may not redeem this Debenture with the proceeds of the Amended and Restated Standby Equity Distribution Agreement between the Company and Cornell Capital Partners, LP.

Interest. Interest shall accrue on the outstanding principal balance hereof at an annual rate equal to 12%. Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed, to the extent permitted by applicable law. Interest hereunder will be paid to the Holder or its assignee (as defined in Section 4) in whose name this Debenture is registered on the records of the Obligor regarding registration and transfers of Debentures (the "Debenture Register").

Right of Redemption. The Obligor at its option shall have the right, with three
(3) business days advance written notice, to redeem a portion or all amounts outstanding under this Debenture prior to the Maturity Date or any Principal Payment date. The Redemption Premium shall apply to any such early redemptions whether on, before, or after any Principal Payment Date or the Maturity Date.

So long as this Debenture is held by Cornell Capital Partners, LP or its affiliates (as defined in Rule 144 promulgated under the Securities Act) the Company may not redeem this Debenture with the proceeds of the Standby Equity Distribution Agreement between the Company and Cornell Capital Partners, LP.

Security Agreement. This Debenture is secured by a Security Agreement (the "Security Agreement") of even date herewith between the Obligor and the Holder and the Amended and Restated Security Agreement of even date herewith between STI and the Holder (the "Amended and Restated Security Agreement"). In addition, this Debenture shall be secured by the pledged Shares of the Pledgor (as such terms are defined in the Pledge and Escrow Agreement of even date herewith among the Obligor, Holder, Montgomery Equity Partners, Ltd. ("Montgomery") and Pledgors of even date herewith).

Consent of Holder to Sell Capital Stock or Grant Security Interests. Except for the capital stock to be issued pursuant to the Amended and Restated Standby Equity Distribution Agreement of even date herewith between the Obligor and Cornell Capital Partners, LP and the capital stock to be issued pursuant to the Amended and Restated Securities Purchase Agreement of even date herewith between to Montgomery Equity Partners, Ltd. and the Obligor and the convertible debentures issued thereto, so long as any of the principal amount or interest on this Debenture remains unpaid and unconverted, the Obligor shall not, without the prior consent of the Holder, (i) issue or sell any common stock or preferred stock with or without consideration, (ii) issue or sell any preferred stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire common stock with or without consideration, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Obligor, or (iv) file any registration statements on Form S-8.

This Debenture is subject to the following additional provisions:

Section 1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

Section 2. Events of Default.

(a) An "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) Any default in the payment of the principal of, interest on or other charges in respect of this Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on an installment, a Principal Payment Date, an Interest Payment Date, a Conversion Date or the Maturity Date or by acceleration or otherwise);

(ii) The Obligor shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Debenture (except as may be covered by Section 2(a)(i) hereof) or any Transaction Document (as defined in Section 4) which is not cured with in the time prescribed;

(iii) The Obligor or any subsidiary of the Obligor shall commence, or there shall be commenced against the Obligor or any subsidiary of the Obligor under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Obligor or any subsidiary of the Obligor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Obligor or any subsidiary of the Obligor or there is commenced against the Obligor or any subsidiary of the Obligor any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Obligor or any subsidiary of the Obligor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Obligor or any subsidiary of the Obligor suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Obligor or any subsidiary of the Obligor makes a general assignment for the benefit of creditors; or the Obligor or any subsidiary of the Obligor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Obligor or any subsidiary of the Obligor shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Obligor or any subsidiary of the Obligor shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Obligor or any subsidiary of the Obligor for the purpose of effecting any of the foregoing;

(iv) The Obligor or any subsidiary of the Obligor shall default in any of its obligations under any other debenture, including without limitation the Secured Debenture issued to Montgomery Equity Partners, Ltd. by the Obligor pursuant to the Amended and Restated Securities Purchase Agreement and other related documents and agreements of even date herewith, or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Obligor or any subsidiary of the Obligor in an amount exceeding $100,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

(v) The Obligor shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of the Amended and Restated Securities Purchase Agreement and other related documents and agreements of even date herewith between the Obligor and Montgomery Equity Partners, Ltd.;

(vi) The Common Stock shall cease to be quoted for trading or listed for trading on either the NASD OTC Bulletin Board ("OTC"), Nasdaq SmallCap Market, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market (each, a "Subsequent Market") and shall not again be quoted or listed for trading thereon within five (5) Trading Days of such delisting;

(vii) The Obligor or any subsidiary of the Obligor shall be a party to any Change of Control Transaction (as defined in Section 4);

(viii) The Obligor shall fail to file the Underlying Shares Registration Statement (as defined in Section 4) with the Commission (as defined in Section
4), or the Underlying Shares Registration Statement shall not have been declared effective by the Commission, in each case within the time periods set forth in the Registration Rights Agreement of even date herewith between the Obligor and the Holder;

(ix) If the effectiveness of the Underlying Shares Registration Statement lapses for any reason or the Holder shall not be permitted to resell the shares of Common Stock underlying this Debenture under the Underlying Shares Registration Statement, in either case, for more than five (5) consecutive Trading Days or an aggregate of eight Trading Days (which need not be consecutive Trading Days);

(x) The Obligor shall fail for any reason to deliver Common Stock certificates to a Holder prior to the fifth (5th) Trading Day after a Conversion Date or the Obligor shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of this Debenture in accordance with the terms hereof;

(xi) The Obligor shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within three (3) days after notice is claimed delivered hereunder;

(b) During the time that any portion of this Debenture is outstanding, if any Event of Default has occurred, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash, provided however, the Holder may request (but shall have no obligation to request) payment of such amounts in Common Stock of the Obligor. If an Event of Default occurs and remains uncured, the Conversion Price shall be reduced to $0.01 per share. In addition to any other remedies, the Holder shall have the right (but not the obligation) to convert this Debenture at any time after (x) an Event of Default or (y) the Maturity Date at the Conversion Price then in-effect. The Holder need not provide and the Obligor hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Upon an Event of Default, notwithstanding any other provision of this Debenture or any Transaction Document, the Holder shall have no obligation to comply with or adhere to any limitations, if any, on the conversion of this Debenture or the sale of the Underlying Shares.

Section 3. Conversion.

(a) (i) Conversion at Option of Holder.

(A) This Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time, after the Original Issue Date (as defined in Section 4) (subject to the limitations on conversion set forth in Section 3(a)(ii) hereof). The number of shares of Common Stock issuable upon a conversion hereunder equals the quotient obtained by dividing (x) the outstanding amount of this Debenture to be converted by (y) the Conversion Price (as defined in Section 3(c)(i)). The Obligor shall deliver Common Stock certificates to the Holder prior to the Fifth
(5th) Trading Day after a Conversion Date.

(B) Notwithstanding anything to the contrary contained herein, if on any Conversion Date: (1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay principal and interest hereunder in shares of Common Stock; (2) the Common Stock is not listed or quoted for trading on the OTC or on a Subsequent Market; (3) the Obligor has failed to timely satisfy its conversion; or (4) the issuance of such shares of Common Stock would result in a violation of Section 3(a)(ii), then, at the option of the Holder, the Obligor, in lieu of delivering shares of Common Stock pursuant to Section 3(a)(i)(A), shall deliver, within three (3) Trading Days of each applicable Conversion Date, an amount in cash equal to the product of the outstanding principal amount to be converted plus any interest due therein divided by the Conversion Price and multiplied by the highest closing price of the stock from date of the conversion notice till the date that such cash payment is made.

Further, if the Obligor shall not have delivered any cash due in respect of conversion of this Debenture or as payment of interest thereon by the fifth
(5th) Trading Day after the Conversion Date, the Holder may, by notice to the Obligor, require the Obligor to issue shares of Common Stock pursuant to Section 3(c), except that for such purpose the Conversion Price applicable thereto shall be the lesser of the Conversion Price on the Conversion Date and the Conversion Price on the date of such Holder demand. Any such shares will be subject to the provisions of this Section.

(C) The Holder shall effect conversions by delivering to the Obligor a completed notice in the form attached hereto as Exhibit A (a "Conversion Notice"). The date on which a Conversion Notice is delivered is the "Conversion Date." Unless the Holder is converting the entire principal amount outstanding under this Debenture, the Holder is not required to physically surrender this Debenture to the Obligor in order to effect conversions. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion. The Holder and the Obligor shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.

(ii) Certain Conversion Restrictions.

(A) A Holder may not convert this Debenture or receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.9% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, this Debenture held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Obligor the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.9% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of this Debenture is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of this Debenture that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Obligor shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in
Section 3(a)(i)(A) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Obligor. Other Holders shall be unaffected by any such waiver.

(B) The Holder may not convert any portion of this Debenture at any time after receipt of an Advance Notice or during the Pricing Period applicable to such Advance Notice, as such terms are defined in the Amended and Restated Standby Equity Distribution Agreement of even date herewith by and between the Obligor and the Holder.

(b) (i) Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 2 herein for the Obligor 's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(ii) In addition to any other rights available to the Holder, if the Obligor fails to deliver to the Holder such certificate or certificates pursuant to
Section 3(a)(i)(A) by the fifth (5th) Trading Day after the Conversion Date, and if after such fifth (5th) Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Obligor shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and (B) at the option of the Holder, either reissue a Debenture in the principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Obligor timely complied with its delivery requirements under
Section 3(a)(i)(A). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the market price of the Underlying Shares on the date of conversion was a total of $10,000 under clause
(A) of the immediately preceding sentence, the Obligor shall be required to pay the Holder $1,000. The Holder shall provide the Obligor written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(c) (i) The conversion price (the "Conversion Price") in effect on any Conversion Date shall be equal to ninety percent (90%) of the average closing bid prices of the Obligor's Common Stock, as quoted by Bloomberg L.P., for the five (5) trading days immediately prior to the date the Obligor files the registration statement pursuant to the Amended and Restated Investor Registration Rights Agreement of even date herewith between the Obligor and STI (the "Amended Registration Rights Agreement"), which may be adjusted pursuant to the other terms of this Debenture.

(ii) If the Obligor, at any time while this Debenture is outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Obligor, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(iii) If the Obligor, at any time while this Debenture is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holder) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Bid Price at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants (plus the number of additional shares of Common Stock offered for subscription or purchase), and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants, plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Closing Bid Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.

(iv) If the Obligor or any subsidiary thereof, as applicable, with respect to Common Stock Equivalents (as defined below), at any time while this Debenture is outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents") entitling any Person to acquire shares of Common Stock, at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, at the sole option of the Holder, the Conversion Price shall be adjusted to mirror the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Obligor shall notify the Holder in writing, no later than one (1) business day following the issuance of any Common Stock or Common Stock Equivalent subject to this Section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. No adjustment under this Section shall be made as a result of issuances and exercises of options to purchase shares of Common Stock issued for compensatory purposes pursuant to any of the Obligor's stock option or stock purchase plans.

(v) If the Obligor, at any time while this Debenture is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which this Debenture shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Bid Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Bid Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(vi) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to, at its option,
(A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder of this Debenture shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Obligor into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled, or (B) require the Obligor to prepay the outstanding principal amount of this Debenture, plus all interest and other amounts due and payable thereon. The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

(vii) The Obligor shall maintain a share reserve of not less than 100% of the shares of Common Stock issuable upon conversion of this Debenture; and within three (3) Business Days following the receipt by the Obligor of a Holder's notice that such minimum number of Underlying Shares is not so reserved, the Obligor shall promptly reserve a sufficient number of shares of Common Stock to comply with such requirement.

(viii) All calculations under this Section 3 shall be rounded up to the nearest $0.001 of a share.

(ix) Whenever the Conversion Price is adjusted pursuant to Section 3 hereof, the Obligor shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(x) If (A) the Obligor shall declare a dividend (or any other distribution) on the Common Stock; (B) the Obligor shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Obligor shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Obligor shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Obligor is a party, any sale or transfer of all or substantially all of the assets of the Obligor, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Obligor shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Obligor; then, in each case, the Obligor shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be mailed to the Holder at its last address as it shall appear upon the stock books of the Obligor, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Debenture during the 20-day calendar period commencing the date of such notice to the effective date of the event triggering such notice.

(xi) In case of any (1) merger or consolidation of the Obligor or any subsidiary of the Obligor with or into another Person, or (2) sale by the Obligor or any subsidiary of the Obligor of more than one-half of the assets of the Obligor in one or a series of related transactions, a Holder shall have the right to (A) exercise any rights under Section 2(b), (B) convert the aggregate amount of this Debenture then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of this Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a convertible Debenture with a principal amount equal to the aggregate principal amount of this Debenture then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which such newly issued convertible Debenture shall have terms identical (including with respect to conversion) to the terms of this Debenture, and shall be entitled to all of the rights and privileges of the Holder of this Debenture set forth herein and the agreements pursuant to which this Debentures were issued. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible Debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

(d) The Obligor covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture and payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Obligor as to reservation of such shares set forth in this Debenture) be issuable (taking into account the adjustments and restrictions of Sections 2(b) and 3(c)) upon the conversion of the outstanding principal amount of this Debenture and payment of interest hereunder. The Obligor covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

(e) Upon a conversion hereunder the Obligor shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Bid Price at such time. If the Obligor elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(f) The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Obligor shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debenture so converted and the Obligor shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Obligor the amount of such tax or shall have established to the satisfaction of the Obligor that such tax has been paid.

(g) Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one

(1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Obligor, to:        Networth Technologies, Inc.
                                       6499 N.W. 9th Avenue - Suite 304
                                       Ft. Lauderdale, Florida 33309
                                       Attention:  Anthony Joffe
                                       Telephone:  (954) 670-2300
                                       Facsimile:  (561) 392-6070

         With a copy to:               Schiff Hardin LLP
                                       1101 Connecticut Avenue, N.W. - Suite 600
                                       Washington, D.C. 20036
                                       Attention:  Ernest M. Stern, Esq.
                                       Telephone:  (202) 778-6461
                                       Facsimile:  (202) 778-6460

         If to the Holder:             Cornell Capital Partners, LP
                                       101 Hudson Street, Suite 3700
                                       Jersey City, NJ  07303
                                       Attention:  Mark Angelo
                                       Telephone:  (201) 985-8300

         With a copy to:               Troy Rillo, Esq.
                                       101 Hudson Street - Suite 3700
                                       Jersey City, NJ 07302
                                       Telephone:  (201) 985-8300
                                       Facsimile:  (201) 985-8266


or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) business days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Section 4. Definitions. For the purposes hereof, the following terms shall have the following meanings:

"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions are authorized or required by law or other government action to close.

"Change of Control Transaction" means the occurrence of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Obligor, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Obligor (except that the acquisition of voting securities by the Holder shall not constitute a Change of Control Transaction for purposes hereof), (b) a replacement at one time or over time of more than one-half of the members of the board of directors of the Obligor which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (c) the merger, consolidation or sale of fifty percent (50%) or more of the assets of the Obligor or any subsidiary of the Obligor in one or a series of related transactions with or into another entity, or (d) the execution by the Obligor of an agreement to which the Obligor is a party or by which it is bound, providing for any of the events set forth above in (a), (b) or (c).

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the common stock, par value $0.01, of the Obligor and stock of any other class into which such shares may hereafter be changed or reclassified.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Funding Event" means any transaction or series of transactions closed after the Original Issue Date in which the Obligor raises $2,500,000 or more through the sale of their equity securities or securities exercisable or convertible into equity securities.

"Original Issue Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers and regardless of the number of instruments, which may be issued to evidence such Debenture.

"Closing Bid Price" means the price per share in the last reported trade of the Common Stock on the OTC or on the exchange which the Common Stock is then listed as quoted by Bloomberg, LP.

"Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Trading Day" means a day on which the shares of Common Stock are quoted on the OTC or quoted or traded on such Subsequent Market on which the shares of Common Stock are then quoted or listed; provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

"Transaction Documents" means the Securities Purchase Agreement or any other agreement delivered in connection therewith (all as may be amended from time to time, including, without limitation, this Debenture, the Amended and Restated Security Agreement, the Pledge and Escrow Agreement, and the Amended and Restated Registration Rights Agreement, the Guaranty, the Irrevocable Transfer Agent Instructions, all of even date herewith.

"Underlying Shares" means the shares of Common Stock issuable upon conversion of this Debenture or as payment of interest in accordance with the terms hereof.

"Underlying Shares Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

Section 5. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligations of the Obligor, which are absolute and unconditional, to pay the principal of, interest and other charges (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Obligor. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Obligor shall not and shall cause their subsidiaries not to, without the consent of the Holder, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; or (iii) enter into any agreement with respect to any of the foregoing.

Section 6. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Obligor, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Obligor, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 7. If this Debenture is mutilated, lost, stolen or destroyed, the Obligor shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Obligor.

Section 8. No indebtedness of the Obligor is senior to this Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise. Without the Holder's consent, the Obligor will not and will not permit any of their subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits there from that is senior in any respect to the obligations of the Obligor under this Debenture.

Section 9. This Debenture shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to conflicts of laws thereof. Each of the parties consents to the jurisdiction of the Superior Courts of the State of New Jersey sitting in Hudson County, New Jersey and the U.S. District Court for the District of New Jersey sitting in Newark, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 10. If the Obligor fails to strictly comply with the terms of this Debenture, then the Obligor shall reimburse the Holder promptly for all fees, costs and expenses, including, without limitation, attorneys' fees and expenses incurred by the Holder in any action in connection with this Debenture, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Holder's rights, remedies and obligations, (ii) collecting any sums which become due to the Holder, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder.

Section 11. Any waiver by the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

Section 12. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Obligor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Obligor from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Obligor (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

Section 13. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 14. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

                   [REMAINDER OF PAGE INTENTIONLLY LEFT BLANK]

IN WITNESS WHEREOF, the Obligor has caused this Amended and Restated Secured Convertible Debenture to be duly executed by a duly authorized officer as of the date set forth above.

                           NETWORTH TECHNOLOGIES, INC.



                                             By: /s/ Anthony Joffe
                                             ------------------------------
                                             Name:  Anthony Joffe
                                             Title: President

                                   EXHIBIT "A"

                              NOTICE OF CONVERSION

        (To be executed by the Holder in order to convert the Debenture)

TO:

The undersigned hereby irrevocably elects to convert $______________ of the principal amount of the above Debenture into Shares of Common Stock of Networth Technologies, Inc., according to the conditions stated therein, as of the Conversion Date written below.

CONVERSION DATE:

APPLICABLE CONVERSION PRICE:

         Signature:
                                                   -----------------------------

         Name:
                                                   -----------------------------

         Address:
                                                   -----------------------------

         Amount to be converted:                   $
                                                   -----------------------------
         Amount of Debenture unconverted:          $
                                                   -----------------------------

         Conversion Price per share:               $
                                                   -----------------------------

         Number of  shares of Common  Stock to be
         issued:                                   -----------------------------

Please issue the shares of Common Stock in the following name and to the following address:

ISSUE TO:

AUTHORIZED SIGNATURE:

Name:

Title:

PHONE NUMBER:

BROKER DTC PARTICIPANT CODE:

ACCOUNT NUMBER:

                APPENDIX C - ASSIGNMENT AND ASSUMPTION AGREEMENT

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

KNOW ALL MEN BY THESE PRESENTS:

THAT SOLUTION TECHNOLOGY INTERNATIONAL, INC., a Delaware corporation (the "Seller"), as of December 20, 2005, for and in consideration for the assumption by NETWORTH TECHNOLOGIES, INC. (the "Buyer") of all rights and obligations of the Seller pursuant to that certain Securities Purchase Agreement (the "SPA") dated as of JUNE 29, 2004, by and between Seller and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership, and all convertible debentures and other agreements executed or delivered in connection therewith (a portion of which was funded by Montgomery Equity Partners, Ltd. to the Seller (both Cornell Capital Partners, LP and Montgomery Equity Partners, Ltd. shall collectively be referred to as the "Investor") (collectively, the "Cornell Liabilities"), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, has:

GRANTED, SOLD, ASSIGNED, TRANSFERRED, CONVEYED and DELIVERED and does by these presents GRANT, SELL, ASSIGN, TRANSFER, CONVEY and DELIVER unto the Buyer, all right, title and interest of Seller in and to the Cornell Liabilities (the "Purchased Assets").

TO HAVE AND TO HOLD, the Purchased Assets and all such other property as is hereinabove described unto Buyer and Buyer's successors, legal representatives and assigns, forever.

AND Seller does covenant to and with Buyer that it is the lawful owner of the Purchased Assets; that, with the exception of the Cornell Liabilities, they are free from all liens and encumbrances; that it has good right to sell the same; that it will defend the same from the claims of all others; and that it has not previously assigned, conveyed or transferred any Purchased Asset.

Within five (5) business days after Buyer's request, Seller shall execute and deliver to Buyer or any designee of Buyer any and all such further documents as Buyer may reasonably require to effectuate the transfer, assignment and conveyance contemplated hereby, including without limitation, any and all documents required by any governmental entity or any third party.

By its execution hereof, Buyer hereby accepts the transfer, assignment and conveyance of the Purchased Assets subject only to the Cornell Liabilities and expressly assumes all of the Cornell Liabilities as if the Buyer had been the original signatory to the SPA and all agreements executed or delivered in connection therewith. Seller shall remain liable to the Investor under the terms of the Cornell Liabilities.

All of the covenants, terms and conditions set forth herein shall be binding upon, and inure to the benefit of, the parties hereto, and their respective successors, personal and legal representatives, heirs, devisees and assigns. IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Assumption Agreement as of the date first above written.

                                     SELLER:
                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.


                                    By: /s/ Dan L. Jonson
                                    -------------------------------------
                                    Name: Dan L. Jonson
                                    Title: President and Chief Executive Officer


                                     BUYER:
                           NETWORTH TECHNOLOGIES, INC.


                                    By: /s/ Anthony Joffe
                                    -------------------------------------
                                    Name: Anthony Joffe
                                    Title: President


ACKNOWLEDGEMENT:
CORNELL CAPITAL PARTNERS, LP

                                    By:    Yorkville Advisors, LLC
                                    Its:   General Partner


                                    By:    /s/ Mark Angelo
                                           -------------------------------
                                           Name: Mark Angelo
                                    Title: Portfolio Manager


MONTGOMERY EQUITY PARTNERS, LTD.

                                    By:    /s/ Mark Angelo
                                           -------------------------------
                                    Name: Mark Angelo
                                    Title: Portfolio Manager

         APPENDIX D - AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 20, 2005, by and between NETWORTH TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    WHEREAS:

A. On or about June 29, 2004, Solution Technology International, Inc., a Delaware corporation ("STI"), entered that certain Standby Equity Distribution Agreement and other related documents, instruments and agreements, including without limitation the Registration Right Agreement between STI and the Investor. STI was subsequently acquired by the Company on May 19, 2005 (the "Acquisition"). The Company assumed STI's obligations to the Investor under the Standby Equity Distribution Agreement dated June 29, 2004 pursuant to the Assignment and Assumption Agreement of even date herewith (the "Assumption Agreement"). This Agreement shall amend and restate the Registration Rights Agreement dated June 29, 2004.

B. In connection with the Amended and Restated Standby Equity Distribution Agreement by and between the parties hereto of even date herewith (the "Standby Equity Distribution Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Standby Equity Distribution Agreement, to issue and sell to the Investor that number of shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), which can be purchased pursuant to the terms of the Standby Equity Distribution Agreement for an aggregate purchase price of up to Twelve Million Dollars ($12,000,000). Capitalized terms not defined herein shall have the meaning ascribed to them in the Standby Equity Distribution Agreement.

C. To induce the Investor to execute and deliver the Standby Equity Distribution Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a. "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency. b. "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

c. "Registrable Securities" means the Investor's Shares, as defined in the Standby Equity Distribution Agreement and shares of Common Stock issuable to Investors pursuant to the Standby Equity Distribution Agreement.

d. "Registration Statement" means a registration statement under the Securities Act which covers the Registrable Securities.

2. REGISTRATION.

a. Mandatory Registration. The Company shall prepare and file with the SEC a Registration Statement on Form S-1, SB-2 or on such other form as is available. The Company shall cause such Registration Statement to be declared effective by the SEC prior to the first sale to the Investor of the Company's Common Stock pursuant to the Standby Equity Distribution Agreement.

b. Sufficient Number of Shares Registered. In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a) is insufficient to cover all of the Registrable Securities which the Investor has purchased pursuant to the Standby Equity Distribution Agreement, the Company shall amend the Registration Statement, or file a new Registration Statement (on the short form available therefore, if applicable), or both, so as to cover all of such Registrable Securities which the Investor has purchased pursuant to the Standby Equity Distribution Agreement as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefore arises. The Company shall use it best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover all of the Registrable Securities" if at any time the number of Registrable Securities issuable on an Advance Notice Date is greater than the number of shares available for resale under such Registration Statement.

3. RELATED OBLIGATIONS.

a. The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b. The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company shall have incorporated such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

c. The Company shall furnish to the Investor without charge, (i) at least one copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

d. The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its certificate of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify the Investor of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

e. As promptly as practicable after becoming aware of such event or development, the Company shall notify the Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify the Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

f. The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Investor of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g. At the reasonable request of the Investor, the Company shall furnish to the Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as the Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investor.

h. The Company shall make available for inspection by (i) the Investor and (ii) one firm of accountants or other agents retained by the Investor (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and the Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act,
(b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or
(c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. The Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

i. The Company shall hold in confidence and not make any disclosure of information concerning the Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Investor and allow the Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

j. The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or to secure the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 3(j).

k. The Company shall cooperate with the Investor to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investor may reasonably request and registered in such names as the Investor may request.

l. The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

m. The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

n. The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

o. Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investor) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

p. The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of Registrable Securities pursuant to a Registration Statement.

4. OBLIGATIONS OF THE INVESTOR.

The Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), the Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of the Investor in accordance with the terms of the Standby Equity Distribution Agreement in connection with any sale of Registrable Securities with respect to which the Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in
Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

5. EXPENSES OF REGISTRATION.

All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

6. INDEMNIFICATION.

With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

a. To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls the Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investor and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this

Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to

Section 3(e); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person.

b. In connection with a Registration Statement, the Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by the Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), the Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to the Investor prior to the Investor's use of the prospectus to which the Claim relates.

c. Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e. The indemnity agreements contained herein shall be in addition to
(i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER THE EXCHANGE ACT.

With a view to making available to the Investor the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:

a. make and keep public information available, as those terms are understood and defined in Rule 144;

b. file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 6.3 of the Standby Equity Distribution Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c. furnish to the Investor so long as the Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Investor to sell such securities pursuant to Rule 144 without registration.

9. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by a written agreement between the Company and the Investor. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the Investor and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10. MISCELLANEOUS.

a. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

          If to the Company, to:      Networth Technologies, Inc.
                                      6499 N.W. 9th Avenue - Suite 304
                                      Ft. Lauderdale, Florida 33309
                                      Attention:  Anthony Joffe
                                      Telephone:  (954) 670-2300
                                      Facsimile:  (561) 392-6070

          With a copy to:             Schiff Hardin LLP
                                      1101 Connecticut Avenue, N.W. - Suite 600
                                      Washington, D.C. 20036
                                      Attention:  Ernest M. Stern, Esq.
                                      Telephone:  (202) 778-6461
                                      Facsimile:  (202) 778-6460

          If to the Investor, to:     Cornell Capital Partners, LP
                                      101 Hudson Street - Suite 3700
                                      Jersey City, New Jersey 07302
                                      Attention:  Mark Angelo
                                      Portfolio Manager
                                      Telephone:  (201) 985-8300
                                      Facsimile:  (201) 985-8266

          With a copy to:             Cornell Capital Partners, LP
                                      101 Hudson Street - Suite 3700
                                      Jersey City, NJ  07302
                                      Attention:  Troy J. Rillo, Esq.
                                      Telephone:  (201) 985-8300
                                      Facsimile:  (201) 985-8266


Any party may change its address by providing written notice to the other parties hereto at least five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or
(iii) above, respectively.

c. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d. The corporate laws of the State of New Jersey shall govern all issues concerning the relative rights of the Company and the Investor. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in Hudson County, New Jersey and the Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e. This Agreement, the Amended and Restated Standby Equity Distribution Agreement and the Amended and Restated Placement Agent Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Standby Equity Distribution Agreement and the Placement Agent Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h. This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

k. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amended and Restated Registration Rights Agreement to be duly executed as of day and year first above written.

                                    COMPANY:
                           NETWORTH TECHNOLOGIES, INC.



                                             By:     /s/ Anthony Joffe
                                             ----------------------------------
                                             Name:    Anthony Joffe
                                             Title:   President



                                    INVESTOR:
                          CORNELL CAPITAL PARTNERS, LP

                           By: Yorkville Advisors, LLC
                              Its: General Partner



                                             By:     /s/ Mark Angelo
                                             ----------------------------------
                                             Name:    Mark Angelo
                                             Title:   Portfolio Manager

                                    EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

ATTENTION:

                         RE: NETWORTH TECHNOLOGIES, INC.

Ladies and Gentlemen:

We are counsel to Networth Technologies, Inc. (the "Company"), and have represented the Company in connection with that certain Amended and Restated Standby Equity Distribution Agreement (the "Standby Equity Distribution Agreement") entered into by and between the Company and Cornell Capital Partners, LP (the "Investor") pursuant to which the Company issued to the Investor shares of its Common Stock, par value $0.01 per share (the "Common Stock"). Pursuant to the Standby Equity Distribution Agreement, the Company also has entered into a Registration Rights Agreement with the Investor (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names the Investor as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

By:

cc: Cornell Capital Partners, LP

                         APPENDIX E - SECURITY AGREEMENT

                               SECURITY AGREEMENT

THIS SECURITY AGREEMENT (the "Agreement"), is entered into and made effective as of December 20, 2005, by and between NETWORTH TECHNOLOGIES, INC., a Delaware corporation with its principal place of business located at 6499 N.W. 9th, Avenue, Suite 304, Fort Lauderdale, Florida 33309 (the "Company"), and CORNELL CAPITAL PARTNERS, LP (the "Secured Party").

WHEREAS, Solution Technology International, Inc., a Delaware corporation ("STI"), issued to the Secured Party convertible debentures pursuant to the Securities Purchase Agreement dated June 29, 2004 between the Secured Party and STI (the "Securities Purchase Agreement"), in the aggregate principal amount of Six Hundred Thousand Dollars ($600,000), plus accrued and unpaid interest through the date hereof in the amount of Thirty One Thousand Twenty Seven Dollars ($31,027) (the "Prior Debentures"). STI was subsequently acquired by the Company on May 19, 2005 (the "Acquisition"). The Company assumed STI's obligations to Secured Party under the Securities Purchase Agreement pursuant to the Assignment and Assumption Agreement of even date herewith (the "Assumption Agreement");

WHEREAS, the Company shall issue to the Secured Party that certain Convertible Debenture of even date herewith, in the principal amount of Six Hundred Thirty One Thousand Twenty Seven Dollars ($631,027) (the "Convertible Debentures"), consolidating the Prior Debentures issued from STI, which shall be convertible into shares of the Company's common stock, par value $0.01 (the "Common Stock") (as converted, the "Conversion Shares");

WHEREAS, to induce the Secured Party to consent to the Merger and accept the Convertible Debentures and enter into all ancillary agreements and documents (collectively referred to as the "Transaction Documents"), the Company hereby grants to the Secured Party a security interest in and to the pledged property identified on Exhibit A hereto (collectively referred to as the "Pledged Property") until the satisfaction of the Obligations, as defined herein below.

NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                         DEFINITIONS AND INTERPRETATIONS

Section 1.1. Recitals.

The above recitals are true and correct and are incorporated herein, in their entirety, by this reference. Section 1.2. Interpretations.

Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than the Secured Party any right, remedy or claim under or by reason hereof.

Section 1.3. Obligations Secured.

The obligations secured hereby are any and all obligations of the Company now existing or hereinafter incurred to the Secured Party, whether oral or written and whether arising before, on or after the date hereof including, without limitation, those obligations of the Company to the Secured Party under this Agreement, the Assumption Agreement, the Transaction Documents, and any other amounts now or hereafter owed to the Secured Party by the Company thereunder or hereunder (collectively, the "Obligations").

                                   ARTICLE 2.

                PLEDGED COLLATERAL, ADMINISTRATION OF COLLATERAL
                      AND TERMINATION OF SECURITY INTEREST

Section 2.1. Pledged Property.

(a) Subject to the Intercreditor Agreement dated June 28, 2004 between the Company and Crosshill Georgetown Capital, LP (the "Intercreditor Agreement"), the Company hereby pledges to the Secured Party, and creates in the Secured Party for its benefit, a security interest for such time until the Obligations are paid in full, in and to all of the property of the Company as set forth in Exhibit "A" attached hereto (collectively, the "Pledged Property"):

The Pledged Property, as set forth in Exhibit "A" attached hereto, and the products thereof and the proceeds of all such items are hereinafter collectively referred to as the "Pledged Collateral."

(b) Simultaneously with the execution and delivery of this Agreement, the Company shall make, execute, acknowledge, file, record and deliver to the Secured Party any documents reasonably requested by the Secured Party to perfect its security interest in the Pledged Property. Simultaneously with the execution and delivery of this Agreement, the Company shall make, execute, acknowledge and deliver to the Secured Party such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Pledged Property, and the Secured Party shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

Section 2.2. Rights; Interests; Etc.

(a) So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing:

(i) the Company shall be entitled to exercise any and all rights pertaining to the Pledged Property or any part thereof for any purpose not inconsistent with the terms hereof; and

(ii) the Company shall be entitled to receive and retain any and all payments paid or made in respect of the Pledged Property.

(b) Upon the occurrence and during the continuance of an Event of Default:

(i) All rights of the Company to exercise the rights which it would otherwise be entitled to exercise pursuant to Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section 2.2(a)(ii) hereof shall be suspended, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Collateral such payments; provided, however, that if the Secured Party shall become entitled and shall elect to exercise its right to realize on the Pledged Collateral pursuant to Article 5 hereof, then all cash sums received by the Secured Party, or held by Company for the benefit of the Secured Party and paid over pursuant to
Section 2.2(b)(ii) hereof, shall be applied against any outstanding Obligations; and

(ii) All interest, dividends, income and other payments and distributions which are received by the Company contrary to the provisions of Section 2.2(b)(i) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other property of the Company and shall be forthwith paid over to the Secured Party; or

(iii) The Secured Party in its sole discretion shall be authorized to sell any or all of the Pledged Property at public or private sale in order to recoup all of the outstanding principal plus accrued interest owed pursuant to the Convertible Debenture as described herein

(c) An Event of Default under the Convertible Debenture shall constitute a default under this Agreement (an "Event of Default").

                                   ARTICLE 3.

                          ATTORNEY-IN-FACT; PERFORMANCE

Section 3.1. Secured Party Appointed Attorney-In-Fact.

Upon the occurrence of an Event of Default, the Company hereby appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to the Company representing any payments in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. The Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Property as and when the Secured Party may determine. To facilitate collection, the Secured Party may notify account debtors and obligors on any Pledged Property or Pledged Collateral to make payments directly to the Secured Party.

Section 3.2. Secured Party May Perform.

If the Company fails to perform any agreement contained herein, the Secured Party, at its option, may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be included in the Obligations secured hereby and payable by the Company under Section 8.3.

                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES

Section 4.1. Authorization; Enforceability.

Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights or by the principles governing the availability of equitable remedies.

Section 4.2. Ownership of Pledged Property.

The Company warrants and represents that it is the legal and beneficial owner of the Pledged Property free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and any security interest created pursuant to the Intercreditor Agreement.

                                   ARTICLE 5.

                    DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL

Section 5.1. Default and Remedies.

(a) If an Event of Default described in Section 2.2(c)(i) and (ii) occurs, then in each such case the Secured Party may declare the Obligations to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, the Obligations shall become immediately due and payable. If an Event of Default described in Sections 2.2(c)(iii) or (iv) occurs and is continuing for the period set forth therein, then the Obligations shall automatically become immediately due and payable without declaration or other act on the part of the Secured Party.

(b) Upon the occurrence of an Event of Default, the Secured Party shall: (i) be entitled to receive all distributions with respect to the Pledged Collateral,
(ii) to cause the Pledged Property to be transferred into the name of the Secured Party or its nominee, (iii) to dispose of the Pledged Property, and (iv) to realize upon any and all rights in the Pledged Property then held by the Secured Party.

Section 5.2. Method of Realizing Upon the Pledged Property: Other Remedies.

Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, the following provisions shall govern the Secured Party's right to realize upon the Pledged Property:

(a) Any item of the Pledged Property may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that the Secured Party shall give the Company ten (10) days' prior written notice of the time and place or of the time after which a private sale may be made (the "Sale Notice")), which notice period is hereby agreed to be commercially reasonable. At any sale or sales of the Pledged Property, the Company may bid for and purchase the whole or any part of the Pledged Property and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to the Secured Party. The Company will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as the Secured Party reasonably shall require in connection with any such sale.

(b) Any cash being held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of, sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as follows:

(i) to the payment of all amounts due the Secured Party for the expenses reimbursable to it hereunder or owed to it pursuant to Section 8.3 hereof;

(ii) to the payment of the Obligations then due and unpaid.

(iii) the balance, if any, to the person or persons entitled thereto, including, without limitation, the Company.

(c) In addition to all of the rights and remedies which the Secured Party may have pursuant to this Agreement, the Secured Party shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code.

(i) If the Company fails to pay such amounts due upon the occurrence of an Event of Default which is continuing, then the Secured Party may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Company, wherever situated.

(ii) The Company agrees that it shall be liable for any reasonable fees, expenses and costs incurred by the Secured Party in connection with enforcement, collection and preservation of the Transaction Documents, including, without limitation, reasonable legal fees and expenses, and such amounts shall be deemed included as Obligations secured hereby and payable as set forth in Section 8.3 hereof.

Section 5.3. Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or the property of the Company or of such other obligor or its creditors, the Secured Party (irrespective of whether the Obligations shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Secured Party shall have made any demand on the Company for the payment of the Obligations), subject to the rights of Previous Security Holders, shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i) to file and prove a claim for the whole amount of the Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Secured Party (including any claim for the reasonable legal fees and expenses and other expenses paid or incurred by the Secured Party permitted hereunder and of the Secured Party allowed in such judicial proceeding), and

(ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by the Secured Party to make such payments to the Secured Party and, in the event that the Secured Party shall consent to the making of such payments directed to the Secured Party, to pay to the Secured Party any amounts for expenses due it hereunder.

Section 5.4. Duties Regarding Pledged Collateral.

The Secured Party shall have no duty as to the collection or protection of the Pledged Property or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party's possession.

                                   ARTICLE 6.

                              AFFIRMATIVE COVENANTS

The Company covenants and agrees that, from the date hereof and until the Obligations have been fully paid and satisfied, unless the Secured Party shall consent otherwise in writing (as provided in Section 8.4 hereof):

Section 6.1. Existence, Properties, Etc.

(a) The Company shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain Company's due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect (as defined below); and (b) the Company shall not do, or cause to be done, any act impairing the Company's corporate power or authority (i) to carry on the Company's business as now conducted, and (ii) to execute or deliver this Agreement or any other document delivered in connection herewith, including, without limitation, any UCC-1 Financing Statements required by the Secured Party to which it is or will be a party, or perform any of its obligations hereunder or thereunder. For purpose of this Agreement, the term "Material Adverse Effect" shall mean any material and adverse affect as determined by Secured Party in its sole discretion, whether individually or in the aggregate, upon (a) the Company's assets, business, operations, properties or condition, financial or otherwise; (b) the Company's to make payment as and when due of all or any part of the Obligations; or (c) the Pledged Property.

Section 6.2. Financial Statements and Reports.

The Company shall furnish to the Secured Party within a reasonable time such financial data as the Secured Party may reasonably request, including, without limitation, the following:

(a) The balance sheet of the Company as of the close of each fiscal year, the statement of earnings and retained earnings of the Company as of the close of such fiscal year, and statement of cash flows for the Company for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct and accompanied by a certificate of the chief executive and chief financial officers of the Company, stating that the Company has kept, observed, performed and fulfilled each covenant, term and condition of this Agreement during such fiscal year and that no Event of Default hereunder has occurred and is continuing, or if an Event of Default has occurred and is continuing, specifying the nature of same, the period of existence of same and the action the Company proposes to take in connection therewith;

(b) A balance sheet of the Company as of the close of each month, and statement of earnings and retained earnings of the Company as of the close of such month, all in reasonable detail, and prepared substantially in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct; and

(c) Copies of all accountants' reports and accompanying financial reports submitted to the Company by independent accountants in connection with each annual examination of the Company.

Section 6.3. Accounts and Reports.

The Company shall maintain a standard system of accounting in accordance with generally accepted accounting principles consistently applied and provide, at its sole expense, to the Secured Party the following:

(a) as soon as available, a copy of any notice or other communication alleging any nonpayment or other material breach or default, or any foreclosure or other action respecting any material portion of its assets and properties, received respecting any of the indebtedness of the Company in excess of $50,000 (other than the Obligations), or any demand or other request for payment under any guaranty, assumption, purchase agreement or similar agreement or arrangement respecting the indebtedness or obligations of others in excess of $15,000, including any received from any person acting on behalf of the Secured Party or beneficiary thereof; and

(b) within fifteen (15) days after the making of each submission or filing, a copy of any report, financial statement, notice or other document, whether periodic or otherwise, submitted to the shareholders of the Company, or submitted to or filed by the Company with any governmental authority involving or affecting (i) the Company that could have a Material Adverse Effect; (ii) the Obligations; (iii) any part of the Pledged Collateral; or (iv) any of the transactions contemplated in this Agreement or the Loan Instruments.

Section 6.4. Maintenance of Books and Records; Inspection.

The Company shall maintain its books, accounts and records in accordance with generally accepted accounting principles consistently applied, and permit the Secured Party, its officers and employees and any professionals designated by the Secured Party in writing, at any time to visit and inspect any of its properties (including but not limited to the collateral security described in the Transaction Documents and/or the Loan Instruments), corporate books and financial records, and to discuss its accounts, affairs and finances with any employee, officer or director thereof.

Section 6.5. Maintenance and Insurance.

(a) The Company shall maintain or cause to be maintained, at its own expense, all of its assets and properties in good working order and condition, making all necessary repairs thereto and renewals and replacements thereof.

(b) The Company shall maintain or cause to be maintained, at its own expense, insurance in form, substance and amounts (including deductibles), which the Company deems reasonably necessary to the Company's business, (i) adequate to insure all assets and properties of the Company, which assets and properties are of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that may be incurred by the Company; (iii) as may be required by the Transaction Documents and/or applicable law and (iv) as may be reasonably requested by Secured Party, all with adequate, financially sound and reputable insurers.

Section 6.6. Contracts and Other Collateral.

The Company shall perform all of its obligations under or with respect to each instrument, receivable, contract and other intangible included in the Pledged Property to which the Company is now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement.

Section 6.7. Defense of Collateral, Etc.

The Company shall defend and enforce its right, title and interest in and to any part of: (a) the Pledged Property; and (b) if not included within the Pledged Property, those assets and properties whose loss could have a Material Adverse Effect, the Company shall defend the Secured Party's right, title and interest in and to each and every part of the Pledged Property, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

Section 6.8. Payment of Debts, Taxes, Etc.

The Company shall pay, or cause to be paid, all of its indebtedness and other liabilities and perform, or cause to be performed, all of its obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged, all taxes, assessments and other governmental charges and levies imposed upon it, upon any of its assets and properties on or before the last day on which the same may be paid without penalty, as well as pay all other lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due

Section 6.9. Taxes and Assessments; Tax Indemnity.

The Company shall (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Company, upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that the Company in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto.

Section 6.10. Compliance with Law and Other Agreements.

The Company shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which the Company is a party or by which the Company or any of its properties is bound. Without limiting the foregoing, the Company shall pay all of its indebtedness promptly in accordance with the terms thereof.

Section 6.11. Notice of Default.

The Company shall give written notice to the Secured Party of the occurrence of any default or Event of Default under this Agreement, the Transaction Documents or any other Loan Instrument or any other agreement of Company for the payment of money, promptly upon the occurrence thereof.

Section 6.12. Notice of Litigation.

The Company shall give notice, in writing, to the Secured Party of (a) any actions, suits or proceedings wherein the amount at issue is in excess of $50,000, instituted by any persons against the Company, or affecting any of the assets of the Company, and (b) any dispute, not resolved within fifteen (15) days of the commencement thereof, between the Company on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of the Company.

                                   ARTICLE 7.

                               NEGATIVE COVENANTS

The Company covenants and agrees that, from the date hereof until the Obligations have been fully paid and satisfied, the Company shall not, unless the Secured Party shall consent otherwise in writing:

Section 7.1. Liens and Encumbrances.

Except for the Loan Agreements as that term is defined in the Intercreditor Agreement and any debt and liens created under the Securities Purchase Agreement and related documents, instruments and agreements of even date herewith between the Company and Montgomery Equity Partners, Ltd., the Company shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, transfer, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or against any part of the Pledged Property or of the Company's capital stock, or offer or agree to do so, or own or acquire or agree to acquire any asset or property of any character subject to any of the foregoing encumbrances (including any conditional sale contract or other title retention agreement), or assign, pledge or in any way transfer or encumber its right to receive any income or other distribution or proceeds from any part of the Pledged Property or the Company's capital stock; or enter into any sale-leaseback financing respecting any part of the Pledged Property as lessee, or cause or assist the inception or continuation of any of the foregoing.

Section 7.2. Certificate of Incorporation, By-Laws, Mergers, Consolidations, Acquisitions and Sales.

Without the prior express written consent of the Secured Party, the Company shall not: (a) Amend its Certificate of Incorporation or By-Laws; (b) issue or sell its stock, stock options, bonds, notes or other corporate securities or obligations; (c) be a party to any merger, consolidation or corporate reorganization, (d) purchase or otherwise acquire all or substantially all of the assets or stock of, or any partnership or joint venture interest in, any other person, firm or entity, (e) sell, transfer, convey, grant a security interest in or lease all or any substantial part of its assets, nor (f) create any subsidiaries nor convey any of its assets to any subsidiary.

Section 7.3. Management, Ownership.

Dan Jonson shall remain employed by the Company in his current capacity. The Company shall not materially change its ownership, executive staff or management without the prior written consent of the Secured Party. The ownership, executive staff and management of the Company are material factors in the Secured Party's willingness to institute and maintain a lending relationship with the Company.

Section 7.4. Dividends, Etc.

The Company shall not declare or pay any dividend of any kind, in cash or in property, on any class of its capital stock, nor purchase, redeem, retire or otherwise acquire for value any shares of such stock, nor make any distribution of any kind in respect thereof, nor make any return of capital to shareholders, nor make any payments in respect of any pension, profit sharing, retirement, stock option, stock bonus, incentive compensation or similar plan (except as required or permitted hereunder), without the prior written consent of the Secured Party.

Section 7.5. Guaranties; Loans.

The Company shall not guarantee nor be liable in any manner, whether directly or indirectly, or become contingently liable after the date of this Agreement in connection with the obligations or indebtedness of any person or persons, except for (i) the indebtedness currently secured by the liens identified on the Pledged Property identified on Exhibit A hereto and (ii) the endorsement of negotiable instruments payable to the Company for deposit or collection in the ordinary course of business. The Company shall not make any loan, advance or extension of credit to any person other than in the normal course of its business.

Section 7.6. Debt.

Except for the debt created under the Securities Purchase Agreement and related documents, instruments and agreements of even date herewith between the Company and Montgomery Equity Partners, Ltd., the Company shall not create, incur, assume or suffer to exist any additional indebtedness of any description whatsoever in an aggregate amount in excess of $50,000 (excluding any indebtedness of the Company to the Secured Party, trade accounts payable and accrued expenses incurred in the ordinary course of business and the endorsement of negotiable instruments payable to the Company, respectively for deposit or collection in the ordinary course of business).

Section 7.7. Conduct of Business.

The Company will continue to engage, in an efficient and economical manner, in a business of the same general type as conducted by it on the date of this Agreement.

Section 7.8. Places of Business.

The location of the Company's chief place of business is 6499 N.W. 9th Avenue - Suite 304, Ft. Lauderdale, Florida 33309. The Company shall not change the location of its chief place of business, chief executive office or any place of business disclosed to the Secured Party or move any of the Pledged Property from its current location without thirty (30) days' prior written notice to the Secured Party in each instance.

                                   ARTICLE 8.

                                  MISCELLANEOUS

Section 8.1. Notices.

All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on:
(a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same:

         If to the Secured Party:      Cornell Capital Partners, LP
                                       101 Hudson Street-Suite 3700
                                       Jersey City, New Jersey 07302
                                       Attention:    Mark Angelo
                                                     Portfolio Manager
                                       Telephone:    (201) 986-8300
                                       Facsimile:    (201) 985-8266

         With a copy to:               Troy Rillo, Esq.
                                       101 Hudson Street, Suite 3700
                                       Jersey City, NJ 07302
                                       Telephone:    (201) 985-8300
                                       Facsimile:    (201) 985-8266

         And if to the Company:        Networth Technologies, Inc.
                                       6499 N.W. 9th Avenue - Suite 304
                                       Ft. Lauderdale, Florida 33309
                                       Attention:    Anthony Joffe
                                       Telephone:    (954) 670-2300
                                       Facsimile:    (561) 392-6070

         With a copy to:               Schiff Hardin LLP
                                       1101 Connecticut Avenue, N.W. - Suite 600
                                       Washington, D.C. 20036
                                       Attention:    Ernest M. Stern, Esq.
                                       Telephone:    (202) 778-6461
                                       Facsimile:    (202) 778-6460


Any party may change its address by giving notice to the other party stating its new address. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

Section 8.2. Severability.

If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

Section 8.3. Expenses.

In the event of an Event of Default, the Company will pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Secured Party may incur in connection with:
(i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Property; (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iii) the failure by the Company to perform or observe any of the provisions hereof.

Section 8.4. Waivers, Amendments, Etc.

The Secured Party's delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waiver, affect, or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance herewith. Any waiver by the Secured Party of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Secured Party, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Secured Party.

Section 8.5. Continuing Security Interest.

This Agreement shall create a continuing security interest in the Pledged Property and shall: (i) remain in full force and effect until payment in full of the Obligations; and (ii) be binding upon the Company and its successors and heirs and (iii) inure to the benefit of the Secured Party and its successors and assigns. Upon the payment or satisfaction in full of the Obligations, the Company shall be entitled to the return, at its expense, of such of the Pledged Property as shall not have been sold in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

Section 8.6. Independent Representation.

Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

Section 8.7. Applicable Law: Jurisdiction.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

Section 8.8. Waiver of Jury Trial.

AS A FURTHER INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT AND TO MAKE THE FINANCIAL ACCOMMODATIONS TO THE COMPANY, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

Section 8.9. Entire Agreement.

This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement as of the date first above written.

                                    COMPANY:
                           NETWORTH TECHNOLOGIES, INC.



                                             By:      /s/ Anthony Joffe
                                             -------------------------------
                                             Name:    Anthony Joffe
                                             Title:   President



                                 SECURED PARTY:
                          CORNELL CAPITAL PARTNERS, LP

                           By: Yorkville Advisors, LLC
                              Its: General Partner



                                             By:      /s/ Mark Angelo
                                             -------------------------------
                                             Name:    Mark Angelo
                                             Title:   Portfolio Manager

                                    EXHIBIT A
                         DEFINITION OF PLEDGED PROPERTY

For the purpose of securing prompt and complete payment and performance by the Company of all of the Obligations, the Company unconditionally and irrevocably hereby grants to the Secured Party a continuing security interest in and to, and lien upon, the following Pledged Property of the Company:

(a) all goods of the Company, including, without limitation, machinery, equipment, furniture, furnishings, fixtures, signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or hereafter owned by the Company or in which the Company may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof, arising from the sale or disposition thereof, and where applicable, the proceeds of insurance and of any tort claims involving any of the foregoing;

(b) all inventory of the Company, including, but not limited to, all goods, wares, merchandise, parts, supplies, finished products, other tangible personal property, including such inventory as is temporarily out of Company's custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;

(c) all contract rights and general intangibles of the Company, including, without limitation, goodwill, trademarks, trade styles, trade names, leasehold interests, partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;

(d) all documents, warehouse receipts, instruments and chattel paper of the Company whether now owned or hereafter created;

(e) all accounts and other receivables, instruments or other forms of obligations and rights to payment of the Company (herein collectively referred to as "Accounts"), together with the proceeds thereof, all goods represented by such Accounts and all such goods that may be returned by the Company's customers, and all proceeds of any insurance thereon, and all guarantees, securities and liens which the Company may hold for the payment of any such Accounts including, without limitation, all rights of stoppage in transit, replevin and reclamation and as an unpaid vendor and/or lienor, all of which the Company represents and warrants will be bona fide and existing obligations of its respective customers, arising out of the sale of goods by the Company in the ordinary course of business;

(f) to the extent assignable, all of the Company's rights under all present and future authorizations, permits, licenses and franchises issued or granted in connection with the operations of any of its facilities;

(g) all products and proceeds (including, without limitation, insurance proceeds) from the above-described Pledged Property.

                    APPENDIX F - PLEDGE AND ESCROW AGREEMENT
                           PLEDGE AND ESCROW AGREEMENT

THIS PLEDGE AND ESCROW AGREEMENT (the "Agreement") is made and entered into as of December 20, 2005 (the "Effective Date") by and among DAN L. JONSON (the "Pledgor"), MONTGOMERY EQUITY PARTNERS, LP and CORNELL CAPITAL PARTNERS, LP (collectively, the "Pledgee"), NETWORTH TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and DAVID GONZALEZ, ESQ., as escrow agent ("Escrow Agent").

                                    RECITALS:

WHEREAS, the Company shall issue and sell to Montgomery Equity Partners, Ltd. ("Montgomery"), as provided in the Securities Purchase Agreement of even date herewith between the Company and Montgomery (the "Securities Purchase Agreement"), and Montgomery shall purchase the original principal amount of Two Hundred Fifty Thousand Dollars ($250,000) of secured convertible debentures (the "MEP Debenture"), which shall be convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and the Company shall issue and sell to Cornell Capital Partners, LP ("Cornell") an Amended and Restated Convertible Debenture (the "CCP Debenture"), which shall be convertible into shares of the Company's Common Stock, par value $0.01 per share (the MEP Debenture and the CCP Debenture shall collectively be referred to as the "Convertible Debentures") (the shares of Common Stock to be issued upon conversion of the Convertible Debentures shall be referred to as the "Conversion Shares");

WHEREAS, to induce the Pledgee to enter into the transaction contemplated by the Securities Purchase Agreement, the MEP Debenture, the Investor Registration Rights Agreement of even date herewith between the Company and Montgomery (the "MEP Investor Registration Rights Agreement"), the Escrow Agreement of even date herewith among the Company, Montgomery, and the Escrow Agent (the "MEP Escrow Agreement"), and the Irrevocable Transfer Agent Instructions among the Company, Montgomery, the Transfer Agent, and the Escrow Agent (the "MEP Transfer Agent Instructions"), and the transaction contemplated by the CCP Debenture, the Amended and Restated Investor Registration Rights Agreement of even date herewith between the Company and Cornell (the "CCP Investor Registration Rights Agreement"), the Escrow Agreement of even date herewith among the Company, Cornell, and the Escrow Agent (the "CCP Escrow Agreement"), and the Irrevocable Transfer Agent Instructions among the Company, Cornell, the Transfer Agent, and the Escrow Agent (the "CCP Transfer Agent Instructions") (collectively, all the documents entered into between the Company and Montgomery of even date herewith and all the documents entered into between the Company and Cornell shall be referred to as the "Transaction Documents"), the Pledgor has agreed to irrevocably pledge to the Pledgee 244,715 shares (the "Pledged Shares") of Common Stock beneficially owned by the Pledgor, a major shareholder of the Company, in accordance with this Agreement. For purposes hereof, the Pledgee's interest hereunder shall be pari passu. NOW, THEREFORE, in consideration of the mutual covenants, agreements, warranties, and representations herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                              TERMS AND CONDITIONS

1. Obligations Secured. The obligations secured hereby are any and all obligations of the Company now existing or hereinafter incurred to the Pledgee, whether oral or written and whether arising before, on or after the date hereof including, without limitation, those obligations of the Company to the Pledgee under the Transaction Documents and any other amounts now or hereafter owed to the Pledgee by the Company thereunder (collectively, the "Obligations").

2. Pledge and Transfer of Pledged Shares. The Pledgor hereby grants to Pledgee an irrevocable, first priority security interest in all Pledged Shares as security for the Company's Obligations. Simultaneously with the execution of the Transaction Documents, the Pledgor shall deliver to the Escrow Agent stock certificates made out in favor of the Pledgor representing the Pledged Shares, together with duly executed stock powers or other appropriate transfer documents with medallion bank guarantees and executed in blank by the Pledgor (the "Transfer Documents"), and such stock certificates and Transfer Documents shall be held by the Escrow Agent until the full payment of all Obligations due to the Pledgee, including the repayment of all amounts owed by the Company to the Pledgee under the Convertible Debentures (whether outstanding principal, interest, legal fees, or any other amounts owed to the Pledgee by the Company).

3. Rights Relating to Pledged Shares. Upon the occurrence of an Event of Default (as defined herein), the Pledgee shall be entitled to vote the Pledged Shares, receive dividends and other distributions thereon, and enjoy all other rights and privileges incident to the ownership of the number of Pledged Shares actually released from escrow in accordance with Section 6.1 hereof.

4. Release of Pledged Shares from Pledge. Upon the full payment of all Obligations due to the Pledgee under the Transaction Documents, including the repayment of all amounts owed by the Company to the Pledgee under the Convertible Debentures (whether outstanding principal, interest, legal fees, and any other amounts owed to the Pledgee by the Company), the parties hereto shall notify the Escrow Agent to such effect in writing. Promptly upon receipt of such written notice, the Escrow Agent shall return to the Pledgor the Transfer Documents and the certificates representing the Pledged Shares (collectively the "Pledged Materials"), whereupon any and all rights of Pledgee in the Pledged Materials shall be terminated.

5. Event of Default. An "Event of Default" shall be deemed to have occurred under this Agreement upon an Event of Default under the Convertible Debentures.

6. Remedies.

a. Upon and anytime after the occurrence of an Event of Default, the Pledgee shall have the right to provide written notice of such Event of Default (the "Default Notice") to the Escrow Agent, with a copy to the Pledgor. As soon as practicable after receipt of the Default Notice, the Escrow Agent shall deliver to Pledgee the Pledged Materials held by the Escrow Agent hereunder. Upon receipt of the Pledged Materials, the Pledgee shall have the right to (i) sell the Pledged Shares and to apply the proceeds of such sales, net of any selling commissions, to the Obligations owed to the Pledgor by the Company under the Transaction Documents, including, without limitation, outstanding principal, interest, legal fees, and any other amounts owed to the Pledgee, and exercise all other rights and (ii) any and all remedies of a secured party with respect to such property as may be available under the Uniform Commercial Code as in effect in the State of New Jersey. To the extent that the net proceeds received by the Pledgee are insufficient to satisfy the Obligations in full, the Pledgee shall be entitled to a deficiency judgment against the Pledgor or the Company for such amount. The Pledgee shall have the absolute right to sell or dispose of the Pledged Shares in any manner it sees fit and shall have no liability to the Pledgor, the Company or any other party for selling or disposing of such Pledged Shares even if other methods of sales or dispositions would or allegedly would result in greater proceeds than the method actually used. The Escrow Agent shall have the absolute right to disburse the Pledged Shares to the Pledgee in batches not to exceed 9.9% of the outstanding capital of the Company (which limit may be waived by the Pledgee providing not less than 65 days' prior written notice to the Escrow Agent). The Pledgee shall return any Pledged Shares released to it and remaining after the Pledgee has applied the net proceeds to all amounts owed to the Pledgee.

b. Each right, power and remedy of the Pledgee provided for in this Agreement or any other Transaction Document shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or any other Transaction Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on the Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee to any other further action in any circumstances without demand or notice. The Pledgee shall have the full power to enforce or to assign or contract is rights under this Agreement to a third party.

7. Representations, Warranties and Covenants.

a. The Pledgor represents, warrants and covenants that:

(i) Pledgor is, and at the time when pledged hereunder will be, the legal, beneficial and record owner of, and has (and will have) good and valid title to, all Pledged Shares pledged hereunder, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever;

(ii) Pledgor has full power, authority and legal right to pledge all the Pledged Shares pledged pursuant to this Agreement; and

(iii) all the Pledged Shares have been duly and validly issued, are fully paid and non-assessable and are subject to no options to purchase or similar rights.

b. The Pledgor covenants and agrees to take all reasonable steps to defend the Pledgee's right, title and security interest in and to the Pledged Shares and the proceeds thereof against the claims and demands of all persons whomsoever (other than the Pledgee and the Escrow Agent); and the Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise take all reasonable steps to defend the right thereto and security interest therein of the Pledgee.

c. The Pledgor covenants and agrees to take no action which would violate or be inconsistent with any of the terms of any Transaction Document, or which would have the effect of impairing the position or interests of the Pledgee under any Transaction Document.

d. The Pledgor represents, warrants and covenants that (i) the Pledgor has been the beneficial owner of the Pledged Shares for a period of not less than two (2) years as computed in accordance with Rule 144(d) promulgated under the Securities Act of 1933, as amended, and (ii) this Agreement is made with recourse. Upon an Event of Default, the Pledgee shall be deemed to have acquired the Pledged Shares on the date they were acquired by the Pledgor. The Pledgor is an "affiliate" of the Company, as such term is defined in Rule 144(a) promulgated under the Securities Act of 1933, as amended.

8. Concerning the Escrow Agent.

a. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent.

b. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other document received by it as such escrow holder, and for the disposition of the same in accordance with the written instruments accepted by it in the escrow.

c. Pledgee and the Pledgor hereby agree, to defend and indemnify the Escrow Agent and hold it harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which it may incur or with which it may be threatened by reason of its acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys' fees and costs of defending any action, suit, or proceeding or resisting any claim (and any costs incurred by the Escrow Agent pursuant to Sections 6.4 or 6.5 hereof). The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys' fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid. Any fees and costs charged by the Escrow Agent for serving hereunder shall be paid by the Pledgor.

d. If any of the parties shall be in disagreement about the interpretation of this Agreement, or about the rights and obligations, or the propriety of any action contemplated by the Escrow Agent hereunder, the Escrow Agent may, at its sole discretion deposit the Pledged Materials with the Clerk of the United States District Court of New Jersey, sitting in Newark, New Jersey, and, upon notifying all parties concerned of such action, all liability on the part of the Escrow Agent shall fully cease and terminate. The Escrow Agent shall be indemnified by the Pledgor, the Company and Pledgee for all costs, including reasonable attorneys' fees in connection with the aforesaid proceeding, and shall be fully protected in suspending all or a part of its activities under this Agreement until a final decision or other settlement in the proceeding is received.

e. The Escrow Agent may consult with counsel of its own choice (and the costs of such counsel shall be paid by the Pledgor and Pledgee) and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel. The Escrow Agent shall not be liable for any mistakes of fact or error of judgment, or for any actions or omissions of any kind, unless caused by its willful misconduct or gross negligence.

f. The Escrow Agent may resign upon ten (10) days' written notice to the parties in this Agreement. If a successor Escrow Agent is not appointed within this ten
(10) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

9. Conflict Waiver. The Pledgor hereby acknowledges that the Escrow Agent is general counsel to the Pledgee, a partner in the general partner of the Pledgee, and counsel to the Pledgee in connection with the transactions contemplated and referred herein. The Pledgor agrees that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Pledgee and the Pledgor will not seek to disqualify such counsel and waives any objection Pledgor might have with respect to the Escrow Agent acting as the Escrow Agent pursuant to this Agreement.

10. Notices. Unless otherwise provided herein, all demands, notices, consents, service of process, requests and other communications hereunder shall be in writing and shall be delivered in person or by overnight courier service, or mailed by certified mail, return receipt requested, addressed:

         If to the Company, to:        Networth Technologies, Inc.
                                       6499 N.W. 9th Avenue - Suite 304
                                       Ft. Lauderdale, Florida 33309
                                       Attention:        Anthony Joffe
                                       Telephone:        (954) 670-2300
                                       Facsimile:        (561) 392-6070

         With a copy to:               Schiff Hardin LLP
                                       1101 Connecticut Avenue, N.W. - Suite 600
                                       Washington, D.C. 20036
                                       Attention:        Ernest M. Stern, Esq.
                                       Telephone:        (202) 778-6461
                                       Facsimile:        (202) 778-6460

         If to the Pledgee:            Cornell Capital Partners LP
                                       101 Hudson Street, Suite 3700
                                       Jersey City, NJ 07302
                                       Attention:        Mark A. Angelo
                                       Telephone:        (201) 985-8300
                                       Facsimile:        (201) 985-8744

         With copy to:                 Montgomery Equity Partners, LP
                                       101 Hudson Street, Suite 3700
                                       Jersey City, NJ 07302
                                       Attention:        Troy Rillo, Esq.
                                       Telephone:        (201) 985-8300
                                       Facsimile:        (201) 985-1964

         If to the Pledgor, to:        Dan L. Jonson


6499 N.W. 9th Avenue - Suite 304 Ft. Lauderdale, Florida 33309 Telephone: (954) 670-2300 Facsimile: (561) 392-6070

Any such notice shall be effective (a) when delivered, if delivered by hand delivery or overnight courier service, or (b) five (5) days after deposit in the United States mail, as applicable.

11. Binding Effect. All of the covenants and obligations contained herein shall be binding upon and shall inure to the benefit of the respective parties, their successors and assigns.

12. Governing Law; Venue; Service of Process. The validity, interpretation and performance of this Agreement shall be determined in accordance with the laws of the State of New Jersey applicable to contracts made and to be performed wholly within that state except to the extent that Federal law applies. The parties hereto agree that any disputes, claims, disagreements, lawsuits, actions or controversies of any type or nature whatsoever that, directly or indirectly, arise from or relate to this Agreement, including, without limitation, claims relating to the inducement, construction, performance or termination of this Agreement, shall be brought in the state superior courts located in Hudson County, New Jersey or Federal district courts located in Newark, New Jersey, and the parties hereto agree not to challenge the selection of that venue in any such proceeding for any reason, including, without limitation, on the grounds that such venue is an inconvenient forum. The parties hereto specifically agree that service of process may be made, and such service of process shall be effective if made, pursuant to Section 8 hereto.

13. Enforcement Costs. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, costs and expenses incident to appeals), incurred in that action or proceeding, in addition to any other relief to which such party or parties may be entitled.

14. Remedies Cumulative. No remedy herein conferred upon any party is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law, in equity, by statute, or otherwise. No single or partial exercise by any party of any right, power or remedy hereunder shall preclude any other or further exercise thereof.

15. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute the same instrument.

16. No Penalties. No provision of this Agreement is to be interpreted as a penalty upon any party to this Agreement.

17. JURY TRIAL. EACH OF THE PLEDGEE AND THE PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT WHICH IT MAY HAVE TO A TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION BASED HEREON, OR ARISING OUT OF, UNDER OR IN ANY WAY CONNECTED WITH THE DEALINGS BETWEEN PLEDGEE AND PLEDGOR, THIS PLEDGE AND ESCROW AGREEMENT OR ANY DOCUMENT EXECUTED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.

                   [REMAINDER OF PAGE INTENTIALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Insider Pledge and Escrow Agreement as of the date first above written.

                          CORNELL CAPITAL PARTNERS, LP

                           By: Yorkville Advisors, LLC
                              Its: General Partner


                                             By:      /s/ Mark Angelo
                                             ---------------------------
                                             Name:    Mark Angelo
                                             Title:   Portfolio Manager


                         MONTGOMERY EQUITY PARTNERS, LTD


                                             By:      /s/ Mark Angelo
                                             ---------------------------
                                             Name:    Mark Angelo
                                             Title:   Portfolio Manager


                                     PLEDGOR


                                             By:      /s/ Dan L. Jonson
                                             ---------------------------
                                             Name:  Dan L. Jonson


                           NETWORTH TECHNOLOGIES, INC.


                                             By:      /s/ Anthony Joffe
                                             ---------------------------
                                             Name:    Anthony Joffe
                                             Title:   President


                                  ESCROW AGENT


                                             By:      /s/ David Gonzalez
                                             ---------------------------
                                             Name:    David Gonzalez, Esq.

         APPENDIX G - IRREVOCABLE TRANSFER AGENT INSTRUCTIONS AGREEMENT
                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                December 20, 2005

Olde Monmouth Stock Transfer Company
200 Memorial Parkway
Atlantic Highlands, NJ 07716

Attention: Matthew Troster, Vice President

                         RE: NETWORTH TECHNOLOGIES, INC.

Ladies and Gentlemen:

Reference is made to that certain Securities Purchase Agreement (the "Securities Purchase Agreement") of even date herewith by and between Networth Technologies, Inc., a Delaware corporation (the "Company"), and Montgomery Equity Partners, Ltd. (the "Buyer" as set forth on Schedule I attached thereto), that certain Pledge and Escrow Agreement (the "Pledge Agreement") of even date herewith among the Company, the Buyer and David Gonzalez, as escrow agent (the "Escrow Agent") and that certain Warrant of even date herewith issued by the Company to the Buyer (the "Warrant"). Pursuant to the Securities Purchase Agreement, the Company shall sell to the Buyer, an the Buyer shall purchase from the Company, convertible debentures (collectively, the "Debentures") in the aggregate principal amount of Two Hundred Fifty Thousand Dollars ($250,000), plus accrued interest, which are convertible into shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at the Buyer discretion. These instructions relate to the following stock or proposed stock issuances or transfers:

1. The Company has agreed to issue to the Buyer up to at least the number of shares of Common Stock to be issued upon conversion of the Convertible Debentures based on the conversion price equal to ninety percent (90%) of the average closing bid prices of the Common Stock, as quoted by Bloomberg, LP, for the five (5) trading days immediately prior to the date the Company files the Registration Statement of even date herewith between the Company and Buyer ("Conversion Shares") plus the shares of Common Stock to be issued to the Buyer upon conversion of accrued interest and liquidated damages into Common Stock (the "Interest Shares"). 2. The Company has prepared, or will promptly prepare, a stock certificate representing 9,494,100 shares (the "Escrowed Shares") of the Company's Common Stock, in the Company's name, that have been or are being delivered to the Escrow Agent pursuant to the Pledge Agreement.

3. The Company has agreed to issue to the Buyer up to 639,834 shares (the "Warrant Shares") of the Company's Common Stock upon exercise of the Warrant.

This letter shall serve as our irrevocable authorization and direction to Olde Monmouth Stock Transfer Company (the "Transfer Agent") to do the following:

1. Conversion Shares and Warrant Shares.

a. Instructions Applicable to Transfer Agent. With respect to the Conversion Shares, Warrant Shares and the Interest Shares, the Transfer Agent shall issue the Conversion Shares, Warrant Shares and the Interest Shares to the Buyer from time to time upon delivery to the Transfer Agent of a properly completed and duly executed Conversion Notice (the "Conversion Notice"), in the form attached hereto as Exhibit I, or a properly completed Exercise Notice in the form attached to the Warrant as Exhibit A thereto (the "Exercise Notice"), delivered on behalf of the Company to the Transfer Agent by David Gonzalez, Esq. (the "Escrow Agent"). Upon receipt of a Conversion Notice or an Exercise Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in the Conversion Notice or the Exercise Notice, a certificate, registered in the name of the Buyer or their designees, for the number of shares of Common Stock to which the Buyer shall be entitled as set forth in the Conversion Notice or Exercise Notice or (ii) provided Transfer Agent are participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Buyer, credit such aggregate number of shares of Common Stock to which the Buyer shall be entitled to the Buyer' or their designees' balance account with DTC through its Deposit Withdrawal At Custodian ("DWAC") system provided the Buyer causes its bank or broker to initiate the DWAC transaction. For purposes hereof "Trading Day" shall mean any day on which the Nasdaq Market is open for customary trading.

b. The Company hereby confirms to the Transfer Agent and the Buyer that certificates representing the Conversion Shares and Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers
(i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Conversion Shares, Warrant Shares and the Interest Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Conversion Shares, Warrant Shares and Interest Shares shall bear the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

c. In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares.

d. Instructions Applicable to Escrow Agent. Upon the Escrow Agent's receipt of a properly completed conversion notice substantially in the form attached as an exhibit to the Debentures or instructions to exercise the Warrant, the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent a Conversion Notice in the form attached hereto as Exhibit I, or an Exercise Notice, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice or Exercise Notice in accordance with the terms of these instructions.

2. Escrowed Shares.

a. With respect to the Escrowed Shares, upon an event of default as set forth in the Pledge Agreement, the Escrow Agent shall send written notice to the Transfer Agent ("Escrow Notice") to transfer such number of Escrow Shares as set forth in the Escrow Notice to the Buyer. Upon receipt of an Escrow Notice, the Transfer Agent shall promptly transfer such number of Escrow Shares to the Buyer as shall be set forth in the Escrow Notice delivered to the Transfer Agent by the Escrow Agent. Further, the Transfer Agent shall promptly transfer such shares from the Buyer to any subsequent transferee promptly upon receipt of written notice from the Buyer or their counsel. If the Escrow Shares are not registered for sale under the Securities Act of 1933, as amended, then the certificates for the Escrow Shares shall bear the legend set forth in Section 1b.

b. In the event that counsel to the Company fails or refuses to render an opinion as may be required by the Transfer Agent to affect a transfer of the Escrow Shares (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyer to render such opinion. The Transfer Agent shall accept and be entitles to rely on such opinion for the purpose of transferring the Escrow Shares.

3. All Shares.

a. The Transfer Agent shall reserve for issuance to the Buyer the Warrant Shares, the Escrowed Shares and 6,430,041 shares of the Company's Common Stock for conversion of the Convertible Debentures (based on the conversion price equal to ninety percent (90%) of the average closing bid prices of the Common Stock, as quoted by Bloomberg, LP, for the five (5) trading days immediately prior to the date hereof). All such shares shall remain in reserve with the Transfer Agent until the Buyer provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

b. The Transfer Agent shall rely exclusively on the Conversion Notice, Exercise Notice or the Escrow Notice and shall have no liability for relying on such instructions. Any Conversion Notice, Exercise Notice or Escrow Notice delivered hereunder shall constitute an irrevocable instruction to the Transfer Agent to process such notice or notices in accordance with the terms thereof. Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

c. The Company hereby confirms to the Transfer Agent and the Buyer that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein. The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyer, a partner of the general partner of the Buyer and counsel to the Buyer in connection with the transactions contemplated and referred herein. The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyer and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

The Company hereby agrees that it shall not replace the Transfer Agent as the Company's transfer agent without the prior written consent of the Buyer.

Any attempt by Transfer Agent to resign as the Company's transfer agent hereunder shall not be effective until such time as the Company provides to the Transfer Agent written notice that a suitable replacement has agreed to serve as transfer agent and to be bound by the terms and conditions of these Irrevocable Transfer Agent Instructions.

The Company hereby confirms that while any portion of the Debenture remains unpaid and unconverted with the exception Common Stock issuable to Cornell Capital Partners, LP pursuant to the Standby Equity Distribution Agreement, the Company shall not, without the prior consent of the Buyer, (i) issue any Common Stock or Preferred Stock without consideration or for a consideration per share less than its fair market value determined immediately prior to its issuance,
(ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock's fair market value determined immediately prior to its issuance,
(iii) issue any S-8 shares of the Company's Common Stock.

The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

The Company and the Transfer Agent acknowledge that the Buyer is relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyer purchasing convertible debentures under the Securities Purchase Agreement. The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyer would not purchase the Debentures.

Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced. Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyer shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

                                    COMPANY:

                           NETWORTH TECHNOLOGIES, INC.


                                             By: /s/ Anthony Joffe
                                             -----------------------------------
                                             Name:    Anthony Joffe
                                             Title: President


                                             /s/ David Gonzalez, Esq.
                                             -----------------------------------
                                             David Gonzalez, Esq.


OLDE MONMOUTH STOCK TRANSFER COMPANY


                             By: /s/ Matthew Troster
                             -----------------------------------------------
                              Name: Matthew Troster
                             -----------------------------------------------
                              Title: Vice President
                             -----------------------------------------------

                                   SCHEDULE I

                                SCHEDULE OF BUYER

                                                                                           Address/Facsimile
   Name                                    Signature                                       Number of Buyer
   ----------------------------------------------------------------------------------------------------------------------------
                                                                                          101 Hudson Street - Suite 3700
                                           Its: General Partner
                                           Its:     General Partner                        Jersey City, NJ  07303
                                                                                           Facsimile:        (201) 985-8266

                                           By:  /s/ Mark Angelo
                                              ------------------------------
                                           Name:    Mark Angelo
                                           Its: Portfolio Manager


                                    EXHIBIT I

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                            FORM OF CONVERSION NOTICE

Reference is made to the Securities Purchase Agreement (the "Securities Purchase Agreement") between Networth Technologies, Inc., (the "Company"), and the Buyer set forth on Schedule I attached thereto dated December ____ 2005. In accordance with and pursuant to the Securities Purchase Agreement, the undersigned hereby elects to convert convertible debentures into shares of common stock, par value $0.01 per share (the "Common Stock"), of the Company for the amount indicated below as of the date specified below.

Conversion Date:

Amount to be converted:                            $____________________________

Conversion Price:                                  $____________________________

Shares of Common Stock Issuable:                   _____________________________

Amount of Debenture unconverted:                   $____________________________

Amount of Interest Converted:                      $____________________________

Conversion Price of Interest:                      $____________________________

Shares of Common Stock Issuable:                   _____________________________

Amount of Liquidated Damages:                      $____________________________

Conversion Price of Liquidated Damages:            $____________________________

Shares of Common Stock Issuable:                   _____________________________

Total Number of shares of Common Stock
   to be issued:                                   _____________________________


                                   EXHIBIT I-1

Please issue the shares of Common Stock in the
following name and to the following address:       _____________________________

Issue to:                                          _____________________________

Authorized Signature:                              _____________________________

Name:                                              _____________________________

Title:                                             _____________________________

Phone #:                                           _____________________________

Broker DTC Participant Code:                       _____________________________

Account Number*:                                   _____________________________


* Note that receiving broker must initiate transaction on DWAC System.

                                   EXHIBIT II

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

_________, 2005

ATTENTION:

RE: NETWORTH TECHNOLOGIES, INC.

Ladies and Gentlemen:

We are counsel to Networth Technologies, Inc., (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of December __, 2005 (the "Securities Purchase Agreement"), entered into by and among the Company and the Buyer set forth on Schedule I attached thereto (the "Buyer") pursuant to which the Company has agreed to sell to the Buyer up to Two Hundred Fifty Thousand Dollars ($250,000) of secured convertible debentures, which shall be convertible into shares (the "Conversion Shares") of the Company's common stock, par value $0.01 per share (the "Common Stock"), in accordance with the terms of the Securities Purchase Agreement. Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of December ___, 2005, with the Buyer (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Conversion Shares under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2005, the Company filed a Registration Statement (File No. ___-_________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the sale of the Conversion Shares.

In connection with the foregoing, we advise the Transfer Agent that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2005 and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

                                  EXHIBIT II-1

The Buyer has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares.

Very truly yours,

By:

                                  EXHIBIT II-2
                                   EXHIBIT III

                   TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                 FORM OF OPINION

________________ 2005

VIA FACSIMILE AND REGULAR MAIL

ATTENTION:

                         RE: NETWORTH TECHNOLOGIES, INC.

Ladies and Gentlemen:

We have acted as special counsel to Networth Technologies, Inc. (the "Company"), in connection with the registration of ___________shares (the "Shares") of its common stock with the Securities and Exchange Commission (the "SEC"). We have not acted as your counsel. This opinion is given at the request and with the consent of the Company.

In rendering this opinion we have relied on the accuracy of the Company's Registration Statement on Form SB-2, as amended (the "Registration Statement"), filed by the Company with the SEC on _________ ___, 2005. The Company filed the Registration Statement on behalf of certain selling stockholders (the "Selling Stockholders"). This opinion relates solely to the Selling Shareholders listed on Exhibit "A" hereto and number of Shares set forth opposite such Selling Stockholders' names. The SEC declared the Registration Statement effective on __________ ___, 2005.

We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended. Information regarding the Shares to be sold by the Selling Shareholders is contained under the heading "Selling Stockholders" in the Registration Statement, which information is incorporated herein by reference. This opinion does not relate to the issuance of the Shares to the Selling Stockholders. The opinions set forth herein relate solely to the sale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America. We do not express any opinion concerning any law of any state or other jurisdiction.

In rendering this opinion we have relied upon the accuracy of the foregoing statements.

                                  EXHIBIT III-1

Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that ________ may remove the restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit "A" hereto.

This opinion is furnished to Transfer Agent specifically in connection with the issuance of the Shares, and solely for your information and benefit. This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent. This opinion may not be assigned, quoted or used without our prior written consent. The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

Very truly yours,

                                  EXHIBIT III-2
                                   EXHIBIT "A"

                         (LIST OF SELLING STOCKHOLDERS)

NAME: NO. OF SHARES:

                                   EXHIBIT A-1
                   APPENDIX H - SECURITIES PURCHASE AGREEMENT
                          SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of December 20, 2005, by and among NETWORTH TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and the Buyers listed on Schedule I attached hereto (individually, a "Buyer" or collectively "Buyers").

                                   WITNESSETH

WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to
Section 4(2) and/or Rule 506 of Regulation D ("Regulation D") as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act");

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase up to Two Hundred Fifty Thousand Dollars ($250,000) of secured convertible debenture (the "Convertible Debenture"), which shall be convertible into shares of the Company's common stock, par value $0.01 (the "Common Stock") (as converted, the "Conversion Shares"), of which One Hundred Fifty Thousand Dollars ($150,000) was previously funded by the Montgomery Equity Partners, Ltd. on June 6, 2005 and One Hundred Thousand Dollars ($100,000) shall be funded on the fifth (5th) business day following the date hereof (the "Closing"), for a total purchase price of up to Two Hundred Fifty Thousand Dollars ($250,000), (the "Purchase Price") in the respective amounts set forth opposite each Buyer(s) name on Schedule I (the "Subscription Amount");

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the "Investor Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated there under, and applicable state securities laws;

WHEREAS, the aggregate proceeds of the sale of the Convertible Debenture contemplated hereby shall be held in escrow pursuant to the terms of an escrow agreement substantially in the form of the Escrow Agreement attached hereto as Exhibit B;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Security Agreement substantially in the form attached hereto as Exhibit C (the "Security Agreement") pursuant to which the Company has agreed to provide the Buyer a security interest in Pledged Collateral (as this term is defined in the Security Agreement), which shall be second lien that is junior to the security interest of Cornell Capital Partners, LP, to secure the Company's obligations under this Agreement, the Convertible Debenture, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, the Security Agreement, the Pledge and Escrow Agreement or any other obligations of the Company to the Buyer;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Pledge and Escrow Agreement substantially in the form attached hereto as Exhibit D (the "Pledge and Escrow Agreement") pursuant to which the Company has agreed to provide the Buyer a security interest in the Pledged Shares (as this term is defined in the Pledge and Escrow Agreement) to secure the Company's obligations under this Agreement, the Convertible Debenture, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, the Security Agreement, the Pledge and Escrow Agreement or any other obligations of the Company to the Buyer;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Security Agreement by and among the Company, the Buyer and Solutions Technology International, Inc., a wholly owned subsidiary of the Company (the "Subsidiary"), substantially in the form attached hereto as Exhibit E (the "Subsidiary Security Agreement") pursuant to which the Company and the Subsidiary have agreed to provide the Buyer a security interest in Pledged Collateral (as this term is defined in the Subsidiary Security Agreement) to secure the Company's obligations under this Agreement, the Convertible Debenture, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, the Security Agreement, the Subsidiary Security Agreement, the Pledge and Escrow Agreement or any other obligations of the Company to the Buyer; and

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering Irrevocable Transfer Agent Instructions substantially in the form attached hereto as Exhibit F (the "Irrevocable Transfer Agent Instructions").

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

1. PURCHASE AND SALE OF CONVERTIBLE DEBENTURE.

(a) Purchase of Convertible Debenture. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at Closing (as defined herein below) and the Company agrees to sell and issue to each Buyer, severally and not jointly, at Closing, Convertible Debenture in amounts corresponding with the Subscription Amount set forth opposite each Buyer's name on Schedule I hereto. Upon execution hereof by a Buyer, the Buyer shall wire transfer the Subscription Amount set forth opposite his name on Schedule I in same-day funds or a check payable to "David Gonzalez, Esq., as Escrow Agent for Networth Technologies, Inc./Cornell Capital Partners, LP", which Subscription Amount shall be held in escrow pursuant to the terms of the Escrow Agreement (as hereinafter defined) and disbursed in accordance therewith. Notwithstanding the foregoing, a Buyer may withdraw his Subscription Amount and terminate this Agreement as to such Buyer at any time after the execution hereof and prior to Closing (as hereinafter defined).

(b) Closing Date. The Closing of the purchase and sale of the Convertible Debenture shall take place at 10:00 a.m. Eastern Standard Time on the fifth
(5th) business day following the date hereof, subject to notification of satisfaction of the conditions to the Closing set forth herein and in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyer(s)) (the "Closing Date"). The Closing shall occur on the Closing Date at the offices of Yorkville Advisors, LLC, 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer(s)).

(c) Escrow Arrangements; Form of Payment. Upon execution hereof by Buyer(s) and pending the Closing, the aggregate proceeds of the sale of the Convertible Debenture to Buyer(s) pursuant hereto shall be deposited in a non-interest bearing escrow account with David Gonzalez, Esq., as escrow agent (the "Escrow Agent"), pursuant to the terms of an escrow agreement between the Company, the Buyer(s) and the Escrow Agent in the form attached hereto as Exhibit B (the "Escrow Agreement"). Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Escrow Agent shall deliver to the Company in accordance with the terms of the Escrow Agreement such aggregate proceeds for the Convertible Debenture to be issued and sold to such Buyer(s), minus the unpaid structuring fees and expenses of Yorkville Advisors Management, LLC of Ten Thousand Dollars ($10,000) and the 10% discount referenced in Section 4 herein, which shall be paid directly from the gross proceeds held in escrow of the Closing and (ii) the Company shall deliver to each Buyer, Convertible Debenture which such Buyer(s) is purchasing in amounts indicated opposite such Buyer's name on Schedule I, duly executed on behalf of the Company.

2. BUYER'S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants, severally and not jointly, that:

(a) Investment Purpose. Each Buyer is acquiring the Convertible Debenture and, upon conversion of Convertible Debenture, the Buyer will acquire the Conversion Shares then issuable, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Conversion Shares at any time in accordance with or pursuant to an effective registration statement (the "Registration Statement") covering such Conversion Shares or an available exemption under the Securities Act.

(b) Accredited Investor Status. Each Buyer is an "Accredited Investor" as that term is defined in Rule 501(a)(3) of Regulation D.

(c) Reliance on Exemptions. Each Buyer understands that the Convertible Debenture is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.

(d) Information. Each Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Convertible Debenture and the Conversion Shares, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. Each Buyer understands that its investment in the Convertible Debenture and the Conversion Shares involves a high degree of risk. Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Convertible Debenture and the Conversion Shares.

(e) No Governmental Review. Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Convertible Debenture or the Conversion Shares, or the fairness or suitability of the investment in the Convertible Debenture or the Conversion Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Convertible Debenture or the Conversion Shares.

(f) Transfer or Resale. Each Buyer understands that except as provided in the Investor Registration Rights Agreement: (i) the Convertible Debenture has not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Company reserves the right to place stop transfer instructions against the shares and certificates for the Conversion Shares.

(g) Legends. Each Buyer understands that the certificates or other instruments representing the Convertible Debenture and or the Conversion Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.

The legend set forth above shall be removed and the Company within two (2) business days shall issue a certificate without such legend to the holder of the Conversion Shares upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Conversion Shares are registered under the Securities Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale, assignment or transfer of the Conversion Shares may be made without registration under the Securities Act.

(h) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(i) Receipt of Documents. Each Buyer and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein, the Security Agreement, the Investor Registration Rights Agreement, the Escrow Agreement, the Irrevocable Transfer Agent Agreement, and the Pledge and Escrow Agreement; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company's Form 10-KSB for the fiscal year ended December 31, 2003; (iv) the Company's Form 10-QSB for the fiscal quarter ended September 30, 2004 and (v) answers to all questions each Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

(j) Due Formation of Corporate and Other Buyers. If the Buyer(s) is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Convertible Debenture and is not prohibited from doing so.

(k) No Legal Advice From the Company. Each Buyer acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. Each Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, except as set forth in the SEC Documents (as defined herein):

(a) Organization and Qualification. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.

(b) Authorization, Enforcement, Compliance with Other Instruments.
(i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Security Agreement, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Agreement, the Escrow Agreement, the Subsidiary Security Agreement, the Pledge and Escrow Agreement, and any related agreements (collectively the "Transaction Documents") and to issue the Convertible Debenture and the Conversion Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Convertible Debenture, the Conversion Shares and the reservation for issuance and the issuance of the Conversion Shares issuable upon conversion or exercise thereof, have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) the Transaction Documents have been duly executed and delivered by the Company, (iv) the Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies. The authorized officer of the Company executing the Transaction Documents knows of no reason why the Company cannot file the registration statement as required under the Investor Registration Rights Agreement or perform any of the Company's other obligations under such documents.

(c) Capitalization. As of the date hereof the authorized capital stock of the Company consists of 65,000,000 shares of Common Stock, par value $0.01 per share and 10,000,000 shares of Preferred Stock, par value $0.001 ("Preferred Stock") of which 31,991,716 shares of Common Stock are outstanding and 1,265,840 shares of Preferred Stock are issued and outstanding All of such outstanding shares have been validly issued and are fully paid and nonassessable All of such outstanding shares have been validly issued and are fully paid and nonassessable. Except as disclosed in the SEC Documents (as defined in Section 3(f)), no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to the Registration Rights Agreement) and (iv) there are no outstanding registration statements and there are no outstanding comment letters from the SEC or any other regulatory agency. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Convertible Debenture as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Articles of Incorporation, as amended and as in effect on the date hereof (the "Articles of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

(d) Issuance of Securities. The Convertible Debenture is duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof. The Conversion Shares issuable upon conversion of the Convertible Debenture has been duly authorized and reserved for issuance. Upon conversion or exercise in accordance with the Convertible Debenture the Conversion Shares will be duly issued, fully paid and nonassessable.

(e) No Conflicts. Except as disclosed in the SEC Documents, the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certifictae of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The National Association of Securities Dealers Inc.'s OTC Bulletin Board on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Articles of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the Registration Rights Agreement in accordance with the terms hereof or thereof. Except as disclosed in the SEC Documents, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.

(f) SEC Documents: Financial Statements. Since January 1, 2003, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyers or their representatives, or made available through the SEC's website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the "Financial Statements") complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or
(ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(g) 10(b)-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.

(h) Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company's subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a material adverse effect on the business, operations, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole.

(i) Acknowledgment Regarding Buyer's Purchase of the Convertible Debenture. The Company acknowledges and agrees that the Buyer(s) is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer(s) is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer(s) or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Convertible Debenture or the Conversion Shares. The Company further represents to the Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

(j) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Convertible Debenture or the Conversion Shares.

(k) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Convertible Debenture or the Conversion Shares under the Securities Act or cause this offering of the Convertible Debenture or the Conversion Shares to be integrated with prior offerings by the Company for purposes of the Securities Act.

(l) Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company's or its subsidiaries' employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.

(m) Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.

(n) Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

(o) Title. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

(p) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company and its subsidiaries, taken as a whole.

(q) Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(r) Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(s) No Material Adverse Breaches, etc. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company's officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.

(t) Tax Status. Except as set forth in the SEC Documents, the Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(u) Certain Transactions. Except as set forth in the SEC Documents, and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(v) Fees and Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

(w) Acquisition. The Company has completed its acquisition of Solution Technology International, Inc. ("STI") and the Company owns 100% of the capital stock of STI and there are no options, warrants or other instruments convertible into shares of common stock of STI. All required SEC filings in connection with the merger have been filed.

4. COVENANTS.

(a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

(b) Form D. The Company agrees to file a Form D with respect to the Conversion Shares as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Conversion Shares, or obtain an exemption for the Conversion Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

(c) Reporting Status. Until the earlier of (i) the date as of which the Buyer(s) may sell all of the Conversion Shares without restriction pursuant to Rule 144(k) promulgated under the Securities Act (or successor thereto), or (ii) the date on which (A) the Buyer(s) shall have sold all the Conversion Shares and (B) none of the Convertible Debenture is outstanding (the "Registration Period"), the Company shall file in a timely manner all reports required to be filed with the SEC pursuant to the Exchange Act and the regulations of the SEC thereunder, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination.

(d) Use of Proceeds. The Company will use the proceeds from the sale of the Convertible Debenture for general corporate and working capital purposes.

(e) Reservation of Shares. The Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance, such number of shares of Common Stock as shall be necessary to effect the issuance of the Conversion Shares. If at any time the Company does not have available such shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Conversion Shares of the Company shall call and hold a special meeting of the shareholders within thirty (30) days of such occurrence, for the sole purpose of increasing the number of shares authorized. The Company's management shall recommend to the shareholders to vote in favor of increasing the number of shares of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock.

(f) Listings or Quotation. The Company shall promptly secure the listing or quotation of the Conversion Shares upon each national securities exchange, automated quotation system or The National Association of Securities Dealers Inc.'s Over-The-Counter Bulletin Board ("OTCBB") or other market, if any, upon which shares of Common Stock are then listed or quoted (subject to official notice of issuance) and shall use its best efforts to maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable under the terms of this Agreement. The Company shall maintain the Common Stock's authorization for quotation on the OTCBB.

(g) Fees and Expenses.

(i) Each of the Company and the Buyer(s) shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of the Transaction Documents. The Company shall pay Yorkville Advisors Management LLC a fee equal to ten percent (10%) of the Purchase Price.

(ii) The Company shall pay a structuring fee to Yorkville Advisors Management, LLC of Ten Thousand Dollars ($10,000), which shall be paid directly from the proceeds of the Closing.

(iii) The Company shall issue to the Buyer a warrant to purchase 639,834 shares of the Company's Common Stock (the "Warrant Shares") for a period of three (3) years at an exercise price of $0.01 per share. The Warrant Shares shall have "piggy-back" and demand registration rights.

(h) Corporate Existence. So long as any of the Convertible Debenture remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, reverse stock split consolidation, sale of all or substantially all of the Company's assets or any similar transaction or related transactions (each such transaction, an "Organizational Change") unless, prior to the consummation an Organizational Change, the Company obtains the written consent of each Buyer. In any such case, the Company will make appropriate provision with respect to such holders' rights and interests to insure that the provisions of this Section 4(h) will thereafter be applicable to the Convertible Debenture.

(i) Transactions With Affiliates. So long as any Convertible Debenture is outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary's officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a "Related Party"), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any investment in an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (d) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company, for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly,
(i) has a ten percent (10%) or more equity interest in that person or entity,
(ii) has ten percent (10%) or more common ownership with that person or entity,
(iii) controls that person or entity, or (iv) shares common control with that person or entity. "Control" or "controls" for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

(j) Transfer Agent. The Company covenants and agrees that, in the event that the Company's agency relationship with the transfer agent should be terminated for any reason prior to a date which is two (2) years after the Closing Date, the Company shall immediately appoint a new transfer agent and shall require that the new transfer agent execute and agree to be bound by the terms of the Irrevocable Transfer Agent Instructions (as defined herein).

(k) Restriction on Issuance of the Capital Stock. Except for any shares of Common Stock issued to Cornell Capital Partners, LP, so long as any Convertible Debenture is outstanding, the Company shall not, without the prior written consent of the Buyer(s), (i) issue or sell shares of Common Stock or Preferred Stock without consideration or for a consideration per share less than the Bid Price of the Common Stock determined immediately prior to its issuance, (ii) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock without consideration or for a consideration less than such Common Stock's Bid Price value determined immediately prior to it's issuance, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8.

(l) Neither the Buyer(s) nor any of its affiliates have an open short position in the Common Stock of the Company, and the Buyer(s) agrees that it shall not, and that it will cause its affiliates not to, engage in any short sales of or hedging transactions with respect to the Common Stock as long as any Convertible Debenture or warrants to purchase the Warrant Shares shall remain outstanding.

(m) The Company shall within sixty (60) days of this Agreement increase its authorized capital stock to 650,000,000 shares of Common Stock.

5. TRANSFER AGENT INSTRUCTIONS.

(a) The Company shall issue the Irrevocable Transfer Agent Instructions to its transfer agent irrevocably appointing David Gonzalez, Esq. as its agent for purpose of having certificates issued, registered in the name of the Buyer(s) or its respective nominee(s), for the Conversion Shares representing such amounts of Convertible Debenture as specified from time to time by the Buyer(s) to the Company upon conversion of the Convertible Debenture, for interest owed pursuant to the Convertible Debenture, and for any and all Liquidated Damages (as this term is defined in the Investor Registration Rights Agreement). David Gonzalez, Esq. shall be paid a cash fee of Fifty Dollars ($50) for every occasion they act pursuant to the Irrevocable Transfer Agent Instructions. The Company shall not change its transfer agent without the express written consent of the Buyer(s), which may be withheld by the Buyer(s) in its sole discretion. Prior to registration of the Conversion Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(g) hereof (in the case of the Conversion Shares prior to registration of such shares under the Securities Act) will be given by the Company to its transfer agent and that the Conversion Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Investor Registration Rights Agreement. Nothing in this Section 5 shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of Conversion Shares. If the Buyer(s) provides the Company with an opinion of counsel, in form, scope and substance customary for opinions of counsel in comparable transactions to the effect that registration of a resale by the Buyer(s) of any of the Conversion Shares is not required under the Securities Act, the Company shall within two (2) business days instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by the Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyer by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyer(s) shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

6. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Convertible Debenture to the Buyer(s) at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

(a) Each Buyer shall have executed the Transaction Documents and delivered them to the Company.

(b) The Buyer(s) shall have delivered to the Escrow Agent the Purchase Price for Convertible Debenture in respective amounts as set forth next to each Buyer as outlined on Schedule I attached hereto and the Escrow Agent shall have delivered the net proceeds to the Company by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

(c) The representations and warranties of the Buyer(s) shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Date.

7. CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

(a) The obligation of the Buyer(s) hereunder to Purchase the Convertible Debenture at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

(i) The Company shall have executed the Transaction Documents and delivered the same to the Buyer(s).

(ii) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. If requested by the Buyer, the Buyer shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Closing Date regarding the representation contained in Section 3(c) above.

(iii) The Company shall have executed and delivered to the Buyer(s) the Convertible Debenture in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.

(iv) The Buyer(s) shall have received an opinion of counsel from Schiff Hardin LLP in a form satisfactory to the Buyer(s).

(v) The Company shall have provided to the Buyer(s) a certificate of good standing from the secretary of state from the state in which the company is incorporated.

(vi) The Company and its Subsidiary shall have filed a form UCC-1 or such other forms as may be required to perfect the Buyer's interest in the Pledged Property as detailed in the Security Agreement dated the date hereof and provided proof of such filing to the Buyer(s).

(vii) The Company shall have delivered to the Escrow Agent the Pledged Shares as well executed and medallion guaranteed stock bond powers as required pursuant to the Pledge and Escrow Agreement.

(viii) The Company shall have provided to the Buyer an acknowledgement, to the satisfaction of the Buyer, from the Company's independent certified public accountants as to its ability to provide all consents required in order to file a registration statement in connection with this transaction.

(ix) The Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Convertible Debenture, shares of Common Stock to effect the conversion of all of the Conversion Shares then outstanding.

(x) The Irrevocable Transfer Agent Instructions, in form and substance satisfactory to the Buyer, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

8. INDEMNIFICATION.

(a) In consideration of the Buyer's execution and delivery of this Agreement and acquiring the Convertible Debenture and the Conversion Shares hereunder, and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Convertible Debenture and the Conversion Shares, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Convertible Debenture or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, or the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnities, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Convertible Debenture or the status of the Buyer or holder of the Convertible Debenture the Conversion Shares, as a Buyer of Convertible Debenture in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(b) In consideration of the Company's execution and delivery of this Agreement, and in addition to all of the Buyer's other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Company Indemnitees") from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer(s) in this Agreement, instrument or document contemplated hereby or thereby executed by the Buyer, (b) any breach of any covenant, agreement or obligation of the Buyer(s) contained in this Agreement, the Investor Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Investor Registration Rights Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnities. To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

9. GOVERNING LAW: MISCELLANEOUS.

(a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four
(4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

(c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(e) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(f) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company, to:       Networth Technologies, Inc.
                                      6499 N.W. 9th Avenue - Suite 304
                                      Ft. Lauderdale, Florida 33309
                                      Attention:    Anthony Joffe
                                      Telephone:    (954) 670-2300
                                      Facsimile:    (561) 392-6070

         With a copy to:              Schiff Hardin LLP
                                      1101 Connecticut Avenue, N.W. - Suite 600
                                      Washington, D.C. 20036
                                      Attention:    Ernest M. Stern, Esq.
                                      Telephone:    (202) 778-6461
                                      Facsimile:    (202) 778-6460


If to the Buyer(s), to its address and facsimile number on Schedule I, with copies to the Buyer's counsel as set forth on Schedule I. Each party shall provide five (5) days' prior written notice to the other party of any change in address or facsimile number.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

(h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(i) Survival. Unless this Agreement is terminated under Section
9(l), the representations and warranties of the Company and the Buyer(s) contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4, 5 and 9, and the indemnification provisions set forth in Section 8, shall survive the Closing for a period of two (2) years following the date on which the Convertible Debenture is converted in full. The Buyer(s) shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j) Publicity. The Company and the Buyer(s) shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer(s), to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Company shall use its best efforts to consult the Buyer(s) in connection with any such press release or other public disclosure prior to its release and Buyer(s) shall be provided with a copy thereof upon release thereof).

(k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(l) Termination. In the event that the Closing shall not have occurred with respect to the Buyers on or before five (5) business days from the date hereof due to the Company's or the Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party's failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party; provided, however, that if this Agreement is terminated by the Company pursuant to this Section 9(l), the Company shall remain obligated to reimburse the Buyer(s) for the fees and expenses of Yorkville Advisors Management, LLC described in Section 4(g) above.

(m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                    [REMAINDER PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

                                    COMPANY:
                           NETWORTH TECHNOLOGIES, INC.


                                             By:  /s/ Anthony Joffe
                                             ---------------------------------
                                             Name:    Anthony Joffe
                                             Title:   President

                                    EXHIBIT A

                 FORM OF INVESTOR REGISTRATION RIGHTS AGREEMENT

                                    EXHIBIT B

                            FORM OF ESCROW AGREEMENT

                                    EXHIBIT C

                               SECURITY AGREEMENT

                                    EXHIBIT D

                           PLEDGE AND ESCROW AGREEMENT

                                    EXHIBIT E

                          SUBSIDIARY SECURITY AGREEMENT

                                    EXHIBIT F

                     IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

                                   SCHEDULE I

                               SCHEDULE OF BUYERS


                                                                                  Address/Facsimile             Amount of
                 Name                              Signature                       Number of Buyer             Subscription
    --------------------------------------------------------------------------------------------------------------------------

    Montgomery Equity Partners, Ltd.       By:   Yorkville Advisors, LLC     101 Hudson Street - Suite 3700            $250,000
                                           Its:  General Partner             Jersey City, NJ  07303
                                                                             Facsimile:        (201) 985-8266

                                           By: /s/ Mark Angelo
                                              ----------------------
                                           Name: Mark Angelo
                                           Its: Portfolio Manager

    With a copy to:                        Troy Rillo, Esq.                  101 Hudson Street - Suite 3700
                                                                             Jersey City, NJ 07302
                                                                             Facsimile:           (201)
                                                                             985-8266


                   APPENDIX I - SUBSIDIARY SECURITY AGREEMENT
                          SUBSIDIARY SECURITY AGREEMENT

THIS SUBSIDIARY SECURITY AGREEMENT (the "Agreement"), is entered into and made effective as of December 20, 2005, by and between SOLUTION TECHNOLOGY INTERNATIONAL, INC., a Delaware corporation (the "Company"), and MONTGOMERY EQUITY PARTNERS, LTD. (the "Secured Party").

WHEREAS, the Company is a wholly owned subsidiary of Networth Technologies, Inc. (the "Parent");

WHEREAS, on the date hereof, the Parent shall issue and sell to the Secured Party, as provided in the Securities Purchase Agreement dated the date hereof, and the Secured Party shall purchase up to Two Hundred Fifty Thousand Dollars ($250,000) of twelve percent (12%) secured convertible debenture (the "Convertible Debenture"), which shall be convertible into shares of common stock of the Parent, par value $0.01 (the "Common Stock") (as converted, the "Conversion Shares"), in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached to the Securities Purchase Agreement;

WHEREAS, the Company shall benefit from the sale of the Convertible Debenture by the Parent to the Secured Party;

WHEREAS, to induce the Secured Party to enter into the transaction contemplated by the Securities Purchase Agreement, the Secured Convertible Debenture, the Investor Registration Rights Agreement, the Irrevocable Transfer Agent Instructions, the Pledge and Escrow Agreement and the Escrow Agreement (collectively referred to as the "Transaction Documents"), the Company hereby grants to the Secured Party a security interest in and to the pledged property identified on Exhibit "A" hereto (collectively referred to as the "Pledged Property") until the satisfaction of the Obligations, as defined herein below; and

WHEREAS, the parties acknowledge that the security interest created to the Secured Party is a third priority lien junior to both Crosshill Georgetown Capital, LP and Cornell Capital Partners, LP as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE 1.

                         DEFINITIONS AND INTERPRETATIONS

Section 1.1. Recitals.

The above recitals are true and correct and are incorporated herein, in their entirety, by this reference.

Section 1.2. Interpretations.

Nothing herein expressed or implied is intended or shall be construed to confer upon any person other than the Secured Party any right, remedy or claim under or by reason hereof.

Section 1.3. Obligations Secured.

The obligations secured hereby are any and all obligations of the Company or the Parent now existing or hereinafter incurred to the Secured Party, whether oral or written and whether arising before, on or after the date hereof including, without limitation, those obligations of the Parent to the Secured Party under the Securities Purchase Agreement, the Secured Convertible Debenture, the Investor Registration Rights Agreement and Irrevocable Transfer Agent Instructions, and any other amounts now or hereafter owed to the Secured Party by the Parent thereunder or hereunder (collectively, the "Obligations").

                                   ARTICLE 2.

              PLEDGED COLLATERAL, ADMINISTRATION OF COLLATERAL AND
                        TERMINATION OF SECURITY INTEREST

Section 2.1. Pledged Property.

(a) Subject to the Intercreditor Agreement dated June 28, 2004 between the Company and Crosshill Georgetown Capital, LP (the "Intercreditor Agreement"), the Company hereby pledges to the Secured Party, and creates in the Secured Party for its benefit, a security interest for such time until the Obligations are paid in full, in and to all of the property of the Company as set forth in Exhibit "A" attached hereto (collectively, the "Pledged Property"):

The Pledged Property, as set forth in Exhibit "A" attached hereto, and the products thereof and the proceeds of all such items are hereinafter collectively referred to as the "Pledged Collateral."

(b) Simultaneously with the execution and delivery of this Agreement, the Company shall make, execute, acknowledge, file, record and deliver to the Secured Party any documents reasonably requested by the Secured Party to perfect its security interest in the Pledged Property. Simultaneously with the execution and delivery of this Agreement, the Company shall make, execute, acknowledge and deliver to the Secured Party such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party's reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Pledged Property, and the Secured Party shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

Section 2.2. Rights; Interests; Etc.

(a) So long as no Event of Default (as hereinafter defined) shall have occurred and be continuing:

(i) the Company shall be entitled to exercise any and all rights pertaining to the Pledged Property or any part thereof for any purpose not inconsistent with the terms hereof; and

(ii) the Company shall be entitled to receive and retain any and all payments paid or made in respect of the Pledged Property.

(b) Upon the occurrence and during the continuance of an Event of Default:

(i) All rights of the Company to exercise the rights which it would otherwise be entitled to exercise pursuant to Section 2.2(a)(i) hereof and to receive payments which it would otherwise be authorized to receive and retain pursuant to Section 2.2(a)(ii) hereof shall be suspended, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole right to exercise such rights and to receive and hold as Pledged Collateral such payments; provided, however, that if the Secured Party shall become entitled and shall elect to exercise its right to realize on the Pledged Collateral pursuant to Article 5 hereof, then all cash sums received by the Secured Party, or held by Company for the benefit of the Secured Party and paid over pursuant to
Section 2.2(b)(ii) hereof, shall be applied against any outstanding Obligations; and

(ii) All interest, dividends, income and other payments and distributions which are received by the Company contrary to the provisions of Section 2.2(b)(i) hereof shall be received in trust for the benefit of the Secured Party, shall be segregated from other property of the Company and shall be forthwith paid over to the Secured Party; or

(iii) The Secured Party in its sole discretion shall be authorized to sell any or all of the Pledged Property at public or private sale in order to recoup all of the outstanding principal plus accrued interest owed pursuant to the Convertible Debenture as described herein

(iv) An "Event of Default" under the Convertible Debenture of even date herewith shall constitute an Event of Default hereunder between the Parent and the Secured Party.

                                   ARTICLE 3.

                          ATTORNEY-IN-FACT; PERFORMANCE

Section 3.1. Secured Party Appointed Attorney-In-Fact.

Upon the occurrence of an Event of Default, the Company hereby appoints the Secured Party as its attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time in the Secured Party's discretion to take any action and to execute any instrument which the Secured Party may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to the Company representing any payments in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. The Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Property as and when the Secured Party may determine. To facilitate collection, the Secured Party may notify account debtors and obligors on any Pledged Property or Pledged Collateral to make payments directly to the Secured Party.

Section 3.2. Secured Party May Perform.

If the Company fails to perform any agreement contained herein, the Secured Party, at its option, may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be included in the Obligations secured hereby and payable by the Company under Section 8.3.

                                   ARTICLE 4.

                         REPRESENTATIONS AND WARRANTIES

Section 4.1. Authorization; Enforceability.

Each of the parties hereto represents and warrants that it has taken all action necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby; and upon execution and delivery, this Agreement shall constitute a valid and binding obligation of the respective party, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights or by the principles governing the availability of equitable remedies.

Section 4.2. Ownership of Pledged Property.

The Company warrants and represents that it is the legal and beneficial owner of the Pledged Property free and clear of any lien, security interest, option or other charge or encumbrance except for the security interest created by this Agreement and any security interest created pursuant to the Intercreditor Agreement and the security interest created by the Amended and Restated Security Agreement and any and all related documents, instruments and agreements thereto between the Company and Cornell Capital Partners, LP of even date herewith.

                                   ARTICLE 5.

                    DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL

Section 5.1. Default and Remedies.

(a) If an Event of Default described in Section 2.2(c)(i) and
(ii) occurs, then in each such case the Secured Party may declare the Obligations to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, the Obligations shall become immediately due and payable. If an Event of Default described in Sections 2.2(c)(iii) or
(iv) occurs and is continuing for the period set forth therein, then the Obligations shall automatically become immediately due and payable without declaration or other act on the part of the Secured Party.

(b) Upon the occurrence of an Event of Default, the Secured Party shall: (i) be entitled to receive all distributions with respect to the Pledged Collateral,

(ii) to cause the Pledged Property to be transferred into the name of the Secured Party or its nominee, (iii) to dispose of the Pledged Property, and (iv) to realize upon any and all rights in the Pledged Property then held by the Secured Party.

Section 5.2. Method of Realizing Upon the Pledged Property; Other Remedies.

Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, the following provisions shall govern the Secured Party's right to realize upon the Pledged Property:

(a) Any item of the Pledged Property may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that the Secured Party shall give the Company ten (10) days' prior written notice of the time and place or of the time after which a private sale may be made (the "Sale Notice")), which notice period shall in any event is hereby agreed to be commercially reasonable. At any sale or sales of the Pledged Property, the Company may bid for and purchase the whole or any part of the Pledged Property and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to the Secured Party. The Company will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as the Secured Party reasonably shall require in connection with any such sale.

(b) Any cash being held by the Secured Party as Pledged Collateral and all cash proceeds received by the Secured Party in respect of, sale of, collection from, or other realization upon all or any part of the Pledged Collateral shall be applied as follows:

(i) to the payment of all amounts due the Secured Party for the expenses reimbursable to it hereunder or owed to it pursuant to Section 8.3 hereof;

(ii) to the payment of the Obligations then due and unpaid.

(iii) the balance, if any, to the person or persons entitled thereto, including, without limitation, the Company.

(c) In addition to all of the rights and remedies which the Secured Party may have pursuant to this Agreement, the Secured Party shall have all of the rights and remedies provided by law, including, without limitation, those under the Uniform Commercial Code.

(i) If the Company fails to pay such amounts due upon the occurrence of an Event of Default which is continuing, then the Secured Party may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Company, wherever situated. The Secured Party may proceed against the Company without proceeding first against any other party, including, without limitation, the Parent.

(ii) The Company agrees that it shall be liable for any reasonable fees, expenses and costs incurred by the Secured Party in connection with enforcement, collection and preservation of the Transaction Documents, including, without limitation, reasonable legal fees and expenses, and such amounts shall be deemed included as Obligations secured hereby and payable as set forth in Section 8.3 hereof.

Section 5.3. Proofs of Claim.

In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or the property of the Company or of such other obligor or its creditors, the Secured Party (irrespective of whether the Obligations shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Secured Party shall have made any demand on the Company for the payment of the Obligations), subject to the rights of Previous Security Holders, shall be entitled and empowered, by intervention in such proceeding or otherwise:

(i) to file and prove a claim for the whole amount of the Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Secured Party (including any claim for the reasonable legal fees and expenses and other expenses paid or incurred by the Secured Party permitted hereunder and of the Secured Party allowed in such judicial proceeding), and

(ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by the Secured Party to make such payments to the Secured Party and, in the event that the Secured Party shall consent to the making of such payments directed to the Secured Party, to pay to the Secured Party any amounts for expenses due it hereunder.

Section 5.4. Duties Regarding Pledged Collateral.

The Secured Party shall have no duty as to the collection or protection of the Pledged Property or any income thereon or as to the preservation of any rights pertaining thereto, beyond the safe custody and reasonable care of any of the Pledged Property actually in the Secured Party's possession.

                                   ARTICLE 6.

                              AFFIRMATIVE COVENANTS

The Company covenants and agrees that, from the date hereof and until the Obligations have been fully paid and satisfied, unless the Secured Party shall consent otherwise in writing (as provided in Section 8.4 hereof):

Section 6.1. Existence, Properties, Etc.

(a) The Company shall do, or cause to be done, all things, or proceed with due diligence with any actions or courses of action, that may be reasonably necessary (i) to maintain Company's due organization, valid existence and good standing under the laws of its state of incorporation, and (ii) to preserve and keep in full force and effect all qualifications, licenses and registrations in those jurisdictions in which the failure to do so could have a Material Adverse Effect (as defined below); and (b) the Company shall not do, or cause to be done, any act impairing the Company's corporate power or authority (i) to carry on the Company's business as now conducted, and (ii) to execute or deliver this Agreement or any other document delivered in connection herewith, including, without limitation, any UCC-1 Financing Statements required by the Secured Party (which other loan instruments collectively shall be referred to as the "Loan Instruments") to which it is or will be a party, or perform any of its obligations hereunder or thereunder. For purpose of this Agreement, the term "Material Adverse Effect" shall mean any material and adverse affect as determined by Secured Party in its reasonable discretion, whether individually or in the aggregate, upon (a) the Company's assets, business, operations, properties or condition, financial or otherwise; (b) the Company's to make payment as and when due of all or any part of the Obligations; or (c) the Pledged Property.

Section 6.2. Financial Statements and Reports.

The Company shall provide the Security Party with such financial data as the Secured Party may reasonably request, within a reasonable time after any such request, including, without limitation the following financial data:

(a) The balance sheet of the Company as of the close of each fiscal year, the statement of earnings and retained earnings of the Company as of the close of such fiscal year, and statement of cash flows for the Company for such fiscal year, all in reasonable detail, prepared in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct and accompanied by a certificate of the chief executive and chief financial officers of the Company, stating that the Company has kept, observed, performed and fulfilled each covenant, term and condition of this Agreement and the other Loan Instruments during such fiscal year and that no Event of Default hereunder has occurred and is continuing, or if an Event of Default has occurred and is continuing, specifying the nature of same, the period of existence of same and the action the Company proposes to take in connection therewith;

(b) A balance sheet of the Company as of the close of each month, and statement of earnings and retained earnings of the Company as of the close of such month, all in reasonable detail, and prepared substantially in accordance with generally accepted accounting principles consistently applied, certified by the chief executive and chief financial officers of the Company as being true and correct; and

(c) Copies of all accountants' reports and accompanying financial reports submitted to the Company by independent accountants in connection with each annual examination of the Company.

Section 6.3. Accounts and Reports.

The Company shall maintain a standard system of accounting in accordance with generally accepted accounting principles consistently applied and provide, at its sole expense, to the Secured Party the following:

(a) as soon as available, a copy of any notice or other communication alleging any nonpayment or other material breach or default, or any foreclosure or other action respecting any material portion of its assets and properties, received respecting any of the indebtedness of the Company in excess of $50,000 (other than the Obligations), or any demand or other request for payment under any guaranty, assumption, purchase agreement or similar agreement or arrangement respecting the indebtedness or obligations of others in excess of $50,000, including any received from any person acting on behalf of the Secured Party or beneficiary thereof; and

(b) within fifteen (15) days after the making of each submission or filing, a copy of any report, financial statement, notice or other document, whether periodic or otherwise, submitted to the shareholders of the Company, or submitted to or filed by the Company with any governmental authority involving or affecting (i) the Company that could have a Material Adverse Effect; (ii) the Obligations; (iii) any part of the Pledged Collateral; or (iv) any of the transactions contemplated in this Agreement or the Loan Instruments.

Section 6.4. Maintenance of Books and Records; Inspection.

The Company shall maintain its books, accounts and records in accordance with generally accepted accounting principles consistently applied, and permit the Secured Party, its officers and employees and any professionals designated by the Secured Party in writing, at any time to visit and inspect any of its properties (including but not limited to the collateral security described in the Transaction Documents and/or the Loan Instruments), corporate books and financial records, and to discuss its accounts, affairs and finances with any employee, officer or director thereof.

Section 6.5. Maintenance and Insurance.

(a) The Company shall maintain or cause to be maintained, at its own expense, all of its assets and properties in good working order and condition, subject to ordinary wear and tear, making all necessary repairs thereto and renewals and replacements thereof.

(b) The Company shall maintain or cause to be maintained, at its own expense, insurance in form, substance and amounts (including deductibles), which the Company deems reasonably necessary to the Company's business, (i) adequate to insure all assets and properties of the Company, which assets and properties are of a character usually insured by persons engaged in the same or similar business against loss or damage resulting from fire or other risks included in an extended coverage policy; (ii) against public liability and other tort claims that may be incurred by the Company; (iii) as may be required by the Transaction Documents and/or the Loan Instruments or applicable law and (iv) as may be reasonably requested by Secured Party, all with adequate, financially sound and reputable insurers.

Section 6.6. Contracts and Other Collateral.

The Company shall perform all of its obligations under or with respect to each instrument, receivable, contract and other intangible included in the Pledged Property to which the Company is now or hereafter will be party on a timely basis and in the manner therein required, including, without limitation, this Agreement.

Section 6.7. Defense of Collateral, Etc.

The Company shall defend and enforce its right, title and interest in and to any part of: (a) the Pledged Property; and (b) if not included within the Pledged Property, those assets and properties whose loss could have a Material Adverse Effect, the Company shall defend the Secured Party's right, title and interest in and to each and every part of the Pledged Property, each against all manner of claims and demands on a timely basis to the full extent permitted by applicable law.

Section 6.8. Payment of Debts, Taxes, Etc.

The Company shall pay, or cause to be paid, all of its indebtedness and other liabilities and perform, or cause to be performed, all of its obligations in accordance with the respective terms thereof, and pay and discharge, or cause to be paid or discharged, all taxes, assessments and other governmental charges and levies imposed upon it, upon any of its assets and properties on or before the last day on which the same may be paid without penalty, as well as pay all other lawful claims (whether for services, labor, materials, supplies or otherwise) as and when due

Section 6.9. Taxes and Assessments; Tax Indemnity.

The Company shall (a) file all tax returns and appropriate schedules thereto that are required to be filed under applicable law, prior to the date of delinquency, (b) pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Company, upon its income and profits or upon any properties belonging to it, prior to the date on which penalties attach thereto, and (c) pay all taxes, assessments and governmental charges or levies that, if unpaid, might become a lien or charge upon any of its properties; provided, however, that the Company in good faith may contest any such tax, assessment, governmental charge or levy described in the foregoing clauses (b) and (c) so long as appropriate reserves are maintained with respect thereto.

Section 6.10. Compliance with Law and Other Agreements.

The Company shall maintain its business operations and property owned or used in connection therewith in compliance with (a) all applicable federal, state and local laws, regulations and ordinances governing such business operations and the use and ownership of such property, and (b) all agreements, licenses, franchises, indentures and mortgages to which the Company is a party or by which the Company or any of its properties is bound. Without limiting the foregoing, the Company shall pay all of its indebtedness promptly in accordance with the terms thereof.

Section 6.11. Notice of Default.

The Company shall give written notice to the Secured Party of the occurrence of any default or Event of Default under this Agreement, the Transaction Documents or any other Loan Instrument or any other agreement of Company for the payment of money, promptly upon the occurrence thereof.

Section 6.12. Notice of Litigation.

The Company shall give notice, in writing, to the Secured Party of (a) any actions, suits or proceedings wherein the amount at issue is in excess of $50,000, instituted by any persons against the Company, or affecting any of the assets of the Company, and (b) any dispute, not resolved within fifteen (15) days of the commencement thereof, between the Company on the one hand and any governmental or regulatory body on the other hand, which might reasonably be expected to have a Material Adverse Effect on the business operations or financial condition of the Company.

                                   ARTICLE 7.

                               NEGATIVE COVENANTS

The Company covenants and agrees that, from the date hereof until the Obligations have been fully paid and satisfied, the Company shall not, unless the Secured Party shall consent otherwise in writing:

Section 7.1. Liens and Encumbrances.

Except for the Loan Agreements as that term is defined in the Intercreditor Agreement and any debt and liens created under the Amended and Restated Security Agreement and related documents, instruments and agreements of even date herewith between the Company and Cornell Capital Partners, LP, the Company shall not directly or indirectly make, create, incur, assume or permit to exist any assignment, transfer, pledge, mortgage, security interest or other lien or encumbrance of any nature in, to or against any part of the Pledged Property or of the Company's capital stock, or offer or agree to do so, or own or acquire or agree to acquire any asset or property of any character subject to any of the foregoing encumbrances (including any conditional sale contract or other title retention agreement), or assign, pledge or in any way transfer or encumber its right to receive any income or other distribution or proceeds from any part of the Pledged Property or the Company's capital stock; or enter into any sale-leaseback financing respecting any part of the Pledged Property as lessee, or cause or assist the inception or continuation of any of the foregoing.

Section 7.2. Articles, By-Laws, Mergers, Consolidations, Acquisitions and Sales.

Without the prior express written consent of the Secured Party, which consent shall not be unreasonably withheld, the Company shall not: (a) Amend its Articles of Incorporation or By-Laws; (b) be a party to any merger, consolidation or corporate reorganization, (c) purchase or otherwise acquire all or substantially all of the assets or stock of, or any partnership or joint venture interest in, any other person, firm or entity, (d) sell, transfer, convey, grant a security interest in or lease all or any substantial part of its assets, nor (e) create any subsidiaries nor convey any of its assets to any subsidiary in excess of $200,000 in the aggregate.

Section 7.3. Management, Ownership.

Tim Connolly shall remain employed by the Company in his current capacity. This provision is a material factor in the Secured Party's willingness to institute and maintain a lending relationship with the Company.

Section 7.4. Dividends, Etc.

Except for dividends payable to the Parent, the Company shall not declare or pay any dividend of any kind, in cash or in property, on any class of its capital stock, nor purchase, redeem, retire or otherwise acquire for value any shares of such stock, nor make any distribution of any kind in respect thereof, nor make any return of capital to shareholders, nor make any payments in respect of any pension, profit sharing, retirement, stock option, stock bonus, incentive compensation or similar plan (except as required or permitted hereunder), without the prior written consent of the Secured Party, which consent shall not be unreasonably withheld.

Section 7.5. Conduct of Business.

The Company will continue to engage, in an efficient and economical manner, in a business of the same general type as conducted by it on the date of this Agreement.

Section 7.6. Places of Business.

The location of the Company's chief place of business is 5210 Chairmans Court, Suite 3, Frederick, Maryland 21703. The Company shall not change the location of its chief place of business, chief executive office or any place of business disclosed to the Secured Party or move any of the Pledged Property from its current location without thirty (30) days prior written notice to the Secured Party in each instance.

                                   ARTICLE 8.

                                  MISCELLANEOUS

Section 8.1. Notices.

All notices or other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be considered as duly given on:
(a) the date of delivery, if delivered in person, by nationally recognized overnight delivery service or (b) five (5) days after mailing if mailed from within the continental United States by certified mail, return receipt requested to the party entitled to receive the same:

          If to the Secured Party:       Montgomery Equity Partners, LP
                                         101 Hudson Street, Suite 3700
                                         Jersey City, New Jersey 07302
                                         Attention:        Mark Angelo
                                                           Portfolio Manager
                                         Telephone: (201) 986-8300
                                         Facsimile: (201) 985-8266

          With a copy to:                Troy Rillo, Esq.
                                         101 Hudson Street, Suite 3700
                                         Jersey City, NJ 07302
                                         Telephone:        (201) 985-8300
                                         Facsimile:        (201) 985-8266

          And if to the Company:         Solution Technology International, Inc.
                                         5210 Chairmans Court, Suite 3
                                         Frederick, Maryland 21703
                                         Attention:        Dan L. Jonson
                                         Telephone:        (301) 668-9600
                                         Facsimile:        (301) 668-9700


Any party may change its address by giving notice to the other party stating its new address. Commencing on the tenth (10th) day after the giving of such notice, such newly designated address shall be such party's address for the purpose of all notices or other communications required or permitted to be given pursuant to this Agreement.

Section 8.2. Severability.

If any provision of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render invalid or unenforceable any other severable provision of this Agreement, and this Agreement shall be carried out as if any such invalid or unenforceable provision were not contained herein.

Section 8.3. Expenses.

In the event of an Event of Default, the Company will pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel, which the Secured Party may incur in connection with:
(i) the custody or preservation of, or the sale, collection from, or other realization upon, any of the Pledged Property; (ii) the exercise or enforcement of any of the rights of the Secured Party hereunder or (iii) the failure by the Company to perform or observe any of the provisions hereof.

Section 8.4. Waivers, Amendments, Etc.

The Secured Party's delay or failure at any time or times hereafter to require strict performance by Company of any undertakings, agreements or covenants shall not waiver, affect, or diminish any right of the Secured Party under this Agreement to demand strict compliance and performance herewith. Any waiver by the Secured Party of any Event of Default shall not waive or affect any other Event of Default, whether such Event of Default is prior or subsequent thereto and whether of the same or a different type. None of the undertakings, agreements and covenants of the Company contained in this Agreement, and no Event of Default, shall be deemed to have been waived by the Secured Party, nor may this Agreement be amended, changed or modified, unless such waiver, amendment, change or modification is evidenced by an instrument in writing specifying such waiver, amendment, change or modification and signed by the Secured Party.

Section 8.5. Continuing Security Interest.

This Agreement shall create a continuing security interest in the Pledged Property and shall: (i) remain in full force and effect until payment in full of the Obligations; and (ii) be binding upon the Company and its successors and heirs and (iii) inure to the benefit of the Secured Party and its successors and assigns. Upon the payment or satisfaction in full of the Obligations, the Company shall be entitled to the return, at its expense, of such of the Pledged Property as shall not have been sold in accordance with Section 5.2 hereof or otherwise applied pursuant to the terms hereof.

Section 8.6. Independent Representation.

Each party hereto acknowledges and agrees that it has received or has had the opportunity to receive independent legal counsel of its own choice and that it has been sufficiently apprised of its rights and responsibilities with regard to the substance of this Agreement.

Section 8.7. Applicable Law: Jurisdiction.

This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.

Section 8.8. Waiver of Jury Trial.

AS A FURTHER INDUCEMENT FOR THE SECURED PARTY TO ENTER INTO THIS AGREEMENT AND TO MAKE THE FINANCIAL ACCOMMODATIONS TO THE COMPANY, THE COMPANY HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OTHER DOCUMENTS RELATED TO THIS TRANSACTION.

Section 8.9. Entire Agreement.

This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                    COMPANY:
                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.



                                             By: /s/  Dan L. Jonson
                                             -----------------------------------
                                             Name:    Dan L. Jonson
                                             Title:   President & CEO




                                 SECURED PARTY:
                        MONTGOMERY EQUITY PARTNERS, LTD.

                           By: Yorkville Advisors, LLC
                              Its: General Partner


                                             By: /s/  Mark Angelo
                                             -----------------------------------
                                             Name:    Mark Angelo
                                             Title:   Portfolio Manager

                                    EXHIBIT A
                         DEFINITION OF PLEDGED PROPERTY

For the purpose of securing prompt and complete payment and performance by the Company of all of the Obligations, the Company unconditionally and irrevocably hereby grants to the Secured Party a continuing security interest in and to, and lien upon, the following Pledged Property of the Company:

(a) all goods of the Company, including, without limitation, machinery, equipment, furniture, furnishings, fixtures, signs, lights, tools, parts, supplies and motor vehicles of every kind and description, now or hereafter owned by the Company or in which the Company may have or may hereafter acquire any interest, and all replacements, additions, accessions, substitutions and proceeds thereof, arising from the sale or disposition thereof, and where applicable, the proceeds of insurance and of any tort claims involving any of the foregoing;

(b) all inventory of the Company, including, but not limited to, all goods, wares, merchandise, parts, supplies, finished products, other tangible personal property, including such inventory as is temporarily out of Company's custody or possession and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing;

(c) all contract rights and general intangibles of the Company, including, without limitation, goodwill, trademarks, trade styles, trade names, leasehold interests, partnership or joint venture interests, patents and patent applications, copyrights, deposit accounts whether now owned or hereafter created;

(d) all documents, warehouse receipts, instruments and chattel paper of the Company whether now owned or hereafter created;

(e) all accounts and other receivables, instruments or other forms of obligations and rights to payment of the Company (herein collectively referred to as "Accounts"), together with the proceeds thereof, all goods represented by such Accounts and all such goods that may be returned by the Company's customers, and all proceeds of any insurance thereon, and all guarantees, securities and liens which the Company may hold for the payment of any such Accounts including, without limitation, all rights of stoppage in transit, replevin and reclamation and as an unpaid vendor and/or lienor, all of which the Company represents and warrants will be bona fide and existing obligations of its respective customers, arising out of the sale of goods by the Company in the ordinary course of business;

(f) to the extent assignable, all of the Company's rights under all present and future authorizations, permits, licenses and franchises issued or granted in connection with the operations of any of its facilities;

(g) all products and proceeds (including, without limitation, insurance proceeds) from the above-described Pledged Property.

                              APPENDIX J - WARRANT
                                     WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THIS WARRANT MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT.

                           NETWORTH TECHNOLOGIES, INC.

                        WARRANT TO PURCHASE COMMON STOCK

Warrant No.: MEP-001 Number of Shares: 639,834

Date of Issuance: December 20, 2005

Networth Technologies, Inc., a Delaware corporation (the "Company"), hereby certifies that, for Ten United States Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Montgomery Equity Partners, Ltd. ("Montgomery"), the registered holder hereof or its permitted assigns, is entitled, subject to the terms set forth below, to purchase from the Company upon surrender of this Warrant, at any time or times on or after the date hereof, but not after 11:59 P.M. Eastern Time on the Expiration Date (as defined herein) 639,834 fully paid and nonassessable shares of Common Stock (as defined herein) of the Company (the "Warrant Shares") at the exercise price per share provided in Section 1(b) below or as subsequently adjusted; provided, however, that in no event shall the holder be entitled to exercise this Warrant for a number of Warrant Shares in excess of that number of Warrant Shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date. For purposes of the foregoing proviso, the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such proviso is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised Warrants beneficially owned by the holder and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by the holder and its affiliates (including, without limitation, any convertible notes or preferred stock) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock a holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written request of any holder, the Company shall promptly, but in no event later than one (1) Business Day following the receipt of such notice, confirm in writing to any such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the exercise of Warrants (as defined below) by such holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.

Section 1.

(a) This Warrant is the common stock purchase warrant (the "Warrant") issued pursuant to the Securities Purchase Agreement dated the date hereof by and between the Company and Montgomery.

(b) Definitions. The following words and terms as used in this Warrant shall have the following meanings:

(i) "Approved Stock Plan" means any employee benefit plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

(ii) "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(iii) "Closing Bid Price" means the closing bid price of Common Stock as quoted on the Principal Market (as reported by Bloomberg Financial Markets ("Bloomberg") through its "Volume at Price" function).

(iv) "Common Stock" means (i) the Company's common stock, par value $0.01 per share, and (ii) any capital stock into which such Common Stock shall have been changed or any capital stock resulting from a reclassification of such Common Stock.

(v) "Excluded Securities" means, provided such security is issued at a price which is greater than or equal to the arithmetic average of the Closing Bid Prices of the Common Stock for the ten (10) consecutive trading days immediately preceding the date of issuance, any of the following: (a) any issuance by the Company of securities in connection with a strategic partnership or a joint venture (the primary purpose of which is not to raise equity capital), (b) any issuance by the Company of securities as consideration for a merger or consolidation or the acquisition of a business, product, license, or other assets of another person or entity and (c) options to purchase shares of Common Stock, provided (I) such options are issued after the date of this Warrant to employees of the Company within thirty (30) days of such employee's starting his employment with the Company, and (II) the exercise price of such options is not less than the Closing Bid Price of the Common Stock on the date of issuance of such option.

(vi) "Expiration Date" means the date three (3) years from the Issuance Date of this Warrant or, if such date falls on a Saturday, Sunday or other day on which banks are required or authorized to be closed in the City of New York or the State of New York or on which trading does not take place on the Principal Exchange or automated quotation system on which the Common Stock is traded (a "Holiday"), the next date that is not a Holiday.

(vii) "Issuance Date" means the date hereof.

(viii) "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

(ix) "Other Securities" means (i) those options and warrants of the Company issued prior to, and outstanding on, the Issuance Date of this Warrant, (ii) the shares of Common Stock issuable on exercise of such options and warrants, provided such options and warrants are not amended after the Issuance Date of this Warrant and (iii) the shares of Common Stock issuable upon exercise of this Warrant.

(x) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(xi) "Principal Market" means the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market, whichever is at the time the principal trading exchange or market for such security, or the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg or, if no bid or sale information is reported for such security by Bloomberg, then the average of the bid prices of each of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc.

(xii) "Securities Act" means the Securities Act of 1933, as amended.

(xiii) "Warrant" means this Warrant and all Warrants issued in exchange, transfer or replacement thereof.

(xiv) "Warrant Exercise Price" shall be $0.01 or as subsequently adjusted as provided in Section 8 hereof.

(xv) "Warrant Shares" means the shares of Common Stock issuable at any time upon exercise of this Warrant.

(c) Other Definitional Provisions.

(i) Except as otherwise specified herein, all references herein (A) to the Company shall be deemed to include the Company's successors and (B) to any applicable law defined or referred to herein shall be deemed references to such applicable law as the same may have been or may be amended or supplemented from time to time.

(ii) When used in this Warrant, the words "herein", "hereof", and "hereunder" and words of similar import, shall refer to this Warrant as a whole and not to any provision of this Warrant, and the words "Section", "Schedule", and "Exhibit" shall refer to Sections of, and Schedules and Exhibits to, this Warrant unless otherwise specified.

(iii) Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

Section 2. Exercise of Warrant. Subject to the terms and conditions hereof, this Warrant may be exercised by the holder hereof then registered on the books of the Company, pro rata as hereinafter provided, at any time on any Business Day on or after the opening of business on such Business Day, commencing with the first day after the date hereof, and prior to 11:59 P.M. Eastern Time on the Expiration Date, by (i) delivery of a written notice, in the form of the subscription notice attached as Exhibit A hereto (the "Exercise Notice"), of such holder's election to exercise this Warrant, which notice shall specify the number of Warrant Shares to be purchased, (ii) payment to the Company of an amount equal to the Warrant Exercise Price(s) applicable to the Warrant Shares being purchased, multiplied by the number of Warrant Shares (at the applicable Warrant Exercise Price) as to which this Warrant is being exercised (plus any applicable issue or transfer taxes) (the "Aggregate Exercise Price") in cash or wire transfer of immediately available funds and (iii) the surrender of this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) to a common carrier for overnight delivery to the Company as soon as practicable following such date. In the event of any exercise of the rights represented by this Warrant in compliance with this Section 2(a), the Company shall on the fifth (5th) Business Day following the date of receipt of the Exercise Notice, the Aggregate Exercise Price and this Warrant (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction) and the receipt of the representations of the holder specified in Section 6 hereof, if requested by the Company (the "Exercise Delivery Documents"), and if the Common Stock is DTC eligible credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with The Depository Trust Company; provided, however, if the holder who submitted the Exercise Notice requested physical delivery of any or all of the Warrant Shares, or, if the Common Stock is not DTC eligible then the Company shall, on or before the fifth (5th) Business Day following receipt of the Exercise Delivery Documents, issue and surrender to a common carrier for overnight delivery to the address specified in the Exercise Notice, a certificate, registered in the name of the holder, for the number of shares of Common Stock to which the holder shall be entitled pursuant to such request. Upon delivery of the Exercise Notice and Aggregate Exercise Price referred to in clause (ii) above the holder of this

Warrant shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised. In the case of a dispute as to the determination of the Warrant Exercise Price, the Closing Bid Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the holder the number of Warrant Shares that is not disputed and shall submit the disputed determinations or arithmetic calculations to the holder via facsimile within one (1) Business Day of receipt of the holder's Exercise Notice. If the holder and the Company are unable to agree upon the determination of the Warrant Exercise Price or arithmetic calculation of the Warrant Shares within one (1) day of such disputed determination or arithmetic calculation being submitted to the holder, then the Company shall immediately submit via facsimile (i) the disputed determination of the Warrant Exercise Price or the Closing Bid Price to an independent, reputable investment banking firm or (ii) the disputed arithmetic calculation of the Warrant Shares to its independent, outside accountant. The Company shall cause the investment banking firm or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the holder of the results no later than forty-eight (48) hours from the time it receives the disputed determinations or calculations. Such investment banking firm's or accountant's determination or calculation, as the case may be, shall be deemed conclusive absent manifest error.

(a) Unless the rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant identical in all respects to this Warrant exercised except it shall represent rights to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant exercised, less the number of Warrant Shares with respect to which such Warrant is exercised.

(b) No fractional Warrant Shares are to be issued upon any pro rata exercise of this Warrant, but rather the number of Warrant Shares issued upon such exercise of this Warrant shall be rounded up or down to the nearest whole number.

(c) If the Company or its Transfer Agent shall fail for any reason or for no reason to issue to the holder within ten (10) days of receipt of the Exercise Delivery Documents, a certificate for the number of Warrant Shares to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of Warrant Shares to which the holder is entitled upon the holder's exercise of this Warrant, the Company shall, in addition to any other remedies under this Warrant or the Placement Agent Agreement or otherwise available to such holder, pay as additional damages in cash to such holder on each day the issuance of such certificate for Warrant Shares is not timely effected an amount equal to 0.025% of the product of (A) the sum of the number of Warrant Shares not issued to the holder on a timely basis and to which the holder is entitled, and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Common Stock to the holder without violating this Section 2.

(d) If within ten (10) days after the Company's receipt of the Exercise Delivery Documents, the Company fails to deliver a new Warrant to the holder for the number of Warrant Shares to which such holder is entitled pursuant to Section 2 hereof, then, in addition to any other available remedies under this Warrant or the Placement Agent Agreement, or otherwise available to such holder, the Company shall pay as additional damages in cash to such holder on each day after such tenth (10th) day that such delivery of such new Warrant is not timely effected in an amount equal to 0.25% of the product of (A) the number of Warrant Shares represented by the portion of this Warrant which is not being exercised and (B) the Closing Bid Price of the Common Stock for the trading day immediately preceding the last possible date which the Company could have issued such Warrant to the holder without violating this Section 2.

Section 3. Covenants as to Common Stock. The Company hereby covenants and agrees as follows:

(a) This Warrant is, and any Warrants issued in substitution for or replacement of this Warrant will upon issuance be, duly authorized and validly issued.

(b) All Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

(c) During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved at least one hundred percent (100%) of the number of shares of Common Stock needed to provide for the exercise of the rights then represented by this Warrant and the par value of said shares will at all times be less than or equal to the applicable Warrant Exercise Price. If at any time the Company does not have a sufficient number of shares of Common Stock authorized and available, then the Company shall call and hold a special meeting of its stockholders within sixty
(60) days of that time for the sole purpose of increasing the number of authorized shares of Common Stock.

(d) If at any time after the date hereof the Company shall file a registration statement, the Company shall include the Warrant Shares issuable to the holder, pursuant to the terms of this Warrant and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Warrant Shares from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

(e) The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. The Company will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Warrant Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

(f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

Section 4. Taxes. The Company shall pay any and all taxes, except any applicable withholding, which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant.

Section 5. Warrant Holder Not Deemed a Stockholder. Except as otherwise specifically provided herein, no holder, as such, of this Warrant shall be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the holder of this Warrant of the Warrant Shares which he or she is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on such holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company will provide the holder of this Warrant with copies of the same notices and other information given to the stockholders of the Company generally, contemporaneously with the giving thereof to the stockholders.

Section 6. Representations of Holder. The holder of this Warrant, by the acceptance hereof, represents that it is acquiring this Warrant and the Warrant Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, the holder does not agree to hold this Warrant or any of the Warrant Shares for any minimum or other specific term and reserves the right to dispose of this Warrant and the Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. The holder of this Warrant further represents, by acceptance hereof, that, as of this date, such holder is an "accredited investor" as such term is defined in Rule 501(a)(1) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act (an "Accredited Investor"). Upon exercise of this Warrant the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired solely for the holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale and that such holder is an Accredited Investor. If such holder cannot make such representations because they would be factually incorrect, it shall be a condition to such holder's exercise of this Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

Section 7. Ownership and Transfer.

(a) The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee. The Company may treat the person in whose name any Warrant is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any transfers made in accordance with the terms of this Warrant.

Section 8. Adjustment of Warrant Exercise Price and Number of Shares. The Warrant Exercise Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time as follows:

(a) Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Issuance Date of this Warrant, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than (i) Excluded Securities and (ii) shares of Common Stock which are issued or deemed to have been issued by the Company in connection with an Approved Stock Plan or upon exercise or conversion of the Other Securities) for a consideration per share less than a price (the "Applicable Price") equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale, then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price hereunder, the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

(b) Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Section 8(a) above, the following shall be applicable:

(i) Issuance of Options. If after the date hereof, the Company in any manner grants any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion or exchange of any convertible securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 8(b)(i), the lowest price per share for which one share of Common Stock is issuable upon exercise of such Options or upon conversion or exchange of such Convertible Securities shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of the Option, upon exercise of the Option or upon conversion or exchange of any convertible security issuable upon exercise of such Option. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock or of such convertible securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities.

(ii) Issuance of Convertible Securities. If the Company in any manner issues or sells any convertible securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such convertible securities for such price per share. For the purposes of this Section 8(b)(ii), the lowest price per share for which one share of Common Stock is issuable upon such conversion or exchange shall be equal to the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the convertible security and upon conversion or exchange of such convertible security. No further adjustment of the Warrant Exercise Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such convertible securities, and if any such issue or sale of such convertible securities is made upon exercise of any Options for which adjustment of the Warrant Exercise Price had been or are to be made pursuant to other provisions of this Section 8(b), no further adjustment of the Warrant Exercise Price shall be made by reason of such issue or sale.

(iii) Change in Option Price or Rate of Conversion. If the purchase price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion or exchange of any convertible securities, or the rate at which any convertible securities are convertible into or exchangeable for Common Stock changes at any time, the Warrant Exercise Price in effect at the time of such change shall be adjusted to the Warrant Exercise Price which would have been in effect at such time had such Options or convertible securities provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold and the number of Warrant Shares issuable upon exercise of this Warrant shall be correspondingly readjusted. For purposes of this Section 8(b)(iii), if the terms of any Option or convertible security that was outstanding as of the Issuance Date of this Warrant are changed in the manner described in the immediately preceding sentence, then such Option or convertible security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such change. No adjustment pursuant to this Section 8(b) shall be made if such adjustment would result in an increase of the Warrant Exercise Price then in effect.

(c) Effect on Warrant Exercise Price of Certain Events. For purposes of determining the adjusted Warrant Exercise Price under Sections 8(a) and 8(b), the following shall be applicable:

(i) Calculation of Consideration Received. If any Common Stock, Options or convertible securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefore will be deemed to be the net amount received by the Company therefore. If any Common Stock, Options or convertible securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of marketable securities, in which case the amount of consideration received by the Company will be the market price of such securities on the date of receipt of such securities. If any Common Stock, Options or convertible securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefore will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or convertible securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Business Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the holders of Warrants representing at least two-thirds (b) of the Warrant Shares issuable upon exercise of the Warrants then outstanding. The determination of such appraiser shall be final and binding upon all parties and the fees and expenses of such appraiser shall be borne jointly by the Company and the holders of Warrants.

(ii) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for a consideration of $.01.

(iii) Treasury Shares. The number of shares of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

(iv) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in convertible securities or
(2) to subscribe for or purchase Common Stock, Options or convertible securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

(d) Adjustment of Warrant Exercise Price upon Subdivision or Combination of Common Stock. If the Company at any time after the date of issuance of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, any Warrant Exercise Price in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant will be proportionately increased. If the Company at any time after the date of issuance of this Warrant combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, any Warrant Exercise Price in effect immediately prior to such combination will be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant will be proportionately decreased. Any adjustment under this Section 8(d) shall become effective at the close of business on the date the subdivision or combination becomes effective.

(e) Distribution of Assets. If the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement or other similar transaction) (a "Distribution"), at any time after the issuance of this Warrant, then, in each such case:

(i) any Warrant Exercise Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution shall be reduced, effective as of the close of business on such record date, to a price determined by multiplying such Warrant Exercise Price by a fraction of which (A) the numerator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date minus the value of the Distribution (as determined in good faith by the Company's Board of Directors) applicable to one share of Common Stock, and (B) the denominator shall be the Closing Sale Price of the Common Stock on the trading day immediately preceding such record date; and

(ii) either (A) the number of Warrant Shares obtainable upon exercise of this Warrant shall be increased to a number of shares equal to the number of shares of Common Stock obtainable immediately prior to the close of business on the record date fixed for the determination of holders of Common Stock entitled to receive the Distribution multiplied by the reciprocal of the fraction set forth in the immediately preceding clause (i), or (B) in the event that the Distribution is of common stock of a company whose common stock is traded on a national securities exchange or a national automated quotation system, then the holder of this Warrant shall receive an additional warrant to purchase Common Stock, the terms of which shall be identical to those of this Warrant, except that such warrant shall be exercisable into the amount of the assets that would have been payable to the holder of this Warrant pursuant to the Distribution had the holder exercised this Warrant immediately prior to such record date and with an exercise price equal to the amount by which the exercise price of this Warrant was decreased with respect to the Distribution pursuant to the terms of the immediately preceding clause (i).

(f) Certain Events. If any event occurs of the type contemplated by the provisions of this Section 8 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Warrant Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, except as set forth in section 8(d),that no such adjustment pursuant to this
Section 8(f) will increase the Warrant Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this
Section 8.

(g) Notices.

(i) Immediately upon any adjustment of the Warrant Exercise Price, the Company will give written notice thereof to the holder of this Warrant, setting forth in reasonable detail, and certifying, the calculation of such adjustment.

(ii) The Company will give written notice to the holder of this Warrant at least ten (10) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock,
(B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change (as defined below), dissolution or liquidation, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

(iii) The Company will also give written notice to the holder of this Warrant at least ten (10) days prior to the date on which any Organic Change, dissolution or liquidation will take place, provided that such information shall be made known to the public prior to or in conjunction with such notice being provided to such holder.

Section 9. Purchase Rights; Reorganization, Reclassification, Consolidation, Merger or Sale.

(a) In addition to any adjustments pursuant to Section 8 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the holder of this Warrant will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

(b) Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction in each case which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change." Prior to the consummation of any (i) sale of all or substantially all of the Company's assets to an acquiring Person or (ii) other Organic Change following which the Company is not a surviving entity, the Company will secure from the Person purchasing such assets or the successor resulting from such Organic Change (in each case, the "Acquiring Entity") a written agreement (in form and substance satisfactory to the holders of Warrants representing at least two-thirds (iii) of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to deliver to each holder of Warrants in exchange for such Warrants, a security of the Acquiring Entity evidenced by a written instrument substantially similar in form and substance to this Warrant and satisfactory to the holders of the Warrants (including an adjusted warrant exercise price equal to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and exercisable for a corresponding number of shares of Common Stock acquirable and receivable upon exercise of the Warrants without regard to any limitations on exercise, if the value so reflected is less than any Applicable Warrant Exercise Price immediately prior to such consolidation, merger or sale). Prior to the consummation of any other Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the holders of Warrants representing a majority of the Warrant Shares issuable upon exercise of the Warrants then outstanding) to insure that each of the holders of the Warrants will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the Warrant Shares immediately theretofore issuable and receivable upon the exercise of such holder's Warrants (without regard to any limitations on exercise), such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of Warrant Shares which would have been issuable and receivable upon the exercise of such holder's Warrant as of the date of such Organic Change (without taking into account any limitations or restrictions on the exercisability of this Warrant).

Section 10. Lost, Stolen, Mutilated or Destroyed Warrant. If this Warrant is lost, stolen, mutilated or destroyed, the Company shall promptly, on receipt of an indemnification undertaking (or, in the case of a mutilated Warrant, the Warrant), issue a new Warrant of like denomination and tenor as this Warrant so lost, stolen, mutilated or destroyed.

Section 11. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Warrant must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of receipt is received by the sending party transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to Montgomery:             Montgomery Equity Partners, Ltd.
                                       101 Hudson Street - Suite 3700
                                       Jersey City, NJ  07302
                                       Attention:        Mark A. Angelo
                                       Telephone:        (201) 985-8300
                                       Facsimile:        (201) 985-8266

         With Copy to:                 Troy Rillo, Esq.


101 Hudson Street - Suite 3700 Jersey City, NJ 07302 Telephone: (201) 985-8300
Facsimile: (201) 985-8266

         If to the Company, to:        Networth Technologies, Inc.
                                       6499 N.W. 9th Avenue - Suite 304
                                       Ft. Lauderdale, Florida 33309
                                       Attention:        Anthony Joffe
                                       Telephone:        (954) 670-2300
                                       Facsimile:        (561) 392-6070

         With a copy to:               Schiff Hardin LLP
                                       1101 Connecticut Avenue, N.W. - Suite 600
                                       Washington, D.C. 20036
                                       Attention:        Ernest M. Stern, Esq.
                                       Telephone:        (202) 778-6461
                                       Facsimile:        (202) 778-6460


If to a holder of this Warrant, to it at the address and facsimile number set forth on Exhibit C hereto, with copies to such holder's representatives as set forth on Exhibit C, or at such other address and facsimile as shall be delivered to the Company upon the issuance or transfer of this Warrant. Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, facsimile, waiver or other communication, (or
(B) provided by a nationally recognized overnight delivery service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i),
(ii) or (iii) above, respectively.

Section 12. Date. The date of this Warrant is set forth on page 1 hereof. This Warrant, in all events, shall be wholly void and of no effect after the close of business on the Expiration Date, except that notwithstanding any other provisions hereof, the provisions of Section 8(b) shall continue in full force and effect after such date as to any Warrant Shares or other securities issued upon the exercise of this Warrant.

Section 13. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the holders of Warrants representing at least two-thirds of the Warrant Shares issuable upon exercise of the Warrants then outstanding; provided that, except for Section 8(d), no such action may increase the Warrant Exercise Price or decrease the number of shares or class of stock obtainable upon exercise of any Warrant without the written consent of the holder of such Warrant.

Section 14. Descriptive Headings; Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The corporate laws of the State of Nevada shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Hudson County and the United States District Court for the District of New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 15. Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR EACH
PARTY HERETO TO ENTER INTO THIS WARRANT, THE PARTIES HERETO HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS WARRANT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of the date first set forth above.

                           NETWORTH TECHNOLOGIES, INC.



                                             By: /s/ Anthony Joffe
                                             --------------------------------
                                             Name:    Anthony Joffe
                                             Title:   President

                              EXHIBIT A TO WARRANT

                                 EXERCISE NOTICE

                                 TO BE EXECUTED
                BY THE REGISTERED HOLDER TO EXERCISE THIS WARRANT

                           NETWORTH TECHNOLOGIES, INC.

The undersigned holder hereby exercises the right to purchase ______________ of the shares of Common Stock ("Warrant Shares") of Networth Technologies, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1. Form of Warrant Exercise Price. The Holder intends that payment of the Warrant Exercise Price shall be made on a Cash Basis with respect to ______________ Warrant Shares.

2. Payment of Warrant Exercise Price. The holder shall pay the sum of $______________ to the Company in accordance with the terms of the Warrant.

3. Delivery of Warrant Shares. The Company shall deliver to the holder _________ Warrant Shares in accordance with the terms of the Warrant.

Date: _______________ __, ______

NAME OF REGISTERED HOLDER

By:
Name:
Title:

                              EXHIBIT B TO WARRANT

                              FORM OF WARRANT POWER

FOR VALUE RECEIVED, the undersigned does hereby assign and transfer to ________________, Federal Identification No. __________, a warrant to purchase
____________ shares of the capital stock of Networth Technologies, Inc., a Delaware corporation, represented by warrant certificate no. _____, standing in the name of the undersigned on the books of said corporation. The undersigned does hereby irrevocably constitute and appoint ______________, attorney to transfer the warrants of said corporation, with full power of substitution in the premises.


         Dated:
               ------------------------  --------------------------------------

                                         By:___________________________________
                                         Name:_________________________________
                                         Title:________________________________

    APPENDIX K - AMENDED AND RESTATED INVESTOR REGISTRATION RIGHTS AGREEMENT

           AMENDED AND RESTATED INVESTOR REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of December 20, 2005, by and among NETWORTH TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and the undersigned investors listed on
Schedule I attached hereto (each, an "Investor" and collectively, the "Investors").

                                    WHEREAS:

A. Solution Technology International, Inc., a Delaware corporation ("STI"), issued to the Secured Party convertible debentures pursuant to the Securities Purchase Agreement dated June 29, 2004 between the Secured Party and STI (the "Securities Purchase Agreement"), in the aggregate principal amount of Six Hundred Thousand Dollars ($600,000), plus accrued and unpaid interest in the amount of Thirty One Thousand Twenty Seven Dollars ($31,027) (the "Prior Debentures").

B. STI was subsequently acquired by the Company on May 19, 2005 (the "Acquisition"). The Company assumed STI's obligations to Secured Party under the Securities Purchase Agreement pursuant to the Assignment and Assumption Agreement of even date herewith (the "Assumption Agreement").

C. The Company shall has issued and sold to the Investor that certain Secured Convertible Debenture of even date herewith, in the principal amount of Six Hundred Thirty One Thousand Twenty Seven Dollars ($631,027) (the "Convertible Debentures"), representing the consolidation of the Prior Debentures.

D. To induce the Investors to execute and deliver the Convertible Debentures, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations there under, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

(a) "Person" means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

(b) "Register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the "SEC").

(c) "Registrable Securities" means the shares of Common Stock issuable to the Investor upon conversion of the Convertible Debenture of even date herewith given by the Company to the Investor in the original principal amount of $631,027.

(d) "Registration Statement" means a registration statement under the Securities Act which covers the Registrable Securities.

2. REGISTRATION.

(a) Subject to the terms and conditions of this Agreement, the Company shall prepare and file, no later than thirty (30) days from the date hereof (the "Scheduled Filing Deadline"), with the SEC a registration statement on Form S-1 or SB-2 (or, if the Company is then eligible, on Form S-3) under the Securities Act (the "Initial Registration Statement") for the resale by the Investors of the Registrable Securities, which includes at least the number of shares of Common Stock to be issued upon conversion of the Convertible Debentures based on the conversion price equal to ninety percent (90%) of the average closing bid prices of the Common Stock, as quoted by Bloomberg, LP, for the five (5) trading days immediately prior to the date the Company files the Registration Statement. The Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold. Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a copy of the Initial Registration Statement to the Investors for their review and comment. The Investors shall furnish comments on the Initial Registration Statement to the Company within twenty-four (24) hours of the receipt thereof from the Company.

(b) Effectiveness of the Initial Registration Statement. The Company shall use its best efforts (i) to have the Initial Registration Statement declared effective by the SEC no later than ninety (90) days after the date filed (the "Scheduled Effective Deadline") and (ii) to insure that the Initial Registration Statement and any subsequent Registration Statement remains in effect until all of the Registrable Securities have been sold, subject to the terms and conditions of this Agreement. It shall be an event of default hereunder if the Initial Registration Statement is not filed by the Scheduled Filing Deadline or declared effective by the Scheduled Effective Deadline.

(c) Failure to File or Obtain Effectiveness of the Registration Statement. In the event the Registration Statement is not filed by the Scheduled Filing Deadline or is not declared effective by the SEC on or before the Scheduled Effective Date, or if after the Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to the Registration Statement (whether because of a failure to keep the Registration Statement effective, failure to disclose such information as is necessary for sales to be made pursuant to the Registration Statement, failure to register sufficient shares of Common Stock or otherwise then as partial relief for the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies at law or in equity), the Company will pay as liquidated damages (the "Liquidated Damages") to the holder, at the holder's option, either a cash amount or shares of the Company's Common Stock within three (3) business days, after demand therefore, equal to two percent (2%) of the liquidated value of the Convertible Debentures outstanding as Liquidated Damages for each thirty (30) day period after the Scheduled Filing Deadline or the Scheduled Effective Date as the case may be.

(d) Liquidated Damages. The Company and the Investor hereto acknowledge and agree that the sums payable under subsection 2(c) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the Investor, including the right to call a default. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Investor reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and
(iv) the Company and the Investor are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm's length.

3. RELATED OBLIGATIONS.

(a) The Company shall keep the Registration Statement effective pursuant to Rule 415 at all times until the date on which the Investor shall have sold all the Registrable Securities covered by such Registration Statement (the "Registration Period"), which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company's filing a report on Form 10-KSB, Form 10-QSB or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

(c) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) ten (10) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(d) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of such jurisdictions in the United States as any Investor reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its articles of incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(e) As promptly as practicable after becoming aware of such event or development, the Company shall notify each Investor in writing of the happening of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to each Investor. The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(f) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(g) At the reasonable request of any Investor, the Company shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request
(i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

(h) The Company shall make available for inspection by (i) any Investor and (ii) one (1) firm of accountants or other agents retained by the Investors (collectively, the "Inspectors") all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree, and each Investor hereby agrees, to hold in strict confidence and shall not make any disclosure (except to an Investor) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act,
(b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or
(c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector and the Investor has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

(i) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(j) The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) the inclusion for quotation on the National Association of Securities Dealers, Inc. OTC Bulletin Board for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this
Section 3(j).

(k) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(l) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(m) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of the Registration Statement.

(n) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(o) Within two (2) business days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

(p) The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

4. OBLIGATIONS OF THE INVESTORS.

Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Investor has not yet settled.

5. EXPENSES OF REGISTRATION.

All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal and accounting fees shall be paid by the Company.

6. INDEMNIFICATION.

With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims") incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation there under relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investors and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to
Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9 hereof.

(b) In connection with a Registration Statement, each Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(d), such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to each Investor prior to such Investor's use of the prospectus to which the Claim relates.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER THE EXHANGE ACT.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144") the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company's obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who then hold at least two-thirds (2/3) of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to fewer than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10. MISCELLANEOUS.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company, to:       Networth Technologies, Inc.
                                      6499 N.W. 9th Avenue - Suite 304
                                      Ft. Lauderdale, Florida 33309
                                      Attention:  Anthony Joffe
                                      Telephone:  (954) 670-2300
                                      Facsimile:  (561) 392-6070

         With Copy to:                Schiff Hardin LLP
                                      1101 Connecticut Avenue, N.W. - Suite 600
                                      Washington, D.C. 20036
                                      Attention:  Ernest M. Stern, Esq.
                                      Telephone:  (202) 778-6461
                                      Facsimile:  (202) 778-6460


If to an Investor, to its address and facsimile number on the Schedule of Investors attached hereto, with copies to such Investor's representatives as set forth on the Schedule of Investors or to such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) The laws of the State of New Jersey shall govern all issues concerning the relative rights of the Company and the Investors as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New Jersey. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in Hudson County, New Jersey and federal courts for the District of New Jersey sitting Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) This Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture and the Escrow Agreement dated the date hereof by and among the Company, the Investors set forth on the Schedule of Investors attached hereto, and David Gonzalez, Esq. (the "Escrow Agreement") and the Security Agreement dated the date hereof (the "Security Agreement") constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the Irrevocable Transfer Agent Instructions, the Securities Purchase Agreement and related documents including the Convertible Debenture, the Escrow Agreement and the Security Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(j) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Investor Registration Rights Agreement to be duly executed as of day and year first above written.

                                    COMPANY:
                           NETWORTH TECHNOLOGIES, INC.

                       By: _______________________________
                               Name: Anthony Joffe
                                Title: President

                                   SCHEDULE I

                              SCHEDULE OF INVESTORS

                                                         Address/Facsimile
      Name                 Signature                    Number of Investors
 ---------------   ----------------------------   ------------------------------

 Cornell Capital   By:  Yorkville Advisors, LLC   101 Hudson Street - Suite 3700
 Partners, LP      Its: General Partner           Jersey City, NJ  07303
                                                  Facsimile: (201) 985-8266

                   By: /s/ Mark Angelo
                      --------------------
                   Name: Mark Angelo
                   Its: Portfolio Manager

 With a copy to:   Troy Rillo, Esq.               101 Hudson Street - Suite 3700
                                                  Jersey City, NJ 07302
                                                  Facsimile: (201) 985-8266

                                    EXHIBIT A

                         FORM OF NOTICE OF EFFECTIVENESS
                            OF REGISTRATION STATEMENT

ATTENTION:

                         RE: NETWORTH TECHNOLOGIES, INC.

Ladies and Gentlemen:

We are counsel to Networth Technologies, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Securities Purchase Agreement") entered into by and among the Company and the investors named therein (collectively, the "Investors") pursuant to which the Company issued to the Investors shares of its Common Stock, par value $0.01 per share (the "Common Stock"). Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Investors (the "Investor Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the "Securities Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ____, the Company filed a Registration Statement on Form ________ (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange SEC (the "SEC") relating to the Registrable Securities which names each of the Investors as a selling stockholder there under.

In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

[Law Firm]

By:_________________________________

CC: [LIST NAMES OF INVESTORS]

                              APPENDIX L - GUARANTY
                                    GUARANTY

This GUARANTY dated as of December 20, 2005 (the "Guaranty"), is given, by SOLUTION TECHNOLOGY INTERNATIONAL, INC., a Delaware corporation (the "Guarantor"), in favor of CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership ("Cornell"). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Convertible Debenture of even date herewith given by NETWORTH TECHNOLOGIES, INC., a Delaware corporation (the "Company") to Cornell as amended, restated, supplemented or otherwise modified from time to time, the "Convertible Debenture."

                                    WHEREAS:

A. To induce Cornell to enter into the Convertible Debenture in the amount of Six Hundred Thirty One Thousand Twenty Seven Dollars ($631,027) of even date herewith pursuant to the Securities Purchase Agreement dated June 29, 2004 by and between the Guarantor and Cornell (in the which the obligations of the Guarantor shall be assumed by the Company pursuant to the Assignment and Assumption Agreement of even date herewith by and among the Guarantor, Cornell and the Company), the Guarantor has agreed to provide a guaranty of the payment and performance obligations of the Company under the Convertible Debenture and a Pledge Agreement (the "Pledge") of even date herewith among the Company, Cornell, and Solution Technology International, Inc. (collectively, the Note, the Pledge and this Guaranty are referred to as the "Transaction Documents").

B. The Guarantor is an affiliate of the Company and the Guarantor acknowledges that without this Guaranty Cornell would not be willing to enter into the Convertible Debenture.

NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Guarantors hereby agrees as follows:

1. Guaranty.

1.1 Guaranty. Except as otherwise provided in this Section 1.1, the Guarantor, as direct obligor and not merely as surety, hereby unconditionally, absolutely, and irrevocably guarantees to Cornell (i) that the Company shall repay to Cornell the principal amount plus accrued interest within the period of time provided in the Convertible Debenture, and all other amounts due to Cornell under the Convertible Debenture, including, without limitation, all reasonable fees and costs incurred by Cornell in collecting or securing or attempting to collect or secure the Convertible Debenture, including reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings (collectively, the "Obligations"), and (ii) the full and prompt performance and payment of all of the Company's Obligations under the Convertible Debenture and the other Transaction Documents. Except as otherwise provided in this Section 1.1, if the Company should default in the payment or performance of any of the Obligations, the Guarantor, jointly and severally with the Guarantor, as direct obligor and not merely as a surety, shall forthwith pay or perform such Obligations without notice or demand by Cornell in the manner and on the day required by this Guaranty. Notwithstanding anything to the contrary set forth above and solely with respect to the original principal amount due under the Convertible Debenture, the Guarantor shall be solely responsible for the payment of a maximum of $ 115,000.00 in principal plus interest. Cornell shall first apply the proceeds from the sale of the Company's common stock held pursuant to the Pledge to pay the principal and interest due on the Convertible Debenture prior to enforcing its rights against the Guarantor under this Guaranty.

1.2 Continuing Guaranty. The Guarantor agrees that their obligations pursuant to this Section 1 are unconditional, absolute, and irrevocable and shall not be released, discharged or affected in any way by any circumstances or condition, including without limitation:

(a) any amendment or modification or other change to any of the Transaction Documents;

(b) any failure, omission or delay on the part of the Company to conform or comply with any term of any of the Transaction Documents;

(c) any release or discharge by operation of law of the Company or any Guarantor from any obligation or agreement contained in any of the Transaction Documents or this Guaranty; and

(d) any other occurrence, circumstance, happening or event, whether similar or dissimilar to the foregoing and whether foreseen or unforeseen, which otherwise might constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which otherwise might limit recourse against the Company or the Guarantor.

1.3. Guaranty of Payment and Not of Collection. The liability of the Guarantor shall be continuing, direct and immediate and not conditional or contingent upon either the pursuit of any remedies against the Company, a Guarantor or any other person or foreclosure of any security interests or liens available to Cornell, its successors, endorsees or assigns. Cornell may accept any payment(s), plan for adjustment of debts, plan of reorganization or liquidation, or plan of composition or extension proposed by, or on behalf of, the Company or any other guarantor without in any way affecting or discharging the liability of the Guarantor. If the Obligations are partially paid, the Guarantor shall remain liable for any balance of such Obligations. This Guaranty shall be revived and reinstated in the event any payment received by Cornell on any Obligation is required to be repaid or rescinded under present or future federal or state law or regulation relating to bankruptcy, insolvency or other relief of debtors.

1.4 Discharge. The Guarantor covenants and agrees that this Guaranty will not be discharged, except by complete performance of their obligations contained herein. Notwithstanding anything to the contrary herein, so long as no amounts of principal, interest or other amounts whatsoever are due or would be made zero simultaneously with the termination hereof, the Guarantor shall have the right to terminate this Guaranty at any time by providing written notice of such termination to Cornell.

1.5 Costs and Expenses. Without limiting any obligation of the Guarantor hereunder, the Guarantor agrees, jointly and severally, to pay all reasonable fees and costs incurred by Cornell in collecting or securing or attempting to collect or secure this Guaranty or the Convertible Debenture, including, without limitation, reasonable attorneys' fees and expenses, whether or not involving litigation and/or appellate or bankruptcy proceedings.

1.6 Representations and Warranties. The Guarantor hereby represents and warrants to Cornell as follows: (a) the Guarantor has full power, right and authority to enter into and perform his obligations under this Guaranty, and this Guaranty has been duly executed and delivered by the Guarantor and constitutes the valid and binding obligation of the Guarantor and is enforceable against the Guarantor in accordance with its terms. No permits, approvals or consents of or notifications to (a) any governmental entities, or (b) any other persons or entities are necessary in connection with the execution, delivery and performance by the Guarantors of this Guaranty and the consummation by the Guarantors of the transactions contemplated hereby. Neither the execution and delivery of this Guaranty by the Guarantors nor the performance by them of the transactions contemplated hereby will:

(i) violate or conflict with or result in a breach of any provision of any law, statute, rule, regulation, order, permit, judgment, ruling, injunction, decree or other decision (collectively, "Rules") of any court or other tribunal or any governmental entity or agency binding on a Guarantor or his properties, or conflict with or cause an event of default under any contract or agreement of a Guarantor; or

(ii) require any authorization, consent, approval, exemption or other action by or notice to any court, administrative or governmental body, person, entity or any other third party.

2. Miscellaneous.

2.1 Notices, Consents, etc. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Guarantor:           Solution Technology International, Inc.
                                        5210 Chairmans Court, Suite 3
                                        Frederick, Maryland 21703
                                        Attention:        Dan L. Jonson
                                        Telephone:        (301) 668-9600
                                        Facsimile:        (301) 668-9700

                                        Schiff Hardin LLP
         With Copies to:                1101 Connecticut Avenue, N.W.
                                        Suite 600
                                        Washington, D.C. 20036
                                        Attention:        Ernest M. Stern, Esq.
                                        Telephone:        (202) 778-6461
                                        Facsimile:        (202) 778-6460
                                        Schiff Hardin LLP

         If to Cornell:                 Cornell Capital Partners, LP
                                        101 Hudson Street - Suite 3700
                                        Jersey City, New Jersey 07302
                                        Attention: Mark A. Angelo
                                                         Portfolio Manager
                                        Telephone: (201) 985-8300
                                        Facsimile: (201) 985-8266

         With Copies to:                Troy Rillo, Esq.
                                        101 Hudson Street - Suite 3700
                                        Jersey City, New Jersey 07302
                                        Telephone: (201) 985-8300
                                        Facsimile: (201) 985-8266


or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

2.2 Waiver of Presentment. To the fullest extent permitted by law and except as otherwise provided herein, the Guarantor waive demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Guarantor liable with respect to this Guaranty.

2.3 Severability. If any provision of this Guaranty is, for any reason, invalid or unenforceable, the remaining provisions of this Guaranty will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Guaranty that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

2.4 Amendment and Waiver. This Guaranty may be amended, or any provision of this Guaranty may be waived, provided that any such amendment or waiver will be binding on a party hereto only if such amendment or waiver is set forth in a writing executed by the parties hereto. The waiver by any such party hereto of a breach of any provision of this Guaranty shall not operate or be construed as a waiver of any other breach.

2.5. Headings. The subject headings of Articles and Sections of this Guaranty are included for purposes of convenience only and shall not affect the construction or interpretation of any of its provisions.

2.6 Assignment. This Guaranty will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but will not be assignable or delegable by the Guarantor. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the parties and their permitted successors and assigns.

2.7. Further Assurances. Each party will execute all documents and take such other actions as the other parties may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Guaranty.

2.8 Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the stated beneficiaries of this Guaranty and their respective permitted successors and assigns, any rights or remedies under or by reason of this Guaranty.

2.9 No Strict Construction. The language used in this Guaranty will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party hereto.

2.10 Event of Default. For purposes of this Guaranty, an event of default shall be deemed to have occurred hereunder:

(a) If the Company should default under the Convertible Debenture or in the payment or performance of any of the Obligations, the Guarantor shall fail for any reason or for no reason, to forthwith pay or perform such Obligations without notice or demand by Cornell in the manner and on the day required this Guaranty; or

(b) if the Guarantor makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Guarantor bankrupt or insolvent; or any order for relief with respect to a Guarantor is entered under any bankruptcy or insolvency laws; or the Guarantor petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Guarantor of any substantial part of the assets of the Guarantor, or commences any proceeding relating to the Guarantor under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Guarantor.

(c) if the Guarantor should default in any other obligation set forth in this Agreement.

(d) if the Guarantor should default in the Pledge Agreement.

Upon an event of default, all of the obligations of the Guarantor hereunder shall be immediately due and payable without any action on the part of Cornell, and Cornell shall be entitled to seek and institute any and all remedies available to it. No remedy conferred under this Guaranty upon the Cornell is intended to be exclusive of any other remedy available to Cornell, pursuant to the terms of this Guaranty or otherwise. No single or partial exercise by Cornell of any right, power or remedy hereunder shall preclude any other or further exercise thereof. The failure of Cornell to exercise any right or remedy under this Guaranty or otherwise, or delay in exercising such right or remedy, shall not operate as a waiver thereof.

2.11 Remedies, Other Obligations, Breaches and Injunctive Relief. Cornell's remedies provided in this Guaranty shall be cumulative and in addition to all other remedies available to the Cornell under this Guaranty or otherwise, at law or in equity (including a decree of specific performance and/or other injunctive relief), no remedy of Cornell contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy and nothing herein shall limit Cornell's right to pursue actual damages for any failure by a Guarantor to comply with the terms of this Guaranty. Every right and remedy of the Guarantor under any document executed in connection with this transaction, including but not limited to this Guaranty and the Transaction Documents or under applicable law may be exercised from time to time and as often as may be deemed expedient by Cornell. The Guarantor acknowledges that a breach by the Guarantor of its obligations hereunder will cause irreparable harm to Cornell and that the remedy at law for any such breach may be inadequate. The Guarantor therefore agrees that, in the event of any such breach or threatened breach by the Guarantor, Cornell shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, and specific performance without the necessity of showing economic loss and without any bond or other security being required.

2.12 Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Guaranty shall be governed by the internal laws of the State of New Jersey, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New Jersey or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New Jersey. Each party hereby irrevocably submits to the exclusive jurisdiction of the Superior Courts of the State of New Jersey, sitting in the city of Jersey City, Hudson County, New Jersey and the Federal District Court for the District of New Jersey sitting in Newark, New Jersey, for the adjudication of any dispute hereunder or in connection herewith or therewith, or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Guaranty and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

2.13 Waiver of Jury Trial. AS A MATERIAL INDUCEMENT FOR CORNELL TO LOAN TO THE COMPANY THE MONIES UNDER THE CONVERTIBLE DEBENTURE AND TO ACCEPT THIS GUARANTY, THE GUARANTORS HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATED IN ANY WAY TO THIS AGREEMENT AND/OR ANY AND ALL OF THE OTHER DOCUMENTS ASSOCIATED WITH THIS TRANSACTION.

2.14 Entire Agreement. This Guaranty (including the recitals hereto) and the Transaction Documents set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be signed as of the date first written above.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.



                                            By: /s/ Dan L. Jonson
                                            ------------------------------------
                                            Name: Dan L. Jonson, President & CEO

                 APPENDIX M - CONVERTIBLE COMPENSATION DEBENTURE

Dated: December ___, 2005

NEITHER THIS DEBENTURE NOR THE SECURITIES INTO WHICH THIS DEBENTURE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

NO. CCP-1 $400,000

                           NETWORTH TECHNOLOGIES, INC.

                       CONVERTIBLE COMPENSATION DEBENTURE

                              DUE DECEMBER __, 2006

This Convertible Compensation Debenture (the "Debenture") is issued by NETWORTH TECHNOLOGIES, INC., a Delaware corporation (the "Obligor"), to CORNELL CAPITAL PARTNERS, LP (the "Holder"), pursuant to that certain Standby Equity Distribution (the "Standby Equity Distribution Agreement") of even date herewith.

FOR VALUE RECEIVED, the Obligor hereby promises to pay to the Holder or its successors and assigns the principal sum of Four Hundred Thousand Dollars ($400,000) together on or before December __, 2006 (the "Maturity Date") in accordance with the following terms:

Interest. Interest shall not accrue unless there is an Event of Default (as defined herein). Upon such default, interest shall accrue on the outstanding principal balance hereof at an annual rate equal to twelve percent (12%) commencing on the date of such default. Interest shall be calculated on the basis of a 360-day year and the actual number of days elapsed, to the extent permitted by applicable law. Interest hereunder will be paid to the Holder or its assignee (as defined in Section 4) in whose name this Debenture is registered on the records of the Obligor regarding registration and transfers of Debentures (the "Debenture Register").

Right of Redemption. The Obligor at its option shall have the right, with three
(3) business days advance written notice (the "Redemption Notice"), to redeem a portion or all amounts outstanding under this Debenture prior to the Maturity Date or any Scheduled Payment date in an amount equal to the principal amount outstanding and accrued interest being redeemed, plus a redemption premium of twenty percent (20%) ("Redemption Premium") of the amount redeemed (collectively referred to as the "Redemption Amount"). The Obligor shall deliver to the Holder the Redemption Amount on the third (3rd) business day after the Redemption Notice.

In the event that the Obligor redeems a portion of the amount outstanding under this Debenture, or the Holder converts a portion of the principal amount outstanding and accrued interest under this Debenture as contemplated herein, the Obligor shall be entitled to an off-set of the amount of principal and accrued interest due pursuant to the Schedule Payment equal to the amount of principal and accrued interest redeemed or converted (the "Off-Set Amount"). In such event the Obligor shall still be obligated to make a Scheduled Payment reduced by the Off-Set Amount as contemplated hereunder.

Notwithstanding the foregoing in the event that the Obligor has elected to redeem a portion of the outstanding principal amount and accrued interest under this Debenture the Holder shall still be entitled to effectuate Conversions as contemplated hereunder.

Consent of Holder to Sell Capital Stock or Grant Security Interests. Except for the capital stock to be issued pursuant to the Amended and Restated Standby Equity Distribution Agreement or the Amended and Restated Convertible Debenture of even date herewith between the Obligor and Cornell Capital Partners, LP, and the any capital stock issued to Montgomery Equity Partners, Ltd., so long as any of the principal amount or interest on this Debenture remains unpaid and unconverted, the Obligor shall not, without the prior consent of the Holder, (i) issue or sell any common stock or preferred stock with or without consideration,
(ii) issue or sell any preferred stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire common stock with or without consideration, (iii) enter into any security instrument granting the holder a security interest in any of the assets of the Obligor, or (iv) file any registration statements on Form S-8.

This Debenture is subject to the following additional provisions:

Section 1. This Debenture is exchangeable for an equal aggregate principal amount of Debentures of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be made for such registration of transfer or exchange.

Section 2. Events of Default.

(a) An "Event of Default", wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) Any default in the payment of the principal of, interest on or other charges in respect of this Debenture, free of any claim of subordination, as and when the same shall become due and payable (whether on a Scheduled Payment due date, a Conversion Date or the Maturity Date or by acceleration or otherwise);

(ii) The Obligor shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Debenture (except as may be covered by Section 2(a)(i) hereof) or any Transaction Document (as defined in Section 4), the Amended and Restated Convertible Debenture issued by the Company to the Obligor in the principal amount of $________ and any related documents, instruments or agreements thereto of even date herewith, or the Securities Purchase Agreement and related documents, instruments or agreements by and between the Obligor and Montgomery Equity Partners, Ltd. all of even date herewith, which is not cured with in the time prescribed;

(iii) The Obligor or any subsidiary of the Obligor shall commence, or there shall be commenced against the Obligor or any subsidiary of the Obligor under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Obligor or any subsidiary of the Obligor commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Obligor or any subsidiary of the Obligor or there is commenced against the Obligor or any subsidiary of the Obligor any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Obligor or any subsidiary of the Obligor is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Obligor or any subsidiary of the Obligor suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Obligor or any subsidiary of the Obligor makes a general assignment for the benefit of creditors; or the Obligor or any subsidiary of the Obligor shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Obligor or any subsidiary of the Obligor shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Obligor or any subsidiary of the Obligor shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Obligor or any subsidiary of the Obligor for the purpose of effecting any of the foregoing;

(iv) The Obligor or any subsidiary of the Obligor shall default in any of its obligations under any other debenture or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Obligor or any subsidiary of the Obligor in an amount exceeding $400,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

(v) The Common Stock shall cease to be quoted for trading or listed for trading on either the NASD OTC Bulletin Board ("OTC"), Nasdaq SmallCap Market, New York Stock Exchange, American Stock Exchange or the Nasdaq National Market (each, a "Subsequent Market") and shall not again be quoted or listed for trading thereon within five (5) Trading Days of such delisting;

(vi) The Obligor or any subsidiary of the Obligor shall be a party to any Change of Control Transaction (as defined in Section 4);

(vii) The Obligor shall fail to file the Underlying Shares Registration Statement (as defined in Section 4) with the Commission (as defined in Section
4), or the Underlying Shares Registration Statement shall not have been declared effective by the Commission, in each case within the time periods set forth in the Registration Rights Agreement of even date herewith between the Obligor and the Holder;

(viii) If the effectiveness of the Underlying Shares Registration Statement lapses for any reason or the Holder shall not be permitted to resell the shares of Common Stock underlying this Debenture under the Underlying Shares Registration Statement, in either case, for more than five (5) consecutive Trading Days or an aggregate of eight Trading Days (which need not be consecutive Trading Days);

(ix) The Obligor shall fail for any reason to deliver Common Stock certificates to a Holder prior to the fifth (5th) Trading Day after a Conversion Date or the Obligor shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of this Debenture in accordance with the terms hereof;

(x) The Obligor shall fail for any reason to deliver the payment in cash pursuant to a Buy-In (as defined herein) within three (3) days after notice is claimed delivered hereunder;

(b) During the time that any portion of this Debenture is outstanding, if any Event of Default has occurred, the full principal amount of this Debenture, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash, provided however, the Holder may request (but shall have no obligation to request) payment of such amounts in Common Stock of the Obligor. If an Event of Default occurs and remains uncured, the Conversion Price shall be reduced to [20% of the Conversion Price. In addition to any other remedies, the Holder shall have the right (but not the obligation) to convert this Debenture at any time after (x) an Event of Default or (y) the Maturity Date at the Conversion Price then in-effect. The Holder need not provide and the Obligor hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon. Upon an Event of Default, notwithstanding any other provision of this Debenture or any Transaction Document, the Holder shall have no obligation to comply with or adhere to any limitations, if any, on the conversion of this Debenture or the sale of the Underlying Shares.

Section 3. Conversion.

(a) (i) Conversion at Option of Holder.

(A) This Debenture shall be convertible into shares of Common Stock at the option of the Holder, in whole or in part at any time and from time to time, after the Original Issue Date (as defined in Section 4) (subject to the limitations on conversion set forth in Section 3(a)(ii) hereof). The number of shares of Common Stock issuable upon a conversion hereunder equals the quotient obtained by dividing (x) the outstanding amount of this Debenture to be converted by (y) the Conversion Price (as defined in Section 3(c)(i)). The Obligor shall deliver Common Stock certificates to the Holder prior to the Fifth
(5th) Trading Day after a Conversion Date.

(B) Notwithstanding anything to the contrary contained herein, if on any Conversion Date: (1) the number of shares of Common Stock at the time authorized, unissued and unreserved for all purposes, or held as treasury stock, is insufficient to pay principal and interest hereunder in shares of Common Stock; (2) the Common Stock is not listed or quoted for trading on the OTC or on a Subsequent Market; (3) the Obligor has failed to timely satisfy its conversion; or (4) the issuance of such shares of Common Stock would result in a violation of Section 3(a)(ii), then, at the option of the Holder, the Obligor, in lieu of delivering shares of Common Stock pursuant to Section 3(a)(i)(A), shall deliver, within three (3) Trading Days of each applicable Conversion Date, an amount in cash equal to the product of the outstanding principal amount to be converted plus any interest due therein divided by the Conversion Price and multiplied by the highest closing price of the stock from date of the conversion notice till the date that such cash payment is made.

Further, if the Obligor shall not have delivered any cash due in respect of conversion of this Debenture or as payment of interest thereon by the fifth
(5th) Trading Day after the Conversion Date, the Holder may, by notice to the Obligor, require the Obligor to issue shares of Common Stock pursuant to Section 3(c), except that for such purpose the Conversion Price applicable thereto shall be the lesser of the Conversion Price on the Conversion Date and the Conversion Price on the date of such Holder demand. Any such shares will be subject to the provisions of this Section.

(C) The Holder shall effect conversions by delivering to the Obligor a completed notice in the form attached hereto as Exhibit A (a "Conversion Notice"). The date on which a Conversion Notice is delivered is the "Conversion Date." Unless the Holder is converting the entire principal amount outstanding under this Debenture, the Holder is not required to physically surrender this Debenture to the Obligor in order to effect conversions. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture plus all accrued and unpaid interest thereon in an amount equal to the applicable conversion. The Holder and the Obligor shall maintain records showing the principal amount converted and the date of such conversions. In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error.

(ii) Certain Conversion Restrictions.

(A) A Holder may not convert this Debenture or receive shares of Common Stock as payment of interest hereunder to the extent such conversion or receipt of such interest payment would result in the Holder, together with any affiliate thereof, beneficially owning (as determined in accordance with Section 13(d) of the Exchange Act and the rules promulgated thereunder) in excess of 4.9% of the then issued and outstanding shares of Common Stock, including shares issuable upon conversion of, and payment of interest on, this Debenture held by such Holder after application of this Section. Since the Holder will not be obligated to report to the Obligor the number of shares of Common Stock it may hold at the time of a conversion hereunder, unless the conversion at issue would result in the issuance of shares of Common Stock in excess of 4.9% of the then outstanding shares of Common Stock without regard to any other shares which may be beneficially owned by the Holder or an affiliate thereof, the Holder shall have the authority and obligation to determine whether the restriction contained in this Section will limit any particular conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the principal amount of this Debenture is convertible shall be the responsibility and obligation of the Holder. If the Holder has delivered a Conversion Notice for a principal amount of this Debenture that, without regard to any other shares that the Holder or its affiliates may beneficially own, would result in the issuance in excess of the permitted amount hereunder, the Obligor shall notify the Holder of this fact and shall honor the conversion for the maximum principal amount permitted to be converted on such Conversion Date in accordance with the periods described in
Section 3(a)(i)(A) and, at the option of the Holder, either retain any principal amount tendered for conversion in excess of the permitted amount hereunder for future conversions or return such excess principal amount to the Holder. The provisions of this Section may be waived by a Holder (but only as to itself and not to any other Holder) upon not less than 65 days prior notice to the Obligor. Other Holders shall be unaffected by any such waiver.

(b) (i) Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 2 herein for the Obligor 's failure to deliver certificates representing shares of Common Stock upon conversion within the period specified herein and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

(ii) In addition to any other rights available to the Holder, if the Obligor fails to deliver to the Holder such certificate or certificates pursuant to
Section 3(a)(i)(A) by the fifth (5th) Trading Day after the Conversion Date, and if after such fifth (5th) Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by such Holder of the Underlying Shares which the Holder anticipated receiving upon such conversion (a "Buy-In"), then the Obligor shall (A) pay in cash to the Holder (in addition to any remedies available to or elected by the Holder) the amount by which (x) the Holder's total purchase price (including brokerage commissions, if any) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder anticipated receiving from the conversion at issue multiplied by (2) the market price of the Common Stock at the time of the sale giving rise to such purchase obligation and (B) at the option of the Holder, either reissue a Debenture in the principal amount equal to the principal amount of the attempted conversion or deliver to the Holder the number of shares of Common Stock that would have been issued had the Obligor timely complied with its delivery requirements under
Section 3(a)(i)(A). For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of Debentures with respect to which the market price of the Underlying Shares on the date of conversion was a total of $10,000 under clause
(A) of the immediately preceding sentence, the Obligor shall be required to pay the Holder $1,000. The Holder shall provide the Obligor written notice indicating the amounts payable to the Holder in respect of the Buy-In.

(c) (i) The conversion price (the "Conversion Price") in effect on any Conversion Date shall be equal to $0.05, which may be adjusted pursuant to the other terms of this Debenture.

(ii) If the Obligor, at any time while this Debenture is outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Obligor, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(iii) If the Obligor, at any time while this Debenture is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holder) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Closing Bid Price at the record date mentioned below, then the Conversion Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants (plus the number of additional shares of Common Stock offered for subscription or purchase), and of which the numerator shall be the number of shares of the Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants, plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Closing Bid Price. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants. However, upon the expiration of any such right, option or warrant to purchase shares of the Common Stock the issuance of which resulted in an adjustment in the Conversion Price pursuant to this Section, if any such right, option or warrant shall expire and shall not have been exercised, the Conversion Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Conversion Price made pursuant to the provisions of this Section after the issuance of such rights or warrants) had the adjustment of the Conversion Price made upon the issuance of such rights, options or warrants been made on the basis of offering for subscription or purchase only that number of shares of the Common Stock actually purchased upon the exercise of such rights, options or warrants actually exercised.

(iv) If the Obligor or any subsidiary thereof, as applicable, with respect to Common Stock Equivalents (as defined below), at any time while this Debenture is outstanding, shall issue shares of Common Stock or rights, warrants, options or other securities or debt that are convertible into or exchangeable for shares of Common Stock ("Common Stock Equivalents") entitling any Person to acquire shares of Common Stock, at a price per share less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalent so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then, at the sole option of the Holder, the Conversion Price shall be adjusted to mirror the conversion, exchange or purchase price for such Common Stock or Common Stock Equivalents (including any reset provisions thereof) at issue. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued. The Obligor shall notify the Holder in writing, no later than one (1) business day following the issuance of any Common Stock or Common Stock Equivalent subject to this Section, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. No adjustment under this Section shall be made as a result of issuances and exercises of options to purchase shares of Common Stock issued for compensatory purposes pursuant to any of the Obligor's stock option or stock purchase plans.

(v) If the Obligor, at any time while this Debenture is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security, then in each such case the Conversion Price at which this Debenture shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Bid Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Bid Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(vi) In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to, at its option,
(A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder of this Debenture shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Obligor into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Debenture could have been converted immediately prior to such reclassification or share exchange would have been entitled, or (B) require the Obligor to prepay the outstanding principal amount of this Debenture, plus all interest and other amounts due and payable thereon. The entire prepayment price shall be paid in cash. This provision shall similarly apply to successive reclassifications or share exchanges.

(vii) The Obligor shall maintain a share reserve of not less than 100% of the shares of Common Stock issuable upon conversion of this Debenture; and within three (3) Business Days following the receipt by the Obligor of a Holder's notice that such minimum number of Underlying Shares is not so reserved, the Obligor shall promptly reserve a sufficient number of shares of Common Stock to comply with such requirement.

(viii) All calculations under this Section 3 shall be rounded up to the nearest $0.001 of a share.

(ix) Whenever the Conversion Price is adjusted pursuant to Section 3 hereof, the Obligor shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(x) If (A) the Obligor shall declare a dividend (or any other distribution) on the Common Stock; (B) the Obligor shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Obligor shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Obligor shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Obligor is a party, any sale or transfer of all or substantially all of the assets of the Obligor, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Obligor shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Obligor; then, in each case, the Obligor shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be mailed to the Holder at its last address as it shall appear upon the stock books of the Obligor, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert this Debenture during the 20-day calendar period commencing the date of such notice to the effective date of the event triggering such notice.

(xi) In case of any (1) merger or consolidation of the Obligor or any subsidiary of the Obligor with or into another Person, or (2) sale by the Obligor or any subsidiary of the Obligor of more than one-half of the assets of the Obligor in one or a series of related transactions, a Holder shall have the right to (A) exercise any rights under Section 2(b), (B) convert the aggregate amount of this Debenture then outstanding into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such aggregate principal amount of this Debenture could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a convertible Debenture with a principal amount equal to the aggregate principal amount of this Debenture then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which such newly issued convertible Debenture shall have terms identical (including with respect to conversion) to the terms of this Debenture, and shall be entitled to all of the rights and privileges of the Holder of this Debenture set forth herein and the agreements pursuant to which this Debentures were issued. In the case of clause (C), the conversion price applicable for the newly issued shares of convertible preferred stock or convertible Debentures shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

(d) The Obligor covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Debenture and payment of interest on this Debenture, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Obligor as to reservation of such shares set forth in this Debenture) be issuable (taking into account the adjustments and restrictions of Sections 2(b) and 3(c)) upon the conversion of the outstanding principal amount of this Debenture and payment of interest hereunder. The Obligor covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable and, if the Underlying Shares Registration Statement has been declared effective under the Securities Act, registered for public sale in accordance with such Underlying Shares Registration Statement.

(e) Upon a conversion hereunder the Obligor shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Bid Price at such time. If the Obligor elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(f) The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Obligor shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Debenture so converted and the Obligor shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Obligor the amount of such tax or shall have established to the satisfaction of the Obligor that such tax has been paid.

(g) Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one

(1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

         If to the Company, to:        Networth Technologies, Inc.
                                       6499 N.W. 9th Avenue - Suite 304
                                       Ft. Lauderdale, Florida 33309
                                       Attention:  Anthony Joffe
                                       Telephone:  (954) 670-2300
                                       Facsimile:  (561) 392-6070

         With a copy to:               Schiff Hardin LLP
                                       1101 Connecticut Avenue, N.W. - Suite 600
                                       Washington, D.C. 20036
                                       Attention:  Ernest M. Stern, Esq.
                                       Telephone:  (202) 778-6461
                                       Facsimile:  (202) 778-6460

         If to the Holder:             Cornell Capital Partners, LP
                                       101 Hudson Street, Suite 3700
                                       Jersey City, NJ  07303
                                       Attention:  Mark Angelo
                                       Telephone:  (201) 985-8300

         With a copy to:               Troy Rillo, Esq.
                                       101 Hudson Street - Suite 3700
                                       Jersey City, NJ 07302
                                       Telephone:  (201) 985-8300
                                       Facsimile:  (201) 985-8266


or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) business days prior to the effectiveness of such change. Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Section 4. Definitions. For the purposes hereof, the following terms shall have the following meanings:

"Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions are authorized or required by law or other government action to close.

"Change of Control Transaction" means the occurrence of (a) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Obligor, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Obligor (except that the acquisition of voting securities by the Holder shall not constitute a Change of Control Transaction for purposes hereof), (b) a replacement at one time or over time of more than one-half of the members of the board of directors of the Obligor which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (c) the merger, consolidation or sale of fifty percent (50%) or more of the assets of the Obligor or any subsidiary of the Obligor in one or a series of related transactions with or into another entity, or (d) the execution by the Obligor of an agreement to which the Obligor is a party or by which it is bound, providing for any of the events set forth above in (a), (b) or (c).

"Commission" means the Securities and Exchange Commission.

"Common Stock" means the common stock, par value $0.001, of the Obligor and stock of any other class into which such shares may hereafter be changed or reclassified.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Funding Event" means any transaction or series of transactions closed after the Original Issue Date in which the Obligor raises $2,500,000 or more through the sale of their equity securities or securities exercisable or convertible into equity securities.

"Original Issue Date" shall mean the date of the first issuance of this Debenture regardless of the number of transfers and regardless of the number of instruments, which may be issued to evidence such Debenture.

"Closing Bid Price" means the price per share in the last reported trade of the Common Stock on the OTC or on the exchange which the Common Stock is then listed as quoted by Bloomberg, LP.

"Person" means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Trading Day" means a day on which the shares of Common Stock are quoted on the OTC or quoted or traded on such Subsequent Market on which the shares of Common Stock are then quoted or listed; provided, that in the event that the shares of Common Stock are not listed or quoted, then Trading Day shall mean a Business Day.

"Transaction Documents" means the Amended and Restated Standby Equity Distribution Agreement or any other agreement delivered in connection with the Amended and Restated Standby Equity Distribution Agreement, including, without limitation, the Amended and Restated Registration Rights Agreement, the Amended and Restated Escrow Agreement, and the Placement Agent Agreement.

"Underlying Shares" means the shares of Common Stock issuable upon conversion of this Debenture or as payment of interest in accordance with the terms hereof.

"Underlying Shares Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement, covering among other things the resale of the Underlying Shares and naming the Holder as a "selling stockholder" thereunder.

Section 5. Except as expressly provided herein, no provision of this Debenture shall alter or impair the obligations of the Obligor, which are absolute and unconditional, to pay the principal of, interest and other charges (if any) on, this Debenture at the time, place, and rate, and in the coin or currency, herein prescribed. This Debenture is a direct obligation of the Obligor. This Debenture ranks pari passu with all other Debentures now or hereafter issued under the terms set forth herein. As long as this Debenture is outstanding, the Obligor shall not and shall cause their subsidiaries not to, without the consent of the Holder, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; or (iii) enter into any agreement with respect to any of the foregoing.

Section 6. This Debenture shall not entitle the Holder to any of the rights of a stockholder of the Obligor, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Obligor, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 7. If this Debenture is mutilated, lost, stolen or destroyed, the Obligor shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Debenture, or in lieu of or in substitution for a lost, stolen or destroyed Debenture, a new Debenture for the principal amount of this Debenture so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Debenture, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Obligor.

Section 8. No indebtedness of the Obligor is senior to this Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise. Without the Holder's consent, the Obligor will not and will not permit any of their subsidiaries to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits there from that is senior in any respect to the obligations of the Obligor under this Debenture.

Section 9. This Debenture shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to conflicts of laws thereof. Each of the parties consents to the jurisdiction of the Superior Courts of the State of New Jersey sitting in Hudson County, New Jersey and the U.S. District Court for the District of New Jersey sitting in Newark, New Jersey in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 10. If the Obligor fails to strictly comply with the terms of this Debenture, then the Obligor shall reimburse the Holder promptly for all fees, costs and expenses, including, without limitation, attorneys' fees and expenses incurred by the Holder in any action in connection with this Debenture, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Holder's rights, remedies and obligations, (ii) collecting any sums which become due to the Holder, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder.

Section 11. Any waiver by the Holder of a breach of any provision of this Debenture shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Debenture. The failure of the Holder to insist upon strict adherence to any term of this Debenture on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Debenture. Any waiver must be in writing.

Section 12. If any provision of this Debenture is invalid, illegal or unenforceable, the balance of this Debenture shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Obligor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Obligor from paying all or any portion of the principal of or interest on this Debenture as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Obligor (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

Section 13. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 14. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES' ACCEPTANCE OF THIS AGREEMENT.

                   [REMAINDER OF PAGE INTENTIONLLY LEFT BLANK]

IN WITNESS WHEREOF, the Obligor has caused this Compensation Debenture to be duly executed by a duly authorized officer as of the date set forth above.

                           NETWORTH TECHNOLOGIES, INC.



                                             By: /s/ Anthony Joffe
                                                 --------------------
                                             Name: Anthony Joffe
                                             Title: President

                                   EXHIBIT "A"

                              NOTICE OF CONVERSION

        (To be executed by the Holder in order to convert the Debenture)

TO:

The undersigned hereby irrevocably elects to convert $ ___________________ of the principal amount of the above Debenture into Shares of Common Stock of Networth Technologies, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:                  ______________________________________________

Applicable Conversion Price:      ______________________________________________

Signature:                        ______________________________________________

Name:                             ______________________________________________

Address:                          ______________________________________________

Amount to be converted:          $______________________________________________

Amount of Debenture unconverted: $______________________________________________

Conversion Price per share:      $______________________________________________

Number of shares of Common
Stock to be issued:               ______________________________________________

Please issue the shares of
Common Stock in the following
name and to the following
address:                          ______________________________________________

Issue to:                         ______________________________________________

Authorized Signature:             ______________________________________________

Name:                             ______________________________________________

Title:                            ______________________________________________

Phone Number:                     ______________________________________________

Broker DTC Participant Code:      ______________________________________________

Account Number:                   ______________________________________________

                          APPENDIX N - RELEASE AGEEMENT

                                RELEASE AGREEMENT

This Release Agreement (the "Agreement") is entered into as of January 16, 2006, by and among NetWorth Technologies, Inc. ("NetWorth"), Solution Technology International, Inc. ("STI"), and the former shareholders of STI (the "STI Shareholders"), each individually a "Party" and collectively the "Parties."

WHEREAS, on March 10, 2005, NetWorth filed with the office of the Secretary of State of the State of Delaware (the "Delaware Secretary of State") a Certificate of Amendment of Certificate of Incorporation of NetWorth Technologies, Inc. (the "Certificate of Amendment"), which purported to amend Article IV, Section A of NetWorth's Certificate of Incorporation by (i) reducing the amount of authorized common stock from 650,000,000 to 65,000,000 shares, and (ii) effecting a 10 to 1 reverse stock split of the issued and outstanding shares of NetWorth common stock (the "Reverse Stock Split");

WHEREAS, on March 29, 2005, NetWorth filed with the Delaware Secretary of State a Certificate of Correction to the Certificate of Amendment (the "Certificate of Correction"), purporting to correct the Certificate of Amendment to amend the entirety of Article IV of NetWorth's Certificate of Incorporation by adding a sentence, inadvertently omitted from the Certificate of Amendment, stating that "The capital stock of this corporation shall be divided into 75,000,000 shares allocated as follows:" and by including the text of Section B of Article IV which had also been inadvertently omitted from the Certificate of Amendment, but otherwise leaving undisturbed the amendment purported to be implemented by the Certificate of Amendment;

WHEREAS, by an Agreement and Plan of Merger dated as of May 19, 2005 (the "Merger Agreement"), STI Acquisition Corp., a wholly-owned subsidiary of NetWorth, agreed to merge with and into STI (the "Merger");

WHEREAS, in the Merger Agreement, NetWorth represented and warranted that, as of the Closing Date (as that term is defined in the Merger Agreement), its authorized capital stock consisted of (i) 650,000,000 shares of common stock, approximately 18,000,000 shares of which were issued and outstanding, and (ii) 1,000,000 shares of preferred stock, approximately 1,000,000 shares of which had been designated as Convertible Preferred Stock and all of which were issued and outstanding;

WHEREAS, pursuant to the Merger Agreement, within ten (10) days of the Closing Date (as that term is defined in the Merger Agreement), the STI Shareholders were to receive stock certificates representing shares of NetWorth common stock in exchange for their shares of STI stock;

WHEREAS, the Certificate of Merger was filed with the Secretary of State of the State of Delaware on June 20, 2005;

WHEREAS, the number of shares of NetWorth common stock intended to be issued to the STI shareholders in connection with the Merger was intended to be calculated on a basis pursuant to which the number of shares of NetWorth common stock issuable to the STI shareholders (and holders of STI warrants and options upon conversion or exchange of those warrants and options for NetWorth warrants and options and subsequent exercise), in the aggregate, would be equal to 90% of the fully-diluted issued and outstanding common stock of NetWorth, with the portion issuable to each STI shareholder being based on such shareholder's percentage interest in the fully-diluted common stock of STI immediately prior to the Merger.

WHEREAS, due to questions regarding the potential invalidity of the Certificate of Amendment and the Reverse Stock Split, no stock certificates for NetWorth stock were issued pursuant to the Merger Agreement to any of the STI Shareholders, with the exception of Dan L. Jonson who received a certificate representing 9,494,100 shares of NetWorth common stock (the "Jonson Certificate");

WHEREAS, NetWorth has now determined that the Certificate of Amendment and the Reverse Stock Split were not validly adopted in accordance with Delaware law;

WHEREAS, on November 22, 2005, in anticipation of this Agreement, NetWorth filed with the Delaware Secretary of State three certificates of correction (the "Revised Certificates of Correction") which (i) declare the Certificate of Amendment null and void, (ii) declare the Certificate of Correction null and void, and (iii) correct NetWorth's Certificate of Incorporation to restore the amount of NetWorth authorized common stock to 650,000,000 (copies of the Revised Certificates of Correction are attached hereto as Exhibit A);

WHEREAS, the Revised Certificates of Correction also had the effect of voiding the Reverse Stock Split;

WHEREAS, on January 10, 2006, NetWorth's Board of Directors approved resolutions (copies of which are attached hereto as Exhibit B) (i) authorizing this Agreement and the issuance to the STI Shareholders of 173,130,510 shares of NetWorth common stock pursuant hereto and subject to the terms and conditions hereof, (ii) authorizing the issuance to the STI

Shareholders of warrants (the "New Warrants") exchangeable for 2,748,330,961 shares of NetWorth common stock pursuant hereto and subject to the terms and conditions hereof, and (iii) approving a reverse stock split (the "Second Reverse Stock Split"), which, if approved by the holders of a majority of the outstanding shares of NetWorth common stock, will occur after the issuances contemplated by (i) and (ii) above and after the passage of more than twenty
(20) calendar days after the date on which NetWorth mails, sends, or gives to its stockholders an information statement on Schedule 14C relating to the Second Reverse Stock Split;

WHEREAS, the Second Reverse Stock Split will reduce at a ratio of 150 to 1 the outstanding shares of NetWorth common stock;

WHEREAS, the number of shares issuable upon exercise of the New Warrants will be adjusted automatically upon the effectiveness of the Second Reverse Stock Split pursuant to the terms of the New Warrants (a copy of the form of New Warrant is attached hereto as Exhibit C); and

WHEREAS, the Parties wish to complete their relative obligations pursuant to the Merger Agreement and to settle fully and finally any potential claims or disputes arising out of or relating to those sections of the Merger Agreement concerning NetWorth's capitalization and the consideration to be received by the STI Shareholders through the Merger;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the sufficiency of which is hereby acknowledged by each Party, and intending to be legally bound hereby, the Parties agree as follows:

1. NetWorth's Actions: (a) Upon the execution of this Agreement by all Parties, NetWorth will issue to the STI Shareholders (i) certificates representing, in the aggregate, 173,130,510 shares of NetWorth common stock (including shares of common stock issued from treasury), and (ii) New Warrants exchangeable for 2,748,330,961 shares of NetWorth common stock. The common stock and New Warrants will be issued to each of the STI Shareholders in the amounts set forth on the schedule attached hereto as Exhibit D.

(b) NetWorth will submit for approval by its stockholders the proposed amendment to NetWorth's Certificate of Incorporation to effect the Second Reverse Stock Split. A copy of the form of proposed amendment effecting the Second Reverse Stock Split is attached hereto as Exhibit E. Following receipt by NetWorth of written consents of its stockholders sufficient to approve such amendment, and subject to twenty (20) days having elapsed since the date that NetWorth mailed, sent, or otherwise gave to its stockholders an information statement on Schedule 14C with respect to approval of the Second Reverse Stock Split, such that Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, is satisfied in all respects, NetWorth will file with the Delaware Secretary of State the certificate of amendment to effect the Second Reverse Stock Split.

2. STI Shareholders' Actions: Upon the later of (i) the execution and delivery of this Agreement and (ii) the close of business on the date fixed by the NetWorth board of directors as the record date for determining the stockholders entitled to vote on or consent to the certificate of amendment effecting the Second Reverse Stock Split, each STI Shareholder will deliver to NetWorth, at such place as may be reasonably designated by NetWorth, an executed Action by Written Consent in Lieu of Meeting of Stockholders, a copy of which is attached hereto as Exhibit F. In addition to the release set forth in Paragraph 4 below and other consideration set forth herein, Dan L. Jonson shall surrender the Jonson Certificate, including all shares represented thereby and all rights pursuant thereto, in exchange for and as additional consideration for the shares of NetWorth common stock and the New Warrants to be issued to Mr. Jonson in accordance with Paragraph 1.

3. Release by NetWorth: NetWorth, on its own behalf and on behalf of any of its successors, assigns, parents, subsidiaries, affiliated entities, shareholders who might bring suit on behalf of NetWorth, insurers, administrators, officers, directors and employees hereby releases each of the STI Shareholders and each of their families, trusts, heirs, successors, assigns, parents, subsidiaries, affiliated entities, agents, attorneys, insurers, administrators, representatives, officers, directors and employees from any and all claims and demands of any kind or nature whatsoever, whether known or unknown, asserted or unasserted, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, or equitable, statutory or legal, arising out of or related to Sections 2.2(a), 2.4(a)(i), 2.4(b)(i), 2.5, 4.2 or the first sentence of Section
4.9 of the Merger Agreement; provided, however, that this release shall not include any claims arising out of or related to the execution or performance of this Agreement.

4. Release by STI and the STI Shareholders: STI and each of the STI Shareholders, on their own behalf and on behalf of any of their successors, assigns, parents, subsidiaries, affiliated entities, insurers, administrators, officers, directors and employees hereby release NetWorth and each of its successors, assigns, parents, subsidiaries, affiliated entities, agents, attorneys, insurers, administrators, representatives, officers, directors and employees from any and all claims and demands of any kind or nature whatsoever, whether known or unknown, asserted or unasserted, contingent or absolute, suspected or unsuspected, disclosed or undisclosed, or equitable, statutory or legal, arising out of or related to Sections 2.2(a), 2.4(a)(i),

2.4(b)(i), 2.5, 4.2 or the first sentence of Section 4.9 of the Merger Agreement; provided, however, that this release shall not include any claims arising out of or related to the execution or performance of this Agreement or any claims arising out of or related to STI warrants or options (including ISO's) held by any STI Shareholder.

5. Representation Concerning Common Stock and Warrants:
NetWorth hereby represents that the shares of common stock to be issued pursuant to this Agreement and upon exchange of the Warrants will, when issued, be duly authorized, validly issued, fully paid, nonassessable, and free of all preemptive rights.

6. No Admission of Liability: The Parties covenant and agree that neither this Agreement nor compliance with this Agreement shall be construed as an admission of liability whatsoever by any Party, and each Party specifically disclaims any liability to any other Party and any alleged violation of any order, law, statute, duty, obligation or contract. The Parties further covenant and agree that this Agreement and its terms shall not be entered into evidence and shall not be admissible for any reason in any form in any action or proceeding in any court or tribunal (other than an action to enforce the terms hereof), or used, publicized or disclosed in any manner as an admission, concession or evidence of any liability or wrongdoing of any nature by any Party.

7. No Modification, Change, or Waiver Unless in Writing: No alterations, modifications, supplements, changes, amendments, waivers, or termination of this Agreement shall be valid unless in writing and executed by all of the Parties hereto. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions (whether or not similar).

8. Choice of Law and Forum: This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction. The Parties agree that any action relating to this Agreement shall be brought only in the courts of the State of Delaware or federal courts sitting in the State of Delaware; provided, however, that any judgment entered by any such court may be transferred to any other jurisdiction if necessary to enforce or collect upon such judgment or order. With regard to the claims that must be filed in Delaware, the Parties hereby submit to the jurisdiction of the respective federal and state courts in and of the State of Delaware, and the parties irrevocably waive and agree not to assert whatever rights they may have to challenge or dispute such jurisdiction or venue therein. Each of the Parties hereto irrevocably consents to service of process by first class United States mail (certified, postage prepaid, return receipt requested) to the address at which such Party is to receive notice in accordance with Paragraph 9 of this Agreement.

9. Notice: All notices, claims, instructions, requests, demands, consents, and other communications required or permitted under this Agreement shall be in writing and shall be hand delivered or sent by first class United States mail (certified, postage prepaid, return receipt requested) as follows:

                               IF TO NETWORTH TO:

                           NetWorth Technologies, Inc.
                          6499 NW 9th Avenue, Suite 304
                            Fort Lauderdale, FL 33309
                             Attn: Anthony Q. Joffe

If to STI to:

Solution Technology International, Inc. 5210 Chairmans Court, Suite 3 Frederick, MD 21703 Attn: Dan L. Jonson, President

If to any of the STI Shareholders to:
The address set forth for each individual STI Shareholder in the schedule attached as Exhibit D hereto.

10. Specific Performance: Each Party's obligations under this Agreement are unique and each Party hereby expressly acknowledges that, in the event of a breach or default of the performance of such obligations, it would be extremely difficult to measure the resulting damages. Accordingly, in the event of any such breach or default, the non-defaulting Party or Parties shall be entitled, in addition to all other remedies that it or they may have at law or in equity, to sue for specific performance, and each Party expressly waives the defense that a remedy at law is adequate.

11. Successors and Assigns: This Agreement shall bind the heirs, personal representatives, successors and assigns of each Party, and inure to the benefit of each Party, its successors and assigns.

12. Execution of Documents: Each Party hereby expressly represents and warrants that the individual executing this Agreement on its behalf is fully authorized by such Party to execute this Agreement and to bind such Party.

13. Execution in Counterparts: This Agreement may be executed in counterparts with the same effect as if all Parties have signed the same document and each such executed counterpart shall be deemed to be an original instrument. All executed counterparts together shall constitute one and the same instrument.

14. Entire Agreement: This Agreement constitutes the complete and entire agreement among the Parties and constitutes the complete, final, and exclusive embodiment of their agreement with respect to the subject matter hereof. The terms of this Agreement are contractual and not a mere recital.

15. Fees and Costs: Each party to this Agreement shall bear its own costs, expenses, claims to interest and attorneys' fees, whether taxable or otherwise, incurred in or arising out of, or in any way connected with the matters herein.

16. Interpretation: No question of interpretation or construction concerning this Agreement shall be construed for or against any Party hereto based upon consideration of authorship.

17. Headings: The titles of paragraphs herein are inserted solely for convenience and do not affect the construction of any provision of this Agreement.

IN WITNESS WHEREOF, the Parties hereto duly executed and delivered this Agreement as of the date first written above.

NETWORTH TECHNOLOGIES, INC.



                  Date: 1/16/06         By: /s/ Anthony Q. Joffe
                       ---------           --------------------------------
                                                      Anthony Q. Joffe


Title:

SOLUTION TECHNOLOGY INTERNATIONAL, INC.

                       Date: 1/16/06          By: /s/ Dan L. Jonson
                            ---------           --------------------------------
                                                           Dan L. Jonson

                                                  Title:

                       The STI Shareholders

                       Date: 1/16/06         By: /s/ Shailly Arora
                            ---------           --------------------------------
                                                           Shailly Arora

                       Date: 1/16/06         By: /s/ Subhash C. Bhatia
                            ---------           --------------------------------
                                                           Subhash C. Bhatia

                       Date: 1/16/06         By: /s/ Margaret Bogen-Coyne
                            ---------           --------------------------------
                                                           Margaret Bogen-Coyne

                       Date: 1/16/06         By: /s/ Robert F. Coyne
                            ---------           --------------------------------
                                                           Robert F. Coyne

                       Dolman Properties, LLP

                       Date: 1/16/06         By: /s/ Philip Dolcetti
                            ---------           --------------------------------
                                                        Name: Philip Dolcetti
                                                        Title: Principal

                       Date: 1/16/06         By: /s/  A. Helene Jonson
                            ---------           --------------------------------
                                                           A. Helene Jonson

                       Date: 1/16/06         By: /s/ Birgitta M. Jonson
                            ---------           --------------------------------
                                                           Birgitta M. Jonson

                       Date: 1/16/06         By: /s/  Dan L. Jonson
                            ---------           --------------------------------
                                                           Dan L. Jonson

KEY MANAGEMENT GROUP, INC.

                       Date: 1/16/06         By: /s/ Subhash Bhatia
                            ---------           --------------------------------
                                                        Name: Subhash Bhatia
                                                        Title: President

                       Date: 1/16/06         By: /s/ Salvatore J. Mastellone
                            ---------           --------------------------------
                                                        Salvatore J. Mastellone

                       Date: 1/16/06         By: /s/ Marylois E. Miller
                            ---------           --------------------------------
                                                           Marylois E. Miller

                       Mobilepro Corporation

                       Date: 1/16/06         By: /s/ Jay O. Wright
                            ---------           --------------------------------
                                                Name:  Jay O. Wright
                                                Title: President

                       Date: 1/16/06         By: /s/ Susan Lange Smith
                            ---------           --------------------------------
                                                           Susan Lange Smith


SQL STAR INTERNATIONAL, INC.

                       Date: 1/16/06         By: /s/ Bijit Basu
                             ---------          --------------------------------
                                                  Name: Bijit Basu
                                                  Title: General Manager-Finance


STATE OF MARYLAND (DBED)

                       Date: 1/16/06         By: /s/ Maxine Mead
                             ---------          --------------------------------
                                                        Name: Maxine Mead
                                                        Title:

                       Date: 1/16/06         By: /s/ Judy Sung
                             ---------          --------------------------------
                                                           Judy Sung

APPENDIX O - WARRANT

                                     WARRANT

THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THIS WARRANT MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION WITHOUT AN EXEMPTION UNDER THE SECURITIES ACT OR AN OPINION OF LEGAL COUNSEL REASONABLY ACCEPTABLE TO NETWORTH TECHNOLOGIES, INC. THAT SUCH REGISTRATION IS NOT REQUIRED. IN ADDITION, SALE OR TRANSFER OF THIS WARRANT IS PROHIBITED EXCEPT AS EXPRESSLY PERMITTED HEREIN.

                                     WARRANT

                           FOR SHARES OF COMMON STOCK

                                       OF

                           NETWORTH TECHNOLOGIES, INC.

Warrant No. ______
Number of Shares of Common Stock: ________
Date of Issuance: ___________ ("Issuance Date")

This certifies that __________________ ("Holder"), or any permitted transferee, in consideration of the execution by Holder of the Release Agreement, dated January __, 2006, among NetWorth Technologies, Inc. (the "Corporation"), Solution Technology International, Inc. ("STI"), and the former shareholders of STI (the "Release Agreement"), is the registered holder of Warrants exchangeable for the number of shares of Common Stock, par value $.01 per share, of the Corporation (the "Common Stock"), set forth above, and that such holder is entitled, subject to the terms and conditions set forth herein, to receive a certificate or certificates for such number of shares of Common Stock upon exercise or due conversion hereof. The number of shares of Common Stock issuable upon exercise or conversion of this Warrant is subject to adjustment as set forth herein.

This Warrant is subject to the following terms and conditions:

1. Exercise.

(a) This Warrant may be exercised, in whole or in part, by surrender hereof to the Corporation, with the attached Notice of Exercise completed and signed by the Holder, and without payment of any additional consideration. Notwithstanding anything herein to the contrary, this Warrant may be exercised only if and to the extent that the Corporation has a sufficient number of authorized but unissued shares of Common Stock and/or shares of Common Stock held in its treasury, which shares are not otherwise reserved or committed for issuance, available for issuance upon exercise of this Warrant, in whole or in part. (b) Upon the effectuation of the Second Reverse Stock Split (as defined in the Release Agreement), this Warrant will automatically convert into and become the right to receive the number of shares of Common Stock for which this Warrant is then exercisable (as adjusted pursuant to Section 3 hereof), without further action by Holder.

(c) The Holder shall, for all purposes, be deemed to have become the holder of record of the shares of Common Stock issuable upon exercise or conversion of this Warrant immediately upon exercise or due conversion, as the case may be, of this Warrant.

(d) This Warrant shall be canceled upon its exercise in full or upon its conversion pursuant to subsection (b) of this Section 1.

(e) The Corporation covenants and agrees that all shares of Common Stock to be issued upon the exercise of this Warrant, or upon due conversion of this Warrant pursuant to subsection (b) of this Section 1, will, upon issuance, be duly authorized, validly issued, fully paid and non-assessable and free from all preemptive rights. The Corporation further covenants and agrees that following effectiveness of the Second Reverse Stock Split (as defined in the Release Agreement) and during any period thereafter within which the rights represented by this Warrant may be exercised, the Corporation will at all times have reserved and available for issuance, for the purpose of issue upon exercise of this Warrant or conversion of this Warrant pursuant to subsection (b) of this
Section 1, a sufficient number of authorized but unissued shares of Common Stock and/or shares of Common Stock held in its treasury, which shares are not otherwise reserved or committed for issuance.

2. Delivery of Warrant Shares Upon Exercise. No later than the close of business on the third (3rd) business day following the earlier of (i) exercise of this Warrant pursuant to Section 1(a) hereof or (ii) the automatic conversion of this Warrant pursuant to Section 1(b) hereof, the Corporation shall issue and deliver or caused to be delivered to the Holder the number of whole shares of Common Stock issuable upon such exercise or conversion, as the case may be. Notwithstanding anything herein to the contrary, the Corporation shall not be required to issue any fractional shares of Common Stock upon exercise or conversion, as the case may be, of this Warrant. In lieu of issuing any fractional shares of Common Stock, the Corporation shall arrange for the disposition of fractional interests by those entitled thereto.

3. Anti-Dilution Adjustments; Distributions; Other Events. The number of Warrant Shares issuable hereunder shall be subject to adjustment from time to time as provided in this Section 3.

(a) Subdivision or Combination of Common Stock. If the Corporation, at any time after the Issuance Date, subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the outstanding shares of Common Stock into a greater number of shares, then effective upon the close of business on the record date for effecting such reclassification, the number of Warrant Shares issuable will be proportionately increased. If the Corporation, at any time after the Issuance Date, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the outstanding shares of Common Stock into a smaller number of shares, then, effective upon the close of business on the record date for effecting such combination, the number of Warrant Shares issuable will be proportionally reduced. (b) Distributions. If, at any time after the Issuance Date, the Corporation declares or makes any distribution of cash or any other assets (or rights to acquire such assets) to holders of Common Stock in respect of such Common Stock, including without limitation any dividend or distribution to the Corporation's stockholders in shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), the Corporation shall deliver written notice of such Distribution (a "Distribution Notice") to the Holder at least thirty (30) days prior to the earlier to occur of (i) the record date for determining stockholders entitled to such Distribution (the "Record Date") and
(ii) the date on which such Distribution is made (the "Distribution Date") (the earlier of such dates being referred to as the "Determination Date"). Notwithstanding the delivery of a Distribution Notice, no holder of a certificate shall be entitled to receive any dividends or other distributions in respect of shares of Common Stock until surrender of sufficient certificates representing in the aggregate one or more full shares of Common Stock, provided, however, that upon such surrender, the holder shall be paid the amount of any dividends or other distributions (without interest) which theretofore became payable to holders who were holders of Common Stock on the Record Date, but which were not paid by reason of the foregoing, with respect to the number of shares of Common Stock issued upon such surrender.

(c) Major Transactions. In the event of a merger or consolidation (a "Major Transaction"), the Corporation will give the Holder at least twenty (20) days written notice prior to the earlier of (x) the closing or effectiveness of such Major Transaction and (y) the record date for the receipt of such shares of stock or securities or other assets. In the event of a Major Transaction, the Holder shall be permitted to exercise this Warrant in whole or in part at any time prior to the record date for the receipt of such consideration and shall be entitled to receive, for each share of Common Stock issuable to Holder upon such exercise, the same per share consideration payable to the other holders of Common Stock in connection with such Major Transaction; provided, however, that if the Corporation does not have a sufficient number of authorized but unissued shares of Common Stock and/or shares of Common Stock held in its treasury, which shares are not otherwise reserved or committed for issuance, available for issuance upon exercise in full of this Warrant, then the Corporation covenants and agrees not to engage in or consummate a Major Transaction unless and until it has a sufficient number of authorized but unissued shares of Common Stock and/or shares of Common Stock held in its treasury, which shares are not otherwise reserved or committed for issuance, available for issuance upon exercise in full of this Warrant. If and to the extent that the Holder retains any portion of this Warrant following such record date, the Corporation will cause the surviving corporation or other entity, as a condition precedent to such Major Transaction, to assume the obligations of the Corporation under this Warrant, with such adjustments to the securities covered hereby as may be necessary in order to preserve the economic benefits of this Warrant to the Holder. (d) Adjustments; Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Holder of this Warrant shall, upon exercise or conversion of this Warrant, become entitled to receive securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 3.

4. Transfer of this Warrant. This Warrant shall not be sold or otherwise transferred, and no sale or transfer of this Warrant shall be registered on the books of the Corporation, except that this Warrant may be transferred in connection with any transfer occurring by will, by intestacy, or otherwise by operation of law. In addition, this Warrant may not be sold or otherwise transferred unless such sale or transfer is made pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act.

5. Benefits of this Warrant/Warrant Holder Not a Shareholder.

(a) This Warrant shall be for the sole and exclusive benefit of the Holder of this Warrant and nothing in this Warrant shall be construed to confer upon any person other than the Holder of this Warrant any legal or equitable right, remedy or claim hereunder.

(b) Unless and until this Warrant is properly surrendered for exercise or duly converted, the Holder shall have no rights as a stockholder of the Corporation, and the only rights of Holder with respect to this Warrant shall be the right to receive Warrant Shares upon exercise hereof as set forth in this Warrant.

6. Loss, theft, destruction or mutilation of Warrant.

Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Corporation, and upon surrender of this Warrant, if mutilated, the Corporation shall execute and deliver a new Warrant of like tenor and date.

7. Notice or Demands.

Any notice, demand or request required or permitted to be given by the Corporation or the Holder pursuant to the terms of this Warrant shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to each such holder at its address as shown on the books of the Corporation or to the Corporation at 5210 Chairmans Court, Suite 3, Frederick, MD 21703.

8. Applicable Law.

This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Delaware.

9. Amendments.

No amendment, modification or other change to, or waiver of any provision of, this Warrant may be made unless such amendment, modification or change is (A) set forth in writing and (B) is signed by the Corporation and the Holders of two-thirds (2/3) of the number of shares into which this Warrant and all similar Warrants issued pursuant to the Release Agreement are exercisable (without regard to any limitation contained herein on such exercise), it being understood that upon the satisfaction of the conditions described in (A) and (B) above, each Warrant (including this Warrant even if the Holder did not execute the writing specified in (A) and (B) above) shall be deemed to incorporate any amendment, modification, change or waiver effected thereby as of the effective date thereof.

10. Entire Agreement.

This Warrant constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Warrant, supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

11. Headings.

The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed and issued by its officers thereunto duly authorized as of the Issuance Date

                           NETWORTH TECHNOLOGIES, INC.

                         By: __________________________
                                      Name:
                                     Title:


                                    EXHIBIT A

                               NOTICE OF EXERCISE

The undersigned irrevocably elects to exercise and exchange this Warrant for the number of shares of Common Stock set forth below by surrendering and exchanging this Warrant, and requests that a certificate or certificates representing the number of shares of Common Stock set forth below be issued in the name of and delivered to:

                                NAME AND ADDRESS:

If this Warrant is not exercised in full, a new Warrant in substantially the form hereof shall be issued to the Holder representing Warrants to purchase that number of shares of Common Stock issuable upon exercise of this Warrant but for which this Warrant is not being exercised.

Number of Shares for Which Warrant Is Being Exercised: _________

                            NAME OF REGISTERED HOLDER

By: ________________________
Name:
Title:

Date: ______________________

         APPENDIX P - AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                STATE OF DELAWARE
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                           NETWORTH TECHNOLOGIES, INC.

Pursuant to Section 228, 242 and 245 of the General Corporation Law of the State of Delaware, NetWorth Technologies, Inc. (the "Corporation"), a Delaware corporation, does hereby certify as follows:

1. The name of the corporation of is NetWorth Technologies, Inc. The Corporation was originally incorporated under the name Sports-Guard, Inc. on July 17, 1995. The Corporation changed its name to Colmena, Corp. pursuant to a Certificate of Amendment of Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on November 10, 1997. Thereafter, the Corporation changed its name to NetWorth Technologies, Inc. pursuant to a Certificate of Amendment of Certificate of Incorporation as filed with the Secretary of State of the State of Delaware on October 28, 2004.

2. A Certificate of Amendment to the Certificate of Incorporation of the Corporation (the "Certificate of Amendment") was filed with the Secretary of State of the State of Delaware on March 10, 2005 to effect a reverse stock split. A Certificate of Correction to the Certificate of Amendment to the Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on March 29, 2005 in an attempt to clarify the foregoing Certificate of Amendment.

3. Thereafter, a Restated Certificate of Incorporation of NetWorth Technologies (the "Restated Certificate of Incorporation") was filed with the Secretary of State of the State of Delaware on March 29, 2005 which Restated Certificate of Incorporation was corrected by a Certificate of Correction to the Restated Certificate of Incorporation on November 22, 2005 to make null and void the reverse stock split and correct certain inaccuracies or defects under Article IV of the Restated Certificate of Incorporation.

4. Certificates of Correction were filed with the Secretary of State of the State of Delaware on November 22, 2005 to void a Certificate of Amendment to the Certificate of Incorporation of NetWorth Technologies, Inc. on March 10, 2005 and to void a Certificate of Correction to the Certificate of Amendment to the Certificate of Incorporation of NetWorth Technologies, Inc. filed March 29, 2005.

5. This Amended and Restated Certificate of Incorporation restates and amends the Restated Certificate of Incorporation, as amended to date.

6. The Restated Certificate of Incorporation of this Corporation is hereby amended and restated in its entirety as follows:

                                    ARTICLE 1
                               NAME OF CORPORATION

     THE NAME OF THE CORPORATION IS SOLUTION TECHNOLOGY INTERNATIONAL, INC.

                                   ARTICLE II
                           REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation in the State of Delaware is 25 Greystone Manor, Lewes, Delaware 19958, County of Sussex. The name of the registered agent of this corporation at that address is Harvard Business Services, Inc.

                                   ARTICLE III
                                    PURPOSES

The Corporation is organized for the purpose of transacting any and all lawful business; provided, however, that it shall not:

A. Engage in any activities that would subject it to regulation as an investment company under the Federal Investment Company Act of 1940, as amended, unless it shall have first qualified and elected to be regulated as a small business development company pursuant to Section 54 et seq. thereof, and limits its investment company activities to those permitted thereby; or

B. Engage in any activities which would subject this corporation to regulation as a broker dealer in securities subject to regulation under the Securities Exchange Act of 1934, as amended, or as an investment advisor subject to regulation under the Investment Advisors Act of 1940, as amended; or

C. Engage in any other activities requiring this corporation to comply with governmental registration and supervision, unless it has completed such registration and conducts itself in full compliance with such supervisory requirements.

                                   ARTICLE IV

                                 Capitalization

The capital stock of the Corporation shall be divided into 660,000,000 shares, allocated as follows:

A. 650,000,000 shares, with a par value of $0.01 per share, shall be designated as common stock.

Upon the Amended and Restated Certificate of Incorporation of the Corporation becoming effective pursuant to the General Corporation Law of the State of Delaware (the "Effective Time"), each share of the Corporation's Common Stock issued and outstanding immediately prior to the Effective Time or held by the Corporation as treasury stock (together, the "Existing Common Stock"), will be automatically reclassified as and converted into one-one hundred fiftieth (1/150) of a share of common stock, par value $0.01 per share, of the Corporation (the "New Common Stock"). Until certificates, which immediately prior to the Effective Time represented shares of Existing Common Stock ("Certificates"), are surrendered and exchanged in the manner provided for herein, each such Certificate shall, from and after the Effective Time, be deemed to represent only the right to receive a certificate for the number of shares of New Common Stock into which the shares of Existing Common Stock previously represented by such Certificate were reclassified and converted at the Effective Time. No holder of a Certificate shall be entitled to receive any dividends or other distributions in respect of shares of New Common Stock into which the shares of Existing Common Stock previously represented by such Certificate were reclassified and converted at the Effective Time until surrender of such holder's Certificate for a certificate or certificates representing shares of New Common Stock. Upon such surrender, there shall be paid to such holder the amount of any dividends or other distributions (without interest), which theretofore became payable to holders who were holders of record of shares of New Common Stock after the Effective Time, but which were not paid by reason of the foregoing, with respect to the number of shares of New Common Stock represented by the certificate or certificates issued upon such surrender. From and after the Effective Time, the Corporation shall be entitled to treat any un-surrendered Certificates as evidencing the ownership of the number of shares of New Common Stock into which the shares of Existing Common Stock previously represented by such Certificates shall have been reclassified and converted, notwithstanding the failure to surrender such Certificates. After the Effective Time, upon the surrender to the Corporation of all Certificates held by the holder thereof, together with such stock transfer powers and other documents reasonably requested by the Corporation, in form and substance reasonably acceptable to the Corporation, the holder of such Certificates shall receive therefor a certificate or certificates for the number of whole shares of New Common Stock into which the shares of Existing Common Stock previously represented by such Certificates were reclassified and converted at the Effective Time.

The Corporation shall not be required under any circumstances to issue any fractional shares of New Common Stock upon the reclassification and conversion of the Existing Common Stock into New Common Stock. In the event that the total number of outstanding shares of Existing Common Stock held by any holder shall give rise to a fractional interest of New Common Stock upon conversion, then in lieu of issuing fractional shares, the Corporation shall arrange for the disposition of fractional interests by those entitled thereto.

For purposes of effecting the foregoing reverse stock split, any securities which are registered in the name of a trust or trusts, which have the same trustee or trustees, and which have the same or substantially similar names, shall be deemed held of record by one person. It shall be recorded on the books of the Corporation that such person shall hold upon the Effective Time such whole number of shares of common stock as is determined by dividing by one hundred fifty (150) the aggregate number of shares of common stock registered in the name of such person immediate prior to the Effective Time. Nothing herein is intended to affect the economic interests of the beneficiaries of any such trust.

B. 10,000,000 shares shall be designated as preferred stock, $0.01 par value, with all preferences and characteristics to be determined by this corporation's Board of Directors on a case by case basis, prior to issuance but subject to compliance with the requirements of Section 103, 151, and 102(4) of the Delaware General Corporation Law. The powers, designations, preferences, and rights of the holders of Class A Non-Voting, Convertible Preferred Stock, and the qualifications, limitations and restrictions thereon are set forth on Exhibit A hereto in the form that was previously filed with the Secretary of State in the Amended Certificate of Designation on April 29, 2003.

                                    ARTICLE V

                                  INCORPORATOR

The incorporator is Normal O. Milligan, 1403 Pemberton Road, Richmond, VA 23233.


                                   ARTICLE VI
                        LIMITATIONS OF DIRECTOR LIABILITY

To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter by amended, a director of this corporation shall not be liable to this corporation to its stockholders for monetary damages for breach of fiduciary duty as a director.

                                   ARTICLE VII
                               PERPETUAL EXISTENCE

The Corporation is to have perpetual existence.

                                  ARTICLE VIII
                              STOCKHOLDER MEETINGS

Meetings of stockholders may be held within or without the State of Delaware, as the bylaws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated form time to time by the board of directors or in the bylaws of the corporation.

                                   ARTICLE IX
                                     BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, repeal, alter, amend and rescind the bylaws of this corporation, subject to any limitations expressed in such bylaws.

                                    ARTICLE X
                    AMENDMENT OF CERTIFICATE OF INCORPORATION

The corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred on stockholders herein are granted subject to this reservation.

                                   ARTICLE XI
                                     QUORUM

Unless otherwise provided in the Corporation's bylaws, a quorum shall consist of no less than one-third of the shares entitled to vote at the meetings, except that, where a separate vote by class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of each class or series or classes or series.

                                   ARTICLE XII
                           COMPROMISE AND ARRANGEMENT

A. Whenever a compromise or arrangement is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed or this corporation under Section 291 of Title 8 of this Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors and/or of the stockholders or class of stockholders of this corporation, as the case may be, to be summoned in such manner as the said court directs.

B. If a majority in number representing three fourths in value of the creditors or class of creditors or of the stockholders or class of stockholders of this corporation, as the case may be, agree to compromise or arrangement and to any reorganization of this corporation as consequence of said compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

IN WITNESS WHEREOF, the Corporation has made the foregoing Amended and Restated Certificate of Incorporation and the President and Secretary have hereunto set his hand as of the ____day of ______, 2006

                           NETWORTH TECHNOLOGIES, INC.

                                      By: /s/ Dan L. Jousou
                                      -------------------------------------
                                      Dan L. Jousou; President and Secretary

                                    EXHIBIT A

      STATEMENT OF POWERS, DESIGNATIONS, PREFERENCES AND RIGHTS OF CLASS A NON-VOTING, CONVERTIBLE PREFERRED STOCK AS SET FORTH IN THE AMENDED CERTIFICATE
  OF DESIGNATION FILED WITH THE SECRETARY OF STATE OF THE STATE OF DELAWARE ON
                                 APRIL 29, 2003

RESOLVED, that the Board of Directors hereby creates and designates the series of Preferred Stock, $0.001 par value, of the Corporation designed exclusively for issuance to persons who are not and while holding such shares, may not become, "control persons" of the Corporation, as such term is used for purposes of Item 401(d) of Regulation SB promulgated by the Securities and Exchange Commission (the "Commission"), authorizes the issuance thereof, and fixes the designation and amount thereof and the preferences and relative, participating, optional and other special rights of such shares, and the qualifications, limitations or restrictions thereof as follows:

1.1 DESIGNATION AND AMOUNT.

The shares of the initial class of Preferred Stock shall be designated "Class A Non-Voting, Convertible Preferred Stock (hereinafter sometimes called "Preferred Stock"), and the number of shares which may be issued shall be 2,000,000.

1.2 DIVIDENDS.

(A) The holders of shares of the Preferred Stock shall be entitled to receive, out of the assets of the Corporation legally available therefore, and as and when declared by the Board of Directors, dividends of every kind declared and paid to holders of the Corporation's Common Stock, at a rate per share one hundred times that paid per share of Common Stock.

(B) Each such dividend shall be paid to the holders of record of shares of the Preferred Stock as they appear on the stock register of the Corporation on the last day of the month next preceding the payment date thereof.

1.3 CONVERSION.

The holders of shares of the Preferred Stock shall have the right, at their option, to convert such shares into shares of Common Stock of the Corporation, subject to the following terms and conditions:

(A) The shares of Preferred Stock may be converted into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock only to the extent that the aggregate of all shares of Common Stock held by the holder and any other person living with the holder under circumstances requiring aggregation of such shares for purposes of Rule 144 promulgated by the Commission (Rule 144) or for purposes of determining the existence of "Control" as defined in Rule 405 promulgated by the Commission, will, after such conversion, be less than 5% of the outstanding Common Stock;

(B) The shares of Preferred Stock shall be convertible at the office of the transfer agent for the Preferred Stock (the "Transfer Agent"), and at such other place or places, if any, as the Board of Directors of the Corporation may designate, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100th of a share) of Common Stock.

(C) The number of shares of Common Stock issuable upon conversion of each share of the Preferred Stock shall be equal to one hundred shares of Common Stock (the "Set Conversion Rate"), subject to adjustment from time to time in certain instances as hereinafter provided.

(D) No fractional shares of Common Stock will be issued; rather, one fractional share per holder will be rounded up to a whole share, provided that such rounding-up is in compliance with Section 1.3(A) above.

(E) Before any holder of shares of the Preferred Stock shall be entitled to convert the same into Common Stock, he shall surrender the certificate or certificates therefore, duly endorsed and dated to the Corporation with a medallion signature guarantee, at the office of the Transfer Agent or at such other place or places, if any, as the Board of Directors of the Corporation has designated, and shall give written notice to the Corporation at said office or place that he elects to convey the same and shall state in writing therein the name or names (with addresses) in which he wishes the certificate or certificates for Common Stock to be issued, as well as a notarized statement confirming that the holder, together with all other persons living with the holder under circumstances requiring aggregation of such shares for purposes of Rule 144 promulgated by the Commission (Rule 144) or for purposes of the determining the existence of "Control" as defined in Rule 405 promulgated by the Commission, will, after such conversion, hold less than 5% of the outstanding Common Stock.

(F) The Corporation will, as soon as practicable thereafter, issue and deliver at said office or place to such holder of shares of the Preferred Stock certificates for the number of full shares of Common Stock to which he, she or it shall be entitled as aforesaid.

(G) Shares of the Preferred Stock shall be deemed to have been converted as of the close of business on the date of the medallion signature guarantee on the certificate surrendered for conversion as provided above so long as it is received by the Corporation or the Corporation's transfer agent no later than the tenth business day thereafter, and the person or persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date.

1.4 ADJUSTMENTS.

(A) The Set Conversion Rate in effect at any time shall be subject to adjustment as follows:

(1) The Set Conversion Rate in effect at the time of the record or effective date for the following listed events shall be proportionately adjusted so that the holder of any share of the Preferred Stock surrendered for conversion after such time shall be entitled to receive the kind and amount of shares which he would have owned or have been entitled to receive had such share of the Preferred Stock been converted immediately prior to such time:

(a) If the Corporation declares a dividend on its Common Stock in shares of its capital stock;

(b) If the Corporation subdivides its outstanding shares of Common Stock;

(c) If the Corporation combines its outstanding shares of Common Stock into a smaller number of shares; or

(d) If the Corporation issues by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation) any shares of its capital stock.

(2) Such adjustment shall be made successively whenever any event listed above shall occur.

(3) In case the Corporation shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the closing price for the Corporation's Common Stock, as reported on the public stock market or securities exchange if the underlying shares of Common Stock are to be pre-registered with the Commission (the "Current Market Price"), or 50% of the Current Market Price if the underlying shares of Common Stock are to be issued without registration pursuant to exemptions from applicable securities laws restricting their transferability as provided in Commission Rule 144 (the "Current Private Placement Price"), in each case on the date fixed for the determination of stockholders entitled to receive such rights or warrants, the Set Conversion Rate shall be reduced by multiplying the Set Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchaser would purchase at such Current Market Price or Current Private Placement Price (as the case may be) and the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination.

(4) In case the Corporation shall distribute to all holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) evidences of its indebtedness or assets (excluding dividends or other distributions paid out of earned surplus) or subscription rights or warrants (excluding those referred to in Section 1.4(A)(3) above), the Set Conversion Rate shall be adjusted so that the same shall equal the price determined by multiplying the Set Conversion Rate in effect immediately prior to the close of business on the date fixed for the determination of stockholders entitled to receive such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock on the date fixed for such determination less the then fair market value (as determined by the Board of Directors of the Corporation, whose determination shall be conclusive and described in a Board Resolution of the Corporation filed with the Transfer Agent) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business of the day following the date fixed for the determination of stockholders entitled to receive such distribution.

(5) All calculations under this Section 1.4 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

(6) In case of any consolidation or merger of the Corporation with or into any other corporation (other than a consolidation or merger in which the Corporation is the continuing corporation), or in case of any sale or transfer of all or substantially all of the assets of the Corporation, the holder of each share of the Preferred Stock shall after such consolidation, merger, sale or transfer have the right to convert such share of the Preferred Stock into the kind and amount of shares of stock and other securities and property which such holder would have been entitled to receive upon such consolidation, merger, sale or transfer if he had held the Common Stock issuable upon the conversion of such share of the Preferred Stock immediately prior to such consolidation, merger, sale or transfer.

(B) In the event that at any time, as a result of an adjustment made pursuant to this Section 1.4, the holder of any share of the Preferred Stock surrendered for conversion shall become entitled to receive any securities other than shares of Common Stock, thereafter the amount of such other securities so receivable upon conversion of any share of the Preferred Stock shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock set forth in the foregoing subsections of this Section 1.4 and the provisions of this Section 1.4 with respect to the Common Stock shall apply on like terms to any such other securities.

(C) No adjustment in the Set Conversion Rate shall be required unless such adjustment would require a change of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 1.4(C) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(D) Whenever the Set Conversion Rate is adjustable as herein provided:

(1) The Corporation shall promptly file with the Transfer Agent for the Preferred Stock a certificate of the treasurer of the Corporation setting forth the adjusted Set Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, including a statement of the consideration received or to be received by the Corporation for any shares of Common Stock issued or deemed to have been issued; and

(2) A notice stating that the Set Conversion Rate has been adjusted and setting forth the adjusted Set Conversion Rate shall forthwith be required, and as soon as practicable after it is required, such additional notice shall be deemed to be required pursuant to this Section 1.4(D)(2) as of the opening of business on the tenth day after such mailing and shall set forth the Set Conversion Rate as adjusted at such opening of business, and upon the mailing of such additional notice no other notice need be given of any adjustment in the Set Conversion Rate occurring at or prior to such opening of business and after the time that the next preceding notice given by mailing became required.

(E) In each of the following instances the Corporation shall cause to be filed with the Transfer Agent and shall cause to be mailed, first class postage prepaid, to the holders of record of the outstanding shares of Preferred Stock, at least 10 days prior to the applicable record date hereinafter specified, a notice stating the date on which a record is to be taken for the purpose of such distribution or rights, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such distribution or rights are to be determined, or the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up:

(1) If the Corporation shall authorize the distribution to all holders of its Common Stock of evidence of its indebtedness or assets (other than dividends or other distributions paid out of earned surplus); or

(2) If the Corporation shall authorize the granting to the holders of its Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

(3) In the event of any reclassification of the Common Stock (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required, or of the sale or transfer of all or substantially all of the assets of the Corporation; or

(4) In the event of any reclassification or the voluntary or involuntary dissolution, liquidation or winding up of the Corporation.

(F) It is the intent of this Section 1.4 to provide only traditional antidilutive provisions for the Preferred Stock such that the rights of the holders of the Preferred Stock as provided herein are neither greater than nor less than, but entirely consistent with, the rights of the holders of Common Stock.

1.5 REQUIRED CORPORATE ACTIONS.

            (A)   (1)      The Corporation will at all times reserve, keep
                           available and be prepared to issue, free from any preemptive rights, out of its authorized but unissued
                           Common Stock, solely for the purpose of effecting conversion of the Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Preferred Stock.

                  (2) The Corporation shall from time to time, in accordance with the laws of the State of Delaware, endeavor to amend its Certificate of Incorporation to increase the authorized amount of its Common Stock if at any time the authorized amount of its Common Stock remaining unissued shall be not sufficient to permit the conversion of all Preferred Stock.

                  (3) The Corporation shall, if any shares of Common Stock required to be reserved for issuance upon conversion of Preferred Stock, require registration with or approval of any governmental authority under any federal or state law before such shares may be issued upon such conversion, endeavor to cause such shares to be so registered or approved as expeditiously as possible.

            (B)   (1)      The Corporation will pay any and all taxes that may
                           be payable in respect of the issue or delivery of shares of Common Stock on conversion of shares of the Preferred Stock pursuant hereto.

                  (2) The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or transfer and delivery of shares of Common Stock in a name other than that in which the shares of the Preferred Stock so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid.

(C) Whenever reference is made in Sections 1.3., 1.4 or 1.5 to the issuance or sale of shares of Common Stock, the term "Common Stock" shall include any stock of any class of the Corporation other than preferred stock of any class with a fixed (absolutely or by reference to an adjustment formula) limit on dividends and a fixed amount payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation.

1.6 LIQUIDATION RIGHTS.

In the event of any liquidation or dissolution or winding up of the Corporation, voluntary or involuntary, the holders of the Preferred Stock shall be entitled to receive liquidation benefits identical to those received by holders of any class of the Corporation's Common Stock, provided that each share of Preferred Stock shall be treated as if it were 100 shares of the Common Stock.

1.7 VOTING RIGHTS.

The Preferred Stock shall have no voting rights.

1.8 RESTRICTIONS ON HOLDERS.

(A) No shares of the Preferred Stock may be held by any person serving as an officer or director of the Corporation.

(B) No person holding shares of the Preferred Stock may serve in any capacity with the Corporation which would constitute such person a Control Person of the Corporation, for purposes of the Securities Act of 1933, as amended, or the Exchange Act of 1934, as amended.

       APPENDIX Q - NETWORTH TECHNOLOGIES, INC. 2005 STOCK INCENTIVE PLAN

                           NETWORTH TECHNOLOGIES, INC.
                            (A DELAWARE CORPORATION)

                            2005 STOCK INCENTIVE PLAN

SECTION 1. PURPOSE; DEFINITIONS.

1.1 Purpose. The purpose of the NetWorth Technologies, Inc. 2005 Stock Incentive Plan is to enable the NetWorth Technologies, Inc. (the "Company") to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) "Agreement" means the agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award under the Plan.

(b) "Board" means the Board of Directors of the Company.

(c) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

(d) "Committee" means the Stock Option Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

(e) "Common Stock" means the Common Stock of the Company, $0.01 par value per share.

(f) "Company" means NetWorth Technologies, Inc., a corporation organized under the laws of the State of Delaware.

(g) "Deferred Stock" means Common Stock to be received under an award made pursuant to Section 8, below, at the end of a specified deferral period.

(h) "Disability" means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i) "Effective Date" means the date set forth in Section 12.1, below.

(j) "Fair Market Value", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date:
(i) if the Common Stock is listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange or Nasdaq, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the Nasdaq National Market or Nasdaq SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k) "Holder" means a person who has received an award under the Plan.

(l) "Incentive Stock Option" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(m) "Nonqualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(n) "Normal Retirement" means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as "retirement age" for any particular Holder. If no age is designated, it shall be 65.

(o) "Other Stock-Based Award" means an award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p) "Parent" means any present or future "parent corporation" of the Company, as such term is defined in Section 424(e) of the Code.

(q) "Plan" means the NetWorth Technologies, Inc. 2005 Stock Incentive Plan, as hereinafter amended from time to time.

(r) "Repurchase Value" shall mean the Fair Market Value in the event the award to be settled under Section 2.2(h) or repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(s) "Restricted Stock" means Common Stock received under an award made pursuant to Section 7, below, that is subject to restrictions under said Section 7.

(t) "SAR Value" means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u) "Stock Appreciation Right" means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v) "Stock Option" or "Option" means any option to purchase shares of Common Stock which is granted pursuant to the Plan.

(w) "Stock Reload Option" means any option granted under Section 5.3 of the Plan.

(x) "Subsidiary" means any present or future "subsidiary corporation" of the Company, as such term is defined in Section 424(f) of the Code.

(y) "Vest" means to become exercisable or to otherwise obtain ownership rights in an award.

SECTION 2. ADMINISTRATION.

2.1 Committee Membership. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent possible and deemed to be appropriate by the Board, shall be "non-employee directors" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), and "outside directors" within the meaning of Section 162(m) of the Code.

2.2 Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Reload Stock Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan;

(e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the payment or crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Common Stock;

(f) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an award hereunder shall be deferred that may be either automatic or at the election of the Holder;

(g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and (ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms; and

(h) to make payments and distributions with respect to awards (i.e., to "settle" awards) through cash payments in an amount equal to the Repurchase Value.

Notwithstanding anything contained herein to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 2,000,000 shares in the aggregate.

2.3 Interpretation of Plan.

(a) Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to
Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Reload Options or Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such
Section 422.

SECTION 3. STOCK SUBJECT TO PLAN.

3.1 Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be 30,000,000 shares. Shares of Common Stock under the Plan ("Shares") may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award, Deferred Stock award, Reload Stock Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. If a Holder pays the exercise price of a Stock Option by surrendering any previously owned shares and/or arranges to have the appropriate number of shares otherwise issuable upon exercise withheld to cover the withholding tax liability associated with the Stock Option exercise, then the number of shares available under the Plan shall be increased by the lesser of (i) the number of such surrendered shares and shares used to pay taxes; and (ii) the number of shares purchased under such Stock Option.

3.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any merger, reorganization, consolidation, common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

SECTION 4. ELIGIBILITY.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant. Notwithstanding the foregoing, an award may be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services.

SECTION 5. STOCK OPTIONS.

5.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-Qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

5.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company ("10% Stockholder").

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the trading day immediately preceding the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that (i) the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the trading day immediately preceding the date of grant; and (ii) if the Stock Option is granted in connection with the recipient's hiring, retention, reaching an agreement (oral or written) with the Company with respect to such hiring or retention, promotion or similar event, the option exercise price may be not less than the Fair Market Value on the trading day immediately preceding the date on which the recipient is hired or retained, reached such agreement with respect to such hiring or retention, or is promoted (or similar event), if the grant of the Stock Option occurs not more than 120 days after the date of such hiring, retention, agreement, promotion or other event.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Nonqualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided, however, that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option. The Committee may permit a Holder to elect to pay the Exercise Price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

(e) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder's guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder's "Immediate Family" (as defined below), or
(ii) to an entity in which the Holder and/or members of Holder's Immediate Family own more than fifty percent of the voting interest, in exchange for an interest in that entity, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Stock Option prior to such transfer. The term "Immediate Family" shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder's household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets.

(f) Termination by Reason of Death. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(g) Termination by Reason of Disability. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Other Termination. Subject to the provisions of Section 13.3, below, and unless otherwise determined by the Committee and set forth in the Agreement, if such Holder's employment or retention by, or association with, the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

(i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000.

(j) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

5.3 Stock Reload Option. If a Holder tenders shares of Common Stock to pay the exercise price of a Stock Option ("Underlying Option") and/or arranges to have a portion of the shares otherwise issuable upon exercise withheld to pay the applicable withholding taxes, then the Holder may receive, at the discretion of the Committee, a new Stock Reload Option to purchase that number of shares of Common Stock equal to the number of shares tendered to pay the exercise price and the withholding taxes (but only if such tendered shares were held by the Holder for at least six months). Stock Reload Options may be any type of option permitted under the Code and will be granted subject to such terms, conditions, restrictions and limitations as may be determined by the Committee from time to time. Such Stock Reload Option shall have an exercise price equal to the Fair Market Value as of the date of exercise of the Underlying Option. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Underlying Option to which the Reload Option is related.

SECTION 6. STOCK APPRECIATION RIGHTS.

6.1 Grant and Exercise. The Committee may grant Stock Appreciation Rights to participants who have been or are being granted Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available under for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

SECTION 7. RESTRICTED STOCK.

7.1 Grant. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture ("Restriction Period"), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2 Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

SECTION 8. DEFERRED STOCK.

8.1 Grant. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock will be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period ("Deferral Period") during which, and the conditions under which, receipt of the shares will be deferred, and all the other terms and conditions of the awards.

8.2 Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(a) Certificates. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2 (d) below, where applicable), share certificates shall be issued and delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

(b) Rights of Holder. A person entitled to receive Deferred Stock shall not have any rights of a Stockholder by virtue of such award until the expiration of the applicable Deferral Period and the issuance and delivery of the certificates representing such Common Stock. The shares of Common Stock issuable upon expiration of the Deferral Period shall not be deemed outstanding by the Company until the expiration of such Deferral Period and the issuance and delivery of such Common Stock to the Holder.

(c) Vesting; Forfeiture. Upon the expiration of the Deferral Period with respect to each award of Deferred Stock and the satisfaction of any other applicable restrictions, terms and conditions all or part of such Deferred Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below. Any such Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock.

(d) Additional Deferral Period. A Holder may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event ("Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

SECTION 9. OTHER STOCK-BASED AWARDS.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

SECTION 10. ACCELERATED VESTING AND EXERCISABILITY.

10.1 Non-Approved Transactions. If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended ("Exchange Act")), is or becomes the "beneficial owner" (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and awards.

10.2 Approved Transactions. The Committee may, in the event of an acquisition of substantially all of the Company's assets or at least 50% of the combined voting power of the Company's then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company's Board of Directors, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, and (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award.

SECTION 11. AMENDMENT AND TERMINATION.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder's consent.

SECTION 12. TERM OF PLAN.

12.1 Effective Date. The Plan shall be effective as of January 10, 2006, subject to the approval of the Plan by the Company's stockholders within one year after the Effective Date. Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

12.2 Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten year period following the Effective Date.

SECTION 13. GENERAL PROVISIONS.

13.1 Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2 Unfunded Status of Plan. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3 Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder's employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) discloses to anyone outside the Company or uses any confidential information or material of the Company or any of its Subsidiaries in violation of the Company's policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on the date that is [six] months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause. The Committee may, if a Holder's employment with the Company or a Subsidiary is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Shares that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder's employment with the Company is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4 Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company's securities.

13.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7 Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to choice of law provisions).

13.8 Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

13.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933 (the "Securities Act"), as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.
13.12 Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system, including the Nasdaq National Market and Nasdaq SmallCap Market. Appendix R - NetWorth Technologies, Inc. and Solution Technology International, Inc. Unaudited Pro Forma Combined Financial Statements Networth Technologies, Inc. and Subsidiaries Introduction to Unaudited Pro Forma Condensed Consolidated Financial Statements

APPENDIX R - NETWORTH TECHNOLOGIES, INC. AND SOLUTION TECHNOLOGY INTERNATIONAL, INC. UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

         On May 19, 2005, Networth Technologies, Inc. (the "Company" or "Networth") entered into an agreement and plan of merger with Solution Technology International, Inc. ("STI")., a Delaware corporation and STI Acquisition Company Corp., a newly formed Delaware corporation, pursuant to which the Company was required to issue shares equal to 90% of its outstanding shares at the date of its outstanding shares at the date of the merger for 100% of the outstanding shares of STI. In addition to the share exchange, STI assumed an additional $150,000 of accounts payable as well as Networths' outstanding balance of its convertible debentures. As a result of the Agreement, the transaction will be treated for accounting purposes as a reverse merger by STI being the accounting acquirer.

         The following unaudited pro forma condensed consolidated balance sheet represents the pro forma financial position of Networth and STI at September 30, 2005.

         The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2005 and the year ended December 31, 2004 reflect the combined results of Networth and STI as if the proposed combination of the companies had occurred at the beginning of 2004.

         The unaudited pro forma condensed consolidated financial statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the companies' respective historical financial statements and notes included thereto.

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS



         The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at September 30, 2005 and the unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2005 and the year ended December 31, 2004 to reflect the proposed combination of Networth and STI.

         (a) To record the reverse merger of STI which occurred on May 19, 2005. The common stock of STI was reversed out upon acquisition by Networth in the reverse merger. Additionally, the treasury shares held by Networth were reversed out as they are now available. The offset in the adjustment affected additional paid-in capital. In the reverse merger, the balance sheet of STI as well as their statements of operations were utilized as they were the accounting acquirer.

         (b) Shares issued in merger. Networth will issue approximately 300,000,000 shares of common stock to the shareholders of STI in exchange for 100% of their stock which was removed in (a) above. There was a debit balance in additional paid-in capital of $1,041,262, which was all offset to retained earnings, which amounted to $31,041,262. The par value of Networth was $.10. On May 19, 2005, Networth Technologies, Inc. (the "Company"), Solution Technology International, Inc. ("STI") and STI Acquisition Company Corp., a newly formed Delaware corporation, entered into an Agreement and Plan of Merger pursuant to which the Company was required to issue shares equal to 90% of its outstanding shares at the date of the merger for 100% of the outstanding shares of STI. As a result of the Agreement, the transaction will be treated for accounting purposes as a reverse merger by STI being the accounting acquirer. The merger was effective June 20, 2005. At this time, STI cancelled all of its certificates and received in excess of 173,000,000 shares of common stock of the Company. June 20, 2005 is the date in which consideration is deemed to be paid for the STI shares. STI received 9,494,100 of these shares in the quarter ended September 30, 2005. After June 20, 2005 STI discovered that Networth's charter only authorized 65,000,000 rather than 650,000,000 shares of common stock that its Board of Directors believed it had. Networth had authorized a 1 for 10 reverse stock split that was effective December 1, 2004 that its board of directors believed, incorrectly, applied only to its outstanding common stock and not its authorized shares of common stock as well. STI was able to void the unauthorized 1 for 10 reverse split by filing a series of certificates of correction to Networth's certificate of incorporation in November 2005. Accordingly, following the schedule 14C becoming effective, Networth will be able to issue the remaining shares of common stock to the former STI stockholders under the terms of the merger agreement between STI and Networth. A liability for stock to be issued is reflected on the balance sheet for Networth in the amount of $3,272,721.

         (c) There is no income tax provision for 2004 or 2005 due to the carryover of net operating losses, therefore there is no income tax effect due to the pro forma valuation allowance being equal to any pro forma deferred tax asset..

         Pro forma earnings per share is based on the pro forma weighted average number of shares outstanding as follows:


                                                                   Nine Months              Year Ended

                                                                 September 30, 2005       December 31, 2004

         Networth's weighted average shares outstanding

            Before merger                                             21,474,555               9,061,606

            Shares issued in merger                                  300,000,000             300,000,000
                                                                    ------------            ------------

            After merger                                             321,474,555             309,061,606
                                                                    ============            ============

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2005


                                                  NETWORTH             STI
                                                ------------       ------------

CURRENT ASSETS


  Cash and cash equivalents                     $         --       $     17,288
                                                ------------       ------------

    TOTAL CURRENT ASSETS                                  --             17,288
                                                ------------       ------------

  Fixed assets, net of depreciation                       --             26,268
                                                ------------       ------------

OTHER ASSETS

  Intangible assets                                       --            504,645

  Other assets                                            --              7,065
                                                ------------       ------------


    TOTAL OTHER ASSETS                                    --            511,710
                                                ------------       ------------

TOTAL ASSETS                                    $         --       $    555,266
                                                ============       ============

CURRENT LIABILITIES


   Current portion of notes payable             $         --       $  1,030,689

   Convertible debentures                            625,000            648,545

   Derivative liability                                   --            501,455

   Loans payable - related parties                        --            419,160
   Accounts payable and accrued
expenses                                             150,000          1,231,573
                                                ------------       ------------

      TOTAL CURRENT LIABILITIES                      775,000          3,831,422
                                                ------------       ------------

LONG-TERM LIABILITIES
   Notes payable, net of current
portion                                                   --            530,000
                                                ------------       ------------

      TOTAL LONG-TERM LIABILITIES                         --            530,000
                                                ------------       ------------

TOTAL LIABILITIES                                    775,000          4,361,422
                                                ------------       ------------

STOCKHOLDERS' EQUITY (DEFICIT)
  Preferred stock, $.001 Par Value,
8,000,000 shares authorized, none

    issued and outstanding                                --                 --
  Convertible preferred stock, $.01
Par Value, 2,000,000 shares
authorized,
    1,265,831 shares issued and
outstanding                                            1,266                 --
  Common stock, $0.10 Par Value;
65,000,000, 500,000,000, and
65,000,000
    shares authorized; 30,991,616,
44,181,555, and 330,991,616 shares

    issued and outstanding                         3,099,172             44,182

  Additional paid in capital                      (3,480,141)         2,789,994

  Accumulated deficits                              (376,500)        (6,640,332)

                                                ------------       ------------

                                                    (756,203)        (3,806,156)
  Less: Treasury stock, 187,971
shares, at cost                                      (18,797)                --
                                                ------------       ------------

      TOTAL STOCKHOLDERS' EQUITY
(DEFICIT)                                           (775,000)        (3,806,156)
                                                ------------       ------------


TOTAL LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)                                $         --       $    555,266
                                                ============       ============

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005


                                                      NETWORTH               STI        NOTE  ADJUSTMENTS       PROFORMA
                                                     -------------       -------------   ---------------      -------------

OPERATING REVENUES

  Revenues                                           $          --       $       5,000       $        --      $       5,000

COSTS OF REVENUES                                               --              80,092                --             80,092
                                                     -------------       -------------       -----------      -------------


GROSS PROFIT (LOSS)                                             --             (75,092)               --            (75,092)

OPERATING EXPENSES
   Professional fees and
compensation expenses                                      376,500             777,636                --          1,154,136
   General and
administrative expenses                                         --             161,776                --            161,776
   Depreciation,
amortization and impairment                                     --              12,294                --             12,294
                                                     -------------       -------------       -----------      -------------

       TOTAL OPERATING
EXPENSES                                                   376,500             951,706                --          1,328,206
                                                     -------------       -------------       -----------      -------------

INCOME (LOSS) BEFORE OTHER
(EXPENSE)                                                 (376,500)         (1,026,798)               --         (1,403,298)

OTHER (EXPENSE)

  Other income (expense)                                        --             (62,434)               --            (62,434)

   Interest expense, net                                        --            (119,088)               --           (119,088)
                                                     -------------       -------------       -----------      -------------
       TOTAL OTHER (EXPENSE)                                    --            (181,522)               --           (181,522)
                                                     -------------       -------------       -----------      -------------

NET INCOME (LOSS) BEFORE
PROVISION FOR INCOME
   TAXES                                                  (376,500)         (1,208,320)               --         (1,584,820)
      Provision for income
taxes                                                           --                  --   (c)          --                 --
                                                     -------------       -------------       -----------      -------------

NET INCOME (LOSS) APPLICABLE
TO COMMON SHARES                                     $    (376,500)      $  (1,208,320)      $        --      $  (1,584,820)
                                                     =============       =============       ===========      =============

NET INCOME (LOSS) PER BASIC
AND DILUTED SHARES                                   $      (0.018)                N/A       N/A              $      (0.005)
                                                     =============       =============       ===========      =============
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES
   OUTSTANDING                                          21,474,555          44,181,555                --        321,474,555
                                                     =============       =============       ===========      =============

                  NETWORTH TECHNOLOGIES, INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2004


                                                  NETWORTH            STI             NOTE      ADJUSTMENTS         PROFORMA
                                               ---------------------------------      -------------------------------------------
OPERATING REVENUES

  Revenues                                     $     939,607       $       6,900       (a)      $    (939,607)      $       6,900

COSTS OF REVENUES                                    507,321             119,556       (a)           (507,321)            119,556
                                               ---------------------------------                ---------------------------------

GROSS PROFIT (LOSS)                                  432,286            (112,656)                    (432,286)           (112,656)

OPERATING EXPENSES

   Professional fees and commission expenses         429,168           1,165,129       (a)           (429,168)          1,165,129

   General and administrative expenses               594,609             235,862       (a)           (594,609)            235,862

   Depreciation, amortization and impairment          71,343              34,562       (a)            (71,343)             34,562
                                               ---------------------------------                ---------------------------------
       TOTAL OPERATING EXPENSES                    1,095,120           1,435,553                   (1,095,120)          1,435,553
                                               ---------------------------------                ---------------------------------


INCOME (LOSS) BEFORE OTHER (EXPENSE)                (662,834)         (1,548,209)                     662,834          (1,548,209)

OTHER (EXPENSE)

   Other income (expense)                                 --             (36,755)                                         (36,755)

   Interest expense, net                             (72,957)           (153,130)      (a)             72,957            (153,130)
                                               ---------------------------------                ---------------------------------
       TOTAL OTHER (EXPENSE)                         (72,957)           (189,885)                      72,957            (189,885)
                                               ---------------------------------                ---------------------------------

NET INCOME (LOSS) BEFORE PROVISION FOR INCOME
   TAXES                                            (735,791)         (1,738,094)                     735,791          (1,738,094)

      Provision for income taxes                          --                  --       (c)                 --                  --
                                               ---------------------------------                ---------------------------------

NET INCOME (LOSS) APPLICABLE TO COMMON SHARES  $    (735,791)      $  (1,738,094)               $     735,791       $  (1,738,094)
                                               =================================                =================================

NET INCOME (LOSS) PER BASIC AND DILUTED SHARES $      (0.081)      $       (0.04)                         N/A       $      (0.006)
                                               =================================                =================================
WEIGHTED AVERAGE NUMBER OF COMMON SHARES
   OUTSTANDING                                     9,061,606          41,620,628                           --         309,061,606
                                               =================================                =================================

Appendix S - Solution Technology International, Inc. Financial Statements

Report of Independent Public Accounting Firm

Balance Sheet
Statement of Operations
Statements of Changes in Stockholders' Deficiency Statement of Cash Flows

Notes to Financial Statements

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                              FINANCIAL STATEMENTS
                     YEARS ENDED DECEMBER 31, 2004 AND 2003

                          INDEX TO FINANCIAL STATEMENTS

                                                                    Page(s)
                                                                    -------

Report of Independent Registered Public Accounting Firm               1

Balance Sheet as of December 31, 2004                                 2

Statements of Operations for the Years Ended
   December 31, 2004 and 2003                                         3

Statements of Changes in Stockholders' (Deficit) for the
   Years Ended December 31, 2004 and 2003                             4

Statements of Cash Flows for the Years Ended
    December 31, 2004 and 2003                                        5

Notes to Financial Statements                                        6-24

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors
Solution Technology International, Inc. Fredrick, Maryland

We have audited the accompanying balance sheet of Solution Technology International, Inc. (the "Company") as of December 31, 2004 and the related statements of operations, changes in stockholders' (deficit), and cash flows for the years ended December 31, 2004 and 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinions.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Solution Technology International, Inc. as of December 31, 2004, and the results of its statements of operations, changes in stockholders' (deficit), and cash flows for the years ended December 31, 2004 and 2003 in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has sustained operating losses and capital deficits that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


                                       /s/Wheeler, Herman, Hopkins & Lagor, P.A.


Tampa, Florida
December 5, 2005

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2004

                                     ASSETS

    Current Assets:
      Cash and cash equivalents                                    $       452
                                                                   -----------

        Total Current Assets                                               452
                                                                   -----------

      Fixed assets, net of depreciation                                 31,650
                                                                   -----------

    Other Assets:
      Intangible assets, net                                           576,738
      Security deposits                                                  7,065
                                                                   -----------

        Total Other Assets                                             583,803
                                                                   -----------

    TOTAL ASSETS                                                   $   615,905
                                                                   ===========

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

    LIABILITIES
    Current Liabilities:
      Current portion of notes payable                             $   341,755
      Notes payable - bank                                             200,000
      Notes payable - related parties                                  258,943
      Convertible debentures                                           498,545
      Derivative liability                                             501,455
      Current portion of obligations under capital lease                 2,637
      Accrued compensation                                             208,569
      Accounts payable                                                 296,119
                                                                   -----------

          Total Current Liabilities                                  2,308,023
                                                                   -----------

    Long-term Liabilities:
      Notes payable, net of current portion                            940,000
      Obligations under capital lease, net of current portion            1,753
                                                                   -----------

          Total Long-term Liabilities                                  941,753
                                                                   -----------

          Total Liabilities                                          3,249,776
                                                                   -----------

    COMMITMENTS AND CONTINGENCIES (NOTE 8)                                  --

    STOCKHOLDERS' (DEFICIT)
      Common stock, $.001 par value; 500,000,000
        shares authorized and 44,181,555 shares
        issued and outstanding                                          44,182
      Additional paid-in capital                                     2,377,459
      Accumulated deficit                                           (5,055,512)
                                                                   -----------

          Total Stockholders' (Deficit)                             (2,633,871)
                                                                   -----------

    TOTAL LIABILITIES AND STOCKHOLDERS' (DEFICIT)                  $   615,905
                                                                   ===========


    The accompanying notes are an integral part of the financial statements.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                            STATEMENTS OF OPERATIONS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                       2004            2003
                                                   ------------    ------------

OPERATING REVENUES
  Sales                                            $      6,900    $  1,309,686
                                                   ------------    ------------

COST OF SALES
   Development costs                                     23,433         265,394
   Compensation expense                                      --         417,531
   Amortization of intangible assets                     96,123          96,123
   Other costs                                               --           5,375
                                                   ------------    ------------
       Total Cost of Sales                              119,556         784,423
                                                   ------------    ------------

GROSS PROFIT (LOSS)                                    (112,656)        525,263
                                                   ------------    ------------

OPERATING EXPENSES
   Compensation expense                                 475,773         646,691
   Professional and consulting fees                     689,356         182,816
   Rent expense                                          90,536          85,798
   Other general and administrative expenses            145,326         186,181
   Depreciation and amortization                         34,562          21,125
                                                   ------------    ------------
       Total Operating Expenses                       1,435,553       1,122,611
                                                   ------------    ------------

LOSS BEFORE OTHER INCOME (EXPENSE)                   (1,548,209)       (597,348)

OTHER INCOME (EXPENSE)
   Gain on debt extinguishment                           83,245              --
   Other expense                                       (120,000)             --
   Interest income                                          181           1,214
   Interest expense                                    (153,311)       (146,383)
                                                   ------------    ------------
       Total Other Income (Expense)                    (189,885)       (145,169)
                                                   ------------    ------------

NET LOSS BEFORE PROVISION FOR INCOME TAXES           (1,738,094)       (742,517)
Provision for Income Taxes                                   --              --
                                                   ------------    ------------

NET LOSS                                           $ (1,738,094)   $   (742,517)
                                                   ============    ============

NET LOSS PER SHARE-BASIC AND DILUTED SHARES        $      (0.04)   $      (0.02)
                                                   ============    ============

WEIGHTED AVERAGE NUMBER OF COMMON
    SHARES OUTSTANDING                               41,620,628      39,059,700
                                                   ============    ============


    The accompanying notes are an integral part of the financial statements.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                STATEMENTS OF CHANGES IN STOCKHOLDERS' (DEFICIT)
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                                    Additional
                                                          Common Stock                Paid-in         Accumulated
                                                     Shares            Amount         Capital           Deficit            Total
                                                   -----------      -----------      -----------      -----------       -----------
 Balance December 31, 2002                          39,059,700      $    39,060      $ 2,182,381      $(2,574,901)      $  (353,460)

 Net loss for the year                                      --               --               --         (742,517)         (742,517)
                                                   -----------      -----------      -----------      -----------       -----------

 Balance December 31, 2003                          39,059,700           39,060        2,182,381       (3,317,418)       (1,095,977)

 Common stock issued for consulting services         5,121,855            5,122          144,878               --           150,000

 Issuance of warrants with respect to related
   party obligations                                        --               --            8,000               --             8,000

 Issuance of warrants with respect to note
   payable                                                  --               --           35,000               --            35,000

 Beneficial conversion feature on warrants
   associated with note payable                             --               --            7,200               --             7,200

 Net loss for the year                                      --               --               --       (1,738,094)       (1,738,094)
                                                   -----------      -----------      -----------      -----------       -----------

 Balance December 31, 2004                          44,181,555      $    44,182      $ 2,377,459      $(5,055,512)      $(2,633,871)
                                                   ===========      ===========      ===========      ===========       ===========


The accompanying notes are an integral part of the financial statements.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


                                                                                   2004              2003
                                                                                -----------       -----------
 CASH FLOWS FROM OPERATING ACTIVITIES
    Net loss                                                                    $(1,738,094)      $  (742,517)
                                                                                -----------       -----------

    Adjustments to reconcile net loss to net cash used in operating activities:
      Depreciation and amortization                                                 130,685           117,248
      Amortization of debt discount                                                  12,785
      Common stock issued for consulting services                                   150,000                --
      Convertible debenture issued for consulting services                          400,000                --
      Gain on debt extinguishment                                                   (83,245)               --
      Beneficial conversion feature on waarants issued                                7,200                --

   Changes in assets and liabilities
      Decrease in accounts receivable                                                11,055            60,694
      Decrease in prepaid expenses and other assets                                      --            17,767
      Increase in accrued compensation                                              239,409            83,328
      Increase (decrease) in accounts payable                                       103,356          (276,295)
                                                                                -----------       -----------
      Total adjustments                                                             971,245             2,742
                                                                                -----------       -----------

      Net cash (used in) operating activities                                      (766,849)         (739,775)
                                                                                -----------       -----------

 CASH FLOWS FROM FINANCING ACTIVITES
     Proceeds from revolving promissory note                                             --           750,000
     Proceeds from note payable - bank (inclusive of warrants)                      200,000                --
     Payment on note payable - bank                                                (110,103)
     Proceeds from note payable                                                          --           200,000
     Payments of notes payable                                                     (145,000)          (70,000)
     Proceeds from notes payable - related parties (inclusive of warrants)          100,000                --
     Proceeds from convertible debentures                                           600,000                --
     Payments of obligations under capital lease                                     (8,583)          (10,145)
                                                                                -----------       -----------

        Net cash provided by financing activities                                   746,417           759,752
                                                                                -----------       -----------

 NET INCREASE (DECREASE) IN
     CASH AND CASH EQUIVALENTS                                                      (20,432)           19,977

 CASH AND CASH EQUIVALENTS -
     BEGINNING OF PERIOD                                                             20,884               907
                                                                                -----------       -----------

 CASH AND CASH EQUIVALENTS - END OF PERIOD                                      $       452       $    20,884
                                                                                ===========       ===========

 CASH PAID DURING THE YEAR FOR:
     Interest expense                                                           $   119,555       $   132,367
                                                                                ===========       ===========


    The accompanying notes are an integral part of the financial statements.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 2004 AND 2003

NOTE 1- ORGANIZATION AND BASIS OF PRESENTATION

Solution Technology International, Inc. (the "Company") incorporated in Delaware on April 27, 1993, is a software product company based in Frederick, Maryland offering an enterprise solution for the global insurance and reinsurance industry. The Company has created complex reinsurance algorithms and methodologies to support automation of complex technical accounting methods and claims recovery processes. The Company has also developed sophisticated expert underwriting methods and trend analysis tools that support the insurance and reinsurance industries.

                                  GOING CONCERN

As shown in the accompanying financial statements the Company has incurred significant recurring losses of $1,738,094 and $742,517 for the years ended December 31, 2004 and 2003, and has a working capital deficiency of $2,307,571 as of December 31, 2004. The Company is overdue on their debt obligations, and has generated very little revenue. There is no guarantee that the Company will be able to raise enough capital or generate revenues to sustain its operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period.

Management believes that the Company's capital requirements will depend on many factors including the success of the Company's stock post-merger with Networth Technologies, Inc. which occurred in May 2005, as well as its sales efforts. The Company has borrowed additional amounts from lending sources as well as related parties to fund its operations, until Networth can file a registration statement with the Securities and Exchange Commission in order to raise 12 million dollars in which the Company has received a term sheet for to enable the Company to expand and carry out its business plan. The Company's ability to continue as a going concern for a reasonable period following its merger with Networth is dependent upon management's ability to raise additional interim capital and, ultimately, achieve profitable operations. There can be no assurance that management will be able to raise sufficient capital, under terms satisfactory to the Company, if at all.

The financial statements do not include any adjustments relating to the carrying amounts of recorded assets or the carrying amounts and classification of recorded liabilities that may be required should the Company be unable to continue as a going concern.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                                USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. On an on-going basis, the Company evaluates its estimates, including, but not limited to, those related to bad debts, income taxes and contingencies. The Company bases its estimates on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying value of assets and liabilities that are not readily apparent from other sources. Actual results could differ from those estimates.

                            CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments and other short-term investments with an initial maturity of three months or less to be cash equivalents.

                                INTANGIBLE ASSETS

Intangible assets consist of software and related technology is carried at cost and is amortized over the period of benefit, ten years, generally on a straight-line basis. These intangible assets are also used as security under the Loan and Security Agreement and an Intellectual Property Agreement entered into with Crosshill (see Note 4).

Costs incurred in creating products are charged to expense when incurred as research and development until technological feasibility is established upon completion of a working model. Thereafter, all software production costs are capitalized and carried at cost. Capitalized costs are amortized based on straight-line amortization over the remaining estimated economic life of the product - ten years. Amortization included in cost of sales is $96,123 and $96,123 for the years ended December 31, 2004 and 2003, respectively.

In accordance with SFAS No. 2, "Accounting for Research and Development Costs", SFAS No. 68, "Research and Development Arrangements", and SFAS No. 86, "Accounting for the Costs of Computer Software to be Sold, Leased, or Otherwise Marketed", technological feasibility for the product was established on January 1, 2001 with completion of the working model.

All costs subsequent to this date have been capitalized. Management on an annual basis determines if there is further impairment on their intangible assets. All costs capitalized occurred from 2001 through 2002. At that point the software and related technology was deemed completed.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                          INTANGIBLE ASSETS (CONTINUED)

Identified intangible assets are regularly reviewed to determine whether facts and circumstances exist which indicate that the useful life is shorter than originally estimated or the carrying amount of assets may not be recoverable. The Company assesses the recoverability of its identifiable intangible assets by comparing the projected discounted net cash flows associated with the related asset or group of assets over their remaining lives against their respective carrying amounts. Impairment, if any, is based on the excess of the carrying amount over the fair value of those assets.


                                                            As of December 31, 2004
                                                  Gross
                                                 Carrying            Accumulated
                                                  Amount             Amortization       Net
                                                 ---------           ------------    ---------
Amortized Intangible Assets:

       Software and related technology           $ 961,229            $ 384,491      $ 576,738
                                                 =========            =========      =========

Amortization Expense:

       For the year ended December 31, 2004                           $ 96,123
       For the year ended December 31, 2003                             96,123

Estimated Amortization Expense:

       For the year ended December 31, 2005                           $ 96,123
       For the year ended December 31, 2006                             96,123
       For the year ended December 31, 2007                             96,123
       For the year ended December 31, 2008                             96,123
       For the year ended December 31, 2009                             96,123
       For the year ended December 31, 2010                             96,123
                                                                     ---------

                    Total                                            $ 576,738
                                                                     =========

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                               REVENUE RECOGNITION

When a software license arrangement requires us to provide significant production, customization or modification of the software, or when the customer considers these services essential to the functionality of the software product, the fees for the product license, implementation services and maintenance and support are recognized using the percentage of completion method. Under percentage of completion accounting, these revenues are recognized as work progresses based upon cost incurred. Any expected losses on contracts in progress are expensed in the period in which the losses become probable and reasonably estimable. If an arrangement includes acceptance criteria, revenue is not recognized until we can objectively demonstrate that the software or service can meet the acceptance criteria, or the acceptance period lapses, whichever occurs earlier.

Other elements of our software arrangements are services that do not involve significant production, modification or customization of the Company's software as defined in SOP 97-2. These components do not constitute a significant amount of the revenue generated currently, and did not during the early years of the post technological feasibility period. These components are recognized as the services are performed based on the accrual method of accounting.

                                  INCOME TAXES

The Company accounts for income taxes utilizing the liability method of accounting. Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

Fair Value of Financial Instruments (other than Derivative Financial
Instruments)

The carrying amounts reported in the balance sheet for cash and cash equivalents, and accounts payable approximate fair value because of the immediate or short-term maturity of these financial instruments. For the notes payable, the carrying amount reported is based upon the incremental borrowing rates otherwise available to the Company for similar borrowings. For the convertible debentures, fair values were calculated at net present value using the Company's weighted average borrowing rate for debt instruments without conversion features applied to total future cash flows of the instruments.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                             CONVERTIBLE INSTRUMENTS

The Company reviews the terms of convertible debt and equity securities for indications requiring bifurcation, and separate accounting, for the embedded conversion feature. Generally, embedded conversion features where the ability to physical or net-share settle the conversion option is not within the control of the Company are bifurcated and accounted for as a derivative financial instrument. (See Derivative Financial Instruments below). Bifurcation of the embedded derivative instrument requires allocation of the proceeds first to the fair value of the embedded derivative instrument with the residual allocated to the debt instrument. The resulting discount to the face value of the debt instrument is amortized through periodic charges to interest expense using the Effective Interest Method.

                        DERIVATIVE FINANCIAL INSTRUMENTS

The Company generally does not use derivative financial instruments to hedge exposures to cash-flow or market risks. However, certain other financial instruments, such as warrants or options to acquire common stock and the embedded conversion features of debt and preferred instruments that are indexed to the Company's common stock, are classified as liabilities when either (a) the holder possesses rights to net-cash settlement or (b) physical or net share settlement is not within the control of the Company. In such instances, net-cash settlement is assumed for financial accounting and reporting, even when the terms of the underlying contracts do not provide for net-cash settlement. Such financial instruments are initially recorded at fair value and subsequently adjusted to fair value at the close of each reporting period. Fair value for option-based derivative financial instruments is determined using the Black-Scholes Valuation Method. These derivative financial instruments are indexed to an aggregate of 54,973,481 shares of the Company's common stock as of December 31, 2004 and are carried at fair value. The embedded conversion feature amounted to $501,455 at December 31, 2004, and the Company recognized no fair value adjustment during the year ended December 31, 2004.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                ADVERTISING COSTS

The Company expenses the costs associated with advertising as incurred. Advertising expenses for the years ended December 31, 2004 and 2003 totaled $30,400 and $0, respectively..

                                  FIXED ASSETS

Fixed assets are stated at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the assets.

When assets are retired or otherwise disposed of, the costs and related accumulated depreciation are removed from the accounts, and any resulting gain or loss is recognized in income for the period. The cost of maintenance and repairs is charged to income as incurred; significant renewals and betterments are capitalized. Deduction is made for retirements resulting from renewals or betterments.

                               ACCOUNTS RECEIVABLE

The Company conducts business and extends credit based on an evaluation of the customers' financial condition, generally without requiring collateral. Exposure to losses on receivables is expected to vary by customer due to the financial condition of each customer. The Company monitors exposure to credit losses and maintains allowances for anticipated losses considered necessary under the circumstances.

                         IMPAIRMENT OF LONG-LIVED ASSETS

Long-lived assets, primarily fixed assets and intangible assets, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets might not be recoverable. The Company does not perform a periodic assessment of assets for impairment in the absence of such information or indicators. Conditions that would necessitate an impairment assessment include a significant decline in the observable market value of an asset, a significant change in the extent or manner in which an asset is used, or a significant adverse change that would indicate that the carrying amount of an asset or group of assets is not recoverable. For long-lived assets to be held and used, the Company recognizes an impairment loss only if its carrying amount is not recoverable through its undiscounted cash flows and measures the impairment loss based on the difference between the carrying amount and estimated fair value.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                    EARNINGS (LOSS) PER SHARE OF COMMON STOCK

Basic net income (loss) per common share is computed using the weighted average number of common shares outstanding. Diluted earnings per share (EPS) includes additional dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants. Common share amounts have been retroactively adjusted for the 20:1 stock split that occurred in 2004 (see note 9). Common stock equivalents were not included in the computation of diluted earnings per share when the Company reported a loss because to do so would be antidilutive for periods presented.

The following is a reconciliation of the computation for basic and diluted EPS:

                                       December 31,       December 31,
                                           2004               2003
                                       ------------       ------------

 Net loss                              $ (1,738,094)      $   (742,517)
                                       ------------       ------------

 Weighted-average common shares
 Outstanding (Basic)                     41,620,628         39,059,700

 Weighted-average common stock
 Equivalents
      Stock options                      30,000,000          8,245,720
      Warrants                           24,204,900         18,604,900
                                       ------------       ------------

 Weighted-average common shares
 Outstanding (Diluted)                   95,825,528         65,910,320
                                       ============       ============


Options and warrants outstanding to purchase stock were not included in the computation of diluted EPS for December 31, 2004 and 2003 because inclusion would have been antidilutive.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 2- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                            STOCK-BASED COMPENSATION

The Company measures compensation expense for its employee stock-based compensation using the intrinsic-value method. Under the intrinsic-value method of accounting for stock-based compensation, when the exercise price of options granted to employees and common stock issuances are less than the estimated fair value of the underlying stock on the date of grant, deferred compensation is recognized and is amortized to compensation expense over the applicable vesting period. In each of the periods presented, the vesting period was the period in which the options were granted. All options were expensed to compensation in the period granted rather than the exercise date.

The Company measures compensation expense for its non-employee stock-based compensation under the Financial Accounting Standards Board (FASB) Emerging Issues Task Force (EITF) Issue No. 96-18, "Accounting for Equity Instruments that are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services". The fair value of the option issued is used to measure the transaction, as this is more reliable than the fair value of the services received. The fair value is measured at the value of the Company's common stock on the date that the commitment for performance by the counterparty has been reached or the counterparty's performance is complete. The fair value of the equity instrument is charged directly to compensation expense and additional paid-in capital.

                        RECENT ACCOUNTING PRONOUNCEMENTS

On December 16, 2004, the Financial Accounting Standards Board ("FASB") published Statement of Financial Accounting Standards No. 123 (Revised 2004), "Share-Based Payment" ("SFAS 123R"). SFAS 123R requires that compensation cost related to share-based payment transactions be recognized in the financial statements. Share-based payment transactions within the scope of SFAS 123R include stock options, restricted stock plans, performance-based awards, stock appreciation rights, and employee share purchase plans. The provisions of SFAS 123R, as amended, are effective for small business issuers beginning as of the next fiscal year after December 15, 2005.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 3- FIXED ASSETS

Fixed assets as of December 31, 2004 were as follows:

                                       Estimated Useful
                                        Lives (Years)
                                        -------------

      Furniture and fixtures                  7            $ 23,268
      Machinery and equipment                3-7             80,016
      Leasehold improvements                  6              11,870
      Vehicles                                5              26,908
                                                           --------

                                           142,062
      Less: accumulated depreciation                        110,412
                                                           --------
      Property and equipment, net                          $ 31,650
                                                           ========


Included in machinery and equipment is $11,298 in equipment held under capital lease. The accumulated depreciation on this equipment as of December 31, 2004 is $6,685. There was $34,562 and $21,125 charged to operations for depreciation expense for the years ended December 31, 2004 and 2003, respectively.

NOTE 4- NOTES PAYABLE

The Company entered into an agreement with the Swiss Pool for Aviation Insurance ("SPL") whereby SPL advanced the Company under their Master SurSITE Agreement, a license/hosting fee and associated professional service fees. Advanced fees were recognized as both revenue to the Company for achieving certain benchmarks in accordance with the agreement, and certain fees were advances to be repaid due to contractual obligations to SPL. The original terms were for the advances to be repaid in a period not to exceed five years, no interest. In 2004, interest started accruing at 2.5% annually. The Company originally was advanced $700,000 from June 2002 through October 2002, and credited one quarterly maintenance fee of $35,000 in 2002 and two quarterly maintenance fees totaling $70,000 in 2003. Additionally, SPL advanced another $200,000 in 2003 at 9% interest annually of which $45,000 was repaid in June 2004. Interest expense for the year ended December 31, 2004 and 2003 were $18,283 and $10,347, respectively. The note payable balance due at December 31, 2004 was $750,000. All amounts are included as current liabilities due to the fact that these amounts are due on demand.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 4- NOTES PAYABLE (CONTINUED)

The Company entered into a revolving promissory note agreement (the "Agreement") with Crosshill Georgetown Capital, L.P. ("Crosshill") on January 10, 2003. Pursuant to the Agreement, Crosshill loaned the Company $750,000 which matures upon the earlier of the Company closing on an equity raise of not less than $2,000,000 or July 10, 2003, which has been amended on various occasions through December 31, 2004. The note accrued interest at 12% annually. This note was converted to long-term debt on July 1, 2004. The Company had $650,000 outstanding at December 31, 2004. Interest expense for the years ended December 31, 2004 and 2003 was $91,980 and $87,792 due to added interest payments due to late payments made by the Company. In accordance with EITF 96-16, "Debtor's Accounting for a Modification or Exchange of Debt Instruments," the Company has recognized a gain of $83,245 due to a substantial modification to the terms of the note agreement.

The amounts are secured by a Loan and Security Agreement and an Intellectual Property Security Agreement which includes the Company's software and related technology. In addition, the Company issued 18,604,900 warrants to CrossHill for inducement to enter into the Agreement. In accordance with the third amendment which established March 31, 2004 as the new maturity date, these warrants increase 1,200,000 per month effective April 2004 through June 2004, should the Company fail to repay the note. The value of the warrants utilizing the relative fair value of the instrument amounted to $35,000.

Notes payable at December 31, 2004 consists of the following:

  Installment note payable to SPL through September 2008,
  principal payment of $50,000 due quarterly commencing
  January 1, 2005 for 15 quarters with an annual interest
  rate of 2.5%.                                                      $ 750,000


  Installment note payable to Crosshill due through April
  2007, principal payments of $65,000 payable quarterly
  commencing October 1, 2004 (extended to January 1, 2007)
  interest at 7.5% (with an effective interest rate of
  12%) due monthly net of gain on debt .
  extinguishment of $83,245                                            531,755
                                                                    ----------

  Total notes payable                                                1,281,755
  Less current maturities                                              341,755
                                                                    ----------

  Notes payable - net of current maturities                         $  940,000
                                                                    ==========

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 4- NOTES PAYABLE (CONTINUED)

The approximate aggregate amount of all note payable maturities for the next four years ending December 31, 2004 is as follows:

                 2005                         $   341,755
                 2006                             460,000
                 2007                             330,000
                 2008                             150,000
                                              ------------

                                              $ 1,281,755
                                              ============

                          NOTE 5- NOTES PAYABLE - BANK


The Company during 2004 maintained a $200,000 Line of Credit with two banks. The Company would borrow funds from time to time for working capital needs. Interest on the lines of credit were variable at prime rate plus 2.5% (7.75% at December 31, 2004). The balance at December 31, 2004 was $200,000. Interest for the years ended December 31, 2004 and 2003 was $5,831 and $469, respectively.

NOTE 6- NOTES PAYABLE - RELATED PARTIES

The Company has notes payable due to three related parties:

Two unsecured notes payable in the aggregate amount of $50,000 to a director of the organization, due June 2005 or upon obtaining an equity line of credit whichever is earlier, with interest payable at 8%. Interest expense for the year ended December 31, 2004 was $2,333. As of November 2005, the Company provides the director n update on the status of the repayment of the note. The Company recorded the issuance of 4,000,000 warrants in connection with these notes at $8,000 and that amount is included in additional paid-in capital.

An unsecured note payable in the amount of $50,000 to an officer of the Company, due December 31, 2004, which has been extended until the Company obtains an equity line of credit, with interest payable at 6.5%. Interest expense for the year ended December 31, 2004 was $2,105. As of November 2005, the Company provides the director n update on the status of the repayment of the note.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 6- NOTES PAYABLE - RELATED PARTIES (CONTINUED)

The Company on March 24, 2005 settled with a former officer/employee of the Company who was owed back pay. The settlement was for $166,943, $16,943 due at the signing of the settlement agreement and the remaining $150,000 in the form of a promissory note due August 22, 2005 in one lump payment. The note was not paid in August 2005, and extended by the parties until the filing of the disclosure statement with the Securities and Exchange Commission.

NOTE 7- CONVERTIBLE DEBENTURES

On June 28, 2004, the Company entered into a Securities Purchase Agreement with Cornell Capital Partners. Under the Securities Purchase Agreement, Cornell Capital Partners was obligated to purchase $600,000 of secured convertible debentures from the Company. The Company also entered into a $400,000 convertible debenture which was utilized for payment of consulting services. This debenture has a maturity date of June 29, 2007, is non-interest bearing, and convertible into 19,121,211 shares of common stock.

On June 29, 2004, Cornell Capital Partners purchased $300,000 of convertible debentures and purchased $300,000 additional debentures on August 26, 2004. These debentures accrue interest at a rate of 5% per year. The debentures are convertible into the Company's common stock at the holders' option any time up to maturity at an agreed-upon conversion price. The assets of the Company in accordance with an Inter-creditor Agreement secure the debentures. At maturity, the Company has the option to either pay the holder the outstanding principal balance and accrued interest or to convert the debentures into shares of common stock at an agreed-upon conversion price. The convertible debentures meet the definition of hybrid instruments, as defined in SFAS 133, Accounting for Derivative Instruments and Hedging Activities (SFAS No. 133). The hybrid instruments are comprised of a i) a debt instrument, as the host contract and
ii) an option to convert the debentures into common stock of the Company, as an embedded derivative. The embedded derivative derives its value based on the underlying fair value of the Company's common stock. The Embedded Derivative is not clearly and closely related to the underlying host debt instrument since the economic characteristics and risk associated with this derivative are based on the common stock fair value. The Company has separated the embedded derivative from the hybrid instrument based on an independent valuation of $501,455 and classified the Embedded Derivative as a current liability with an offsetting debit to debt discount, which will be amortized over the term of the debenture based on the effective interest method.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 7- CONVERTIBLE DEBENTURES (CONTINUED)

The embedded derivative does not qualify as a fair value or cash flow hedge under SFAS No. 133. Accordingly, changes in the fair value of the embedded derivative are immediately recognized in earnings and classified as a gain or loss on the embedded derivative financial instrument in the accompanying statements of operations. There was no change in fair value during the year ended December 31, 2004. The Company used the following assumptions to determine the fair value of the embedded derivative:

Interest expense on the convertible debentures which is accrued for the year ended December 31, 2004 was $12,785.

NOTE 8- COMMITMENTS AND CONTINGENCIES

                            CAPITAL LEASE OBLIGATIONS

The Company is the lessee of computer equipment and office equipment under capital leases expiring during 2006 in the amount of $11,298. The leases are collateralized by the equipment.

Minimum lease payments under capital leases at December 31, 2004, are as follows:

                       2005                            $ 3,247
                       2006                              1,894
                                                       -------

                                                         5,141

              Less: amounts representing interest         (751)
              Less: current portion                     (2,637)
                                                       -------

                       Long-term portion               $ 1,753
                                                       =======

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 8- COMMITMENTS AND CONTINGENCIES (CONTINUED)

                                 OPERATING LEASE

The Company has a facility lease for office space and equipment leases with various expiration dates through 2006. Monthly payments for all leases range from $99 to $7,625 per month.

Minimum lease payments under operating leases at December 31, 2004, are as follows:

                       2005                  $ 91,698
                       2006                    45,749
                                             --------
                                             $137,447
                                             ========


Rent expense for the years ended December 31, 2004 and 2003 was $90,536 and $85,798, respectively.

                              SETTLEMENT AGREEMENT

The Company on March 24, 2005 settled with a former officer/employee of the Company who was owed back pay. The settlement was for $166,943, $16,943 due at the signing of the settlement agreement and the remaining $150,000 in the form of a promissory note due August 22, 2005 in one lump payment. The note was not paid in August 2005, and extended by the parties until the filing of the disclosure statement with the Securities and Exchange Commission.

NOTE 9- STOCKHOLDERS' DEFICIT

                                  COMMON STOCK

The Company increased the authorized level of common shares to 500,000,000 that the board of directors approved and a corresponding 20:1 forward stock split increasing the issued and outstanding shares to 39,059,700. Additionally, in June 2004, the Company issued 5,121,855 shares for consulting services in the obtaining of convertible debenture financing bringing the total number of outstanding shares to 44,181,555. This stock was valued at $150,000.

This represents a value of approximately $.029 per share, the value of the unamortized cost basis of the software and related technology of the Company over the issued and outstanding shares post issuance of the 5,121,855 shares. The Company's stock was not trading at the time of the issuance and had no readily determinable market value, thus used this arm's length fair value method to value the shares.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 9- STOCKHOLDERS' DEFICIT (CONTINUED)

                           STOCK OPTIONS AND WARRANTS

The Company has authorized 30,000,000 to be issued as options to employees of the Company. In addition, the Company from time to time has issued board resolutions to issue warrants to key personnel.

The following tables summarizes the activity of the Company's stock option plan. All share amounts and prices are reflected:

                                                        Year Ended
                                                     December 31, 2004
                                                 -------------------------
                                                                  Weighted-
                                                                   average
                                                  Number of       exercise
                                                   Options          price
                                                 -----------      --------

      Outstanding - beginning of period            8,245,720      $   0.10
      Granted                                     21,754,280          0.10
      Exercised/Expired                                    0            --
                                                 -----------      --------

      Outstanding - end of period                 30,000,000      $   0.10
                                                 ===========      ========

      Exercisable at end of period:               30,000,000      $   0.10
                                                 ===========      ========

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 9- STOCKHOLDERS' DEFICIT (CONTINUED)

STOCK OPTIONS AND WARRANTS (CONTINUED)

                                                          Year Ended
                                                      December 31, 2003
                                                   -----------------------
                                                                   Weighted-
                                                      Number        average
                                                        of         exercise
                                                     Options         price
                                                  -----------      --------
       Outstanding - beginning of period             7,945,720       $0.10
       Granted                                         800,000        0.10
       Exercised/Expired                              (500,000)      (0.10)
                                                   -----------       -----

       Outstanding - end of period                   8,245,720       $0.10
                                                   ===========       =====
       Exercisable at end of period:                 8,245,720       $0.10
                                                   ===========       =====


For disclosure purposes, the fair value of each stock option granted is estimated on the date of grant using the Black-Scholes option-pricing model, which approximates fair value, with the following weighted-average assumptions used for stock options granted in 2004 and 2003; no annual dividends, volatility which utilizes the weighted average of multiple comparable companies of 75% and 60%, risk-free interest rate of 2.23% and 4.50%, and expected life of 9 and 9.45 years. For disclosure purposes the options issued in 2004 and 2003 were valued at a fair value of $.029, which is lower than the strike price of the option.

If compensation expense for the Company's stock-based compensation plans had been determined consistent with SFAS 123, amended by SFAS 148, the Company's net income and net income per share including pro forma results would have been the amounts indicated below:

                                                        Year Ended December 31,
                                                    ----------------------------
                                                        2004              2003
                                                        ----              ----
Net loss:
  As reported                                       ($1,738,094)      ($742,517)
  Add: Stock-based employee compensation expense
  included in reported net loss, net of related tax
  tax effects                                                --              --

  Less: Total stock-based employee compensation
     expense determined under fair value based
     method for all awards, net of related tax
     effects                                           (307,830)        (53,869)
                                                    -----------       ---------
   Pro forma                                        ($2,045,924)      ($796,386)

   Net loss per share:
       As reported:
         Basic                                           ($0.04)         ($0.02)
         Diluted                                         ($0.04)         ($0.02)
      Pro forma:
         Basic                                           ($0.05)         ($0.02)
         Diluted                                         ($0.05)         ($0.02)

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 9- STOCKHOLDERS' DEFICIT (CONTINUED)

                     STOCK OPTIONS AND WARRANTS (CONTINUED)

The Company has 18,604,900 warrants outstanding as of December 31, 2003. In 2004, the Company issued 4,000,000 warrants in connection with the two $25,000 promissory notes with a related party and issued 3,600,000 in connection with the debt with CrossHill. In 2004 and 2003 the Company valued the warrants in accordance with the Black-Scholes pricing model. For disclosure purposes the warrants issued in 2004 and 2003 were valued at a fair value of $.029, which is lower than the strike price of the warrant.

The Company has the following warrants outstanding for the purchase of its common stock. All share and price amounts are reflected:

                                                             Year Ended
Exercise                                                    December 31,
 Price             Expiration Date                     2004             2003
--------           ---------------                   ----------      ----------
 $0.05        January, 2010                          18,604,900      18,604,900
 $0.10        June, 2014                              4,000,000               0
 $0.05        July, 2014                              3,600,000               0
                                                     ----------      ----------

                                                     26,204,900      18,604,900
                                                     ==========      ==========
               Weighted average exercise price           $0.057           $0.05
                                                     ==========      ==========


In addition, all of these warrants are exercisable as of December 31, 2003, and all but 2,000,000 are exercisable as of December 31, 2004.

NOTE 10- PROVISION FOR INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company's assets and liabilities. Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company's tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

At December 31, 2004 and 2003, deferred tax assets consist of the following:

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 10- PROVISION FOR INCOME TAXES (CONTINUED)

                                              2004                     2003
                                              ----                     ----
Net operating losses                       $ 1,718,874             $ 1,127,922
Amortization of intangible assets              (32,041)                (32,041)
                                           -----------             -----------

                                             1,686,833               1,095,881

Valuation allowance                         (1,686,833)             (1,095,881)
                                           -----------             -----------

                                           $        --             $        --
                                           ===========             ===========


At December 31, 2004, the Company had a net operating loss carryforward in the approximate amount of $5,055,512, available to offset future taxable income through 2024. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods.

A reconciliation of the Company's effective tax rate as a percentage of income before taxes and federal statutory rate for the years ended December 31, 2004 and 2003 is summarized as follows:

                                                  2004         2003
                                                  ----         ----
Federal statutory rate                           (34.0)%      (34.0)%
State income taxes, net of federal benefits        3.3          3.3
Valuation allowance                               30.7         30.7
                                                 -----        -----
                                                     0%           0%
                                                 =====        =====


NOTE 11- SUBSEQUENT EVENTS

On March 16, 2005, the Company and a director entered into a promissory note agreement for $10,000 due the earlier of one year or upon the availability of a $750,000 commercial line of credit. The note bears interest at 10% per annum.

On March 22, 2005, the Company and a director entered into a promissory note agreement for $20,000 due the earlier of one year or upon the availability of a $750,000 commercial line of credit. The note bears interest at 10% per annum.

                     SOLUTION TECHNOLOGY INTERNATIONAL, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                           DECEMBER 31, 2004 AND 2003

NOTE 11- SUBSEQUENT EVENTS (CONTINUED)

On March 25, 2005, the Company and a director entered into a promissory note agreement for $17,000 due the earlier of one year or upon the availability of a $750,000 commercial line of credit. The note bears interest at 10% per annum.

On June 6, 2005 the Company issued a secured debenture to Montgomery Equity Partners, Ltd. in the principal amount of $250,000 with interest to accrue at the rate of 12% per year on the unpaid principal balance. Under the terms of the convertible debenture, all principal and accrued interest is payable at the Company's election on the third year anniversary of June 6, 2007 or may be converted by Montgomery Equity Partners at its election at a conversion price equal to the lesser of (i) an amount equal to 110% of the initial bid price of the Company's common stock submitted on Form 211 by a registered market maker to an approved by the NASD or (ii) an amount equal to 80% of the lowest closing bid price of the Company's common stock as quoted by Bloomberg, LP for the five trading days immediately preceding the conversion date. The Company has the right to redeem a portion of all the outstanding principal at a price of 120% of the amount redeemed plus accrued interest. If the Company exercises its right of redemption it must issue a warrant to Cornell Capital to purchase 50,000 shares of the Company's common stock for every $100,000 redeemed. The Company must register any shares of its common stock received by Cornell Capital through conversion or under the warrant should the Company exercise its right of redemption..

On May 19, 2005, NetWorth Technologies, Inc. ("NetWorth"), the Company and STI Acquisition Company Corp., a newly formed Delaware corporation, entered into an Agreement and Plan of Merger pursuant to which NetWorth will issue shares equal to 90% of its outstanding shares at the date of the merger for 100% of the outstanding shares of the Company. As a result of the Agreement, the transaction will be treated for accounting purposes as a reverse merger by the Company being the accounting acquirer. The reverse merger will be accounted for as the issuance of shares of STI for the net monetary assets of Networth, accompanied with a recapitalization. As a result of the merger, Networth has succeeded its minimal operations to those of the Company and, accordingly, the Company will continue to be reported in Networth's periodic financial statements as a predecessor for all required periods.

On June 24, 2005, the Company and a director entered into a convertible promissory note agreement for $100,000, replacing a promissory note entered into January 7, 2005, due the earlier of one year or upon the availability of a $750,000 commercial line of credit. The note bears interest at 10% per annum.